AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 28, 2025.

Securities Act Registration No. 333-147999

Investment Company Act Registration No. 811-22153

Form N-1A

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No. __	☐
Post-Effective Amendment No. 67	☒
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐
Amendment No. 68	☒

(Check appropriate box or boxes.)

Dunham Funds

(Exact Name of Registrant as Specified in Charter)

6256 Greenwich Drive, Suite 550
San Diego, CA 92122

(Address of Principal Executive Offices)(Zip Code)

Registrant’s Telephone Number, including Area Code:  (858) 964-0500

Jeffrey A. Dunham
Dunham Funds
6256 Greenwich Drive, Suite 550
San Diego, CA 92122

(Name and Address of Agent for Service)

With copy to:

Robert A. Robertson

Dechert LLP

633 West 5th Street, Suite 4900

Los Angeles, CA 9007

Approximate date of proposed public offering:  As soon as practicable after the effective date of the Registration Statement.

It is proposed that this filing will become effective:

☐	Immediately upon filing pursuant to paragraph (b)

☒	On March 1, 2025 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	On [date] pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	On (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

DUNHAM FUNDSSM WHEN PERFORMANCE COUNTS

March 1, 2025	PROSPECTUS
BOND FUNDS Dunham Corporate/ Government Bond Fund Class A (DACGX) Class C (DCCGX) Class N (DNCGX)	Dunham Small Cap Value Fund Class A (DASVX) Class C (DCSVX) Class N (DNSVX)	ALTERNATIVE FUNDS Dunham Dynamic Macro Fund Class A (DAAVX) Class C (DCAVX) Class N (DNAVX)
Dunham Floating Rate Bond Fund Class A (DAFRX) Class C (DCFRX) Class N (DNFRX)	U.S. GROWTH FUNDS Dunham Focused Large Cap Growth Fund Class A (DAFGX) Class C (DCFGX) Class N (DNFGX)	Dunham Long/Short Credit Fund Class A (DAAIX) Class C (DCAIX) Class N (DNAIX)
Dunham High-Yield Bond Fund Class A (DAHYX) Class C (DCHYX) Class N (DNHYX)	Dunham Small Cap Growth Fund Class A (DADGX) Class C (DCDGX) Class N (DNDGX)	Dunham Monthly Distribution Fund Class A (DAMDX) Class C (DCMDX) Class N (DNMDX)
Dunham International Opportunity Bond Fund Class A (DAIOX) Class C (DCIOX) Class N (DNIOX)	INTERNATIONAL EQUITY FUNDS Dunham Emerging Markets Stock Fund Class A (DAEMX) Class C (DCEMX) Class N (DNEMX)	Dunham Real Estate Stock Fund Class A (DAREX) Class C (DCREX) Class N (DNREX)
U.S. VALUE FUNDS Dunham Large Cap Value Fund Class A (DALVX) Class C (DCLVX) Class N (DNLVX)	Dunham International Stock Fund Class A (DAINX) Class C (DCINX) Class N (DNINX)	Dunham U.S. Enhanced Market Fund Class A (DASPX) Class C (DCSPX) Class N (DNSPX)

Offered through:

Dunham & Associates Investment Counsel, Inc.

P.O. Box 910309, San Diego, California 92191

(800) 442-4358

The Securities and Exchange Commission has not approved or disapproved any of the above listed Funds. The Securities and Exchange Commission also has not determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Dunham Funds Prospectus

FUND SUMMARIES	1
bond funds:
Dunham Corporate/Government Bond Fund	1
Dunham Floating Rate Bond Fund	7
Dunham High-Yield Bond Fund	12
Dunham International Opportunity Bond Fund	16
U.S. Value Funds:
Dunham Large Cap Value Fund	21
Dunham Small Cap Value Fund	25
U.S. Growth funds:
Dunham Focused Large Cap Growth Fund	29
Dunham Small Cap Growth Fund	33
INTERNATIONAL EQUITY FUNDS:
Dunham Emerging Markets Stock Fund	37
Dunham International Stock Fund	41
aLTERNATIVE FUNDS:
Dunham Dynamic Macro Fund	45
Dunham Long/Short Credit Fund	51
Dunham Monthly Distribution Fund	57
Dunham Real Estate Stock Fund	63
Dunham U.S. Enhanced Market Fund	67
SUMMARY OF OTHER IMPORTANT INFORMATION REGARDING FUND SHARES	74
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	75
Investment ObjectiveS	75
PRINCIPAL INVESTMENT STRATEGIES	76
TEMPORARY INVESTMENTS	86
PRINCIPAL INVESTMENT RISKS	87
PORTFOLIO HOLDINGS DISCLOSURE	102
MANAGEMENT	102
Investment Adviser	102
Sub-AdviserS and SUB-Adviser portfolio managers	105
HOW SHARES ARE PRICED	115
HOW TO PURCHASE SHARES	115
HOW TO REDEEM SHARES	122
HOW TO EXCHANGE SHARES	128
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS	128
FREQUENT PURCHASES AND REDEMPTIONS OF Fund SHARES	130
Distribution of shares	131
HOUSEHOLDING	132
ADDITIONAL INFORMATION	132
FINANCIAL HIGHLIGHTS	133
Notice of Privacy Policy & PRACTICES	149

FUND SUMMARIES

Dunham Corporate/Government Bond Fund

Investment Objective:

The Fund seeks to provide current income and capital appreciation.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial intermediary and in How to Purchase Shares on page 113 of the Fund’s Prospectus and in How to Buy and Sell Shares on page 86 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	4.50%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price for purchases of $1 million or more)	0.75%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.88%	0.88%	0.88%
Distribution and/or Service (12b-1) Fees	0.25%	0.75%	0.00%
Other Expenses	0.26%	0.26%	0.26%
Total Annual Fund Operating Expenses	1.39%	1.89%	1.14%

(1)	The Sub-Advisory Fee is a fulcrum fee with a base or fulcrum of 30 bps (0.30%) and range from 0.15% to 0.45% based on the Fund’s performance relative to the Bloomberg U.S. Aggregate Bond Index, the Fund’s benchmark.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$585	$870	$1,176	$2,043
Class C	$192	$594	$1,021	$2,212
Class N	$116	$362	$628	$1,386

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 53% of the average value of its portfolio.

Principal Investment Strategies:

The Fund’s Sub-Adviser seeks to achieve the Fund’s investment objectives by investing primarily in corporate and government bonds using the Sub-Adviser’s active management techniques including sector analysis and allocation through active sector rotation, issuer selection and opportunistic trading. Under normal market conditions, the Fund invests at least 80% of its assets in corporate bonds of issuers from any country and in government bonds. The Fund defines corporate bonds to include: (1) debt securities issued by a corporation (or equivalent entity), (2) non-government mortgage-backed securities and collateralized mortgage obligations (MBS), (3) asset-backed securities (ABS) and (4) index-linked bonds. These securities may be issued in reliance on Rule 144A under the Securities Act of 1933, and subject to restriction on resale. The Fund defines government bonds to include: (1) any United States government issued or guaranteed MBS (Gov-MBS) and debt securities issued by the United States’ Treasury, any agency or instrumentality of the United States; (2) any multi-governmental entity of which the United States is a member; and (3) any state or other political subdivision within the United States or its territories. In general, the Sub-Adviser buys securities that its active management techniques identify as undervalued and sells them when more compelling investments are available. The Fund’s Sub-Adviser may engage in active and frequent trading of the Fund’s portfolio securities to achieve the Fund’s investment objectives.

The Fund may invest up to 40% of its assets in higher-yielding, higher-risk corporate and government bonds, including high-yield bank loans — also known as “high-yield” or “junk” bonds — with medium to low credit quality ratings. High-yield bonds and bank loans are rated BB+ or lower by S&P or comparably rated by another nationally recognized statistical rating organization (NRSRO), or if unrated determined by the Sub-Adviser to be of comparable quality. However, the Fund intends to maintain an average portfolio credit quality of investment grade. The bonds in the Fund’s portfolio can be of any maturity.

The Fund may invest up to 15% of its assets in derivative instruments, such as swaps (including credit default swap indices and single name credit default swaps), and forward and futures contracts, including interest rate futures. Derivatives may be used for investment purposes and/or to manage risks. The Fund also may hold foreign exchange derivatives (including currency forwards of both developed and emerging market countries). These instruments may be used to reduce foreign currency risk and/or to enhance returns.

The Fund may also engage in securities lending.

Principal Investment Risks:

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Although the Fund will strive to meet its investment objective, there is no assurance that it will do so. Many factors affect the Fund’s net asset value and performance.

Credit Risk – Issuers of debt securities may suffer from a reduced ability to repay their interest and principal obligations. They may even default on interest and/or principal payments due to the Fund. An increase in credit risk or a default will cause the value of Fund debt securities to decline. Issuers with lower credit quality are more susceptible to economic or industry downturns and are more likely to default.

Interest Rate Risk – In general, the price of a debt security falls when interest rates rise. Debt securities have varying levels of sensitivity to changes in interest rates. Securities with longer maturities may be more sensitive to interest rate changes.

Call or Redemption Risk – If interest rates decline, issuers of debt securities may exercise redemption or call provisions. This may force the Fund to reinvest redemption or call proceeds in securities with lower yields, which may reduce Fund performance.

Changing Fixed Income Market Conditions Risk – During periods of sustained rising rates, fixed income risks will be amplified. If the U.S. Federal Reserve’s Federal Open Market Committee (“FOMC”) raises the federal funds interest rate target, interest rates across the U.S. financial system may rise. Rising rates tend to decrease liquidity, increase trading costs, and increase volatility, all of which make portfolio management more difficult and costly to the Fund and its shareholders.

Lower-Rated Securities Risk – Securities rated below investment-grade, sometimes called “high-yield” or “junk” bonds, are speculative investments that generally have more credit risk than higher-rated securities. Companies issuing high-yield fixed-income securities are not as strong financially as those issuing securities with higher credit ratings and are more likely to encounter financial difficulties. Lower rated issuers are more likely to default and their securities could become worthless.

Private Placement Risk – Privately issued securities, including those which may be sold only in accordance with Rule 144A under the Securities Act of 1933, are restricted securities that are not registered with the U.S. Securities and Exchange Commission (“SEC”). Accordingly, the liquidity of the market for specific privately issued securities may vary. Delay or difficulty in selling such securities may result in a loss to the Fund. Privately issued securities that the Sub-Adviser determines to be “illiquid” are subject to the Fund’s policy of not investing more than 15% of its net assets in illiquid securities.

Mortgage-Backed and Asset-Backed Securities Risk – Mortgage-backed and asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, the Fund may exhibit additional volatility in a period of rising interest rates if it holds mortgage-backed securities (known as “extension risk”). Mortgage-backed securities may also be subject to prepayment risk; when interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the Fund’s returns because the Fund may have to reinvest that money at the lower prevailing interest rates. Non-agency mortgage-backed securities generally have greater credit risk than government issued mortgage-backed securities.

U.S. Government Securities Risk – The risk that U.S. Government securities in the Fund’s portfolio will be subject to price fluctuations, or that an agency or instrumentality will default on an obligation not backed by the full faith and credit of the United States.

Long-Term Maturities/Durations Risk – The risk of greater price fluctuations than would be associates with securities having shorter maturities or durations.

Senior Bank Loans Risk – Senior loans are subject to the risk that a court could subordinate a senior loan, which typically holds the most senior position in the issuer’s capital structure, to presently existing or future indebtedness or take other action detrimental to the holders of senior loans. Senior loans settle on a delayed basis, potentially leading to the sale proceeds of such loans not being available to meet redemptions for a substantial period of time after the sale of the senior loans. The market prices of floating rate loans are generally less sensitive to interest rate changes than are the market prices for securities with fixed interest rates. Certain senior loans may not be considered “securities,” and purchasers, such as the Fund, therefore, may not be entitled to rely on the protections of federal securities laws, including anti-fraud provisions.

IBOR Risk – The risk that the elimination of the London Interbank Offered Rate (“LIBOR”) or similar interbank offered rates (“IBORs”), such as the Euro Overnight Index Average (“EONIA”), or any other changes or reforms to the determination or supervision of such rates, could have an adverse impact on the market for, or value of, any securities or payments linked to those rates. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions. Moreover, the effectiveness of replacement rates is uncertain.

Emerging Markets Risk – Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems which do not protect securities holders. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid.

Foreign Investing Risk – Investments in foreign countries are subject to currency risk and country-specific risks such as political, diplomatic, regional conflicts, terrorism, war, social and economic instability, and policies that have the effect of decreasing the value of foreign securities. Foreign countries may be subject to different trading settlement practices, less government supervision, less publicly available information, limited trading markets and greater volatility than U.S. investments.

Natural Disaster/Epidemic Risk – Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the novel coronavirus), have been and can be highly disruptive to economies and markets.

Management Risk – The Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result. The successful use of hedging and risk management techniques may be adversely affected by imperfect correlation between movements in the price of the hedging vehicles and the securities being hedged.

Derivatives Risk – Derivatives or other similar instruments (referred to collectively as “derivatives”), such as futures, forwards, options, swaps, structured securities and other instruments, are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may involve costs and risks that are different from, or possibly greater than, the costs and risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile, may correlate imperfectly with price of the applicable underlying asset, reference rate or index and may move in unexpected ways, especially in unusual market conditions, such as markets with high volatility or large market declines. Some derivatives are particularly sensitive to changes in interest rates. Other risks include liquidity risk which refers to the potential inability to terminate or sell derivative positions and for derivatives to create margin delivery or settlement payment obligations for the Fund. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivatives that involve a small initial investment relative to the risk assumed may be considered to be “leveraged,” which can magnify or otherwise increase investment losses. In addition, the use of derivatives for non-hedging purposes (that is, to seek to increase total return) is considered a speculative practice and may present an even greater risk of loss than when used for hedging purposes. Derivatives are also subject to operational and legal risks.

Currency Risk – Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments denominated in a foreign currency or may widen existing losses. Exchange rate movements are volatile and it may not be possible to effectively hedge the currency risks of many countries.

Securities Lending Risk – The risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Fund might not be able to recover the loaned securities or their value.

Performance:

The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of Class N Shares of the Fund from year to year and by showing how the Fund’s Class A, Class C and Class N average annual returns compare with those of a broad measure of market performance. The Class A sales charge is reflected in the average annual total return table. Past performance (before and after taxes) does not necessarily indicate how a Fund will perform in the future. Updated performance information is available at no cost by visiting www.dunham.com or by calling toll free (888) 3DUNHAM (338-6426).

Class N Shares Annual Total Return for Years Ended December 31

During the periods shown in the bar chart, the highest return for a quarter was 6.43% (quarter ended December 31, 2023) and the lowest return for a quarter was -5.48% (quarter ended June 30, 2022).

Dunham Corporate/Government Bond Fund

AVERAGE ANNUAL TOTAL RETURN

For the periods ended December 31, 2024	1 Year	5 Years	10 Years
Class N Shares
return before taxes	2.55%	0.30%	1.53%
return after taxes on distributions	0.81%	-0.77%	0.41%
return after taxes on distributions and sale of Fund shares	1.50%	-0.22%	0.68%
Class C Shares
return before taxes	1.81%	-0.44%	0.77%
Class A Shares
return before taxes	-2.27%	-0.87%	0.80%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	1.25%	-0.33%	1.35%
Morningstar Intermediate Core-Plus Bond Category (return before taxes)*	2.37%	0.19%	1.63%

*	The Morningstar Intermediate Core-Plus Bond Category is generally representative of intermediate-term bond mutual funds that primarily invest in corporate and other investment-grade U.S. fixed-income securities and typically have durations of 3.5 to 6.0 years. Funds in this category also invest in high-yield and foreign bonds.

After-tax returns are estimated and are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment, because such accounts are only subject to taxes upon distribution. After tax returns for Class C and Class A shares, which are not shown, will vary from those of Class N shares.

Adviser: Dunham & Associates Investment Counsel, Inc. (the “Adviser”).

Sub-Adviser: Virtus Fixed Income Advisers, LLC (“VFIA” or the “Sub-Adviser”).

Sub-Adviser Portfolio Managers: David L. Albrycht, CFA is President and Chief Investment Officer of the Newfleet Asset Management division of VFIA. Prior to joining an affiliate of VFIA in 2011, Mr. Albrycht was Executive Managing Director and Senior Portfolio Manager with Goodwin Capital Advisers. He joined the Goodwin Capital Advisers multi-sector fixed income team in 1985 as a credit analyst and had managed fixed income portfolios since 1991. Mr. Albrycht has been managing the Fund since January 2013.

Stephen Hooker is a Managing Director and a Portfolio Manager at the Newfleet Asset Management division of VFIA. Mr. Hooker joined an affiliate of VFIA in 2011 to serve as sector manager for emerging markets. He was responsible for researching issuers in Europe, the Middle East, and Africa. Prior to joining an affiliate of VFIA, Mr. Hooker was vice president, senior credit analyst at Aladdin Capital Management and Global Plus Investment Management, respectively, both of which specialize in high yield and structured credit products. He began his career in the investment industry in 1993. Mr. Hooker has been managing the Fund since May 2017.

Messrs. Albrycht and Hooker share responsibility for the day-to-day management of the Fund.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the Summary of Other Important Information Regarding Fund Shares section on page 73 of this prospectus.

Dunham Floating Rate Bond Fund

Investment Objective:

The Fund seeks to provide a high level of current income, with capital appreciation as a secondary goal.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial intermediary and in How to Purchase Shares on page 113 of the Fund’s Prospectus and in How to Buy and Sell Shares on page 86 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	4.50%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price for purchases of $1 million or more)	0.75%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.79%	0.79%	0.79%
Distribution and/or Service (12b-1) Fees	0.25%	0.75%	0.00%
Other Expenses	0.23%	0.23%	0.23%
Acquired Fund Fees and Expenses(2)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.28%	1.78%	1.03%

(1)	The Sub-Advisory fee is a fulcrum fee with a base or fulcrum of 28 bps (0.28%) and can range from 0.18% to 0.38%, based on the Fund’s performance relative to the Morningstar LSTA U.S. Leveraged Loan 100 Index, the Fund’s benchmark.

(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$575	$838	$1,121	$1,926
Class C	$181	$560	$964	$2,095
Class N	$105	$328	$569	$1,259

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 80% of the average value of its portfolio.

Principal Investment Strategies:

The Fund’s Sub-Adviser seeks to achieve the Fund’s investment objectives by investing, under normal market conditions, at least 80% of the Fund’s assets (defined as net assets plus borrowings for investment purposes) in bonds. The Fund defines “bonds” as floating rate loans and other floating rate debt securities, including collateralized loan obligations (“CLO”s).

Floating rate loans generally represent amounts borrowed by corporations and other entities from banks and other institutional lenders. The Fund generally invests in loans that are rated below investment-grade (BB and lower, or an equivalent rating) or are not rated by a nationally recognized statistical rating organization (NRSRO), also known as “leveraged”, “high-yield” or “junk” loans. The loans in which the Fund will primarily invest are senior secured obligations of their borrowers and are typically secured by some or all of borrowers’ assets. Floating rate loans have interest rates that reset periodically (typically quarterly or monthly) and typically have tenors of eight years or less. The interest rates on floating rate loans may be based on a percentage above SOFR (Secured Overnight Financing Rate), a U.S. bank’s prime or base rate, the overnight federal funds rate, or another rate.

A CLO is a portfolio of leveraged loans and/or high-yield bonds that are securitized and managed as a fund. The assets are typically senior secured loans, which benefit from priority of payment over other claimants in the event of an insolvency. Each CLO is structured as a series of tranches that are interest-paying bonds. The Fund generally invests in CLOs that are rated below investment-grade (BB and lower, or an equivalent rating). CLOs have interest rates that reset periodically (typically quarterly or monthly). The interest rates on floating rate loans may be based on a percentage above SOFR (Secured Overnight Financing Rate).

Additionally, the Fund will invest up to 20% of total assets in fixed-rate corporate bonds of any maturity generally rated below investment-grade (BB and lower, or an equivalent rating) or are not rated by a nationally recognized statistical rating organization (NRSRO), also known as “high-yield” or “junk” loans. These securities may be issued in reliance on Rule 144A under the Securities Act of 1933, and subject to restriction on resale.

The Fund’s Sub-Adviser selects investments and seeks to reduce risk through portfolio diversification, credit analysis and attention to current developments in economic conditions. In general, the Sub-Adviser typically buys securities that provide high current income that it believes possess attractive risk/reward characteristics. The Sub-Adviser measures a security’s risk/reward ratio by its yield and expected probability of default when compared to a peer group of securities with similar credit risk. The Sub-Adviser typically will sell securities when, in the Sub-Adviser’s view, they no longer meet the buy criteria and when an issuer’s credit fundamentals deteriorate.

The Fund may also engage in securities lending.

Principal Investment Risks:

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Although the Fund will strive to meet its investment objective, there is no assurance that it will do so. Many factors affect the Fund’s net asset value and performance.

Senior Bank Loans Risk – Senior loans are subject to the risk that a court could subordinate a senior loan, which typically holds the most senior position in the issuer’s capital structure, to presently existing or future indebtedness or take other action detrimental to the holders of senior loans. Senior loans settle on a delayed basis, potentially leading to the sale proceeds of such loans not being available to meet redemptions for a substantial time period after the sale of the senior loans. The market prices of floating rate loans are generally less sensitive to interest rate changes than are the market prices for securities with fixed interest rates. Certain senior loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the protections of federal securities laws, including anti-fraud provisions.

CLO Risk – Negative economic trends nationally as well as in specific geographic areas of the United States could result in an increase in loan defaults and delinquencies. There is a material possibility that economic activity will be volatile or will slow significantly, and the CLO performance will likely be significantly and negatively impacted by such conditions. Such effects may include an inability for Obligors to obtain refinancing of their debt obligations. A decreased ability of Obligors to obtain refinancing may cause a deterioration in loan performance generally and for CLOs. It is not possible to determine whether or when such trends will improve or worsen in the future. CLOs may include underlying securities, which are investments in foreign countries. These factors could detract from CLO’s performance.

Lower-Rated Securities Risk – Securities rated below investment-grade, sometimes called “high-yield” or “junk” bonds, are speculative investments that generally have more credit risk than higher-rated securities. Companies issuing high-yield fixed-income securities are not as strong financially as those issuing securities with higher credit ratings and are more likely to encounter financial difficulties. Lower rated issuers are more likely to default and their securities could become worthless.

Floating Interest Rates Risk – Certain of the Fund’s investments, payment obligations and financing terms may be based on floating interest rates (“Reference Rates”). The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for, or value of, any securities or payments linked to those Reference Rates.

Changing Fixed Income Market Conditions Risk – During periods of sustained rising rates, fixed income risks will be amplified. If the U.S. Federal Reserve’s Federal Open Market Committee (“FOMC”) raises the federal funds interest rate target, interest rates across the U.S. financial system may rise. Rising rates tend to decrease liquidity, increase trading costs, and increase volatility, all of which make portfolio management more difficult and costly to the Fund and its shareholders.

Credit Risk – Issuers of debt securities may suffer from a reduced ability to repay their interest and principal obligations. They may even default on interest and/or principal payments due to the Fund. An increase in credit risk or a default will cause the value of Fund debt securities to decline. Issuers with lower credit quality are more susceptible to economic or industry downturns and are more likely to default.

Foreign Investing Risk – Investments in foreign countries are subject to currency risk and country-specific risks such as political, diplomatic, regional conflicts, terrorism, war, social and economic instability, and policies that have the effect of decreasing the value of foreign securities. Foreign countries may be subject to different trading settlement practices, less government supervision, less publicly available information, limited trading markets and greater volatility than U.S. investments.

Call or Redemption Risk – If interest rates decline, issuers of debt securities may exercise redemption or call provisions. This may force the Fund to reinvest redemption or call proceeds in securities with lower yields, which may reduce Fund performance.

Interest Rate Risk – In general, the price of a debt security falls when interest rates rise. Debt securities have varying levels of sensitivity to changes in interest rates. Securities with longer maturities may be more sensitive to interest rate changes.

Natural Disaster/Epidemic Risk – Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the novel coronavirus), have been and can be highly disruptive to economies and markets.

Liquidity Risk – Some securities may have few market-makers and low trading volume, which tend to increase transaction costs and may make it impossible for the Fund to dispose of a security position at all or at a price which represents current or fair market value.

Management Risk – The Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result. The successful use of hedging and risk management techniques may be adversely affected by imperfect correlation between movements in the price of the hedging vehicles and the securities being hedged.

Securities Lending Risk – The risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Fund might not be able to recover the loaned securities or their value.

Performance:

The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of Class N Shares of the Fund from year to year and by showing how the Fund’s Class A, Class C and Class N average annual returns compare with those of a broad measure of market performance. The Class A sales charge is reflected in the average annual total return table. Past performance (before and after taxes) does not necessarily indicate how a Fund will perform in the future. Updated performance information is available at no cost by visiting www.dunham.com or by calling toll free (888) 3DUNHAM (338-6426).

Class N Shares Annual Total Return for Years Ended December 31

During the periods shown in the bar chart, the highest return for a quarter was 6.98% (quarter ended June 30, 2020) and the lowest return for a quarter was -12.29% (quarter ended March 31, 2020).

Dunham Floating Rate Bond Fund

AVERAGE ANNUAL TOTAL RETURN

For the periods ended December 31, 2024	1 Year	5 Years	10 Years
Class N Shares
return before taxes	8.39%	4.52%	3.94%
return after taxes on distributions	4.55%	1.92%	1.81%
return after taxes on distributions and sale of Fund shares	4.88%	2.29%	2.05%
Class C Shares
return before taxes	7.58%	3.72%	3.17%
Class A Shares
return before taxes	3.27%	3.32%	3.21%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	1.25%	-0.33%	1.35%
Morningstar LSTA U.S. Leveraged Loan 100 Index (reflects no deduction for fees, expenses, or taxes)	8.70%	5.41%	4.77%
Morningstar Bank Loan Category (return before taxes)*	8.42%	4.63%	4.10%

*	The Morningstar Bank Loan Category is generally representative of mutual funds that primarily invest in floating-rate bank loans instead of bonds. These bank loans generally offer interest payments that typically float above a common short-term benchmark such as the Interbank Offered Rate, or IBOR, or the Secured Overnight Financing Rate (SOFR).

After-tax returns are estimated and are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment, because such accounts are only subject to taxes upon distribution. After tax returns for Class C and Class A shares, which are not shown, will vary from those of Class N shares.

Investment Adviser: Dunham & Associates Investment Counsel, Inc. (the “Adviser”).

Sub-Adviser: PineBridge Investments LLC (“PineBridge” or the “Sub-Adviser”).

Sub-Adviser Portfolio Managers: Steven Oh, CFA, Laila Kollmorgen, CFA, and Jeremy Burton, CFA, have primary responsibility for the day-to-day management of the Fund since October 2021. Mr. Oh, Managing Director, Portfolio Manager, and Global Head of Credit and Fixed Income, joined the Sub-Adviser in 2000; Ms. Kollmorgen, CFA, Managing Director and CLO Portfolio Manager, joined the Sub-Adviser in 2015; Mr. Burton, CFA, Managing Director and Portfolio Manager, joined the Sub-Adviser in 2009.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the Summary of Other Important Information Regarding Fund Shares section on page 73 of this prospectus.

Dunham High-Yield Bond Fund

Investment Objective:

The Fund seeks to provide a high level of current income, with capital appreciation as a secondary goal.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial intermediary and in How to Purchase Shares on page 113 of the Fund’s Prospectus and in How to Buy and Sell Shares on page 86 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	4.50%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price for purchases of $1 million or more)	0.75%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.96%	0.96%	0.96%
Distribution and/or Service (12b-1) Fees	0.25%	0.75%	0.00%
Other Expenses	0.21%	0.21%	0.21%
Total Annual Fund Operating Expenses	1.42%	1.92%	1.17%

(1)	The Sub-Advisory Fee is a fulcrum fee with a base or fulcrum of 32 bps (0.32%) and can range from 0.22% to 0.42% based on the Fund’s performance relative to the Bloomberg U.S. Corporate High-Yield Bond Ba/B 2% Issuer Capped Index, the Fund’s Benchmark.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$588	$879	$1,191	$2,075
Class C	$195	$603	$1,037	$2,243
Class N	$119	$372	$644	$1,420

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 57% of the average value of its portfolio.

Principal Investment Strategies:

The Fund’s Sub-Adviser seeks to achieve the Fund’s investment objectives by investing primarily in lower-rated (generally rated BB and B), and unrated, higher-risk corporate bonds of any maturity. The Fund normally invests at least 80% of its assets (defined as net assets plus any borrowing for investment purposes) in debt securities and convertible securities rated below investment grade (rated BB+ or lower) by S&P or comparably rated by another nationally recognized statistical rating organization (NRSRO), also known as “high-yield” or “junk” bonds, and in unrated debt securities determined by the Sub-Adviser to be of comparable quality. These securities may be issued in reliance on Rule 144A under the Securities Act of 1933, and subject to restriction on resale.

The Fund’s Sub-Adviser selects investments and seeks to reduce risk through portfolio diversification, credit analysis and attention to current developments in economic conditions. In general, the Sub-Adviser typically buys high-yield securities that provide high current income that it believes possess attractive risk/reward characteristics. The Sub-Adviser measures a security’s risk/reward ratio by its yield and expected probability of default when compared to a peer group of securities with similar credit risk. The Sub-Adviser typically will sell securities when, in the Sub-Adviser’s view, they no longer meet the buy criteria and when an issuer’s credit fundamentals deteriorate.

The Fund may also engage in securities lending.

Principal Investment Risks:

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Although the Fund will strive to meet its investment objective, there is no assurance that it will do so. Many factors affect the Fund’s net asset value and performance.

Lower-Rated Securities Risk – Securities rated below investment-grade, sometimes called “high-yield” or “junk” bonds, are speculative investments that generally have more credit risk than higher-rated securities. Companies issuing high yield fixed-income securities are not as strong financially as those issuing securities with higher credit ratings and are more likely to encounter financial difficulties. Lower rated issuers are more likely to default and their securities could become worthless.

Credit Risk – Issuers of debt securities may suffer from a reduced ability to repay their interest and principal obligations. They may even default on interest and/or principal payments due to the Fund. An increase in credit risk or a default will cause the value of Fund debt securities to decline. Issuers with lower credit quality are more susceptible to economic or industry downturns and are more likely to default.

Interest Rate Risk – In general, the price of a debt security falls when interest rates rise. Debt securities have varying levels of sensitivity to changes in interest rates. Securities with longer maturities may be more sensitive to interest rate changes.

Call or Redemption Risk – If interest rates decline, issuers of debt securities may exercise redemption or call provisions. This may force the Fund to reinvest redemption or call proceeds in securities with lower yields, which may reduce Fund performance.

Changing Fixed Income Market Conditions Risk – During periods of sustained rising rates, fixed income risks will be amplified. If the U.S. Federal Reserve’s Federal Open Market Committee (“FOMC”) raises the federal funds interest rate target, interest rates across the U.S. financial system may rise. Rising rates tend to decrease liquidity, increase trading costs, and increase volatility, all of which make portfolio management more difficult and costly to the Fund and its shareholders.

Private Placement Risk – Privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933, are restricted securities that are not registered with the U.S. Securities and Exchange Commission (“SEC”). Accordingly, the liquidity of the market for specific privately issued securities may vary. Delay or difficulty in selling such securities may result in a loss to the Fund. Privately issued securities that the Sub-Adviser determines to be “illiquid” are subject to the Fund’s policy of not investing more than 15% of its net assets in illiquid securities.

Natural Disaster/Epidemic Risk – Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the novel coronavirus), have been and can be highly disruptive to economies and markets.

Liquidity Risk – Some securities may have few market-makers and low trading volume, which tend to increase transaction costs and may make it impossible for the Fund to dispose of a security position at all or at a price which represents current or fair market value.

Management Risk – The Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result. The successful use of hedging and risk management techniques may be adversely affected by imperfect correlation between movements in the price of the hedging vehicles and the securities being hedged.

Securities Lending Risk – The risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Fund might not be able to recover the loaned securities or their value.

Performance:

The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of Class N Shares of the Fund from year to year and by showing how the Fund’s Class A, Class C and Class N average annual returns compare with those of a broad measure of market performance. The Class A sales charge is reflected in the average annual total return table. Past performance (before and after taxes) does not necessarily indicate how a Fund will perform in the future. Updated performance information is available at no cost by visiting www.dunham.com or by calling toll free (888) 3DUNHAM (338-6426).

Class N Shares Annual Total Return for Years Ended December 31

During the periods shown in the bar chart, the highest return for a quarter was 9.20% (quarter ended June 30, 2020) and the lowest return for a quarter was -11.13% (quarter ended March 31, 2020).

Dunham High-Yield Bond Fund

AVERAGE ANNUAL TOTAL RETURN

For the periods ended December 31, 2024	1 Year	5 Years	10 Years
Class N Shares
return before taxes	7.16%	4.51%	4.67%
return after taxes on distributions	4.53%	2.24%	2.45%
return after taxes on distributions and sale of Fund shares	4.19%	2.44%	2.57%
Class C Shares
return before taxes	6.28%	3.73%	3.91%
Class A Shares
return before taxes	1.97%	3.29%	3.93%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	1.25%	-0.33%	1.35%
Bloomberg U.S. Corporate High-Yield Bond Ba/B 2% Issuer Capped Index (reflects no deduction for fees, expenses, or taxes)	6.77%	3.90%	4.97%
Morningstar High-Yield Bond Category (return before taxes)*	7.63%	3.72%	4.33%

*	The Morningstar High-Yield Bond Category is generally representative of mutual funds that primarily invest in U.S. high-income debt securities where at least 65% or more of bond assets are not rated or are rated by a major agency such as Standard & Poor’s or Moody’s at the level of BB (considered speculative for taxable bonds) and below.

After-tax returns are estimated and are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment, because such accounts are only subject to taxes upon distribution. In certain cases, after-tax returns may be higher than the other return figures for the same period. After tax returns for Class C and Class A shares, which are not shown, will vary from those of Class N shares.

Investment Adviser: Dunham & Associates Investment Counsel, Inc. (the “Adviser”).

Sub-Adviser: PineBridge Investments LLC (“PineBridge” or the “Sub-Adviser”).

Sub-Adviser Portfolio Managers: John Yovanovic, CFA, and Jeremy Burton, CFA, have primary responsibility for the day-to-day management of the Fund since July 2017 and December 2021, respectively. Mr. Yovanovic is a Managing Director and Co-Head of the Leveraged Finance Group at PineBridge where he has worked since 2001. He has a BBA from the University of Houston. Mr. Burton, CFA, Managing Director and Portfolio Manager, joined PineBridge in 2009.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the Summary of Other Important Information Regarding Fund Shares section on page 73 of this prospectus.

Dunham International Opportunity Bond Fund

Investment Objective:

The Fund seeks to provide a high level of current income,

with capital appreciation as a secondary goal.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial intermediary and in How to Purchase Shares on page 113 of the Fund’s Prospectus and in How to Buy and Sell Shares on page 86 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	4.50%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price for purchases of $1 million or more)	0.75%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	1.26%	1.26%	1.26%
Distribution and/or Service (12b-1) Fees	0.25%	0.75%	0.00%
Other Expenses	0.48%	0.48%	0.48%
Acquired Fund Fees and Expenses(2)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	2.00%	2.50%	1.75%

(1)	The Sub-Advisory Fee is a fulcrum fee with a base or fulcrum of 45 bps (0.45%) and can range from 0.20% to 0.70% based on the Fund’s performance relative to the Bloomberg Global Aggregate Bond ex-US Total Return Index Hedged, the Fund’s benchmark.

(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$644	$1,049	$1,479	$2,672
Class C	$253	$779	$1,331	$2,836
Class N	$178	$551	$949	$2,062

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 77% of the average value of its portfolio.

Principal Investment Strategies:

The Fund’s Sub-Adviser seeks to achieve the Fund’s investment objectives by investing, under normal market conditions, at least 80% of the Fund’s assets (defined as net assets plus borrowings for investment purposes) in bonds. The Fund defines “bonds” as bonds, adjustable rate securities, derivatives and other instruments with similar economic exposures (including interest rate futures, interest rate swaps, inflation swaps, credit default swaps, forward contracts on foreign exchanges, forward mortgage-backed securities trades and repurchase agreements) of foreign government and corporate issuers. These securities may be issued in reliance on Rule 144A under the Securities Act of 1933, and subject to restriction on resale. The Fund primarily invests in issuers outside the United States.

The Fund invests in debt securities of issuers in both developed and emerging markets. The Fund may buy securities issued by companies of any size or market capitalization and it can invest in debt securities having short, intermediate or long maturities. The Fund does not limit its investments to a particular credit quality or rating category and can invest without limit in securities rated below investment grade (known as “high-yield” or “junk” bonds) by a nationally recognized statistical rating organization (NRSRO) or in unrated securities.

The Fund may also use derivatives to seek increased returns or to try to manage investment risks, including but not limited to options, forward contracts, futures contracts, swaps (including interest rate swaps, inflation swaps and credit default swaps), and structured notes. The Sub-Adviser may manage foreign currency exposure, both to reduce risk and to seek to enhance returns. To do so, the Fund may invest in foreign exchange derivatives, including forwards and options related to foreign currencies, including currencies of both developed and emerging market countries.

The Fund’s Sub-Adviser constructs portfolios through a combination of bottom-up security selection and top-down asset allocation, thereby accounting for security specific risk and broad market and asset class volatility. The Sub-Adviser’s opportunity set encompasses a Non-U.S issuer universe of global credit markets including Pan European High Yield, Emerging Markets Sovereign Debt, Developed Markets Investment Grade Corporate Debt, Developed Markets Government Debt, and Emerging Markets Corporate Debt. Generally, individual opportunities are identified through a rigorous fundamental credit analysis process applied across global markets and across the capital structure of issuers. The Sub-Adviser also evaluates each security on a relative value basis to other potential investments. The Sub-Adviser manages broad volatility risks through setting total risk levels and asset class exposures. The Sub-Adviser evaluates each potential investment to determine its contribution to overall portfolio risk. It generally sells securities when full valuation is reached, when a security comes up materially short versus expected results, or if alternative investments have been identified as offering better value. Investment exposures typically focus on the higher yielding spread markets, however the strategy retains the flexibility to take a more defensive position as deemed appropriate.

The Fund may also engage in securities lending.

Principal Investment Risks:

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Although the Fund will strive to meet its investment objective, there is no assurance that it will do so. Many factors affect the Fund’s net asset value and performance.

Credit Risk – Issuers of debt securities may suffer from a reduced ability to repay their interest and principal obligations. They may even default on interest and/or principal payments due to the Fund. An increase in credit risk or a default will cause the value of Fund debt securities to decline. Issuers with lower credit quality are more susceptible to economic or industry downturns and are more likely to default.

Changing Fixed Income Market Conditions Risk – During periods of sustained rising rates, fixed income risks will be amplified. If the U.S. Federal Reserve’s Federal Open Market Committee (“FOMC”) raises the federal funds interest rate target, interest rates across the U.S. financial system may rise. Rising rates tend to decrease liquidity, increase trading costs, and increase volatility, all of which make portfolio management more difficult and costly to the Fund and its shareholders.

Interest Rate Risk – In general, the price of a debt security falls when interest rates rise. Debt securities have varying levels of sensitivity to changes in interest rates. Securities with longer maturities may be more sensitive to interest rate changes. The Fund may invest in adjustable rate securities that pay interest at rates that reset at various times. These reset provisions tend to reduce the impact of changes in interest rates on the value of the security. However, there can be no assurance that such reset provisions will have their intended effect.

Derivatives Risk – Derivatives or other similar instruments (referred to collectively as “derivatives”), such as futures, forwards, options, swaps, structured securities and other instruments, are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may involve costs and risks that are different from, or possibly greater than, the costs and risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile, may correlate imperfectly with price of the applicable underlying asset, reference rate or index and may move in unexpected ways, especially in unusual market conditions, such as markets with high volatility or large market declines. Some derivatives are particularly sensitive to changes in interest rates. Other risks include liquidity risk which refers to the potential inability to terminate or sell derivative positions and for derivatives to create margin delivery or settlement payment obligations for the Fund. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivatives that involve a small initial investment relative to the risk assumed may be considered to be “leveraged,” which can magnify or otherwise increase investment losses. In addition, the use of derivatives for non-hedging purposes (that is, to seek to increase total return) is considered a speculative practice and may present an even greater risk of loss than when used for hedging purposes. Derivatives are also subject to operational and legal risks.

Currency Risk – Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments denominated in a foreign currency or may widen existing losses. Exchange rate movements are volatile and it may not be possible to effectively hedge the currency risks of many countries.

Foreign Investing Risk – Investments in foreign countries are subject to currency risk and country-specific risks such as political, diplomatic, regional conflicts, terrorism, war, social and economic instability, and policies that have the effect of decreasing the value of foreign securities. Foreign countries may be subject to different trading settlement practices, less government supervision, less publicly available information, limited trading markets and greater volatility than U.S. investments.

Emerging Markets Risk – Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems which do not protect securities holders. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid.

Natural Disaster/Epidemic Risk – Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the novel coronavirus), have been and can be highly disruptive to economies and markets.

Liquidity Risk – Some securities may have few market-makers and low trading volume, which tend to increase transaction costs and may make it impossible for the Fund to dispose of a security position at all or at a price which represents current or fair market value.

Private Placement Risk – Privately issued securities, including those which may be sold only in accordance with Rule 144A under the Securities Act of 1933, are restricted securities that are not registered with the U.S. Securities and Exchange Commission (“SEC”). Accordingly, the liquidity of the market for specific privately issued securities may vary. Delay or difficulty in selling such securities may result in a loss to the Fund. Privately issued securities that the Sub-Adviser determines to be “illiquid” are subject to the Fund’s policy of not investing more than 15% of its net assets in illiquid securities.

Lower-Rated Securities Risk – Securities rated below investment-grade, sometimes called “high-yield” or “junk” bonds, are speculative investments that generally have more credit risk than higher-rated securities. Companies issuing high-yield fixed-income securities are not as strong financially as those issuing securities with higher credit ratings and are more likely to encounter financial difficulties. Lower rated issuers are more likely to default and their securities could become worthless.

Call or Redemption Risk – If interest rates decline, issuers of debt securities may exercise redemption or call provisions. This may force the Fund to reinvest redemption or call proceeds in securities with lower yields, which may reduce Fund performance.

Management Risk – The Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result. The successful use of hedging and risk management techniques may be adversely affected by imperfect correlation between movements in the price of the hedging vehicles and the securities being hedged.

Structured Note Risk – Structured notes involve tracking risk, issuer default risk and may involve leverage risk.

Securities Lending Risk – The risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Fund might not be able to recover the loaned securities or their value.

Performance:

The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of Class N Shares of the Fund from year to year and by showing how the Fund’s Class A, Class C and Class N average annual returns compare with those of a broad measure of market performance. The Class A sales charge is reflected in the average annual total return table. Past performance (before and after taxes) does not necessarily indicate how a Fund will perform in the future. Updated performance information is available at no cost by visiting www.dunham.com or by calling toll free (888) 3DUNHAM (338-6426).

Class N Shares Annual Total Return for Years Ended December 31

During the periods shown in the bar chart, the highest return for a quarter was 14.75% (quarter ended June 30, 2020) and the lowest return for a quarter was -16.18% (quarter ended March 31, 2020).

Dunham International Opportunity Bond Fund

AVERAGE ANNUAL TOTAL RETURN

For the periods ended December 31, 2024	1 Year	5 Years	10 Years
Class N Shares
return before taxes	6.39%	0.99%	0.62%
return after taxes on distributions	4.38%	-0.66%	-0.27%
return after taxes on distributions and sale of Fund shares	3.75%	0.02%	0.09%
Class C Shares
return before taxes	5.44%	0.22%	-0.14%
Class A Shares
return before taxes	1.29%	-0.18%	-0.07%
Bloomberg Global Aggregate Bond ex-US Index Unhedged (reflects no deduction for fees, expenses, or taxes)	-4.22%	-3.37%	-0.90%
Bloomberg Global Aggregate Bond ex-US Total Return Index Hedged (reflects no deduction for fees, expenses, or taxes)	4.97%	1.01%	2.43%
Morningstar Global Bond Category (return before taxes)*	-0.76%	-1.19%	0.07%

*	The Morningstar Global Bond Category is generally representative of funds that invest at least 40% of bonds in foreign markets.

After-tax returns are estimated and are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment, because such accounts are only subject to taxes upon distribution. After tax returns for Class C and Class A shares, which are not shown, will vary from those of Class N shares.

Investment Adviser: Dunham & Associates Investment Counsel, Inc. (the “Adviser”).

Sub-Adviser: Virtus Fixed Income Advisers, LLC (“VFIA” or the “Sub-Adviser”).

Sub-Adviser Portfolio Managers: The portfolio managers on the team who are jointly and primarily responsible for the day-to-day management of the Fund are James E. Craige, CFA, Chief Investment Officer of the Stone Harbor Investment Partners division of VFIA, David Scott, Stuart Sclater-Booth, and Simon Lau, CFA, each a Portfolio Manager at the Stone Harbor Investment Partners division of VFIA (collectively, the “Fund’s Portfolio Managers”). Messrs. Craige, Scott, Sclater-Both and Lau joined an affiliate of VFIA in April 2006. The Fund’s Portfolio Managers began managing the Fund in January 2020.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the Summary of Other Important Information Regarding Fund Shares section on page 73 of this prospectus.

Dunham Large Cap Value Fund

Investment Objective:

The Fund seeks to maximize total return from capital appreciation and dividends.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial intermediary and in How to Purchase Shares on page 113 of the Fund’s Prospectus and in How to Buy and Sell Shares on page 86 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price for purchases of $1 million or more)	0.75%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.19%	0.19%	0.19%
Total Annual Fund Operating Expenses	1.44%	2.19%	1.19%

(1)	The Sub-Advisory Fee is a fulcrum fee with a base or a fulcrum fee of 30 bps (0.30%) and can range from 0.10% to 0.50% based on the Fund’s performance relative to the Russell 1000® Value Index, the Fund’s benchmark.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$713	1,004	$1,317	$2,200
Class C	$222	$685	$1,175	$2,524
Class N	$121	$378	$654	$1,443

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 23% of the average value of its portfolio.

Principal Investment Strategies:

The Fund’s Sub-Adviser seeks to achieve the Fund’s investment objective by investing primarily in value-oriented, large capitalization or “large cap” common stocks of companies traded on U.S. stock exchanges or in the over-the-counter market. Under normal market conditions, the Fund invests at least 80% of its assets (defined as net assets plus borrowing for investment purposes) in the common stock of large cap companies. The Fund defines large capitalization companies as those companies whose market capitalizations are equal to or greater than the smallest company in the Russell 1000® Index during the most recent 12-month period. For the most recent annual reconstitution published as of June 2024, the market capitalization range of companies in the Russell 1000® Index was approximately $480 million to $3.8 trillion, which range will vary daily.

The Sub-Adviser focuses on large capitalization value stocks it believes are statistically undervalued while exhibiting attractive earnings dynamics. In general, the Sub-Adviser buys securities that it believes are undervalued and have better than average valuation as measured by statistics such as price to earnings or price to cash flow and sells them when they become fully valued or more compelling investments are available.

The Fund may also engage in securities lending.

Principal Investment Risks:

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Although the Fund will strive to meet its investment objective, there is no assurance that it will do so. Many factors affect the Fund’s net asset value and performance.

Large Cap Stock Risk – Because the investment focus of the Fund is on large cap stocks, the value of the Fund may be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Stock Market Risk – Stock markets can be volatile. In other words, the prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Fund’s investments may decline in value if the stock markets perform poorly.

Financial Services Sector Risk – The profitability of many types of financial services companies may be adversely affected in certain market cycles. For example, periods of rising interest rates may restrict the availability and increase the cost of capital for these companies. Moreover, when interest rates rise, the value of securities issued by many types of financial services companies generally falls. Declining economic conditions may cause credit losses due to financial difficulties of borrowers. In addition, financial services companies often are regulated by governmental entities, which can increase costs for new services or products and make it difficult to pass increased costs on to consumers. In certain areas, deregulation of financial services companies has resulted in increased competition and reduced profitability.

Natural Disaster/Epidemic Risk – Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the novel coronavirus), have been and can be highly disruptive to economies and markets.

Management Risk – The Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser’s judgments about the attractiveness, “value” and potential appreciation of securities may prove to be inaccurate and may not produce the desired results. The Sub-Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result. The successful use of hedging and risk management techniques may be adversely affected by imperfect correlation between movements in the price of the hedging vehicles and the securities being hedged.

Securities Lending Risk – The risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Fund might not be able to recover the loaned securities or their value.

Performance:

The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of Class N Shares of the Fund from year to year and by showing how the Fund’s Class A, Class C and Class N average annual returns compare with those of a broad measure of market performance. The Class A sales charge is reflected in the average annual total return table. Past performance (before and after taxes) does not necessarily indicate how a Fund will perform in the future. Updated performance information is available at no cost by visiting www.dunham.com or by calling toll free (888) 3DUNHAM (338-6426).

Class N Shares Annual Total Return for Years Ended December 31

During the periods shown in the bar chart, the highest return for a quarter was 14.52% (quarter ended December 31, 2020) and the lowest return for a quarter was -25.33% (quarter ended March 31, 2020).

Dunham Large Cap Value Fund

AVERAGE ANNUAL TOTAL RETURN

For the periods ended December 31, 2024	1 Year	5 Years	10 Years
Class N Shares
return before taxes	15.83%	9.00%	8.29%
return after taxes on distributions	14.48%	7.87%	6.70%
return after taxes on distributions and sale of Fund shares	10.36%	6.93%	6.23%
Class C Shares
return before taxes	14.74%	7.91%	7.21%
Class A Shares
return before taxes	8.98%	7.45%	7.39%
S&P 500 Total Return Index (reflects no deduction for fees, expenses, or taxes)	25.02%	14.53%	13.10%
Russell 1000® Value Index (reflects no deduction for fees, expenses, or taxes)	14.37%	8.68%	8.49%
Morningstar Large Cap Value Category (return before taxes)*	14.28%	9.31%	8.72%

*	The Morningstar Large Cap Value Category is generally representative of mutual funds that primarily invest in big (large capitalization) U.S. companies that are less expensive or growing more slowly than other large-cap stocks.

After-tax returns are estimated and are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment, because such accounts are only subject to taxes upon distribution. After tax returns for Class C and Class A shares, which are not shown, will vary from those of Class N shares.

Investment Adviser: Dunham & Associates Investment Counsel, Inc. (the “Adviser”)

Sub-Adviser: Great Lakes Advisors, LLC (“Great Lakes” or the “Sub-Adviser”)

Sub-Adviser Portfolio Managers: The following portfolio managers share responsibility for the day-to-day management of the Fund. Paul Roukis, CFA and Managing Director, has worked for the Sub-Adviser and its predecessor firm since 2005 and has served as portfolio manager of the Fund since July 2015. Jeff Agne, Managing Director, has worked for the Sub-Adviser and its predecessor firm since 2015 and has served as portfolio manager of the Fund since March 2020. Jason Smith, Managing Director, has worked for the Sub-Adviser and its predecessor firm since 2017 and has served as portfolio manager of the Fund since 2020.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the Summary of Other Important Information Regarding Fund Shares section on page 73 of this prospectus.

Dunham Small Cap Value Fund

Investment Objective:

The Fund seeks to maximize total return from capital appreciation and income.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial intermediary and in How to Purchase Shares on page 113 of the Fund’s Prospectus and in How to Buy and Sell Shares on page 86 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price for purchases of $1 million or more)	0.75%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	1.10%	1.10%	1.10%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.13%	0.14%	0.12%
Total Annual Fund Operating Expenses	1.48%	2.24%	1.22%

(1)	Management Fees have been restated to reflect a new Sub-Advisory agreement that is effective April 1, 2024. The Management fees assume the Sub-Adviser’s base fee. Actual Sub-Advisory fees may be higher or lower depending on Fund performance. The new Sub-Advisory fee is a fulcrum fee with a base or fulcrum of 45 bps (0.45%) and can range from 0.20% to 0.70%, based on the Fund’s performance relative to the Russell 2000® Value Index, the Fund’s benchmark.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$717	$1,016	$1,336	$2,242
Class C	$227	$700	$1,200	$2,575
Class N	$124	$387	$670	$1,477

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 159% of the average value of its portfolio.

Principal Investment Strategies:

The Fund’s Sub-Adviser seeks to achieve the Fund’s investment objective by investing primarily in domestic, value-oriented, small-capitalization or “small cap” equity securities (common stock) of companies traded on U.S. stock exchanges or in the over-the-counter market. The Fund normally invests at least 80% of its assets in small cap companies. The Fund defines small capitalization companies as those companies whose market capitalizations are equal to or less than the largest company in the Russell 2000® Index during the most recent 12-month period. For the most recent annual reconstitution published as of June 2024, the maximum market capitalization of companies in the Russell 2000® Index was approximately $10.9 billion. The Sub-Adviser uses a value approach to select the Fund’s investments. Using this investment style, the Adviser seeks securities selling at substantial discounts to their underlying values and then holds these securities until the market values reflect what the Sub-Adviser believes to be their intrinsic values.

The Sub-Adviser employs a bottom-up strategy, focusing on undervalued industries that the Sub-Adviser believes are experiencing positive change. The Sub-Adviser then uses both qualitative and quantitative methods to assess a security’s potential value. The Sub-Adviser seeks to identify companies with increasing returns on capital in their core businesses which are selling at attractive valuations.

The Sub-Adviser will sell a stock when it no longer meets one or more investment criteria, either through obtaining target value or due to an adverse change in fundamentals or business momentum. Each holding has a target valuation established at purchase, which the Sub-Adviser constantly monitors and adjusts as appropriate.

The Fund may also engage in securities lending.

Principal Investment Risks:

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Although the Fund will strive to meet its investment objective, there is no assurance that it will do so. Many factors affect the Fund’s net asset value and performance.

Small Capitalization Risk – The Fund’s investments in small cap companies carry more risks than investments in larger companies. Small cap companies often have narrower markets, fewer products, or services to offer and more limited managerial and financial resources than do larger, more established companies.

Micro Capitalization Risk – The purchase or sale of more than a limited number of shares of the securities of a micro-cap company may affect its market price. Micro-cap companies are generally followed by few, if any, securities analysts, and there tends to be less publicly available information about them. Their securities generally have even more limited trading volumes and are subject to even more abrupt or erratic market price movements than small and mid-capitalization companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth and may be more vulnerable to adverse business or market developments.

Stock Market Risk – Stock markets can be volatile. In other words, the prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Fund’s investments may decline in value if the stock markets perform poorly.

Financial Services Sector Risk – The profitability of many types of financial services companies may be adversely affected in certain market cycles. For example, periods of rising interest rates may restrict the availability and increase the cost of capital for these companies. Moreover, when interest rates rise, the value of securities issued by many types of financial services companies generally falls. Declining economic conditions may cause credit losses due to financial difficulties of borrowers. In addition, financial services companies often are regulated by governmental entities, which can increase costs for new services or products and make it difficult to pass increased costs on to consumers. In certain areas, deregulation of financial services companies has resulted in increased competition and reduced profitability.

Real Estate Investment Trust Risk – A REIT’s performance depends on the types and locations of the rental properties it owns and on how well it manages those properties. A decline in rental income may occur because of extended vacancies, increased competition from other properties, tenants’ failure to pay rent, or poor management.

Management Risk – The Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser’s judgments about the attractiveness, “value” and potential appreciation of securities may prove to be inaccurate and may not produce the desired results. The Sub-Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result. The successful use of hedging and risk management techniques may be adversely affected by imperfect correlation between movements in the price of the hedging vehicles and the securities being hedged.

Foreign Investing Risk –Investments in foreign countries are subject to currency risk and country-specific risks such as political, diplomatic, regional conflicts, terrorism, war, social and economic instability, and policies that have the effect of decreasing the value of foreign securities. Foreign countries may be subject to different trading settlement practices, less government supervision, less publicly available information, limited trading markets and greater volatility than U.S. investments.

Natural Disaster/Epidemic Risk – Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the novel coronavirus), have been and can be highly disruptive to economies and markets.

Liquidity Risk – Some securities may have few market-makers and low trading volume, which tend to increase transaction costs and may make it impossible for a Fund to dispose of a security position at all or at a price which represents current or fair market value.

Securities Lending Risk – The risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Fund might not be able to recover the loaned securities or their value.

Performance:

The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of Class N Shares of the Fund from year to year and by showing how the Fund’s Class A, Class C and Class N average annual returns compare with those of a broad measure of market performance. The Class A sales charge is reflected in the average annual total return table. Past performance (before and after taxes) does not necessarily indicate how a Fund will perform in the future. Updated performance information is available at no cost by visiting www.dunham.com or by calling toll free (888) 3DUNHAM (338-6426).

Class N Shares Annual Total Return for Years Ended December 31

During the periods shown in the bar chart, the highest return for a quarter was 26.79% (quarter ended December 31, 2020) and the lowest return for a quarter was -35.47% (quarter ended March 31, 2020).

Dunham Small Cap Value Fund

AVERAGE ANNUAL TOTAL RETURN

For the periods ended December 31, 2024*	1 Year	5 Years	10 Years
Class N Shares
return before taxes	7.96%	7.14%	6.95%
return after taxes on distributions	3.55%	4.81%	4.86%
return after taxes on distributions and sale of Fund shares	5.54%	4.90%	4.85%
Class C Shares
return before taxes	6.85%	6.07%	5.89%
Class A Shares
return before taxes	1.40%	5.61%	6.06%
S&P 500 Total Return Index (reflects no deduction for fees, expenses, or taxes)	25.02%	14.53%	13.10%
Russell 2000® Value Index (reflects no deduction for fees, expenses, or taxes)	8.05%	7.29%	7.14%
Morningstar Small Cap Value Category (return before taxes)**	8.88%	9.27%	7.56%

*	On April 1, 2024, the Fund’s principal investment strategies were substantially changed. Therefore, the performance prior to each date may have been different had the current principal investment strategies been in place.

**	The Morningstar Small Cap Value Category is generally representative of mutual funds that primarily invest in Small (small capitalization) U.S. companies that are less expensive or growing more slowly than other small-cap stocks.

After-tax returns are estimated and are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment, because such accounts are only subject to taxes upon distribution. After tax returns for Class C and Class A shares, which are not shown, will vary from those of Class N.

Investment Adviser: Dunham & Associates Investment Counsel, Inc. (the “Adviser”).

Sub-Adviser: Boston Partners Global Investors, Inc. (“Boston Partners” or the “Sub-Adviser”).

Sub-Adviser Portfolio Managers: Eric A. Gandhi, CFA, Portfolio Manager, Richard A. Shuster, CFA, Portfolio Manager, and Gregory N. Weiss, Portfolio Manager, have shared primary responsibility for the day-to-day management of the Fund since April 2024.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the Summary of Other Important Information Regarding Fund Shares section on page 73 of this prospectus.

Dunham Focused Large Cap Growth Fund

Investment Objective:

The Fund seeks to maximize capital appreciation.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial intermediary and in How to Purchase Shares on page 113 of the Fund’s Prospectus and in How to Buy and Sell Shares on page 86 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price for purchases of $1 million or more)	0.75%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	1.01%	1.01%	1.01%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.19%	0.19%	0.19%
Total Annual Fund Operating Expenses	1.45%	2.20%	1.20%

(1)	The Sub-Advisory Fee is a fulcrum fee with a base or fulcrum fee of 35 bps (0.35%) and can range from 0.20% to 0.50% based on the Fund’s performance relative to the Russell 1000® Growth Index, the Fund’s benchmark.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$714	$1,007	$1,322	$2,210
Class C	$223	$688	$1,180	$2,534
Class N	$122	$381	$660	$1,455

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 11% of the average value of its portfolio.

Principal Investment Strategies:

The Fund’s Sub-Adviser seeks to achieve the Fund’s investment objective by investing primarily in domestic and foreign growth-oriented, large capitalization or “large cap” equity securities (common stock and securities convertible into common stocks) of companies traded on U.S. stock exchanges or in the over-the-counter market. The Fund normally invests at least 80% of its assets (defined as net assets plus borrowing for investment purposes) in the common stock of large cap companies. The Fund defines large capitalization companies as those companies whose market capitalizations are equal to or greater than the smallest company in the Russell 1000® Index during the most recent 12-month period. For the most recent annual reconstitution published as of June 2024, the market capitalization range of companies in the Russell 1000® Index was approximately was approximately $480 million to $3.8 trillion, which range will vary daily. Shareholders will be provided 60 days advance notice of any change to this policy.

The Fund is considered a focused fund as it generally limits the number of holdings in the portfolio to 35 stocks. The Sub-Adviser’s investment philosophy focuses on the analysis of the company’s financial statements, the company’s business model, the company’s perceived advantages over its competitors, and the attractiveness, size and growth rate of each company’s market where it competes. The Sub-Adviser considers a company that is increasing revenues and cash flow to be a “growth” company. The Sub-Adviser further analyzes each company’s management track record and continuity in conjunction with an in-depth analysis and evaluation of its financial statements.

In general, the Sub-Adviser buys securities when the company is demonstrating above average growth in revenues and cash flow and it believes the security is reasonably priced relative to its expected rate of growth. The Sub-Adviser may choose to sell a security when it believes the company may have deteriorating growth prospects as measured by slowing revenue growth or slowing cash flow growth or when the Sub-Adviser wishes to take advantage of what it believes to be a better investment opportunity.

The Fund is non-diversified, which mean that it can invest a greater percentage of its assets in any one issuer than a diversified fund

The Fund may also engage in securities lending.

Principal Investment Risks:

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Although the Fund will strive to meet its investment objective, there is no assurance that it will do so. Many factors affect the Fund’s net asset value and performance.

Large Cap Stock Risk – Because the investment focus of the Fund is on large cap stocks, the value of the Fund may be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Stock Market Risk – Stock markets can be volatile. In other words, the prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Fund’s investments may decline in value if the stock markets perform poorly.

Software Industry Risk – Technological developments, fixed-rate pricing and the ability to attract and retain skilled employees can significantly affect the software industry. The success of companies in the industry is also subject to the continued demand for internet services.

Non-Diversification Risk – A Fund that is a non-diversified investment company means that more of the Fund’s assets may be invested in the securities of a single issuer than a diversified investment company. This may make the value of the Fund’s shares more susceptible to certain risk than shares of a diversified investment company. As a non-diversified fund, the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

Natural Disaster/Epidemic Risk – Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the novel coronavirus), have been and can be highly disruptive to economies and markets.

Management Risk – The Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser’s judgments about the attractiveness, “growth” potential of a company and the potential appreciation of securities may prove to be inaccurate and may not produce the desired results. The Sub-Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result. The successful use of hedging and risk management techniques may be adversely affected by imperfect correlation between movements in the price of the hedging vehicles and the securities being hedged.

Foreign Investing Risk – Investments in foreign countries are subject to country-specific risks such as political, diplomatic, regional conflicts, terrorism, war, social and economic instability, and policies that have the effect of decreasing the value of foreign securities. Foreign investments may experience greater volatility than U.S. investments.

Securities Lending Risk – The risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Fund might not be able to recover the loaned securities or their value.

Performance:

The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of Class N Shares of the Fund from year to year and by showing how the Fund’s Class A, Class C and Class N average annual returns compare with those of a broad measure of market performance. The Class A sales charge is reflected in the average annual total return table. Past performance (before and after taxes) does not necessarily indicate how a Fund will perform in the future. Updated performance information is available at no cost by visiting www.dunham.com or by calling toll free (888) 3DUNHAM (338-6426).

Class N Shares Annual Total Return for Years Ended December 31

During the periods shown in the bar chart, the highest return for a quarter was 36.19% (quarter ended June 30, 2020) and the lowest return for a quarter was -26.95% (quarter ended June 30, 2022).

Dunham Focused Large Cap Growth Fund

AVERAGE ANNUAL TOTAL RETURN

For the periods ended December 31, 2024	1 Year	5 Years	10 Years
Class N Shares
return before taxes	27.11%	15.42%	14.87%
return after taxes on distributions	23.59%	14.11%	13.87%
return after taxes on distributions and sale of Fund shares	18.66%	12.36%	12.39%
Class C Shares
return before taxes	25.84%	14.27%	13.73%
Class A Shares
return before taxes	19.50%	13.77%	13.91%
S&P 500 Total Return Index (reflects no deduction for fees, expenses, or taxes)	25.02%	14.53%	13.10%
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)	33.36%	18.96%	16.78%
Morningstar Large Cap Growth Category (return before taxes)*	28.96%	15.42%	14.02%

*	The Morningstar Large Cap Growth Category Index is generally representative of mutual funds that primarily invest in big (large capitalization) U.S. companies that are projected to grow faster than other large-cap stocks.

After-tax returns are estimated and are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment, because such accounts are only subject to taxes upon distribution. In certain cases, after-tax returns may be higher than the other return figures for the same period. After tax returns for Class C and Class A shares, which are not shown, will vary from those of Class N shares.

Investment Adviser: Dunham & Associates Investment Counsel, Inc. (the “Adviser”).

Sub-Adviser: The Ithaka Group, LLC (“Ithaka” or the “Sub-Adviser”).

Sub-Adviser Portfolio Managers: Scott O’Gorman, Jr. is President, Chief Investment Officer, and Portfolio Manager of Ithaka. Andrew Colyer is Director of Research and Portfolio Manager of Ithaka. Dan White is Senior Research Analyst and Portfolio Manager of Ithaka. Messrs. O’Gorman and Colyer are primarily responsible for the day-to-day management of the Fund. Mr. O’Gorman has served as portfolio manager to the Fund since commencement of Fund operations in December 2011. Mr. Colyer has served as portfolio manager to the Fund since January 2023 and has been with Ithaka since 2008. Mr. White has served as portfolio manager to the Fund since January 2023 and has been with Ithaka since 2014.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the Summary of Other Important Information Regarding Fund Shares section on page 73 of this prospectus.

Dunham Small Cap Growth Fund

Investment Objective:

The Fund seeks to maximize capital appreciation.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial intermediary and in How to Purchase Shares on page 113 of the Fund’s Prospectus and in How to Buy and Sell Shares on page 86 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price for purchases of $1 million or more)	0.75%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	1.04%	1.04%	1.04%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.29%	0.29%	0.29%
Total Annual Fund Operating Expenses	1.58%	2.33%	1.33%

(1)	The Sub-Advisory Fee is a fulcrum fee with a base or fulcrum of 50 bps (0.50%) and can range from 0.00% to 1.00% based on the Fund’s performance relative to the Russell 2000® Growth Index, the Fund’s benchmark.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$789	$1,235	$1,706	$3,002
Class C	$236	$727	$1,245	$2,666
Class N	$135	$421	$729	$1,601

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 100% of the average value of its portfolio.

Principal Investment Strategies:

The Fund’s Sub-Adviser seeks to achieve the Fund’s investment objective by investing primarily in domestic growth-oriented, small-capitalization or “small-cap” common stocks of companies traded on U.S. stock exchanges or in the over-the-counter market using its proprietary stock selection process. Under normal market conditions, the Fund invests at least 80% of its assets (defined as net assets plus borrowing for investment purposes) in small cap companies. The Fund defines small capitalization companies as those companies whose market capitalizations are equal to or less than the largest company in the Russell 2000® Index during the most recent 12-month period. For the most recent annual reconstitution published as of June 2024, the maximum market capitalization of companies in the Russell 2000® Index was approximately $10.9 billion, which will vary daily. The Sub-Adviser attempts to invest in companies trading at a discount to their growth rate.

In general, the Sub-Adviser buys securities of companies that it identifies as having a product or service with a superior value proposition coupled with a positive business outlook when it believes shares in those companies are attractively priced. The Sub-Adviser sells securities to limit overconcentration in individual stocks, to take advantage of attractive price level valuations and to remove those companies with eroding or less attractive value propositions. The Fund’s Sub-Adviser may engage in active and frequent trading of the Fund’s portfolio securities to achieve the Fund’s investment objectives.

The Fund may also engage in securities lending.

Principal Investment Risks:

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Although the Fund will strive to meet its investment objective, there is no assurance that it will do so. Many factors affect the Fund’s net asset value and performance.

Small Capitalization Risk – The Fund’s investments in small cap companies carry more risks than investments in larger companies. Small cap companies often have narrower markets, fewer products, or services to offer and more limited managerial and financial resources than do larger, more established companies.

Stock Market Risk – Stock markets can be volatile. In other words, the prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Fund’s investments may decline in value if the stock markets perform poorly.

Information Technology Sector Risk – Investments in technology companies exposed to special risks, such as rapid advances in technology that might cause existing products to become obsolete. Companies in a number of technology industries are also subject to more government regulations and approval processes than many other industries. This fact may affect a company’s overall profitability and cause its stock price to be more volatile. Additionally, technology companies are dependent upon consumer and business acceptance as new technologies evolve.

Liquidity Risk – Some securities may have few market-makers and low trading volume, which tend to increase transaction costs and may make it impossible for a Fund to dispose of a security position at all or at a price which represents current or fair market value.

Securities Lending Risk – The risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Fund might not be able to recover the loaned securities or their value.

Management Risk – The Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser’s judgments about the attractiveness, “growth” potential of a company and the potential appreciation of securities may prove to be inaccurate and may not produce the desired results. The Sub-Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result.

Natural Disaster/Epidemic Risk – Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the novel coronavirus), have been and can be highly disruptive to economies and markets.

Performance:

The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of Class N Shares of the Fund from year to year and by showing how the Fund’s Class A, Class C and Class N average annual returns compare with those of a broad measure of market performance. The Class A sales charge is reflected in the average annual total return table. Past performance (before and after taxes) does not necessarily indicate how a Fund will perform in the future. Updated performance information is available at no cost by visiting www.dunham.com or by calling toll free (888) 3DUNHAM (338-6426).

Class N Shares Annual Total Return for Years Ended December 31

During the periods shown in the bar chart, the highest return for a quarter was 41.61% (quarter ended June 30, 2020) and the lowest return for a quarter was -24.96% (quarter ended December 31, 2018).

Dunham Small Cap Growth Fund

AVERAGE ANNUAL TOTAL RETURN

For the periods ended December 31, 2024	1 Year	5 Years	10 Years
Class N Shares
return before taxes	14.10%	10.53%	10.42%
return after taxes on distributions	14.10%	8.44%	7.81%
return after taxes on distributions and sale of Fund shares	8.35%	7.87%	7.50%
Class C Shares
return before taxes	13.01%	9.42%	9.33%
Class A Shares
return before taxes	7.31%	8.94%	9.49%
S&P 500 Total Return Index (reflects no deduction for fees, expenses, or taxes)	25.02%	14.53%	13.10%
Russell 2000® Growth Index (reflects no deduction for fees, expenses, or taxes)	15.15%	6.86%	8.09%
Morningstar Small Cap Growth Category (return before taxes)*	14.98%	8.47%	9.31%

*	The Morningstar Small Cap Growth Category is generally representative of mutual funds that primarily invest in small (small capitalization) U.S. companies that are projected to grow faster than other small-cap stocks.

After-tax returns are estimated and are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment, because such accounts are only subject to taxes upon distribution. After tax returns for Class C and Class A shares, which are not shown, will vary from those of Class N shares.

Investment Adviser: Dunham & Associates Investment Counsel, Inc. (the “Adviser”).

Sub-Adviser: Pier Capital, LLC (“Pier Capital” or the “Sub-Adviser”).

Sub-Adviser Portfolio Manager: Alex Yakirevich, Chief Investment Officer and President, has served the Sub-Adviser in this capacity since 2015. He is responsible for day-to-day management of the Fund and has served the Fund as Portfolio Manager since December 2008. Mr. Yakirevich joined Pier Capital in 2004 as an analyst.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the Summary of Other Important Information Regarding Fund Shares section on page 73 of this prospectus.

Dunham Emerging Markets Stock Fund

Investment Objective:

The Fund seeks to maximize capital appreciation.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial intermediary and in How to Purchase Shares on page 113 of the Fund’s Prospectus and in How to Buy and Sell Shares on page 86 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price for purchases of $1 million or more)	0.75%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.84%	0.84%	0.84%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses:
Interest Expense	0.01%	0.01%	0.01%
Remaining Other Expenses	0.39%	0.39%	0.39%
Acquired Fund Fees and Expenses(2)	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	1.51%	2.26%	1.26%

(1)	The Sub-Advisory Fee is a fulcrum fee with a base or fulcrum of 45 bps (0.45%) and can range from 0.05% to 0.85% based on the Fund’s performance relative to the MSCI Emerging Markets Index (Net), the Fund’s benchmark.

(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$720	$1,025	$1,351	$2,273
Class C	$229	$706	$1,210	$2,595
Class N	$128	$400	$692	$1,523

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 70% of the average value of its portfolio.

Principal Investment Strategies:

The Fund’s Sub-Adviser seeks to achieve the Fund’s investment objective by investing primarily in emerging market equity securities traded on foreign stock exchanges. Under normal market conditions, the Fund invests at least 80% of its assets (defined as net assets plus borrowing for investment purposes) in stock of companies that are organized in or maintain at least 50% of their assets in, or that derive at least 50% of their revenues from, emerging market countries. The Fund defines equity securities to include: common stocks, preferred stocks (either convertible or non-convertible), rights, warrants, direct equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises, convertible debt instruments and special classes of shares available only to foreigners in markets that restrict ownership of certain shares or classes to their own nationals or residents. The Fund defines an emerging market country as any country included in the MSCI Emerging Markets Index. Emerging market countries typically are located in the Asia-Pacific region, Eastern Europe, the Middle East, Central and South America, and Africa.

The Sub-Adviser’s disciplined investment process seeks to capture returns from identifying the inefficiencies from markets failing to price in the impact of economic liquidity (especially monetary conditions), the under-appreciated impact of structural change, and the underpricing of sustainable competitive advantage in companies. Therefore, the Sub-Adviser generally buys stocks of companies in countries that exhibit these traits and are generating high and improving Returns on Invested Capital and generally sells stocks of companies that are less attractive regarding the aforementioned metrics.

The Fund may also engage in securities lending.

Principal Investment Risks:

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Although the Fund will strive to meet its investment objective, there is no assurance that it will do so. Many factors affect the Fund’s net asset value and performance.

Emerging Markets Risks – Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems which do not protect securities holders. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid.

Foreign Investing Risk – Investments in foreign countries are subject to currency risk and country-specific risks such as political, diplomatic, regional conflicts, terrorism, war, social and economic instability, and policies that have the effect of decreasing the value of foreign securities. Foreign countries may be subject to different trading settlement practices, less government supervision, less publicly available information, limited trading markets and greater volatility than U.S. investments.

Stock Market Risk – Stock markets can be volatile. In other words, the prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Fund’s investments may decline in value if the stock markets perform poorly.

Risk of Investing in Asia – The value of the Fund’s assets may be adversely affected by political, economic, social and religious instability; inadequate investor protection; changes in laws or regulations of countries within the Asian region (including countries in which the Fund invests, as well as the broader region); international relations with other nations; natural disasters; corruption and military activity. The Asian region, and particularly China, Japan and South Korea, may be adversely affected by political, military, economic and other factors related to North Korea. In addition, China’s long-running conflict over Taiwan, border disputes with many of its neighbors and historically strained relations with Japan could adversely impact economies in the region. The economies of many Asian countries differ from the economies of more developed countries in many respects, such as rate of growth, inflation, capital reinvestment, resource self-sufficiency, financial system stability, the national balance of payments position and sensitivity to changes in global trade.

Information Technology Sector Risk – Investments in technology companies exposed to special risks, such as rapid advances in technology that might cause existing products to become obsolete. Companies in a number of technology industries are also subject to more government regulations and approval processes than many other industries. This fact may affect a company’s overall profitability and cause its stock price to be more volatile. Additionally, technology companies are dependent upon consumer and business acceptance as new technologies evolve.

Currency Risk – Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments denominated in a foreign currency or may widen existing losses. Exchange rate movements are volatile and it may not be possible to effectively hedge the currency risks of many countries.

Natural Disaster/Epidemic Risk – Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the novel coronavirus), have been and can be highly disruptive to economies and markets.

Liquidity Risk – Some securities may have few market-makers and low trading volume, which tend to increase transaction costs and may make it impossible for a Fund to dispose of a security position at all or at a price which represents current or fair market value.

Management Risk – The Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result. The successful use of hedging and risk management techniques may be adversely affected by imperfect correlation between movements in the price of the hedging vehicles and the securities being hedged.

Securities Lending Risk – The risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Fund might not be able to recover the loaned securities or their value.

Performance:

The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of Class N Shares of the Fund from year to year and by showing how the Fund’s Class A, Class C and Class N average annual returns compare with those of a broad measure of market performance. The Class A sales charge is reflected in the average annual total return table. Past performance (before and after taxes) does not necessarily indicate how a Fund will perform in the future. Updated performance information is available at no cost by visiting www.dunham.com or by calling toll free (888) 3DUNHAM (338-6426).

Class N Shares Annual Total Return for Years Ended December 31

During the periods shown in the bar chart, the highest return for a quarter was 23.87% (quarter ended December 31, 2020) and the lowest return for a quarter was -23.87% (quarter ended March 31, 2020).

Dunham Emerging Markets Stock Fund

AVERAGE ANNUAL TOTAL RETURN

For the periods ended December 31, 2024	1 Year	5 Years	10 Years
Class N Shares
return before taxes	5.81%	0.10%	1.72%
return after taxes on distributions	5.77%	-0.62%	1.20%
return after taxes on distributions and sale of Fund shares	3.46%	-0.10%	1.23%
Class C Shares
return before taxes	4.84%	-0.88%	0.71%
Class A Shares
return before taxes	-0.52%	-1.31%	0.87%
MSCI All Country World ex U.S. Index Net (reflects no deduction for fees, expenses, or taxes)	5.54%	4.10%	4.80%
MSCI Emerging Markets Index Net (reflects no deduction for fees, expenses, or taxes)	7.50%	1.70%	3.64%
Morningstar Diversified Emerging Markets Category (return before taxes)*	6.04%	2.26%	3.55%

*	The Morningstar Diversified Emerging Markets Category is generally representative of mutual funds that primarily invest among 20 or more developing nations, with a general focus on the emerging markets of Asia and Latin America rather than on the emerging markets countries in the Middle East, Africa, or Europe.

After-tax returns are estimated and are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment, because such accounts are only subject to taxes upon distribution. After tax returns for Class C and Class A shares, which are not shown, will vary from those of Class N shares.

Investment Adviser: Dunham & Associates Investment Counsel, Inc. (the “Adviser”).

Sub-Adviser: NS Partners Ltd. (“NS Partners” or the “Sub-Adviser”).

Sub-Adviser Portfolio Managers: The portfolio managers on the team who are jointly and primarily responsible for the day-to-day management of the Fund are Ian Beattie, Brian Coffey, Oliver Adcock, Mazika Li, and Luis Alves de Lima. Messrs. Beattie, Coffey and Adcock have managed the Fund since April 2019, Ms. Li has managed the Fund since March 2024, and Mr. Alves de Lima has managed the Fund since March 2025. Ian Beattie, who joined NS Partners in 1996, currently serves as Head of Emerging Asia and Co-Chief Investment Officer. Brian Coffey, who joined NS Partners in 1988, currently serves as Investment Manager, Latin America, Middle East and Africa (“MEA”). Oliver Adcock, who joined NS Partners in 2007, currently serves as Investment Manager, Emerging Europe. Mazika Li, who joined NS Partners in 2019, currently serves as Investment Manager, Emerging Markets. Luis Alves de Lima, who joined NS Partners in 2024, currently serves as Investment Manager, Latin America and MEA.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the Summary of Other Important Information Regarding Fund Shares section on page 73 of this prospectus.

Dunham International Stock Fund

Investment Objective:

The Fund seeks to maximize total return from capital appreciation and dividends.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial intermediary and in How to Purchase Shares on page 113 of the Fund’s Prospectus and in How to Buy and Sell Shares on page 86 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price for purchases of $1 million or more)	0.75%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	1.55%	1.55%	1.55%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses:
Interest Expense	0.01%	0.01%	0.01%
Remaining Other Expenses	0.35%	0.35%	0.35%
Total Annual Fund Operating Expenses	2.16%	2.91%	1.91%

(1)	The Sub-Advisory Fee is a fulcrum fee with a base or fulcrum of 65 bps (0.65%) and can range from 0.30% to 1.00% based on the Fund’s performance relative to the MSCI All Country World Index ex-U.S. (net), the Fund’s benchmark.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$781	$1,212	$1,668	$2,925
Class C	$294	$901	$1,533	$3,233
Class N	$194	$600	$1,032	$2,233

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 134% of the average value of its portfolio.

Principal Investment Strategies:

The Fund’s Sub-Adviser seeks to achieve the Fund’s investment objective by investing in equities (common and preferred stock and depositary receipts for common and preferred stock) of international corporations traded on stock exchanges around the world, including those in emerging markets, alternative trading venues or in the over-the-counter market. The Fund normally invests at least 80% of its assets (defined as net assets plus borrowing for investment purposes) in stock of non-U.S. companies in at least three foreign countries, which may include companies located or operating in established or emerging market countries. The Fund defines a non-U.S. company as one that is domiciled, has its principal place of business, derives at least 50% of its revenue or profits, or has at least 50% of its assets outside the U.S. The primary regions of investment are Western Europe, the United Kingdom, Japan, Canada, Australia and Asia.

The Sub-Adviser generally constructs its portfolios by using proprietary econometric models and a proprietary optimization process that balances the trade-off between a stock’s expected return, its contribution to portfolio level risk, portfolio specific restrictions, and its opportunity costs relative to trading costs. Buys and sells occur when opportunities arise that improve the portfolio’s risk adjusted benchmark relative expected returns, net of amortized transaction costs. The Fund’s Sub-Adviser may engage in active and frequent trading of the Fund’s portfolio securities to achieve the Fund’s investment objective.

The Fund may also engage in securities lending.

Principal Investment Risks:

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Although the Fund will strive to meet its investment objective, there is no assurance that it will do so. Many factors affect the Fund’s net asset value and performance.

Foreign Investing Risk – Investments in foreign countries are subject to currency risk and country-specific risks such as political, diplomatic, regional conflicts, terrorism, war, social and economic instability, and policies that have the effect of decreasing the value of foreign securities. Foreign countries may be subject to different trading settlement practices, less government supervision, less publicly available information, limited trading markets and greater volatility than U.S. investments.

Emerging Markets Risks – Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems which do not protect securities holders. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid.

Risk of Investing in Japan – The Fund may invest a significant portion of its assets in securities issued by Japanese issuers. The Japanese economy may be subject to considerable degrees of economic, political and social instability, which could have a negative impact on Japanese securities. Since the year 2000, Japan’s economic growth rate has remained relatively low, and it may remain low in the future. In addition, Japan is subject to the risk of natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, which could negatively affect the Fund.

Stock Market Risk - Stock markets can be volatile. In other words, the prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Fund’s investments may decline in value if the stock markets perform poorly.

Currency Risk – Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments denominated in a foreign currency or may widen existing losses. Exchange rate movements are volatile and it may not be possible to effectively hedge the currency risks of many countries.

Management Risk – The Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result. The successful use of hedging and risk management techniques may be adversely affected by imperfect correlation between movements in the price of the hedging vehicles and the securities being hedged.

Natural Disaster/Epidemic Risk – Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the novel coronavirus), have been and can be highly disruptive to economies and markets.

Liquidity Risk – Some securities may have few market-makers and low trading volume, which tend to increase transaction costs and may make it impossible for a Fund to dispose of a security position at all or at a price which represents current or fair market value.

Securities Lending Risk – The risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Fund might not be able to recover the loaned securities or their value.

Performance:

The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of Class N Shares of the Fund from year to year and by showing how the Fund’s Class A, Class C and Class N average annual returns compare with those of a broad measure of market performance. The Class A sales charge is reflected in the average annual total return table. Past performance (before and after taxes) does not necessarily indicate how a Fund will perform in the future. Updated performance information is available at no cost by visiting www.dunham.com or by calling toll free (888) 3DUNHAM (338-6426).

Class N Shares Annual Total Return for Years Ended December 31

During the periods shown in the bar chart, the highest return for a quarter was 22.07% (quarter ended December 31, 2020) and the lowest return for a quarter was -23.27% (quarter ended March 31, 2020).

Dunham International Stock Fund

AVERAGE ANNUAL TOTAL RETURN

For the periods ended December 31, 2024	1 Year	5 Year	10 Years
Class N Shares
return before taxes	8.80%	7.79%	6.39%
return after taxes on distributions	5.63%	5.83%	5.10%
return after taxes on distributions and sale of Fund shares	7.28%	5.80%	4.91%
Class C Shares
return before taxes	7.67%	6.71%	5.32%
Class A Shares
return before taxes	2.23%	6.24%	5.49%
MSCI All Country World ex U.S. Index Net (reflects no deduction for fees, expenses, or taxes)	5.54%	4.10%	4.80%
Morningstar Foreign Large Cap Value Category (return before taxes)*	4.39%	4.71%	4.48%

*	The Morningstar Foreign Large Cap Value Category is generally representative of mutual funds that primarily invest in non-U.S. stocks that have market caps in the top 70% of each economically integrated market (such as Europe or Asia ex-Japan). Foreign large value portfolios invest mainly in big international stocks that are less expensive or growing more slowly than other large-cap stocks. Value is defined based on low valuations (low price ratios and high dividend yields) and slow growth (low growth rates for earnings, sales, book value, and cash flow).

After-tax returns are estimated and are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment, because such accounts are only subject to taxes upon distribution. After tax returns for Class C and Class A shares, which are not shown, will vary from those of Class N shares.

Investment Adviser: Dunham & Associates Investment Counsel, Inc. (the “Adviser”).

Sub-Adviser: Arrowstreet Capital, Limited Partnership (“Arrowstreet” or the “Sub-Adviser”).

Sub-Adviser Portfolio Managers: The following team of investment professionals share responsibility for day-to-day management of the Fund. Derek Vance, CFA, Partner and Chief Investment Officer, has worked for the Sub-Adviser since 2008. Christopher Malloy, Ph.D., Partner and Head of Research, has worked for the Sub-Adviser since 2019. Julia Yuan, CFA, Partner and Head of Alpha Development, has worked for the Sub-Adviser since 2012. Brandon Berger, Partner and Head of Portfolio Management, has worked for the Sub-Adviser since 2013. Peter Rathjens, Ph.D., Partner and Member of Investment Team, has worked for the Sub-Adviser since 1999. Mr. Vance has served as a portfolio manager for the Fund since 2018. Mr. Malloy has served as a portfolio manager for the Fund since 2019. Ms. Yuan has served as a portfolio manager for the Fund since 2024. Mr. Berger has served as a portfolio manager for the Fund since 2024. Mr. Rathjens has served as a portfolio manager for the Fund since 2008.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the Summary of Other Important Information Regarding Fund Shares section on page 73 of this prospectus.

Dunham Dynamic Macro Fund

Investment Objective:

The Fund seeks to maximize total return from capital appreciation and dividends,

with capital preservation during market downturns as a secondary goal.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial intermediary and in How to Purchase Shares on page 113 of the Fund’s Prospectus and in How to Buy and Sell Shares on page 86 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price for purchases of $1 million or more)	0.75%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	1.39%	1.39%	1.39%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.57%	0.54%	0.55%
Acquired Fund Fees and Expenses(2)	0.07%	0.07%	0.07%
Total Annual Fund Operating Expenses	2.28%	3.00%	2.01%

(1)	The Sub-Advisory Fee is a fulcrum fee with a base or fulcrum of 60 bps (0.60%) and can range from 0.25% to 0.95% based on the Fund’s performance relative to the Dow Jones Moderately Aggressive Portfolio Index, the Fund’s benchmark.

(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$793	$1,246	$1,725	$3,040
Class C	$303	$927	$1,577	$3,318
Class N	$204	$630	$1,083	$2,338

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 47% of the average value of its portfolio.

Principal Investment Strategies:

The Sub-Adviser’s macro asset allocation strategy is based primarily on the active management of the fund’s exposure to market risk in different asset classes and seeks to take advantage of opportunities arising from the variability of risk premia over time. The Fund’s Sub-Adviser seeks to achieve the total return component of the Fund’s investment objective by using a dynamic macro asset allocation strategy. The Fund may invest in or seek exposure to a wide range of asset classes including, without limitation, (i) equity (of any market capitalization), (ii) fixed-income (including all grades and maturities of domestic and foreign credit (including emerging markets) (iii) commodities, (iv) real estate investment trusts (“REITs”) and (v) currencies. The Sub-Adviser’s strategy seeks long and short exposure in these various asset classes and currencies.

The Fund may take long positions indirectly through exchange-traded funds (“ETFs”), exchange-traded notes (“ETNs”) and derivative instruments such as, but not limited to, commodity linked notes, futures, swaps, options and currency forward contracts. The Fund may take short positions indirectly through ETFs or ETNs, and derivative instruments (listed above) that are intended to provide inverse exposure to a particular asset class or currency. Long positions and short positions may be intended to enhance expected return, reduce expected risk or both. The Sub-Adviser expects the Fund’s net long exposure to typically be between 75% and 125%, but it may range from 0% to 200%. The Fund’s net exposure in equity is between -100% and 100%, in bonds between -100% and 200%, and in commodities between -50 and 75%.

Futures are typically based on, though are not limited to, equity indexes, government bonds, commodities and currencies. Swaps are typically related to – without limitations commodities and commodity indexes. Options would typically be on, though are not limited to, equity indexes, equity index futures, government bonds, government bond futures and currencies.

The Fund has no geographic or other limits on the allocation of its assets among asset classes.

The Sub-Adviser seeks to achieve the capital preservation component of the Fund’s investment objective during down markets through broad diversification across different asset classes in combination with dynamic management of risk premia and dynamic risk management including (1) shifting allocation between asset classes, (2) short positions on equities, (3) allocation to government bonds and (4) allocation to cash equivalents.

Risk premia (i.e., excess returns above the risk-free rate) represent the long-term compensation of an investor for the assumption of market risk in different asset classes. The Sub-Adviser’s goal is to identify when risk premia are particularly attractive, actively shift between asset classes, between long or short positions, as well as allocations to cash.

The Sub-Adviser generally purchases a security when its model identifies that its risk-reward profile is relatively more attractive than other opportunities. The Sub-Adviser generally sells a security when its model identifies that the relative attractiveness deteriorates or risk associated with the security increases significantly. In addition, the Sub-Adviser may sell a security if better investment opportunities emerge elsewhere.

The Fund may also engage in securities lending.

Principal Investment Risks:

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Although the Fund will strive to meet its investment objective, there is no assurance that it will do so. Many factors affect the Fund’s net asset value and performance.

Asset Allocation Risk – In allocating the Fund’s assets, the Sub-Adviser may favor markets or asset classes that perform poorly relative to other markets and asset classes. The Sub-Adviser’s investment analysis, its selection of investments, and its assessment of the risk/return potential of asset classes and markets may not produce the intended results and/or can lead to an investment focus that results in the Fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the Fund invests.

Stock Market Risk – Stock markets can be volatile. In other words, the prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Fund’s investments may decline in value if the stock markets perform poorly.

Interest Rate Risk – In general, the price of a debt security falls when interest rates rise. Debt securities have varying levels of sensitivity to changes in interest rates. Securities with longer maturities may be more sensitive to interest rate changes.

Commodity Risk – Investing in the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

Structured Note Risk – Structured notes involve tracking risk, issuer default risk and may involve leverage risk.

Derivatives Risk – Derivatives or other similar instruments (referred to collectively as “derivatives”), such as futures, forwards, options, swaps, structured securities and other instruments, are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may involve costs and risks that are different from, or possibly greater than, the costs and risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile, may correlate imperfectly with price of the applicable underlying asset, reference rate or index and may move in unexpected ways, especially in unusual market conditions, such as markets with high volatility or large market declines. Some derivatives are particularly sensitive to changes in interest rates. Other risks include liquidity risk which refers to the potential inability to terminate or sell derivative positions and for derivatives to create margin delivery or settlement payment obligations for the Fund. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivatives that involve a small initial investment relative to the risk assumed may be considered to be “leveraged,” which can magnify or otherwise increase investment losses. In addition, the use of derivatives for non-hedging purposes (that is, to seek to increase total return) is considered a speculative practice and may present an even greater risk of loss than when used for hedging purposes. Derivatives are also subject to operational and legal risks.

Leveraging Risk – Using derivatives can create leverage, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Currency Risk – Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments denominated in a foreign currency or may widen existing losses. Exchange rate movements are volatile and it may not be possible to effectively hedge the currency risks of many countries.

U.S. Government Securities Risk – The risk that U.S. Government securities in the Fund’s portfolio will be subject to price fluctuations, or that an agency or instrumentality will default on an obligation not backed by the full faith and credit of the United States.

Changing Fixed Income Market Conditions Risk – During periods of sustained rising rates, fixed income risks will be amplified. If the U.S. Federal Reserve’s Federal Open Market Committee (“FOMC”) raises the federal funds interest rate target, interest rates across the U.S. financial system may rise. Rising rates tend to decrease liquidity, increase trading costs, and increase volatility, all of which make portfolio management more difficult and costly to the Fund and its shareholders.

Foreign Investing Risk – Investments in foreign countries are subject to currency risk and country-specific risks such as political, diplomatic, regional conflicts, terrorism, war, social and economic instability, and policies that have the effect of decreasing the value of foreign securities. Foreign countries may be subject to different trading settlement practices, less government supervision, less publicly available information, limited trading markets and greater volatility than U.S. investments.

ETF Risk – ETFs are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest exclusively in common stocks. The ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track and the market value of ETF shares may differ from their net asset value.

ETFs are subject to specific risks, depending on the nature of the fund. For instance, investing in inverse ETFs is similar to holding various short positions, or using a combination of advanced investment strategies to profit from falling prices. When the value of ETFs held by the Fund decline, the value of your investment in the Fund declines.

ETN Risk – ETNs are securities that combine aspects of a bond and an ETF. ETN returns are based upon the performance of a market index or other reference asset less fees, and can be held to maturity as a debt security. ETNs are traded on a securities exchange. Their value is based on their reference index or strategy and the credit quality of the issuer. Because ETNs are debt instruments of the issuer of the ETN, they are subject to the credit risk of the issuer. ETNs are also subject to the risk that they may trade at a premium or discount to value attributable to their reference index. When the Fund invests in an ETN, shareholders of the Fund bear their proportionate share of the ETN’s fees and expenses, as well as their share of the Fund’s fees and expenses. There may also not be an active trading market available for some ETNs. Additionally, trading of ETNs may be halted and ETNs may be delisted by the listing exchange.

Emerging Markets Risk – Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems which do not protect securities holders. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid.

Money Market/Short-Term Securities Risk – To the extent the Fund holds cash or invests in money market or short-term securities, the Fund may be less likely to achieve its investment objective. In addition, it is possible that the Fund’s investments in these instruments could lose money.

Long-Term Maturities/Durations Risk – Fixed income securities with longer maturities or durations may be subject to greater price fluctuations due to interest rate, tax law, and general market changes than securities with shorter maturities or durations.

Portfolio Turnover Risk – The frequency of a Fund’s transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund’s performance.

Credit Risk – Issuers of debt securities may suffer from a reduced ability to repay their interest and principal obligations. They may even default on interest and/or principal payments due to the Fund. An increase in credit risk or a default will cause the value of Fund debt securities to decline. Issuers with lower credit quality are more susceptible to economic or industry downturns and are more likely to default.

Natural Disaster/Epidemic Risk – Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the novel coronavirus), have been and can be highly disruptive to economies and markets.

Liquidity Risk – Some securities may have few market-makers and low trading volume, which tend to increase transaction costs and may make it impossible for the Fund to dispose of a security position at all or at a price which represents current or fair market value.

Management Risk – The Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result. The successful use of hedging and risk management techniques may be adversely affected by imperfect correlation between movements in the price of the hedging vehicles and the securities being hedged.

Securities Lending Risk – The risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Fund might not be able to recover the loaned securities or their value.

Performance:

The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of Class N Shares of the Fund from year to year and by showing how the Fund’s Class A, Class C and Class N average annual returns compare with those of a broad measure of market performance. The Class A sales charge is reflected in the average annual total return table. Past performance (before and after taxes) does not necessarily indicate how a Fund will perform in the future. Updated performance information is available at no cost by visiting www.dunham.com or by calling toll free (888) 3DUNHAM (338-6426).

Class N Shares Annual Total Return for Years Ended December 31

During the periods shown in the bar chart, the highest return for a quarter was 8.60% (quarter ended June 30, 2023) and the lowest return for a quarter was -12.37% (quarter ended March 31, 2020).

Dunham Dynamic Macro Fund

AVERAGE ANNUAL TOTAL RETURN

For the periods ended December 31, 2024*	1 Year	5 Years	10 Years
Class N Shares
return before taxes	10.90%	4.68%	3.20%
return after taxes on distributions	9.09%	4.04%	2.79%
return after taxes on distributions and sale of Fund shares	6.59%	3.40%	2.35%
Class C Shares
return before taxes	9.84%	3.65%	2.16%
Class A Shares
return before taxes	4.22%	3.19%	2.32%
MSCI All Country World Index (reflects no deduction for fees, expenses, or taxes)	17.49%	10.06%	9.23%
Dow Jones Moderately Aggressive Portfolio Index (reflects no deduction for fees, expenses, or taxes)	11.24%	7.16%	7.46%
Morningstar Tactical Allocation Category (return before taxes)**	10.20%	5.20%	4.60%

*	On each of October 1, 2014, and February 1, 2023, the Fund’s principal investment strategies were substantially changed. Therefore, the performance prior to each date may have been different had the current principal investment strategies been in place.

**	The Morningstar Tactical Allocation Category is generally representative of mutual funds that primarily actively shift allocations across investments. These include material shifts across equity regions and bond sectors on a frequent basis. To qualify for the Morningstar Tactical Allocation category, a fund must have minimum exposure of 10% in bonds and 20% in equity and the fund must historically demonstrate material shifts in sector or regional allocations, either through a gradual shift during three years or through a series of material shifts on a quarterly basis. Within a three-year period, typically, the average quarterly changes between equity regions and bond sectors exceeds 15% or the difference between the maximum and minimum exposure to a single-equity region or bond sector exceeds 50%.

After-tax returns are estimated and are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment, because such accounts are only subject to taxes upon distribution. In certain cases, after-tax returns may be higher than the other return figures for the same period. After tax returns for Class C and Class A shares, which are not shown, will vary from those of Class N shares.

Investment Adviser: Dunham & Associates Investment Counsel, Inc. (the “Adviser”).

Sub-Adviser: Vontobel Asset Management, Inc. (“Vontobel” or the “Sub-Adviser”).

Sub-Adviser Portfolio Managers: Tim Stehle and Robert Borenich have had primary responsibility for the day-to-day management of the Fund since February 2023. Mr. Stehle is Portfolio Manager of Vontobel where he has worked since 2016. Mr. Borenich is Senior Portfolio Manager of Vontobel where he has worked since 2012.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the Summary of Other Important Information Regarding Fund Shares section on page 73 of this prospectus.

Dunham Long/Short Credit Fund

Investment Objective:

The Fund seeks to maximize total return under varying market conditions through both current income and capital appreciation.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial intermediary and in How to Purchase Shares on page 113 of the Fund’s Prospectus and in How to Buy and Sell Shares on page 86 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price for purchases of $1 million or more)	0.75%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.70%	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.18%	0.18%	0.18%
Acquired Fund Fees and Expenses(2)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.14%	1.89%	0.89%

(1)	The Sub-Advisory Fee is a fulcrum fee with a base or fulcrum of 60 bps (0.60%) and can range from 0.05% to 1.15%, based on the Fund’s performance relative to the BofA Merrill Lynch 3-month Treasury Bill Index PLUS 300 bps, the Fund’s benchmark.

(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table may not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$685	$916	$1,167	$1,881
Class C	$192	$594	$1,021	$2,212
Class N	$91	$284	$493	$1,096

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 274% of the average value of its portfolio.

Principal Investment Strategies:

The Fund’s Sub-Adviser seeks to achieve the Fund’s investment objective by investing normally at least 80% of its assets (defined as net assets plus borrowing for investment purposes) in various credit-related instruments. Credit-related instruments include, but are not limited to, U.S. Government and agency securities, foreign government and supranational debt securities, corporate bonds, emerging market debt securities, preferred securities, structured products, senior secured floating rate and fixed rate loans or debt, second lien or other subordinated or unsecured floating rate and fixed rate loans or debt, and derivatives with similar economic characteristics. The Fund may invest in credit-related instruments rated below investment grade, which are commonly referred to as “junk bonds.” These securities may be issued in reliance on Rule 144A under the Securities Act of 1933, and subject to restriction on resale.

The Fund may invest up to 20% of its total assets in equity instruments, including common stock and other instruments whose price is linked to the value of common stock. The Fund may hold long or short positions in equity instruments, and may invest in equity instruments of issuers of any market capitalization.

The Fund may also gain both long and short exposure to credit-related instruments by entering into a series of purchase and sale contracts or by investing in, among other instruments, swaps, including total return, credit default and index swaps; options; forward contracts and futures contracts that provide long or short exposure to other credit obligations; and other similar transactions.

The Fund may engage in short sales for hedging purposes or to enhance total return. The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

When selecting individual securities, the Sub-Adviser focuses on supply/demand factors, historical value trends, and new issue opportunities combined with company-specific research, industry analysis, and its view on overall credit trends. The Sub-Adviser incorporates its quantitative and qualitative analysis to determine the optimal security to purchase in the company’s capital structure as well as to determine the desired allocation to each security or derivative. The Sub-Adviser utilizes short positions and derivatives to manage various risk exposures, including interest rate risk and credit risk.

The Fund may also engage in securities lending.

Principal Investment Risks:

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Although the Fund will strive to meet its investment objective, there is no assurance that it will do so. Many factors affect the Fund’s net asset value and performance.

Credit Risk – Issuers of debt securities may suffer from a reduced ability to repay their interest and principal obligations. They may even default on interest and/or principal payments due to the Fund. An increase in credit risk or a default will cause the value of Fund debt securities to decline. Issuers with lower credit quality are more susceptible to economic or industry downturns and are more likely to default.

Derivatives Risk – Derivatives or other similar instruments (referred to collectively as “derivatives”), such as futures, forwards, options, swaps, structured securities and other instruments, are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may involve costs and risks that are different from, or possibly greater than, the costs and risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile, may correlate imperfectly with price of the applicable underlying asset, reference rate or index and may move in unexpected ways, especially in unusual market conditions, such as markets with high volatility or large market declines. Some derivatives are particularly sensitive to changes in interest rates. Other risks include liquidity risk which refers to the potential inability to terminate or sell derivative positions and for derivatives to create margin delivery or settlement payment obligations for the Fund. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivatives that involve a small initial investment relative to the risk assumed may be considered to be “leveraged,” which can magnify or otherwise increase investment losses. In addition, the use of derivatives for non-hedging purposes (that is, to seek to increase total return) is considered a speculative practice and may present an even greater risk of loss than when used for hedging purposes. Derivatives are also subject to operational and legal risks.

Leveraging Risk – Using derivatives can create leverage, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Event Risk — Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.

Changing Fixed Income Market Conditions Risk – During periods of sustained rising rates, fixed income risks will be amplified. If the U.S. Federal Reserve’s Federal Open Market Committee (“FOMC”) raises the federal funds interest rate target, interest rates across the U.S. financial system may rise. Rising rates tend to decrease liquidity, increase trading costs, and increase volatility, all of which make portfolio management more difficult and costly to the Fund and its shareholders.

Call or Redemption Risk – If interest rates decline, issuers of debt securities may exercise redemption or call provisions. This may force the Fund to reinvest redemption or call proceeds in securities with lower yields, which may reduce Fund performance.

Interest Rate Risk – In general, the price of a debt security falls when interest rates rise. Debt securities have varying levels of sensitivity to changes in interest rates. Securities with longer maturities may be more sensitive to interest rate changes.

Financial Services Sector Risk - The profitability of many types of financial services companies may be adversely affected in certain market cycles. For example, periods of rising interest rates may restrict the availability and increase the cost of capital for these companies. Moreover, when interest rates rise, the value of securities issued by many types of financial services companies generally falls. Declining economic conditions may cause credit losses due to financial difficulties of borrowers. In addition, financial services companies often are regulated by governmental entities, which can increase costs for new services or products and make it difficult to pass increased costs on to consumers. In certain areas, deregulation of financial services companies has resulted in increased competition and reduced profitability.

Money Market/Short-Term Securities Risk – To the extent the Fund holds cash or invests in money market or short-term securities, the Fund may be less likely to achieve its investment objective. In addition, it is possible that the Fund’s investments in these instruments could lose money.

Corporate Loans Risk – Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. The market for corporate loans may be subject to irregular trading activity and wide bid/ask spreads. In addition, transactions in corporate loans may settle on a delayed basis. As a result, the proceeds from the sale of corporate loans may not be readily available to make additional investments or to meet the Fund’s redemption obligations.

Long-Term Maturities/Durations Risk – The risk of greater price fluctuations than would be associated with securities having shorter maturities or durations.

Private Placement Risk – Privately issued securities, including those which may be sold only in accordance with Rule 144A under the Securities Act of 1933, are restricted securities that are not registered with the U.S. Securities and Exchange Commission (“SEC”). Accordingly, the liquidity of the market for specific privately issued securities may vary. Delay or difficulty in selling such securities may result in a loss to the Fund. Privately issued securities that the Sub-Adviser determines to be “illiquid” are subject to the Fund’s policy of not investing more than 15% of its net assets in illiquid securities.

Lower-Rated Securities Risk – Securities rated below investment-grade, sometimes called “high-yield” or “junk” bonds, are speculative investments that generally have more credit risk than higher-rated securities. Companies issuing high-yield fixed-income securities are not as strong financially as those issuing securities with higher credit ratings and are more likely to encounter financial difficulties. Lower rated issuers are more likely to default and their securities could become worthless.

Portfolio Turnover Risk – A higher portfolio turnover will result in higher transactional and brokerage costs and may result in higher taxes when Fund shares are held in a taxable account.

Senior Bank Loans Risk – Senior loans are subject to the risk that a court could subordinate a senior loan, which typically holds the most senior position in the issuer’s capital structure, to presently existing or future indebtedness or take other action detrimental to the holders of senior loans. Senior loans settle on a delayed basis, potentially leading to the sale proceeds of such loans not being available to meet redemptions for a substantial period of time after the sale of the senior loans. The market prices of floating rate loans are generally less sensitive to interest rate changes than are the market prices for securities with fixed interest rates. Certain senior loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the protections of federal securities laws, including anti-fraud provisions.

Emerging Markets Risk – Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems which do not protect securities holders. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid.

Foreign Investing Risk – Investments in foreign countries are subject to currency risk and country-specific risks such as political, diplomatic, regional conflicts, terrorism, war, social and economic instability, and policies that have the effect of decreasing the value of foreign securities. Foreign countries may be subject to different trading settlement practices, less government supervision, less publicly available information, limited trading markets and greater volatility than U.S. investments.

Natural Disaster/Epidemic Risk – Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the novel coronavirus), have been and can be highly disruptive to economies and markets.

Liquidity Risk – Some securities may have few market-makers and low trading volume, which tend to increase transaction costs and may make it impossible for a Fund to dispose of a security position at all or at a price which represents current or fair market value.

Management Risk – The Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result. The successful use of hedging and risk management techniques may be adversely affected by imperfect correlation between movements in the price of the hedging vehicles and the securities being hedged.

Short Selling Risk – If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss which may be unlimited. Also, the Fund is required to deposit collateral in connection with such short sales and may have to pay a fee to borrow particular securities.

Securities Lending Risk – The risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Fund might not be able to recover the loaned securities or their value.

Performance:

The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of Class N Shares of the Fund from year to year and by showing how the Fund’s Class A, Class C and Class N average annual returns compare with those of a broad measure of market performance. The Class A sales charge is reflected in the average annual total return table. Past performance (before and after taxes) does not necessarily indicate how a Fund will perform in the future. Updated performance information is available at no cost by visiting www.dunham.com or by calling toll free (888) 3DUNHAM (338-6426).

Class N Shares Annual Total Return for Years Ended December 31

During the periods shown in the bar chart, the highest return for a quarter was 6.68% (quarter ended September 30, 2016) and the lowest return for a quarter was -9.12% (quarter ended September 30, 2015).

Dunham Long/Short Credit Fund

AVERAGE ANNUAL TOTAL RETURN

For the periods ended December 31, 2024*	1 Year	5 Years	10 Years
Class N Shares
return before taxes	5.31%	2.54%	3.38%
return after taxes on distributions	3.35%	1.08%	2.02%
return after taxes on distributions and sale of Fund shares	3.12%	1.35%	2.04%
Class C Shares
return before taxes	4.16%	1.51%	2.35%
Class A Shares
return before taxes	-0.95%	1.08%	2.52%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	1.25%	-0.33%	1.35%
BofA Merrill Lynch 3-month Treasury Bill Index PLUS 300 bps. (reflects no deduction for fees, expenses, or taxes)	8.29%	5.46%	4.76%
Morningstar Nontraditional Bond Category (return before taxes)**	6.18%	2.41%	2.63%

*	On July 1, 2018, the Fund’s principal investment strategy was materially changed. Therefore, the Fund’s performance prior to that date may have been different had the current principal investment strategy been in place.

**	The Morningstar Nontraditional Bond Category is generally representative of mutual funds that deploy absolute return strategies, strategies that are low-correlated to the overall bond market, and strategies that take long and short market and security-level positions.

After-tax returns are estimated and are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment, because such accounts are only subject to taxes upon distribution. After tax returns for Class C and Class A shares, which are not shown, will vary from those of Class N shares.

Investment Adviser: Dunham & Associates Investment Counsel, Inc. (the “Adviser”).

Sub-Adviser: MetLife Investment Management, LLC (“MetLife” or the “Sub-Adviser”).

Sub-Adviser Portfolio Managers: Joshua Lofgren, Portfolio Manager at MetLife, holds the primary responsibility for the day-to-day management of the Fund. Mr. Lofgren, who joined MetLife and its predecessor firm in 2012, began managing the Fund in 2018.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the Summary of Other Important Information Regarding Fund Shares section on page 73 of this prospectus.

Dunham Monthly Distribution Fund

Investment Objective:

The Fund seeks to provide positive returns in rising and falling market environments.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial intermediary and in How to Purchase Shares on page 113 of the Fund’s Prospectus and in How to Buy and Sell Shares on page 86 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price for purchases of $1 million or more)	0.75%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	1.26%	1.26%	1.26%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses:
Dividend Expense on Securities Sold Short	0.90%	0.90%	0.90%
Remaining Other Expenses	0.20%	0.20%	0.20%
Acquired Fund Fees and Expenses(2)	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	2.63%	3.38%	2.38%

(1)	The Sub-Advisory Fee is a fulcrum fee with a base or fulcrum of 60 bps (0.60%) and can range from 0.22% to 0.98%, based on the Fund’s performance relative to the Credit Suisse Merger Arbitrage Liquid Index, the Fund’s benchmark.

(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table may not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$826	$1,345	$1,890	$3,368
Class C	$341	$1,039	$1,760	$3,667
Class N	$241	$742	$1,270	$2,716

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 209% of the average value of its portfolio.

Principal Investment Strategies:

The Sub-Adviser seeks to achieve attractive absolute returns by utilizing an event driven strategy across a diversified set of equities while actively managing risk to preserve capital, minimize volatility, and maintain liquidity. The Sub-Adviser generally seeks to accomplish this objective by investing in equities (including common stock, initial public offerings (“IPOs”) and other new issues) and equity-related securities (including preferred stock, options, swaps, forwards and warrants) across a diversified range of industries. The Fund may also invest in foreign issuers through American Depositary Receipts and in cash and cash equivalents.

The Sub-Adviser invests in companies undergoing significant corporate events such as mergers and/or acquisitions (“M&A”), tender offers, Dutch auctions, recapitalizations, restructuring and divestitures. The majority of investments are expected to be connected to agreed-to merger and acquisition deals; however, the Fund may also pursue investment opportunities in a range of other event-driven situations including, without limitation, corporate buy-ins; hostile mergers; pre-bid acquisitions; corporate spin-offs; likely transactions; restructurings; and corporate litigation and regulatory events.

The Sub-Adviser uses a probability assessment framework to consider and select event-driven investments. Investments are assessed across a number of dimensions, which may include strategic rationale, valuation, antitrust/regulatory issues, political, financing, contractual terms, company and/or industry stability, transaction type, acquirer issues and timing certainty.

The number of positions and their size will depend on each position’s estimated risk adjusted expected return, and the nature of the event (e.g., the number of announced M&A deals, the size and breadth of an index reweight). The overall allocation of the Event-Driven portfolio will also be a function of the opportunity set for the strategy.

The Fund’s distribution policy is to make twelve monthly distributions to shareholders. The level of monthly distributions (including any return of capital) is not fixed but is expected to be at or near the level of the prime interest rate (“Prime Rate”). Additionally, the Fund’s distribution policy is not designed to generate, and is not expected to result in, distributions that equal a fixed percentage of the Fund’s current net asset value per share. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. All or a portion of a distribution may consist of a return of capital, which would be a return of original shareholder investments in the Fund and not an income or capital gains distribution. Shareholders should not assume that the source of a distribution from the Fund is net profit. For more information about the Fund’s distribution policy, please turn to the “Distribution Policy and Goals” section in the Fund’s Prospectus. For disclosure regarding the extent to which the Fund’s distribution policy resulted in distributions of capital (i.e., a return of capital), please refer to Form 19a-1 Notice available at: https://www.dunham.com/Investor/FundInfo/MonthlyDistribution#distribution.

The Fund may also engage in securities lending.

Principal Investment Risks:

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Although the Fund will strive to meet its investment objective, there is no assurance that it will do so. Many factors affect the Fund’s net asset value and performance.

Merger and Event-Driven Risk – Investments in companies that are expected to be, or already are, the subject of a publicly announced merger, takeover, tender offer, leveraged buyout, spin-off, liquidation or other corporate reorganizations carry the risk that the proposed or expected corporate event may not be completed or may be completed on less favorable terms than originally expected.

Short Selling Risk – If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss which may be unlimited. Also, the Fund is required to deposit collateral in connection with such short sales and may have to pay a fee to borrow particular securities.

Derivatives Risk – Derivatives or other similar instruments (referred to collectively as “derivatives”), such as futures, forwards, options, swaps, structured securities and other instruments, are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may involve costs and risks that are different from, or possibly greater than, the costs and risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile, may correlate imperfectly with price of the applicable underlying asset, reference rate or index and may move in unexpected ways, especially in unusual market conditions, such as markets with high volatility or large market declines. Some derivatives are particularly sensitive to changes in interest rates. Other risks include liquidity risk which refers to the potential inability to terminate or sell derivative positions and for derivatives to create margin delivery or settlement payment obligations for the Fund. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivatives that involve a small initial investment relative to the risk assumed may be considered to be “leveraged,” which can magnify or otherwise increase investment losses. In addition, the use of derivatives for non-hedging purposes (that is, to seek to increase total return) is considered a speculative practice and may present an even greater risk of loss than when used for hedging purposes. Derivatives are also subject to operational and legal risks.

Leveraging Risk – Using derivatives can create leverage, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price. The use of leverage, such as borrowing money to purchase securities, engaging in reverse repurchase agreements, lending portfolio securities and engaging in forward commitment transactions, will magnify the Fund’s gains or losses.

Options Risk – The Fund may use options to enhance return and or mitigate risk. However, options can fall rapidly in response to developments in specific companies or industries and the Fund’s investments may be negatively impacted by unexpected market conditions.

Forward Contract Risk – Forward contracts involve a number of the same characteristics and risks as futures contracts but there also are several differences. Forward contracts are not market traded, and are not necessarily marked to market on a daily basis. They settle only at the pre-determined settlement date. This can result in deviations between forward prices and futures prices, especially in circumstances where interest rates and futures prices are positively correlated. Second, in the absence of exchange trading and involvement of clearing houses, there are no standardized terms for forward contracts. Accordingly, the parties are free to establish such settlement times and underlying amounts of a security or currency as desirable, which may vary from the standardized provisions available through any futures contract. Finally, forward contracts, as two party obligations for which there is no secondary market, involve counterparty credit risk not present with futures.

Foreign Investing Risk – Investments in foreign countries are subject to currency risk and country-specific risks such as political, diplomatic, regional conflicts, terrorism, war, social and economic instability, and policies that have the effect of decreasing the value of foreign securities. Foreign countries may be subject to different trading settlement practices, less government supervision, less publicly available information, limited trading markets and greater volatility than U.S. investments.

Natural Disaster/Epidemic Risk – Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the novel coronavirus), have been and can be highly disruptive to economies and markets.

Liquidity Risk – Some securities may have few market-makers and low trading volume, which tend to increase transaction costs and may make it impossible for the Fund to dispose of a security position at all or at a price which represents current or fair market value.

Portfolio Turnover Risk – A higher portfolio turnover will result in higher transactional and brokerage costs and may result in higher taxes when Fund shares are held in a taxable account.

Money Market/Short-Term Securities Risk – To the extent the Fund holds cash or invests in money market or short-term securities, the Fund may be less likely to achieve its investment objective. In addition, it is possible that the Fund’s investments in these instruments could lose money.

Small and Medium Capitalization Risk – The Fund’s investments in smaller and medium-sized companies carry more risks than investments in larger companies. Companies with small and medium size market capitalization often have narrower markets, fewer products or services to offer and more limited managerial and financial resources than do larger, more established companies. Investing in lesser-known, small and medium capitalization companies involves greater risk of volatility of the Fund’s net asset value than is customarily associated with larger, more established companies. Often smaller and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

IPO Risk – The Fund invests in IPOs at the time of the initial offering and in post-IPO trading. The stocks of such companies are unseasoned equities lacking a trading history, a track record of reporting to investors and widely available research coverage. IPOs are thus often subject to extreme price volatility and speculative trading. These stocks may have above-average price appreciation in connection with the initial public offering prior to inclusion in the Fund. The price of stocks included in the Fund may not continue to appreciate. In addition, IPOs share similar illiquidity risks of private equity and venture capital. The free float shares held by the public in an IPO are typically a small percentage of the market capitalization. The ownership of many IPOs often include large holdings by venture capital and private equity investors who seek to sell their shares in the public market in the months following an IPO when shares restricted by lock-up are released, causing greater volatility and possible downward pressure during the time that locked-up shares are released.

Distribution Policy Risk – The Fund’s distribution policy is not designed to generate, and is not expected to result in, distributions that equal a fixed percentage of the Fund’s current net asset value per share. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital (i.e., from your original investment). Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.

Stock Market Risk – Stock markets can be volatile. In other words, the prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Fund’s investments may decline in value if the stock markets perform poorly.

Active Management Risk – The Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result. The successful use of hedging and risk management techniques may be adversely affected by imperfect correlation between movements in the price of the hedging vehicles and the securities being hedged.

Securities Lending Risk – The risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Fund might not be able to recover the loaned securities or their value.

Performance:

The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of Class N Shares of the Fund from year to year and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance. The sales charge is reflected in the average annual total return table. Past performance (before and after taxes) does not necessarily indicate how a Fund will perform in the future. Updated performance information is available at no cost by visiting www.dunham.com or by calling toll free (888) 3DUNHAM (338-6426).

Class N Shares Annual Total Return for Years Ended December 31

During the periods shown in the bar chart, the highest return for a quarter was 3.17% (quarter ended September 30, 2023) and the lowest return for a quarter was -4.86% (quarter ended September 30, 2015).

Dunham Monthly Distribution Fund

AVERAGE ANNUAL TOTAL RETURN

For the periods ended December 31, 2024*	1 Year	5 Years	10 Years
Class N Shares
return before taxes	5.52%	2.32%	2.18%
return after taxes on distributions	2.02%	1.22%	1.09%
return after taxes on distributions and sale of Fund shares	3.19%	1.39%	1.32%
Class C Shares
return before taxes	4.44%	1.30%	1.15%
Class A Shares
return before taxes	-0.78%	0.87%	1.32%
S&P 500 Total Return Index (reflects no deduction for fees, expenses, or taxes)	25.02%	14.53%	13.10%
Credit Suisse Merger Arbitrage Liquid Index* (reflects no deduction for fees, expenses, or taxes)	2.68%	4.05%	3.54%
Morningstar Event Driven Category (return before taxes)**	4.14%	3.90%	3.38%

*	On April 1, 2021, the Fund’s principal investment strategy was materially changed. Therefore, the Fund’s performance prior to that date may have been different had the current principal investment strategy been in place.

**	The Morningstar Event Driven Category is generally representative of mutual funds that primarily employ strategies that seek to profit from corporate actions, such as mergers and acquisitions. Mutual funds in this category typically focus on equity securities but can invest across the capital structure. However, they typically have low to moderate equity market sensitivity since company-specific developments tend to drive security prices.

After-tax returns are estimated and are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment, because such accounts are only subject to taxes upon distribution. After tax returns for Class C and Class A shares, which are not shown, will vary from those of Class N shares.

Investment Adviser: Dunham & Associates Investment Counsel, Inc. (the “Adviser”).

Sub-Adviser: Grantham, Mayo, Van Otterloo & Co. LLC (“GMO” or the “Sub-Adviser”).

Sub-Adviser Portfolio Managers: The portfolio managers on the event driven team who are primarily responsible for the day-to-day management of the Fund are Doug Francis and Sam Klar. Mr. Francis joined GMO in December 2009 and Mr. Klar joined GMO in July 2006. Mr. Francis and Mr. Klar began managing the Fund in 2021.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the Summary of Other Important Information Regarding Fund Shares section on page 73 of this prospectus.

Dunham Real Estate Stock Fund

Investment Objective:

The Fund seeks to maximize total return from capital appreciation and dividends.

A secondary investment objective of the Fund is to exceed, over the long-term, the total return available from direct ownership of real estate with less risk than direct ownership.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial intermediary and in How to Purchase Shares on page 113 of the Fund’s Prospectus and in How to Buy and Sell Shares on page 86 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price for purchases of $1 million or more)	0.75%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	1.18%	1.18%	1.18%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses:
Interest Expense	0.03%	0.03%	0.03%
Remaining Other Expenses	0.34%	0.34%	0.34%
Total Annual Fund Operating Expenses	1.80%	2.55%	1.55%

(1)	The Sub-Advisory Fee is a fulcrum fee with a base or fulcrum of 45 bps (0.45%) and can range from 0.15% to 0.75% based on the Fund’s performance relative to the Dow Jones U.S. Real Estate Total Return Index, the Fund’s benchmark.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$747	$1,109	$1,494	$2,569
Class C	$258	$793	$1,355	$2,885
Class N	$158	$490	$845	$1,845

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 78% of the average value of its portfolio.

Principal Investment Strategies:

The Fund’s Sub-Adviser seeks to achieve the Fund’s investment objectives by investing primarily in income-producing equity securities (including real estate investment trusts (“REITs”)) of real estate companies. The Fund normally invests at least 80% of its assets (defined as net assets plus borrowing for investment purposes) in equity securities of companies principally engaged in the real estate industry that are economically tied to different countries throughout the world, including the United States. The Fund defines a company as principally engaged in the real estate industry if at least 50% of the company’s revenues or 50% of the market value of the company’s assets are related to the ownership, operation, construction, development, financing, leasing, management or sale of real estate. The Fund may also invest in real estate companies or issuers that are economically tied to emerging markets. The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund. The Fund’s Sub-Adviser may engage in active and frequent trading of the Fund’s portfolio securities to achieve the Fund’s investment objectives.

The Sub-Adviser believes that equity securities of real estate companies with monopolistic characteristics generally perform better over time and can command higher occupancy rates and better rents, which in turn can create more valuable portfolios for shareholders through enhanced dividends and higher real estate values. In general, the Sub-Adviser buys securities of issuers with real estate that is more difficult to supply, demand is less cyclical, and tenants are reluctant to leave. The Sub-Adviser sells securities when a company no longer meets its selection criteria or the valuation no longer meets the risk return parameters of the portfolio.

The Sub-Adviser seeks to outperform other real estate funds using in-house knowledge, research and its understanding of the real estate market. The Sub-Adviser seeks to find favorable real estate investments in the public markets through disciplined analysis by combining bottom-up fundamental research of companies with a research driven top-down asset allocation. Through such analysis, the Sub-Adviser seeks to deliver total return by identifying individual company value and by repositioning the Fund’s portfolio to be invested in companies with the best property types and geographic regions based on current real estate market conditions. Additionally, the Sub-Adviser focuses the Fund’s securities portfolio on investments that generally provide income and also have the potential for long-term capital appreciation.

The Fund may also engage in securities lending.

Principal Investment Risks:

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Although the Fund will strive to meet its investment objective, there is no assurance that it will do so. Many factors affect the Fund’s net asset value and performance.

Real Estate Industry Concentration Risk – By concentrating in a single sector, the Fund carries much greater risk of adverse developments in that sector than a fund that invests in a wide variety of industries. Real estate values rise and fall in response to a variety of factors, including local, regional and national economic conditions, interest rates and tax considerations.

Real Estate Investment Trust Risk – A REIT’s performance depends on the types and locations of the rental properties it owns and on how well it manages those properties. A decline in rental income may occur because of extended vacancies, increased competition from other properties, tenants’ failure to pay rent or poor management.

Stock Market Risk – Stock markets can be volatile. In other words, the prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Fund’s investments may decline in value if the stock markets perform poorly.

Non-Diversification Risk – As a non-diversified fund, the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

Management Risk – The Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result. The successful use of hedging and risk management techniques may be adversely affected by imperfect correlation between movements in the price of the hedging vehicles and the securities being hedged.

Small and Medium Capitalization Risk – The Fund’s investments in smaller and medium-sized companies carry more risks than investments in larger companies. Companies with small and medium size market capitalization often have narrower markets, fewer products or services to offer and more limited managerial and financial resources than do larger, more established companies.

Emerging Markets Risk – Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems which do not protect securities holders. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid.

Foreign Investing Risk – Investments in foreign countries are subject to currency risk and country-specific risks such as political, diplomatic, regional conflicts, terrorism, war, social and economic instability, and policies that have the effect of decreasing the value of foreign securities. Foreign countries may be subject to different trading settlement practices, less government supervision, less publicly available information, limited trading markets and greater volatility than U.S. investments.

Natural Disaster/Epidemic Risk – Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the novel coronavirus), have been and can be highly disruptive to economies and markets.

Liquidity Risk – Some securities may have few market-makers and low trading volume, which tend to increase transaction costs and may make it impossible for a Fund to dispose of a security position at all or at a price which represents current or fair market value.

Securities Lending Risk – The risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Fund might not be able to recover the loaned securities or their value.

Performance:

The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of Class N Shares of the Fund from year to year and by showing how the Fund’s Class A, Class C and Class N average annual returns compare with those of a broad measure of market performance. The Class A sales charge is reflected in the average annual total return table. Past performance (before and after taxes) does not necessarily indicate how a Fund will perform in the future. Updated performance information is available at no cost by visiting www.dunham.com or by calling toll free (888) 3DUNHAM (338-6426).

Class N Shares Annual Total Return for Years Ended December 31

During the periods shown in the bar chart, the highest return for a quarter was 16.78% (quarter ended June 30, 2020) and the lowest return for a quarter was -19.20% (quarter ended June 30, 2022).

Dunham Real Estate Stock Fund

AVERAGE ANNUAL TOTAL RETURN

For the periods ended December 31, 2024	1 Year	5 Years	10 Years
Class N Shares
return before taxes	7.20%	-0.43%	2.81%
return after taxes on distributions	6.82%	-1.36%	1.08%
return after taxes on distributions and sale of Fund shares	4.26%	-0.31%	1.78%
Class C Shares
return before taxes	6.15%	-1.43%	1.78%
Class A Shares
return before taxes	0.79%	-1.86%	1.95%
S&P 500 Total Return Index (reflects no deduction for fees, expenses, or taxes)	25.02%	14.53%	13.10%
Dow Jones U.S. Real Estate Total Return Index (reflects no deduction for fees, expenses, or taxes)	4.86%	3.00%	5.64%
Morningstar Real Estate Category (return before taxes)*	5.90%	2.96%	4.96%

*	The Morningstar Real Estate Category is generally representative of mutual funds that primarily invest in REITs of various types. REITs are companies that develop and manage real estate properties.

After-tax returns are estimated and are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment, because such accounts are only subject to taxes upon distribution. After tax returns for Class C and Class A shares, which are not shown, will vary from those of Class N shares.

Investment Adviser: Dunham & Associates Investment Counsel, Inc. (the “Adviser”).

Sub-Adviser: American Assets Capital Advisors, LLC (“AACA” or “Sub-Adviser”).

Sub-Adviser Portfolio Manager: The portfolio managers on the team who are jointly and primarily responsible for the day-to-day management of the Fund are Burland B. East III, CFA and Creede Murphy. Mr. East is the Chief Executive Officer and Chief Investment Officer at AACA, and Mr. Murphy is Vice President and Investment Analyst at AACA. Messrs. East and Murphy joined AACA in August 2013 and began managing the Fund in January 2020.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the Summary of Other Important Information Regarding Fund Shares section on page 73 of this prospectus.

Dunham U.S. Enhanced Market Fund

Investment Objective:

The Fund seeks to maximize long-term capital appreciation.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial intermediary and in How to Purchase Shares on page 113 of the Fund’s Prospectus and in How to Buy and Sell Shares on page 86 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price for purchases of $1 million or more)	0.75%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	1.03%	1.03%	1.03%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses:
Dividend Expense on Securities Sold Short	0.01%	0.01%	0.01%
Remaining Other Expenses	0.25%	0.25%	0.25%
Acquired Fund Fees and Expenses(2)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.55%	2.30%	1.30%

(1)	The Sub-Advisory Fee is a fulcrum fee with a base or fulcrum of 50 bps (0.50%) and can range from 0.30% to 0.70% based on the Fund’s performance relative to the S&P 500 Total Return Index, the Fund’s benchmark.

(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table may not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$724	$1,098	$1,371	$2,314
Class C	$233	$718	$1,230	$2,636
Class N	$132	$412	$713	$1,568

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 66% of the average value of its portfolio.

Principal Investment Strategies:

The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in investments that provide exposure to equity securities of U.S. companies and debt securities of the U.S. government through investments in options, futures, and U.S. Treasuries. The Fund seeks to provide upside participation in the U.S. stock market when the U.S. stock market advances and seeks to reduce declines in the Fund’s value when the stock market declines. The Fund gains equity exposure through investments in S&P 500 Index options (including FLEX Options) and futures, but does not invest directly in equity securities. The Fund also invests in U.S. Treasuries and U.S. Treasury futures to help reduce downside risk.

The Sub-Adviser periodically rebalances the asset mix between U.S. Treasuries, U.S. Treasury futures, and equity index options and futures to respond to changing market conditions and to achieve what it believes to be the optimal balance between risk and reward. When determining the allocation and when to rebalance, the Sub-Adviser takes into account, among other factors: interest rates, the Fund’s equity exposure, the percentage of the Fund invested in options, the current level of the S&P 500 Index, the implied volatility of S&P 500 Index options, bond and dividend yields, the delta of the Fund’s options positions (which is a measure of the sensitivity of the Fund’s option prices to changes in the price of the S&P 500 Index), and time to maturity of the options.

Typically, approximately up to 45% of the Fund’s assets are used to purchase long-term (typically tenors of 5 years or more) “FLEX” call options on the S&P 500 Index and S&P 500 Index futures. The Sub-Adviser may also purchase and write call and put options, and may hold futures both long and short, to make incremental adjustments to the Fund’s equity exposure. The remaining assets (approximately up to 70%) will typically be used to purchase U.S. Treasury securities and U.S. Treasury futures, targeting a net interest rate exposure (long duration from Treasuries offset by short duration from options) to potentially balance downside protection while generating positive fixed income returns, with a targeted duration range based on the Sub-Adviser’s interest rate views.

The Sub-Adviser may use U.S. Treasury futures to leverage interest rate exposure to potentially limit downside risk, and notional fixed income exposure could represent up to 150% of the Fund’s assets. U.S. Treasury futures, used to provide leverage for the fixed income portfolio, may not be fully collateralized, and may be held long or short to manage interest rate exposure.

Although the Fund uses derivative instruments based on the S&P 500 index and attempts to reduce downside risk through the use of U.S. Treasuries and U.S. Treasury futures, it is possible that these strategies may underperform the S&P 500 index in up and down markets. This means that losses for the shareholders can be worse than performance declines in the S&P 500 index.

The Fund is non-diversified.

The Fund may also engage in securities lending.

Principal Investment Risks:

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Although the Fund will strive to meet its investment objective, there is no assurance that it will do so. Many factors affect the Fund’s net asset value and performance.

Stock Market Risk – Stock markets can be volatile. In other words, the prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Fund’s investments may decline in value if the stock markets perform poorly. There is also a risk that the Fund’s investments will underperform either the securities markets generally or particular segments of the securities markets.

Asset Allocation Risk – In allocating the Fund’s assets, the Sub-Adviser may favor markets or asset classes that perform poorly relative to other markets and asset classes. The Sub-Adviser’s investment analysis, its selection of investments, and its assessment of the risk/return potential of asset classes and markets may not produce the intended results and/or can lead to an investment focus that results in the Fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the Fund invests.

Tactical Asset Allocation Risk – Tactical asset allocation is an investment strategy that actively adjusts a portfolio’s asset allocation. The Fund’s tactical asset management discipline may not work as intended. The Fund may not achieve its objective and may not perform as well as other funds using other asset management styles, including those based on fundamental analysis (a method of evaluating a security that entails attempting to measure its intrinsic value by examining related economic, financial and other factors) or strategic asset allocation (a strategy that involves periodically rebalancing the portfolio in order to maintain a long-term goal for asset allocation). The Sub-Adviser’s evaluations and assumptions in selecting investments may be incorrect in view of actual market conditions, and may result in owning securities that underperform other securities.

Derivatives Risk – Derivatives or other similar instruments (referred to collectively as “derivatives”), such as futures, forwards, options, swaps, structured securities and other instruments, are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may involve costs and risks that are different from, or possibly greater than, the costs and risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile, may correlate imperfectly with price of the applicable underlying asset, reference rate or index and may move in unexpected ways, especially in unusual market conditions, such as markets with high volatility or large market declines. Some derivatives are particularly sensitive to changes in interest rates. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivatives that involve a small initial investment relative to the risk assumed may be considered to be “leveraged,” which can magnify or otherwise increase investment losses. In addition, the use of derivatives for non-hedging purposes (that is, to seek to increase total return) is considered a speculative practice and may present an even greater risk of loss than when used for hedging purposes. Derivatives are also subject to operational and legal risks.

The performance of a derivative generally largely depends on the performance of its underlying asset, reference rate or index. If using derivative instruments is unsuccessful, performance may be worse than if no derivatives were used. When used for hedging purposes, there is a risk, especially under extreme market conditions, that a derivative may provide no such hedging benefit. Additionally, there is no guarantee that a liquid secondary market will exist for a derivative position or that a derivative position will be able to be terminated, particularly with respect to “over-the-counter” instruments (investments not traded on an exchange). If the Fund is unable to close out a position on an options or futures contract, for example, the Fund would remain subject to the risk of adverse price movements until the Fund is able to close out the position. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. Furthermore, counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities, including bankruptcy or insolvency. Options and futures contracts are also subject to the creditworthiness of clearing organizations and exchanges; futures in particular are subject to the credit risk of futures commission merchants. Derivatives can also be difficult to value, especially in declining markets.

Swap agreements may include equity, interest rate, index, total return, commodity, currency and credit default swaps. Swap agreements typically are contracts with a brokerage firm or other institutional buyer in which the parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular set dollar or currency value of predetermined investments or instruments. Currently, some, but not all, swap transactions are subject to central clearing. Non-cleared swap agreements, including credit default swaps, involve greater risks than cleared swaps, including illiquidity risk and counterparty risk. Certain non-cleared swaps are subject to margin requirements that mandate the posting and collection of minimum margin amounts, which is intended to reduce some of the risks associated with these instruments. Eventually many swaps will be centrally cleared and exchange-traded. Although central clearing is expected to decrease counterparty risk because it interposes the central clearinghouse as the counterparty in bi-laterally negotiated contracts, central clearing will not make swap transactions risk-free.

Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives, and adversely affect the value or performance or derivatives and the Fund.

FLEX Options Risk –The Fund may experience substantial downside from specific FLEX Option positions, and certain FLEX Option positions may expire worthless. In addition, the FLEX Options are subject to the following risks:

Valuation Risk – The value of the FLEX Options will be affected by, among others, changes in the value of the Index, changes in interest rates, changes in the actual and implied volatility of the Index and the remaining time until the FLEX Options expire. The value of the FLEX Options does not increase or decrease at the same rate as the level of the Index (although they generally move in the same direction).

Liquidity Risk – In the event that trading in the FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. There is no guarantee that a liquid secondary trading market will exist for the FLEX Options.

Counterparty Risk – Counterparty risk is the risk an issuer, guarantor or counterparty of a security in the Fund is unable or unwilling to meet its obligation on the security. The Fund will utilize FLEX Options issued and guaranteed for settlement by the Options Clearing Corporation (the “OCC”). Although guaranteed for settlement by the OCC, FLEX Options are still subject to counterparty risk with the OCC and may be less liquid than more traditional standardized exchange-traded options.

Correlation Risk – The FLEX Options held by the Fund will be exercisable at the strike price only on their expiration date. Prior to the expiration date, the value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods, consistent with the Fund’s valuation policy. Because a component of the FLEX Option’s value will be affected by, among other things, changes in the value of the Index, changes in interest rates, changes in the actual and implied volatility of the Index and the remaining time until the FLEX Options expire, the value of the Fund’s FLEX Options positions is not anticipated to increase or decrease at the same rate as the Index, and it is possible they may move in different directions, and as a result, the Fund’s NAV may not increase or decrease at the same rate as the Index. Similarly, the components of the option’s value are anticipated to impact the effect of the Buffer on the Fund’s NAV, which may not be in full effect prior to the end of the Outcome Period. The Fund’s strategy is designed to produce the Outcomes upon the expiration of the FLEX Options on the last business day of the Outcome Period, and it should not be expected that the Outcomes will be provided at any point other than the end of the Outcome Period.

Upside Participation Risk/Downside Loss Risk – There can be no guarantee that the Fund will be successful in its strategy to provide shareholders with a total return that matches the increase of the underlying index over a given period. In the event an investor purchases shares of the Fund after securities transactions were entered into or does not stay invested in the Fund for the long term or a full-market cycle, the returns realized by the investor may not match those that the Fund seeks to achieve.

In addition, there can be no guarantee that the Fund will be successful in its strategy to provide protection against underlying index losses. The Fund’s strategy seeks to deliver returns that participate in the returns of the underlying index while limiting downside losses, if shares are held over long periods of time. The Fund does not provide principal protection or non-principal protection, and an investor may experience significant losses on its investment, including the loss of its entire investment.

Options Risk – The Fund may use options to enhance return and or mitigate risk. However, options can fall rapidly in response to developments in specific companies or industries and the Fund’s investments may be negatively impacted by unexpected market conditions.

Changing Fixed Income Market Conditions Risk – During periods of sustained rising rates, fixed income risks will be amplified. If the U.S. Federal Reserve’s Federal Open Market Committee (“FOMC”) raises the federal funds interest rate target, interest rates across the U.S. financial system may rise. However, the magnitude of rate changes across maturities and borrower sectors is uncertain.

Rising rates tend to decrease liquidity, increase trading costs, and increase volatility, all of which make portfolio management more difficult and costly to the Fund and its shareholders. Additionally, default risk increases when issuers borrow at higher rates. Prolonged declines in the Fund’s share price may lead to increased redemption requests by shareholders. To meet redemption requests, the Fund may have to sell securities in times of overall market turmoil, lower liquidity and declining prices. Generally, each of these changing market conditions risks may cause the Fund’s share price to fluctuate or decline more than other types of investments.

Interest Rate Risk – Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security may fall when interest rates rise. Securities with longer maturities may be more sensitive to interest rate changes. Certain corporate bonds and mortgage-backed securities may be significantly affected by changes in interest rates. Some mortgage-backed securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their value highly volatile. Because zero coupon securities do not make interest payments, they are considered more volatile than bonds making periodic payments. When interest rates rise, zero coupon securities fall more sharply than interest paying bonds. However, zero coupon securities rise more rapidly in value when interest rates drop.

Leveraging Risk – The Fund’s use of leverage through futures, options will magnify the Fund’s gains or losses. Futures require relatively small cash investment to control large amounts of derivatives, which magnifies gains and losses to the Fund. Leveraging the Fund creates an opportunity for increased returns but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of the Fund’s shares and in the yield on the Fund’s portfolio.

Non-Diversification Risk – A Fund that is a non-diversified investment company means that more of the Fund’s assets may be invested in the securities of a single issuer than a diversified investment company. This may make the value of the Fund’s shares more susceptible to certain risk than shares of a diversified investment company. As a non-diversified fund, the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

Management Risk – Each Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser’s judgments about the attractiveness and potential appreciation of a security, whether selected under a “value”, “growth” or other investment style, may prove to be inaccurate and may not produce the desired results. The Adviser and Sub-Adviser will apply its investment techniques and risk analyses in making investment decisions for the Funds, but there is no guarantee that its decisions will produce the intended result. The successful use of hedging and risk management techniques may be adversely affected by imperfect correlation between movements in the price of the hedging vehicles and the securities being hedged.

Limited History of Operations Risk – The Fund is a new mutual fund and has a limited history of operations for investors to evaluate.

Portfolio Turnover Risk – The frequency of a Fund’s transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund’s performance.

U.S. Government Securities Risk – Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities and backed by the full faith and credit of the United States only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase, and in fact, the market values of such obligations may fluctuate. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States; some are the obligation solely of the entity through which they are issued. There is no guarantee that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Natural Disaster / Endemic Risk – Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the novel coronavirus (COVID -19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.

Securities Lending Risk – Portfolio securities may be loaned to brokers, dealers and financial institutions to realize additional income. A risk of lending portfolio securities, as with other extensions of credit, is the possible loss of rights in the collateral should the borrower fail financially. The Fund might not be able to recover the securities or their value. In determining whether to lend securities, the Adviser or its agent, will consider all relevant facts and circumstances, including the creditworthiness of the borrower.

Performance:

The following bar chart and table below provide some indication of the risks of investing in the Fund by showing the performance of Class N Shares of the Fund for the past year and by showing how the Fund’s Class A, Class C and Class N average annual returns compare with those of a broad measure of market performance. The Class A sales charge is reflected in the average annual total return table. Past performance (before and after taxes) does not necessarily indicate how a Fund will perform in the future. Updated performance information is available at no cost by visiting www.dunham.com or by calling toll free (888) 3DUNHAM (338-6426).

Class N Shares Annual Total Return for Years Ended December 31

During the periods shown in the bar chart, the highest return for a quarter was 11.54% (quarter ended March 31, 2024) and the lowest return for a quarter was 1.29% (quarter ended December 31, 2024).

Dunham U.S. Enhanced Market Fund

AVERAGE ANNUAL TOTAL RETURN

For the periods ended December 31, 2024	1 Year	Since Inception*
Class N Shares
return before taxes	25.57%	23.94%
return after taxes on distributions	14.89%	17.18%
return after taxes on distributions and sale of Fund shares	18.70%	16.92%
Class C Shares
return before taxes	24.34%	22.77%
Class A Shares
return before taxes	19.67%	20.30%
S&P 500 Total Return Index (reflects no deduction for fees, expenses, or taxes)	25.02%	24.77%
Morningstar Moderately Conservative Allocation Category (return before taxes)**	7.88%	8.54%

*	The Dunham U.S. Enhanced Market Fund commenced operations on May 1, 2023

**	The Morningstar Moderately Conservative Allocation Category is generally comprised of funds and ETFs that invest in stocks, bonds, and cash to provide growth and income. These funds typically have 30–50% of their assets in equities.

After-tax returns are estimated and are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment, because such accounts are only subject to taxes upon distribution. After tax returns for Class C and Class A shares, which are not shown, will vary from those of Class N shares.

Investment Adviser: Dunham & Associates Investment Counsel, Inc. (the “Adviser”).

Sub-Adviser: PGIM Quantitative Solutions LLC (“PQS” or “Sub-Adviser”).

Sub-Adviser Portfolio Manager: Devang Gambhirwala, Marcus M. Perl, and Edward J. Tostanoski III, CFA, have primary responsibility for the day-to-day management of the Fund since its inception. Mr. Gambhirwala, Principal and Portfolio Manager, joined PQS in 1986; Mr. Perl, Principal and Portfolio Manager, joined PQS in 2000; and Mr. Tostanoski, Principal and Portfolio Manager, joined PQS in 2018.

Other Important Information Regarding Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the Summary of Other Important Information Regarding Fund Shares section on page 73 of this prospectus.

SUMMARY OF OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

Purchase and Sale of Fund Shares

You may purchase and redeem shares of a Fund on any day that the New York Stock Exchange is open for trading. For Class A shares and Class C shares, the initial minimum investment amount in a Fund for regular accounts is $5,000, and for tax-deferred accounts and certain tax efficient accounts is $2,000. The minimum subsequent investment is $100. For Class N shares, the minimum initial investment per Fund is $100,000 for taxable accounts and $50,000 for tax-deferred accounts. There is no minimum subsequent investment amount for Class N shares.

Purchases and redemptions may be made by mailing an application or redemption request to the addresses indicated below, by calling toll free (888) 3DUNHAM (338-6426) or by visiting the Fund’s website www.dunham.com. You also may purchase and redeem shares through a financial intermediary.

via Regular Mail	via Overnight Mail
Dunham Funds	Dunham Funds
c/o Gemini Fund Services, LLC	c/o Gemini Fund Services, LLC
P.O. Box 46707	225 Pictoria Dr, Suite 450
Cincinnati, OH 45246	Cincinnati, OH 45246

Tax Information

Dividends and capital gain distributions you receive from a Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Financial Intermediary Compensation

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVES

Fund	Investment Objective(s)
Dunham Corporate/Government Bond Fund	The Fund seeks to provide current income and capital appreciation.
Dunham Floating Rate Bond Fund	The Fund seeks to provide a high level of current income, with capital appreciation as a secondary goal.
Dunham High-Yield Bond Fund	The Fund seeks to provide a high level of current income, with capital appreciation as a secondary goal.
Dunham International Opportunity Bond Fund	The Fund seeks to provide a high level of current income, with capital appreciation as a secondary goal.
Dunham Large Cap Value Fund	The Fund seeks to maximize total return from capital appreciation and dividends.
Dunham Small Cap Value Fund	The Fund seeks to maximize total return from capital appreciation and income.
Dunham Focused Large Cap Growth Fund	The Fund seeks to maximize capital appreciation.
Dunham Small Cap Growth Fund	The Fund seeks to maximize capital appreciation.
Dunham Emerging Markets Stock Fund	The Fund seeks to maximize capital appreciation.
Dunham International Stock Fund	The Fund seeks to maximize total return from capital appreciation and dividends.
Dunham Dynamic Macro Fund	The Fund seeks to maximize total returns from capital appreciation and dividends, with capital preservation during market downturns as a secondary goal.
Dunham Long/Short Credit Fund	The Fund seeks to maximize total return under varying market conditions through both current income and capital appreciation.
Dunham Monthly Distribution Fund	The Fund seeks to provide positive returns in rising and falling market environments.
Dunham Real Estate Stock Fund	The Fund seeks to maximize total return from capital appreciation and dividends. A secondary investment objective of the Fund is to exceed, over the long-term, the total return available from direct ownership of real estate with less risk than direct ownership.
Dunham U.S. Enhanced Market Fund	The Fund seeks to maximize long-term capital appreciation.

Each Fund’s investment objective(s) is/are a non-fundamental policy and may be changed upon 60 days written notice to shareholders.

PRINCIPAL INVESTMENT STRATEGIES

Each Fund (except Dunham Monthly Distribution Fund and Dunham Dynamic Macro Fund) has adopted a policy to invest at least 80% of its assets in a particular type of security. Each Fund may change its 80% policy upon 60 days written notice to shareholders.

Dunham Corporate/Government Bond Fund

The Fund’s Sub-Adviser seeks to achieve the Fund’s investment objectives by investing primarily in corporate and government bonds using the Sub-Adviser’s active management techniques including sector analysis and allocation through active sector rotation, issuer selection and opportunistic trading. Under normal market conditions, the Fund invests at least 80% of its assets in corporate bonds of issuers from any country and in government bonds. The Fund defines corporate bonds to include: (1) debt securities issued by a corporation (or equivalent entity), (2) non-government mortgage-backed securities and collateralized mortgage obligations (MBS), (3) asset-backed securities (ABS) and (4) index-linked bonds. The Fund defines government bonds to include: (1) any United States government issued or guaranteed MBS (Gov-MBS) and debt securities issued by the United States’ Treasury, any agency or instrumentality of the United States; (2) any multi-governmental entity of which the United States is a member; and (3) any state or other political subdivision within the United States or its territories. In general, the Sub-Adviser buys securities that its active management techniques identify as undervalued and sells them when more compelling investments are available. The Fund’s Sub-Adviser may engage in active and frequent trading of the Fund’s portfolio securities to achieve the Fund’s investment objectives.

The Fund may invest up to 40% of its assets in higher-yielding, higher-risk corporate and government bonds, including high-yield bank loans — also known as “high-yield” or “junk” bonds — with medium to low credit quality ratings. High-yield bonds and bank loans are rated BB+ or lower by S&P or comparably rated by another nationally recognized statistical rating organization (NRSRO), or if unrated determined by the Sub-Adviser to be of comparable quality. However, the Fund intends to maintain an average portfolio credit quality of investment grade. The bonds in the Fund’s portfolio can be of any maturity.

The Fund may invest up to 15% of its assets in derivative instruments, such as swaps (including credit default swap indices and single name credit default swaps), and forward and futures contracts, including interest rate futures. Derivatives may be used for investment purposes and/or to manage risks. The Fund also may hold foreign exchange derivatives (including currency forwards of both developed and emerging market countries). These instruments may be used to reduce foreign currency risk and/or to enhance returns.

The Fund may also engage in securities lending.

Dunham Floating Rate Bond Fund

The Fund’s Sub-Adviser seeks to achieve the Fund’s investment objectives by investing, under normal market conditions, at least 80% of the Fund’s assets (defined as net assets plus borrowings for investment purposes) in bonds. The Fund defines “bonds” as floating rate loans and other floating rate debt securities, including collateralized loan obligations (“CLO”s).

Floating rate loans generally represent amounts borrowed by corporations and other entities from banks and other institutional lenders. The Fund generally invests in loans that are rated below investment-grade (BB and lower, or an equivalent rating) or are not rated by a nationally recognized statistical rating organization (NRSRO), also known as “leveraged”, “high-yield” or “junk” loans. The loans in which the Fund will primarily invest are senior secured obligations of their borrowers and are typically secured by some or all of borrowers’ assets. Floating rate loans have interest rates that reset periodically (typically quarterly or monthly) and typically have tenors of eight years or less. The interest rates on floating rate loans may be based on a percentage above SOFR (Secured Overnight Financing Rate), a U.S. bank’s prime or base rate, the overnight federal funds rate, or another rate.

A CLO is a portfolio of leveraged loans and/or high-yield bonds that are securitized and managed as a fund. The assets are typically senior secured loans, which benefit from priority of payment over other claimants in the event of an insolvency. Each CLO is structured as a series of tranches that are interest-

paying bonds. The Fund generally invests in CLOs that are rated below investment-grade (BB and lower, or an equivalent rating). CLOs have interest rates that reset periodically (typically quarterly or monthly). The interest rates on floating rate loans may be based on a percentage above SOFR (Secured Overnight Financing Rate).

Additionally, the Fund will invest up to 20% of total assets in fixed-rate corporate bonds of any maturity generally rated below investment-grade (BB and lower, or an equivalent rating) or are not rated by a nationally recognized statistical rating organization (NRSRO), also known as “high-yield” or “junk” loans. These securities may be issued in reliance on Rule 144A under the Securities Act of 1933, and subject to restriction on resale.

The Fund’s Sub-Adviser selects investments and seeks to reduce risk through portfolio diversification, credit analysis and attention to current developments in economic conditions. In general, the Sub-Adviser typically buys securities that provide high current income that it believes possess attractive risk/reward characteristics. The Sub-Adviser measures a security’s risk/reward ratio by its yield and expected probability of default when compared to a peer group of securities with similar credit risk. The Sub-Adviser typically will sell securities when, in the Sub-Adviser’s view, they no longer meet the buy criteria and when an issuer’s credit fundamentals deteriorate.

The Fund may also engage in securities lending.

Dunham High-Yield Bond Fund

The Fund’s Sub-Adviser seeks to achieve the Fund’s investment objectives by investing primarily in lower-rated (generally rated BB and B), and unrated, higher-risk corporate bonds of any maturity. Under normal market conditions, the Fund invests at least 80% of its assets (defined as net assets plus any borrowing for investment purposes) in debt securities and convertible securities rated below investment grade (rated BB+ or lower) by S&P or comparably rated by another nationally recognized statistical rating organization (NRSRO), also known as “high-yield” or “junk” bonds, and in unrated debt securities determined by the Sub-Adviser to be of comparable quality. These securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality fixed-income securities. The Fund’s Sub-Adviser selects investments and attempts to reduce risk through portfolio diversification, credit analysis and attention to current developments in economic conditions. In general, the Sub-Adviser buys high-yield securities that provide high current income that it believes possess attractive risk/reward characteristics. The Sub-Adviser measures a security’s risk/reward ratio by its yield and expected probability of default when compared to a peer group of securities with similar credit risk. It sells securities when they no longer meet the buy criteria and when an issuer’s credit fundamentals deteriorate.

The Sub-Adviser conducts fundamental, bottom-up research on the universe of high-yield companies. The Sub-Adviser seeks to preserve principal, while providing a high level of current income.

The Sub-Adviser also seeks undervalued high-yield bonds for potential gains based on capital appreciation. The Sub-Adviser attempts to preserve capital by limiting downside risk through the detection of significant negative changes in the future operating cash flow levels of issuers before such risk is fully reflected in the price of securities.

The Fund may also engage in securities lending.

Dunham International Opportunity Bond Fund

The Fund’s Sub-Adviser seeks to achieve the Fund’s investment objectives by investing, under normal market conditions, at least 80% of the Fund’s assets (defined as net assets plus borrowings for investment purposes) in bonds. The Fund defines “bonds” as bonds, adjustable rate securities, derivatives and other instruments with similar economic exposures (including interest rate futures, interest rate swaps, inflation swaps, credit default swaps, forward contracts on foreign exchanges, forward mortgage-backed securities trades and repurchase agreements) of foreign government and corporate issuers. The Fund primarily invests in issuers outside the United States.

The Fund invests in debt securities of issuers in both developed and emerging markets. The Fund may buy securities issued by companies of any size or market capitalization and it can invest in debt securities having short, intermediate or long maturities. The Fund does not limit its investments to a particular credit quality or rating category and can invest without limit in securities rated below investment grade (known as “high-yield” or “junk” bonds) by a nationally recognized statistical rating organization (NRSRO) or in unrated securities.

The Fund may also use derivatives to seek increased returns or to try to manage investment risks, including but not limited to options, forward contracts, futures contracts, swaps (including interest rate swaps, inflation swaps and credit default swaps), and structured notes. The Sub-Adviser may manage foreign currency exposure, both to reduce risk and to seek to enhance returns. To do so, the Fund may invest in foreign exchange derivatives, including forwards and options related to foreign currencies, including currencies of both developed and emerging market countries.

The Fund’s Sub-Adviser constructs portfolios through a combination of bottom-up security selection and top-down asset allocation, thereby accounting for security specific risk and broad market and asset class volatility. The Sub-Adviser’s opportunity set encompasses a Non-U.S issuer universe of global credit markets including Pan European High Yield, Emerging Markets Sovereign Debt, Developed Markets Investment Grade Corporate Debt, Developed Markets Government Debt, and Emerging Markets Corporate Debt. Generally, individual opportunities are identified through a rigorous fundamental credit analysis process applied across global markets and across the capital structure of issuers. The Sub-Adviser also evaluates each security on a relative value basis to other potential investments. The Sub-Adviser manages broad volatility risks through setting total risk levels and asset class exposures. The Sub-Adviser evaluates each potential investment to determine its contribution to overall portfolio risk. It generally sells securities when full valuation is reached, when a security comes up materially short versus expected results, or if alternative investments have been identified as offering better value. Investment exposures typically focus on the higher yielding spread markets, however the strategy retains the flexibility to take a more defensive position as deemed appropriate.

The Fund may also engage in securities lending.

Dunham Large Cap Value Fund

The Fund’s Sub-Adviser seeks to achieve the Fund’s investment objective by investing primarily in value-oriented, large capitalization or “large cap” common stocks of companies traded on U.S. stock exchanges or in the over-the-counter market. Under normal market conditions, the Fund invests at least 80% of its assets (defined as net assets plus borrowing for investment purposes) in the common stock of large cap companies. The Fund defines large capitalization companies as those companies whose market capitalizations are equal to or greater than the smallest company in the Russell 1000® Index during the most recent 12-month period. For the most recent annual reconstitution published as of June 2024, the market capitalization range of companies in the Russell 1000® Index was approximately $480 million to $3.8 trillion, which range will vary daily. The Sub-Adviser focuses on large capitalization value stocks it believes are statistically undervalued while exhibiting attractive earnings dynamics. In general, the Sub-Adviser buys securities that it believes are undervalued and sells them when they become fully valued or more compelling investments are available.

The Sub-Adviser seeks to achieve superior results through successful stock selection and effective management of risk through diversification across multiple economic sectors and major industries. The Sub-Adviser screens each industry using a combination of fundamental, technical, and risk assessment models. The Sub-Adviser focuses on investments that generally provide income and also have the potential for long-term capital appreciation.

The Fund may also engage in securities lending.

Dunham Small Cap Value Fund

The Fund’s Sub-Adviser seeks to achieve the Fund’s investment objective by investing primarily in domestic, value-oriented, small-capitalization or “small cap” equity securities (common stock) of companies traded on U.S. stock exchanges or in the over-the-counter market. The Fund normally invests at least 80% of its assets in small cap companies. The Fund defines small capitalization companies as those companies whose market capitalizations are equal to or less than the largest company in the Russell 2000® Index during the most recent 12-month period. For the most recent annual reconstitution published as of June 2024, the maximum market capitalization of companies in the Russell 2000® Index was approximately $10.9 billion. The Sub-Adviser uses a value approach to select the Fund’s investments. Using this investment style, the Adviser seeks securities selling at substantial discounts to their underlying values and then holds these securities until the market values reflect what the Sub-Adviser believes to be their intrinsic values.

The Sub-Adviser employs a bottom-up strategy, focusing on undervalued industries that the Sub-Adviser believes are experiencing positive change. The Sub-Adviser then uses both qualitative and quantitative methods to assess a security’s potential value. The Sub-Adviser seeks to identify companies with increasing returns on capital in their core businesses which are selling at attractive valuations.

The Sub-Adviser will sell a stock when it no longer meets one or more investment criteria, either through obtaining target value or due to an adverse change in fundamentals or business momentum. Each holding has a target valuation established at purchase, which the Sub-Adviser constantly monitors and adjusts as appropriate.

The Fund may also engage in securities lending.

Dunham Focused Large Cap Growth Fund

The Fund’s Sub-Adviser seeks to achieve the Fund’s investment objective by investing primarily in domestic and foreign growth-oriented, large capitalization or “large cap” equity securities (common stock and securities convertible into common stocks) of companies traded on U.S. stock exchanges or in the over-the-counter market. Under normal market conditions, the Fund invests at least 80% of its assets (defined as net assets plus borrowing for investment purposes) in the common stock of large cap companies. The Fund defines large capitalization companies as those companies whose market capitalizations are equal to or greater than the smallest company in the Russell 1000® Index during the most recent 12-month period. For the most recent annual reconstitution published as of June 2024, the market capitalization range of companies in the Russell 1000® Index was approximately $480 million to $3.8 trillion, which range will vary daily. Shareholders will be provided 60 days prior notice of any change to this policy. The Fund is considered a focused fund as it generally limits the number of holdings in the portfolio to 35 stocks. The Sub-Adviser’s investment philosophy focuses on the analysis of the company’s financial statements, the company’s business model, the company’s perceived advantages over its competitors, and the attractiveness, size and growth rate of each company’s market where it competes. The Sub-Adviser considers a company that is increasing revenues and cash flow to be a “growth” company. The Sub-Adviser further analyzes each company’s management track record and continuity in conjunction with an in-depth analysis and evaluation of its financial statements. In general, the Sub-Adviser buys securities when the company is demonstrating above average growth in revenues and cash flow and it believes the security is reasonably priced relative to its expected rate of growth. The Sub-Adviser may choose to sell a security when it believes the company may have deteriorating growth prospects as measured by slowing revenue growth or slowing cash flow growth or when the Sub-Adviser wishes to take advantage of what it believes to be a better investment opportunity.

Under general supervision of the Fund’s Adviser, the Sub-Adviser primarily seeks to own companies that are generally characterized by strong company financials, significant advantages over its competitors, a large and rapidly growing market where it competes, and a management team focused on creating shareholder value.

The Fund may also engage in securities lending.

Dunham Small Cap Growth Fund

The Fund’s Sub-Adviser seeks to achieve the Fund’s investment objective by investing primarily in domestic growth-oriented, small-capitalization or “small-cap” common stocks of companies traded on U.S. stock exchanges or in the over-the-counter market using its proprietary stock selection process. Under normal market conditions, the Fund invests at least 80% of its assets (defined as net assets plus borrowing for investment purposes) in small cap companies. The Fund defines small capitalization companies as those companies whose market capitalizations are equal to or less than the largest company in the Russell 2000® Index during the most recent 12-month period. For the most recent annual reconstitution published as of June 2024, the maximum market capitalization of companies in the Russell 2000® Index was approximately $10.9 billion, which will vary daily. The Sub-Adviser attempts to invest in companies trading at a discount to their growth rate. In general, the Sub-Adviser buys securities of companies that it identifies as having a product or service with a superior value proposition coupled with a positive business outlook when it believes shares in those companies are attractively priced. The Sub-Adviser sells securities to limit overconcentration in individual stocks, to take advantage of attractive price level valuations and to remove those companies with eroding or less attractive value propositions. The Fund’s Sub-Adviser may engage in active and frequent trading of the Fund’s portfolio securities to achieve the Fund’s investment objectives.

Under general supervision of the adviser, the Sub-Adviser primarily seeks companies that are generally characterized by strong company financials, barriers to entry (i.e., tough or expensive for competition to enter the marketplace), and focused management. The Sub-Adviser attempts to invest in these companies at a discount to their growth rate.

The Fund may also engage in securities lending.

Dunham Emerging Markets Stock Fund

The Fund’s Sub-Adviser seeks to achieve the Fund’s investment objective by investing primarily in emerging market equity securities traded on foreign stock exchanges. Under normal market conditions, the Fund invests at least 80% of its assets (defined as net assets plus borrowing for investment purposes) in stock of companies that are organized in or maintain at least 50% of their assets in, or that derive at least 50% of their revenues from, emerging market countries. The Fund defines equity securities to include: common stocks, preferred stocks (either convertible or non-convertible), rights, warrants, direct equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises, convertible debt instruments and special classes of shares available only to foreigners in markets that restrict ownership of certain shares or classes to their own nationals or residents. The Fund defines an emerging market country as any country included in the MSCI Emerging Markets Index. Emerging market countries typically are located in the Asia-Pacific region, Eastern Europe, the Middle East, Central and South America, and Africa.

The Sub-Adviser’s disciplined investment process seeks to capture returns from identifying the inefficiencies from markets failing to price in the impact of economic liquidity (especially monetary conditions), the under-appreciated impact of structural change, and the underpricing of sustainable competitive advantage in companies. Therefore, the Sub-Adviser generally buys stocks of companies in countries that exhibit these traits and are generating high and improving Returns on Invested Capital and generally sells stocks of companies that are less attractive regarding the aforementioned metrics.

The percentage of the Fund’s portfolio invested in each such security type is unlimited. Holdings may include issues denominated in currencies of emerging countries, investment companies (like country funds) that invest in emerging countries, and in American Depositary Receipts (ADRs), American Depositary Shares (ADSs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) representing emerging markets securities.

The Fund may also engage in securities lending.

Dunham International Stock Fund

The Fund’s Sub-Adviser seeks to achieve the Fund’s investment objective by investing in equities (common and preferred stock and depositary receipts for common and preferred stock) of international corporations traded on stock exchanges around the world, alternative trading venues or in the over-the-counter market. Under normal market conditions, the Fund invests at least 80% of its assets (defined as net assets plus borrowing for investment purposes) in stock of non-U.S. companies in at least three foreign countries, which may include companies located or operating in established or emerging market countries. The Fund defines a non-U.S. company as one that is domiciled, has its principal place of business, derives at least 50% of its revenue or profits, or has at least 50% of its assets outside the U.S. The primary regions of investment are Western Europe, the United Kingdom, Japan, Canada, Australia and Asia. In general, the Sub-Adviser buys securities that it believes will improve the portfolio’s risk-adjusted benchmark-relative expected returns, as indicated by its proprietary econometric models and optimization process. The Sub-Adviser sells securities when opportunities arise that offer a more attractive risk-adjusted expected return profile. The Fund’s Sub-Adviser may engage in active and frequent trading of the Fund’s portfolio securities to achieve the Fund’s investment objectives.

The Sub-Adviser believes the key to generating alpha involves evaluating securities on an integrated basis taking into consideration direct effects (stock level characteristics) and indirect, or spillover, effects (country, sector, related companies, etc.).

Measuring and including indirect effects and the influence of related securities can have meaningful implications in evaluating (or forecasting) the security in question. In many cases, the information and signals from groups of related securities are less crowded and more influential than are the direct effects of that stock.

The components of our model are based on the experiences and insights of our investment committee. We use a quantitative process to forecast equity returns in excess of the broad market. This integrated and dynamic model measures a stock’s expected excess return by including the following influences:

●	Direct Effects: characteristics of the company itself; and

●	Indirect Effects: characteristics of:

○	other companies that are related, according to our proprietary linkages model, to the company in question;

○	companies that are linked by virtue of common country and sector affiliation (called country/sector baskets);

○	companies that are linked by virtue of common country affiliation; and

○	companies that are linked by virtue of common global sector affiliation.

Specific investment signals can be generally categorized by having behavioral underpinnings, informational underpinnings, or both. Because each signal serves as a complement to the others, we are able to create an integrated, diversified forecast for each stock. Furthermore, by exploiting multiple sources of alpha, we are able to maximize the likelihood of outperforming in a broad range of market environments.

The Fund may also engage in securities lending.

Dunham Dynamic Macro Fund

The Fund’s Sub-Adviser’s macro asset allocation strategy is based primarily on the active management of the fund’s exposure to market risk in different asset classes and seeks to take advantage of opportunities arising from the variability of risk premia over time. The Fund’s Sub-Adviser seeks to achieve the total return component of the Fund’s investment objective by using a dynamic macro asset allocation strategy. The Fund may invest in or seek exposure to a wide range of asset classes including, without limitation, (i) equity (of any market capitalization), (ii) fixed-income (including all grades and maturities of domestic and foreign credit (including emerging markets) (iii) commodities, (iv) real estate investment trusts (“REITs”) and (v) currencies. The Sub-Adviser’s strategy seeks long and short exposure in these various asset classes and currencies.

The Fund may take long positions indirectly through exchange-traded funds (“ETFs”), exchange-traded notes (“ETNs”) and derivative instruments such as, but not limited to, commodity linked notes, futures, swaps, options and currency forward contracts. The Fund may take short positions indirectly through ETFs or ETNs, and derivative instruments (listed above) that are intended to provide inverse exposure to a particular asset class or currency. Long positions and short positions may be intended to enhance expected return, reduce expected risk or both. The Sub-Adviser expects the Fund’s net long exposure to typically be between 75% and 125%, but it may range from 0% to 200%. The Fund’s net exposure in equity is between -100% and 100%, in bonds between -100% and 200%, and in commodities between - 50 and 75%.

Futures are typically based on, though are not limited to, equity indexes, government bonds, commodities and currencies. Swaps are typically related to – without limitations commodities and commodity indexes. Options would typically be on, though are not limited to, equity indexes, equity index futures, government bonds, government bond futures and currencies.

The Fund has no geographic or other limits on the allocation of its assets among asset classes. The Sub-Adviser seeks to achieve the capital preservation component of the Fund’s investment objective during down markets through broad diversification across different asset classes in combination with dynamic management of risk premia and dynamic risk management including (1) shifting allocation between asset classes, (2) short positions on equities, (3) allocation to government bonds and (4) allocation to cash equivalents.

Risk premia (i.e., excess returns above the risk-free rate) represent the long-term compensation of an investor for the assumption of market risk in different asset classes. The Sub-Adviser’s goal is to identify when risk premia are particularly attractive, actively shift between asset classes, between long or short positions, as well as allocations to cash.

The Sub-Adviser generally purchases a security when its model identifies that its risk-reward profile is relatively more attractive than other opportunities. The Sub-Adviser generally sells a security when its model identifies that the relative attractiveness deteriorates or risk associated with the security increases significantly. In addition, the Sub-Adviser may sell a security if better investment opportunities emerge elsewhere.

The Fund may also engage in securities lending.

Dunham Long/Short Credit Fund

The Fund has adopted a policy to invest at least 80% of its assets in a particular type of security. The Fund may change its 80% policy upon 60 days written notice to shareholders.

The Fund’s Sub-Adviser seeks to achieve the Fund’s investment objective by investing normally at least 80% of its assets (defined as net assets plus borrowing for investment purposes) in various credit-related instruments. Credit-related instruments include, but are not limited to, U.S. Government and agency securities, foreign government and supranational debt securities, corporate bonds, emerging market debt securities, preferred securities, structured products, senior secured floating rate and fixed rate loans or debt, second lien or other subordinated or unsecured floating rate and fixed rate loans or debt, and derivatives with similar economic characteristics. The Fund may invest in credit-related instruments rated below investment grade, which are commonly referred to as “junk bonds.”

The Fund may invest up to 20% of its total assets in equity instruments, including common stock, and other instruments whose price is linked to the value of common stock. The Fund may hold long or short positions in equity instruments, and may invest in equity instruments of issuers of any market capitalization.

The Fund may also gain both long and short exposure to credit-related instruments by entering into a series of purchase and sale contracts or by investing in, among other instruments, swaps, including total return, credit default, and index swaps; options; forward contracts and; futures contracts that provide long or short exposure to other credit obligations; and other similar transactions.

The Fund may engage in short sales for hedging purposes or to enhance total return. The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

When selecting individual securities, the Sub-Adviser focuses on supply/demand factors, historical value trends, and new issue opportunities combined with company-specific research, industry analysis, and its view on overall credit trends. The Sub-Adviser incorporates its quantitative and qualitative analysis to determine the optimal security to purchase in the company’s capital structure as well as to determine the desired allocation to each security or derivative. The Sub-Adviser utilizes short positions and derivatives to manage various risk exposures, including interest rate risk and credit risk.

The Fund may also engage in securities lending.

Dunham Monthly Distribution Fund

The Sub-Adviser seeks to achieve attractive absolute returns by utilizing an event driven strategy across a diversified set of equities while actively managing risk to preserve capital, minimize volatility, and maintain liquidity. The Sub-Adviser generally seeks to accomplish this objective by investing in equities (including common stock, initial public offerings (“IPOs”) and other new issues) and equity-related securities (including preferred stock, options, swaps, forwards and warrants) across a diversified range of industries. The Fund may also invest in foreign issuers through American Depositary Receipts and in cash and cash equivalents.

The Sub-Adviser invests in companies undergoing significant corporate events such as mergers and/or acquisitions (“M&A”), tender offers, Dutch auctions, recapitalizations, restructuring and divestitures. The majority of investments are expected to be connected to agreed-to merger and acquisition deals; however, the Fund may also pursue investment opportunities in a range of other event-driven situations including, without limitation, corporate buy-ins; hostile mergers; pre-bid acquisitions; corporate spin-offs; likely transactions; restructurings; and corporate litigation and regulatory events.

The Sub-Adviser uses a probability assessment framework to consider and select event-driven investments. Investments are assessed across a number of dimensions, which may include strategic rationale, valuation, antitrust/regulatory issues, political, financing, contractual terms, company and/or industry stability, transaction type, acquirer issues and timing certainty.

The number of positions and their size will depend on each position’s estimated risk adjusted expected return, and the nature of the event (e.g., the number of announced M&A deals, the size and breadth of an index reweight). The overall allocation of the event driven portfolio will also be a function of the opportunity set for the strategy.

The Fund may also engage in securities lending.

Distribution Policy and Goals:

The Fund’s distribution policy is to make twelve monthly distributions to shareholders. The level of monthly distributions (including any return of capital) is not fixed but is expected to be at or near the level of the prime interest rate (“Prime Rate”). The Federal Reserve defines the Prime Rate as one of several base rates used by banks to price short-term business loans. Past distributions are not necessarily an indication of how the Fund may make distributions in the future. Additionally, the Fund’s distribution policy is not designed to generate, and is not expected to result in, distributions that equal a fixed percentage of the Fund’s current net asset value per share.

The Fund generally distributes to shareholders substantially all of its net income (for example, interest and dividends) as well as substantially all of its net capital gains (that is, long-term capital gains from the sale of portfolio securities and short-term capital gains from both the sale of portfolio securities and option premium earned). In addition, pursuant to its distribution policy, the Fund may make distributions that are treated as a return of capital. Return of capital is the portion of a distribution that is the return of your original investment dollars in the Fund. A return of capital is not taxable to a shareholder unless it exceeds a shareholder’s tax basis in the shares.

Returns of capital reduce a shareholder’s tax cost (or “tax basis”). Once a shareholder’s tax basis is reduced to zero, any further return of capital would be taxable. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital (i.e. from your original investment). Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. As required under the 1940 Act, the Fund will provide a notice to shareholders at the time of distribution when such distribution does not consist solely of net income. Additionally, each distribution payment will be accompanied by a written statement which discloses the source or sources of each distribution. The IRS requires you to report these amounts, excluding returns of capital, on your income tax return for the year declared. The Fund will provide disclosures, with each monthly distribution, that estimate the percentages of the current and year-to-date distributions that represent (1) net investment income, (2) capital gains and (3) return of capital. At the end of the year, the Fund may be required under applicable law to re-characterize distributions made previously during that year among (1) ordinary income, (2) capital gains and (3) return of capital for tax purposes. An additional distribution may be made in December, and other additional distributions may be made with respect to a particular fiscal year in order to comply with applicable law. Distributions declared in December, if paid to shareholders by the end of January, are treated for federal income tax purposes as if received in December.

Dunham Real Estate Stock Fund

The Fund’s Sub-Adviser seeks to achieve the Fund’s investment objectives by investing primarily in income-producing equity securities (including real estate investment trusts (“REITs”)) of real estate companies. The Fund normally invests at least 80% of its assets (defined as net assets plus borrowing for investment purposes) in equity securities of companies principally engaged in the real estate industry that are economically tied to different countries throughout the world, including the United States. The Fund defines a company as principally engaged in the real estate industry if at least 50% of the company’s revenues or 50% of the market value of the company’s assets are related to the ownership, operation, construction, development, financing, leasing, management or sale of real estate. The Fund may also invest in real estate companies or issuers that are economically tied to emerging markets. The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund. The Fund’s Sub-Adviser may engage in active and frequent trading of the Fund’s portfolio securities to achieve the Fund’s investment objectives.

The Sub-Adviser believes that equity securities of real estate companies with monopolistic characteristics generally perform better over time and can command higher occupancy rates and better rents, which in turn can create more valuable portfolios for shareholders through enhanced dividends and higher real estate values. In general, the Sub-Adviser buys securities of issuers with real estate that is more difficult to supply, demand is less cyclical, and tenants are reluctant to leave. The Sub-Adviser sells securities when a company no longer meets its selection criteria or the valuation no longer meets the risk return parameters of the portfolio.

The Sub-Adviser seeks to outperform other real estate funds using in-house knowledge, research and its understanding of the real estate market. The Sub-Adviser seeks to find favorable real estate investments in the public markets through disciplined analysis by combining bottom-up fundamental research of companies with a research driven top-down asset allocation. Through such analysis, the Sub-Adviser seeks to deliver total return by identifying individual company value and by repositioning the Fund’s portfolio to be invested in companies with the best property types and geographic regions based on current real estate market conditions. Additionally, the Sub-Adviser focuses the Fund’s securities portfolio on investments that generally provide income and also have the potential for long-term capital appreciation.

The Fund may also engage in securities lending.

Dunham U.S. Enhanced Market Fund

The Fund’s Sub-Adviser seeks to achieve the Fund’s investment objective by investing, under normal market conditions, at least 80% of the Fund’s assets (defined as net assets plus borrowings for investment purposes) in investments that provide exposure to equity securities of U.S. companies and debt securities of the U.S. government through investments in options, futures, and U.S. Treasuries. The Fund seeks to provide upside participation in the U.S. stock market when the U.S. stock market advances and seeks to reduce declines in the Fund’s value when the stock market declines. The Fund gains equity exposure through investments in S&P 500 Index options (including FLEX Options) and futures but does not invest directly in equity securities. The Fund also invests in U.S. Treasuries, U.S. Treasury futures to help reduce downside risk.

The Sub-Adviser periodically rebalances the asset mix of U.S. Treasuries, U.S. Treasury futures, U.S. agency bonds, bonds issued by supranational agencies and equity index options and futures to respond to changing market conditions and to achieve what it believes to be the optimal balance between risk and reward. When determining the allocation and when to rebalance, the Sub-Adviser takes into account, among other factors: interest rates, the Fund’s equity exposure, the percentage of the Fund invested in options, the current level of the S&P 500 Index, the implied volatility of S&P 500 Index options, bond and dividend yields, the delta of the Fund’s options positions (which is a measure of the sensitivity of the Fund’s option prices to changes in price of the S&P 500 Index), and time to maturity of the options.

Typically, approximately up to 45% of the Fund’s assets are used to purchase long-term (typically tenors of 5 years or more) “FLEX” call options on the S&P 500 Index and S&P 500 Index futures. The Sub-Adviser may also purchase and write call and put options, and may hold futures both long and short, to make incremental adjustments to the Fund’s equity exposure. The remaining assets (approximately up to 70%)

will typically be used to purchase U.S. Treasury securities and U.S. Treasury futures, targeting a net interest rate exposure (long duration from Treasuries offset by short duration from options) to potentially balances downside protection by generating positive fixed income returns, with a targeted duration range based on the Sub-Adviser’s interest rate views.

The Sub-Adviser may use U.S. Treasury futures to leverage interest rate exposure to potentially limit downside risk, and notional fixed income exposure could range up to 150% of the Fund’s assets. U.S. Treasury futures, used to provide leverage for the fixed income portfolio, may not be fully collateralized, and may be held long or short to manage interest rate exposure.

Although the Fund uses derivative instruments based on the S&P 500 index and attempts to reduce downside risk through the use of U.S. Treasuries and U.S. Treasury futures, it is possible that these strategies may underperform the S&P 500 index in up and down markets. This means that losses for the shareholders can be worse than performance declines in the S&P 500 index.

The Fund is non-diversified.

The Fund may also engage in securities lending.

TEMPORARY INVESTMENTS

In response to market, economic, political or other conditions, each Sub-Adviser may temporarily use a different investment strategy for the respective Fund for defensive purposes. Such a strategy could include investing up to 100% of a Fund’s assets in cash or cash equivalent securities such as money market mutual funds. To the extent that a Fund invests in money market mutual funds for cash positions, there will be some duplication of expenses because a Fund pays its pro-rata portion of such money market funds’ advisory fees and operational fees. Defensive investing could affect a Fund’s performance and the Fund might not achieve its investment objectives.

PRINCIPAL INVESTMENT RISKS

There is no assurance that a Fund will achieve its investment objective. Each Fund’s share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in the Funds.

The following chart summarizes the principal risks of each Fund. These risks could adversely affect the net asset value, total return and the value of a Fund and your investment. The risk descriptions below provide a more detailed explanation of the principal investment risks that correspond to the risks described in each Fund’s Fund Summary section of this Prospectus.

Risks	Dunham Floating Rate Bond Fund	Dunham Long/Short Credit Fund	Dunham Corporate/ Government Bond Fund	Dunham Monthly Distribution Fund	Dunham Dynamic Macro Fund	Dunham High-Yield Bond Fund	Dunham International Opportunity Bond Fund	Dunham U.S. Enhanced Market Fund
Asset Allocation Risk					X			X
Call or Redemption Risk	X	X	X			X	X
Changing Fixed Income Market Conditions Risk	X	X	X		X	X	X	X
CLO Risk	X
Commodity Risk					X
Corporate Loans Risk		X
Credit Risk	X	X	X		X	X	X
Currency Risk			X		X		X
Derivatives Risk		X	X	X	X		X	X
Distribution Policy Risk				X
Emerging Markets Risk		X	X		X		X
Event Risk		X
ETF Risk				X	X
ETN Risk					X
Financial Services Sector Risk		X
FLEX Options Risk								X
Floating Interest Rate Risk	X
Forward Contract Risk				X
Foreign Investing Risk	X	X	X	X	X		X
IBOR Risk	X		X
Interest Rate Risk	X	X	X		X	X	X	X
IPO Risk				X
Leveraging Risk		X		X	X			X
Limited History of Operations Risk								X
Liquidity Risk	X	X		X	X	X	X

Risks	Dunham Floating Rate Bond Fund	Dunham Long/Short Credit Fund	Dunham Corporate/ Government Bond Fund	Dunham Monthly Distribution Fund	Dunham Dynamic Macro Fund	Dunham High-Yield Bond Fund	Dunham International Opportunity Bond Fund	Dunham U.S. Enhanced Market Fund
Long-Term Maturities/Durations Risk		X	X		X
Lower-Rated Securities Risk	X	X	X			X	X
Management Risk	X	X	X	X	X	X	X	X
Merger and Event Driven Risk				X
Money Market/Short-Term Securities Risk		X		X	X
Mortgage-Backed & Asset-Backed Securities Risk			X
Natural Disaster/Epidemic Risk	X	X	X	X	X	X	X	X
Non-Diversification Risk								X
Options Risk				X				X
Portfolio Turnover Risk		X		X	X			X
Private Placement Risk		X	X			X	X
Securities Lending Risk	X	X	X	X	X	X	X	X
Senior Bank Loans Risk	X	X	X
Short Selling Risk		X		X
Small and Medium Capitalization Risk				X
Stock Market Risk				X	X			X
Structured Note Risk					X		X
Tactical asset allocation risk								X
Upside participation risk/downside loss risk								X
U.S. Government Securities Risk			X		X			X

Risks	Dunham Large Cap Value Fund	Dunham Focused Large Cap Growth Fund	Dunham International Stock Fund	Dunham Real Estate Stock Fund	Dunham Small Cap Value Fund	Dunham Small Cap Growth Fund	Dunham Emerging Markets Stock Fund
Currency Risk			X				X
Emerging Markets Risks			X	X			X
Financial Services Sector Risk	X				X
Foreign Investing Risk		X	X	X	X		X
Information Technology Sector Risk						X	X
Large Cap Stock Risk	X	X
Liquidity Risk			X	X	X	X	X
Management Risk	X	X	X	X	X	X	X
Micro Capitalization Risk					X
Natural Disaster/Epidemic Risk	X	X	X	X	X	X	X
Non-Diversification Risk		X		X
Real Estate Industry Concentration Risk				X
Real Estate Investment Trust (REIT) Risk				X	X
Risks of Investing in Asia							X
Risks of Investing in Japan			X
Securities Lending Risk	X	X	X	X	X	X	X
Small Capitalization Risk					X	X
Small and Medium Capitalization Risk				X
Software Industry Risk						X
Stock Market Risk	X	X	X	X	X	X	X

Asset Allocation Risk – In allocating the Fund’s assets, the Sub-Adviser may favor markets or asset classes that perform poorly relative to other markets and asset classes. The Sub-Adviser’s investment analysis, its selection of investments, and its assessment of the risk/return potential of asset classes and markets may not produce the intended results and/or can lead to an investment focus that results in the Fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the Fund invests.

Call or Redemption Risk – As interest rates decline, issuers of high-yield bonds may exercise redemption or call provisions. This may force the Fund to redeem higher yielding securities and replace them with lower yielding securities with a similar risk profile. This could result in a decreased return.

Changing Fixed Income Market Conditions Risk – During periods of sustained rising rates, fixed income risks will be amplified. If the U.S. Federal Reserve’s Federal Open Market Committee (“FOMC”) raises the federal funds interest rate target, interest rates across the U.S. financial system may rise. However, the magnitude of rate changes across maturities and borrower sectors is uncertain.

Rising rates tend to decrease liquidity, increase trading costs, and increase volatility, all of which make portfolio management more difficult and costly to the Fund and its shareholders. Additionally, default risk increases when issuers borrow at higher rates. Prolonged declines in the Fund’s share price may lead to increased redemption requests by shareholders. To meet redemption requests, the Fund may have to sell securities in times of overall market turmoil, lower liquidity and declining prices. Generally, each of these changing market conditions risks may cause the Fund’s share price to fluctuate or decline more than other types of investments.

CLO Risk – Negative economic trends nationally as well as in specific geographic areas of the United States could result in an increase in defaults and delinquencies for CLOs. There is a material possibility that economic activity will be volatile or will slow significantly, and the CLO performance will likely be significantly and negatively impacted by such conditions. Such effects may include an inability for obligors to obtain refinancing of their debt obligations. A decreased ability of obligors to obtain refinancing may cause a deterioration in loan performance generally and for CLOs. It is not possible to determine whether or when such trends will improve or worsen in the future. CLOs may include underlying securities, which are investments in foreign countries. These factors could detract from CLO’s performance.

Commodity Risk – The Fund’s exposure to the commodities futures markets may subject the Fund to greater volatility and less liquid than investments in traditional securities. The value of commodity-linked derivative instruments, commodity-based notes, and other derivate instruments that provide exposure to the investment returns of the commodities markets may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

Corporate Loans Risk — Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. The market for corporate loans may be subject to irregular trading activity and wide bid/ask spreads. In addition, transactions in corporate loans may settle on a delayed basis. As a result, the proceeds from the sale of corporate loans may not be readily available to make additional investments or to meet the Fund’s redemption obligations.

Credit Risk – Issuers of fixed-income securities may default on interest and principal payments due to the Fund. Generally, securities with lower debt ratings have speculative characteristics and have greater risk the issuer will default on its obligation. Fixed-income securities rated in the fourth classification by Moody’s (Baa) and S&P (BBB) may have some speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly rated securities. High-yield fixed-income securities (also known as “junk bonds”) are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. This means that, compared to issuers of higher rated securities, issuers of medium and lower rated securities are less likely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or may be in default or not current in the payment of interest or principal. The market values of medium- and lower-rated securities tend to be more sensitive to company-specific developments and changes in economic conditions than higher-rated securities. The companies that issue these securities often are highly leveraged, and their ability to service their debt obligations during an economic downturn or periods of rising interest rates may be impaired. In addition, these companies may not have access to more traditional methods of financing, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by these issuers is significantly greater than with higher-rated securities because medium- and lower-rated securities generally are unsecured and subordinated to senior debt. Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities held by the Fund, thereby reducing the value of your investment in Fund shares. In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

Currency Risk – Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from a Fund’s investments denominated in a foreign currency or may widen existing losses. Exchange rate movements are volatile and it may not be possible to effectively hedge the currency risks of many countries. Currency market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad. Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country re-issuing a new currency, effectively making the “old” currency worthless.

Derivatives Risk – Derivatives or other similar instruments (referred to collectively as “derivatives”), such as futures, forwards, options, swaps, structured securities and other instruments, are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may involve costs and risks that are different from, or possibly greater than, the costs and risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile, may correlate imperfectly with price of the applicable underlying asset, reference rate or index and may move in unexpected ways, especially in unusual market conditions, such as markets with high volatility or large market declines. Some derivatives are particularly sensitive to changes in interest rates. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivatives that involve a small initial investment relative to the risk assumed may be considered to be “leveraged,” which can magnify or otherwise increase investment losses. In addition, the use of derivatives for non-hedging purposes (that is, to seek to increase total return) is considered a speculative practice and may present an even greater risk of loss than when used for hedging purposes.

Derivatives are also subject to operational and legal risks.

The performance of a derivative generally largely depends on the performance of its underlying asset, reference rate or index. If using derivative instruments is unsuccessful, performance may be worse than if no derivatives were used. When used for hedging purposes, there is a risk, especially under extreme market conditions, that a derivative may provide no such hedging benefit. Additionally, there is no guarantee that a liquid secondary market will exist for a derivative position or that a derivative position will be able to be terminated, particularly with respect to “over-the-counter” instruments (investments not traded on an exchange). If the Fund is unable to close out a position on an options or futures contract, for example, the Fund would remain subject to the risk of adverse price movements until the Fund is able to close out the position. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. Furthermore, counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities, including bankruptcy or insolvency. Options and futures contacts are also subject to the creditworthiness of clearing organizations and exchanges; futures in particular are subject to the credit risk of futures commission merchants. Derivatives can also be difficult to value, especially in declining markets.

Swap agreements may include equity, interest rate, index, total return, commodity, currency and credit default swaps. Swap agreements typically are contracts with a brokerage firm or other institutional buyer in which the parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular set dollar or currency value of predetermined investments or instruments. Currently, some, but not all, swap transactions are subject to central clearing. Non-cleared swap agreements, including credit default swaps, involve greater risks than cleared swaps, including illiquidity risk and counterparty risk. Certain non-cleared swaps are subject to margin requirements that mandate the posting and collection of minimum margin amounts, which is intended to reduce some of the risks associated with these instruments. Eventually many swaps will be centrally cleared and exchange-traded. Although central clearing is expected to decrease counterparty risk because it interposes the central clearinghouse as the counterparty in bi-laterally negotiated contracts, central clearing will not make swap transactions risk-free.

Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives, and adversely affect the value or performance or derivatives and the Fund.

Distribution Policy Risk – The Fund’s distribution policy is not designed to generate, and is not expected to result in, distributions that equal a fixed percentage of the Fund’s current net asset value per share. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital. Return of capital is the portion of distribution that is a return of your original investment dollars in the Fund. Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. The Fund will provide disclosures, with each monthly distribution, that estimate the percentages of the current and year-to-date distributions that represent (1) net investment income, (2) capital gains and (3) return of capital. At the end of the year, the Fund may be required under applicable law to re-characterize distributions made previously during that year among (1) ordinary income, (2) capital gains and (3) return of capital for tax purposes.

Emerging Markets Risks – Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, diplomatic, economic, and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. The impact of infectious diseases in emerging market countries may be greater due to less-established health care systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.

ETF Risk – The Fund invests in ETFs or other investment companies. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in common stocks. You will indirectly bear fees and expenses charged by the ETFs in addition to the Fund’s direct fees and expenses. Additional risks of investing in ETFs are described below:

Each ETF is subject to specific risks, depending on the nature of the fund. These risks could include liquidity risk, sector risk, and foreign currency risk, as well as risks associated with fixed income securities and commodities.

Investment in the Fund should be made with the understanding that the ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs’ ability to track their applicable indices.

The market value of ETF shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for fund shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when shares trade at a premium or discount to net asset value.

The strategy of investing in ETFs could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes you pay.

ETN Risk – The Fund may invest in ETNs, which are debt securities of an issuer whose returns are linked to a particular index. ETNs are typically linked to the performance of a commodities index that reflects the potential return on unleveraged investments in futures contracts of physical commodities, plus a specified rate of interest that could be earned on cash collateral. ETNs are subject to credit risk of the issuer. The value of an ETN will vary and will be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced commodity. When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Fund’s right to redeem its investment in an ETN, which is meant to be held until maturity. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Event Risk — Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.

Financial Services Sector Risk — The profitability of many types of financial services companies may be adversely affected in certain market cycles. For example, periods of rising interest rates may restrict the availability and increase the cost of capital for these companies. Moreover, when interest rates rise, the value of securities issued by many types of financial services companies generally falls. Declining economic conditions may cause credit losses due to financial difficulties of borrowers. In addition, financial services companies often are regulated by governmental entities, which can increase costs for new services or products and make it difficult to pass increased costs on to consumers. In certain areas, deregulation of financial services companies has resulted in increased competition and reduced profitability.

FLEX Options Risk – The Fund may experience substantial downside from specific FLEX Option positions, and certain FLEX Option positions may expire worthless. In addition, the FLEX Options are subject to the following risks:

Valuation Risk. The value of the FLEX Options will be affected by, among others, changes in the value of the Index, changes in interest rates, changes in the actual and implied volatility of the Index and the remaining time until the FLEX Options expire. The value of the FLEX Options does not increase or decrease at the same rate as the level of the Index (although they generally move in the same direction).

Liquidity Risk. In the event that trading in the FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. There is no guarantee that a liquid secondary trading market will exist for the FLEX Options.

Counterparty Risk. Counterparty risk is the risk an issuer, guarantor or counterparty of a security in the Fund is unable or unwilling to meet its obligation on the security. The Fund will utilize FLEX Options issued and guaranteed for settlement by the Options Clearing Corporation (the “OCC”). Although guaranteed for settlement by the OCC, FLEX Options are still subject to counterparty risk with the OCC and may be less liquid than more traditional standardized exchange-traded options.

Correlation Risk. The FLEX Options held by the Fund will be exercisable at the strike price only on their expiration date. Prior to the expiration date, the value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods, consistent with the Fund’s valuation policy. Because a component of the FLEX Option’s value will be affected by, among other things, changes in the value of the Index, changes in interest rates, changes in the actual and implied volatility of the Index and the remaining time until the FLEX Options expire, the value of the Fund’s FLEX Options positions is not anticipated to increase or decrease at the same rate as the Index, and it is possible they may move in different directions, and as a result, the Fund’s NAV may not increase or decrease at the same rate as the Index. Similarly, the components of the option’s value are anticipated to impact the effect of the Buffer on the Fund’s NAV, which may not be in full effect prior to the end of the Outcome Period. The Fund’s strategy is designed to produce the Outcomes upon the expiration of the FLEX Options on the last business day of the Outcome Period, and it should not be expected that the Outcomes will be provided at any point other than the end of the Outcome Period

Floating Interest Rates Risk. Certain of the Fund’s investments, payment obligations and financing terms may be based on floating interest rates, such as the Euro Interbank Offer Rate (“EURIBOR”), the Sterling Overnight Interbank Average Rate (“SONIA”), the Secured Overnight Financing Rate (“SOFR”) and other similar types of reference rates (“Reference Rates”). The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for, or value of, any securities or payments linked to those Reference Rates. Any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect the Fund’s performance and/or net asset value.

Foreign Investing Risk – Investing in foreign companies or ETFs which invest in foreign companies, may involve more risks than investing in U.S. companies. These risks can increase the potential for losses in the Fund and may include, among others, currency devaluations, currency risks (fluctuations in currency exchange rates), country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability, and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility. Additionally, investments in securities denominated in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the Fund and denominated in those currencies.

Forward Contract Risk – Forward contracts involve a number of the same characteristics and risks as futures contracts but there also are several differences. Forward contracts are not market traded, and are not necessarily marked to market on a daily basis. They settle only at the pre-determined settlement date. This can result in deviations between forward prices and futures prices, especially in circumstances where interest rates and futures prices are positively correlated. Second, in the absence of exchange trading and involvement of clearing houses, there are no standardized terms for forward contracts. Accordingly, the parties are free to establish such settlement times and underlying amounts of a security or currency as desirable, which may vary from the standardized provisions available through any futures contract. Finally, forward contracts, as two party obligations for which there is no secondary market, involve counterparty credit risk not present with futures.

IBOR Risk. Certain of the Fund’s investments, payment obligations and financing terms may be based on floating interest rates, such as the London Interbank Offered Rate (“LIBOR”), the Euro Interbank Offer Rate (“EURIBOR”), the Sterling Overnight Interbank Average Rate (“SONIA”), the Secured Overnight Financing Rate (“SOFR”) and other similar types of reference rates (“Reference Rates”). LIBOR was the basic rate of interest used in lending transactions between banks on the London interbank market and has been widely used as a reference for setting the interest rate on loans globally. As a result of benchmark reforms, publication of most LIBOR settings has ceased. Some LIBOR settings continue to be published but only on a temporary, synthetic and non-representative basis. All such synthetic LIBOR settings are expected to be discontinued by September 30, 2024. When publication of applicable synthetic LIBOR settings ceases, any outstanding instruments or investments using synthetic LIBOR settings are expected to transition to alternative floating rate benchmarks. As a result of supervisory guidance and legal requirements, regulated entities have generally ceased investing in LIBOR contracts. With regard to replacement rates for LIBOR, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced in 2017 its selection of SOFR, which is intended to be a broad measure of secured overnight

U.S. Treasury repo rates, as an appropriate replacement for LIBOR. Similarly, bank working groups and regulators in other countries have suggested other alternatives for their markets, including the SONIA in England.

The elimination of a Reference Rate, including the phase-out of LIBOR, or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for, or value of, any securities or payments linked to those Reference Rates. Although the transition process away from LIBOR has become increasingly well-defined in connection with the transition away from LIBOR in advance of the anticipated discontinuation date, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement Reference Rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund may invest is uncertain, but may depend on a variety of factors, including (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new Reference Rates for both legacy and new products and instruments. Any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect the Fund’s performance and/or net asset value. Further, on March 15, 2022, the Consolidation Appropriations Act of 2022, which includes the Adjustable Interest Rate (LIBOR) Act (“LIBOR Act”), was signed into law in the United States. This legislation established a uniform benchmark replacement process for certain financial contracts that mature after June 30, 2023 that do not contain clearly defined or practicable LIBOR fallback provisions. The legislation also created a safe harbor that shields lenders from litigation if they choose to utilize a replacement rate provided for in the LIBOR Act. Not all legacy LIBOR-related contracts have been transitioned away from LIBOR as a result of the LIBOR Act, and some such contracts continue to use synthetic LIBOR.

Information Technology Sector Risk – Investments in technology companies exposed to special risks, such as rapid advances in technology that might cause existing products to become obsolete. Companies in a number of technology industries are also subject to more government regulations and approval processes than many other industries. This fact may affect a company’s overall profitability and cause its stock price to be more volatile. Additionally, technology companies are dependent upon consumer and business acceptance as new technologies evolve.

Interest Rate Risk – Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security may fall when interest rates rise. Securities with longer maturities may be more sensitive to interest rate changes. Certain corporate bonds and mortgage-backed securities may be significantly affected by changes in interest rates. Some mortgage-backed securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their value highly volatile. Because zero coupon securities do not make interest payments, they are considered more volatile than bonds making periodic payments. When interest rates rise, zero coupon securities fall more sharply than interest paying bonds. However, zero coupon securities rise more rapidly in value when interest rates drop.

Certain Funds may invest in adjustable rate securities that pay interest at rates that reset at various times. These reset provisions tend to reduce the impact of changes in interest rates on the value of the security. However, there can be no assurance that such reset provisions will have their intended effect.

Inverse ETF Risk – The Fund engages in hedging activities by investing in inverse ETFs. Inverse ETFs may employ leverage, which magnifies the changes in the underlying stock index upon which they are based. Any strategy that includes inverse securities could cause the Fund to suffer significant losses. The value of an inverse ETF may not track or correlate to the value of the security or portfolio it is intended to hedge. Investing in inverse ETFs may result in increased volatility due to the funds’ possible use of short sales of securities and derivatives such as options and futures. The use of leverage by an ETF increases risk to the Fund. The more a fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. During periods of increased volatility, inverse ETFs may not perform in the manner they are designed.

IPO Risk – The Fund invests in IPOs at the time of the initial offering and in post-IPO trading. The stocks of such companies are unseasoned equities lacking a trading history, a track record of reporting to investors and widely available research coverage. IPOs are thus often subject to extreme price volatility and speculative trading. These stocks may have above-average price appreciation in connection with the initial public offering prior to inclusion in the Fund. The price of stocks included in the Fund may not continue to appreciate. In addition, IPOs share similar illiquidity risks of private equity and venture capital. The free float shares held by the public in an IPO are typically a small percentage of the market capitalization. The ownership of many IPOs often include large holdings by venture capital and private equity investors who seek to sell their shares in the public market in the months following an IPO when shares restricted by lock-up are released, causing greater volatility and possible downward pressure during the time that locked-up shares are released.

Large Cap Stock Risk – Because the investment focus of the Fund is on large cap stocks, the value of the Fund may be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of large cap issuers may change as large cap investing style goes in and out of favor depending on a variety of political, regulatory, market, or economic developments.

Leveraging Risk – The Fund’s use of leverage through futures, options, short positions, or inverse ETFs will magnify the Fund’s gains or losses. Futures require relatively small cash investment to control large amounts of derivatives, which magnifies gains and losses to the Fund. Leveraging the Fund creates an opportunity for increased returns but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of the Fund’s shares and in the yield on the Fund’s portfolio.

Limited History of Operations Risk – The Fund is a new mutual fund and has a limited history of operations for investors to evaluate.

Liquidity Risk – The markets for high-yield, convertible and certain lightly traded equity securities (particularly small cap issues) are often not as liquid as markets for higher-rated securities or large cap equity securities. For example, relatively few market makers characterize the secondary markets for high-yield debt securities, and the trading volume for high-yield debt securities is generally lower than that for higher-rated securities. Accordingly, these secondary markets (generally or for a particular security) could contract under real or perceived adverse market or economic conditions. These factors may have an adverse effect on the Fund’s ability to dispose of particular portfolio investments and may limit the ability of the Fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. Less liquid secondary markets also may affect the Fund’s ability to sell securities at their fair value. The Fund may invest in illiquid securities, which are more difficult to value and to sell at fair value. If the secondary markets for lightly-traded securities contract due to adverse economic conditions or for other reasons, certain liquid securities in the Fund’s portfolio may become illiquid, and the proportion of the Fund’s assets invested in illiquid securities may increase.

Smaller, unseasoned companies (those with less than a three-year operating history) and recently-formed public companies may not have established products, experienced management, or an earnings history. As a result, their stocks may lack liquidity. Investments in foreign securities may lack liquidity due to heightened exposure to potentially adverse local, political, and economic developments such as war, political instability, hyperinflation, currency devaluations, and overdependence on particular industries. In addition, government interference in markets such as nationalization and exchange controls, expropriation of assets, or imposition of punitive taxes may result in a lack of liquidity. Possible problems arising from accounting, disclosure, settlement, and regulatory practices and legal rights that differ from U.S. standards might reduce liquidity. The chance that fluctuations in foreign exchange rates will decrease the investment’s value (favorable changes can increase its value) will also impact liquidity. These risks are heightened for investments in developing countries.

Long-Term Maturities/Durations Risk – Fixed income securities with longer maturities or durations may be subject to greater price fluctuations due to interest rate, tax law, and general market changes than securities with shorter maturities or durations.

Lower-Rated Securities Risk – Securities rated below investment-grade, sometimes called “high-yield” or “junk” bonds, generally have more credit risk than higher-rated securities. Companies issuing high-yield fixed-income securities are not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, payments on the securities may never resume. These securities may be worthless and the Fund could lose its entire investment.

Management Risk – Each Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser’s judgments about the attractiveness and potential appreciation of a security, whether selected under a “value”, “growth” or other investment style, may prove to be inaccurate and may not produce the desired results. The Adviser and Sub-Adviser will apply its investment techniques and risk analyses in making investment decisions for the Funds, but there is no guarantee that its decisions will produce the intended result. The successful use of hedging and risk management techniques may be adversely affected by imperfect correlation between movements in the price of the hedging vehicles and the securities being hedged.

Merger and Event-Driven Risk – This is the risk of investments in companies that are expected to be, or already are, the subject of a publicly announced merger, takeover, tender offer, leveraged buyout, spin-off, liquidation or other corporate reorganizations carry more risk than investments in companies that are perceived to be in stable organizational situations. The principal risk associated with expected, but not yet announced, reorganizations is that none will be forthcoming and the rate of return earned on an investment in such companies may be less than expected or negative. The principal risk associated with investments in publicly announced reorganizations is that the proposed reorganization may be renegotiated on less favorable terms, terminated or delayed which may cause the Fund to lose money or fail to achieved a desired rate of return.

Micro Capitalization Risk – The purchase or sale of more than a limited number of shares of the securities of a micro-cap company may affect its market price. Micro-cap companies are generally followed by few, if any, securities analysts, and there tends to be less publicly available information about them. Their securities generally have even more limited trading volumes and are subject to even more abrupt or erratic market price movements than small and mid-capitalization companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth and may be more vulnerable to adverse business or market developments.

Money Market/Short-Term Securities Risk – To the extent the Fund holds cash or invests in money market or short-term securities, the Fund may be less likely to achieve its investment objective. In addition, it is possible that the Fund’s investments in these instruments could lose money.

Mortgage-Backed and Asset-Backed Securities Risk – Mortgage-Backed and Asset-Backed Securities are derivative securities whose value is based on underlying pools that may include interests in pools of lower-rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market’s perception of issuers and the creditworthiness of the parties involved. The Sub-Adviser’s ability to correctly forecast interest rates and other economic factors will impact the success of investments in mortgage-backed and asset-backed securities. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk if interest rates fall, and if the security has been purchased at a premium, the amount of some or all of the premium may be lost in the event of prepayment. Non-agency mortgage-backed securities generally have greater credit risk than government issued mortgage-backed securities.

Natural Disaster/Epidemic Risk – Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the novel coronavirus (COVID -19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.

Non-Diversification Risk – A Fund that is a non-diversified investment company means that more of the Fund’s assets may be invested in the securities of a single issuer than a diversified investment company. This may make the value of the Fund’s shares more susceptible to certain risk than shares of a diversified investment company. As a non-diversified fund, the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

Options Risk – The Fund may use options to enhance return and or mitigate risk. However, options can fall rapidly in response to developments in specific companies or industries and the Fund’s investments may be negatively impacted by unexpected market conditions.

Portfolio Turnover Risk – The frequency of a Fund’s transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund’s performance.

Private Placement Risk – The Fund may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933. Privately issued securities are restricted securities that are not registered with the SEC. Accordingly, the liquidity of the market for specific privately issued securities may vary. Delay or difficulty in selling such securities may result in a loss to the Fund. Privately issued securities that the Adviser determines to be “illiquid” are subject to the Fund’s policy of not investing more than 15% of its net assets in illiquid securities.

Real Estate Industry Concentration Risk – By concentrating in a single sector, the Fund carries much greater risk of adverse developments in that sector than a fund that invests in a wide variety of industries. Real estate values rise and fall in response to a variety of factors, including local, regional and national economic conditions, interest rates and tax considerations. When economic growth is slow, demand for property decreases and prices may decline. Property values may decrease because of overbuilding, increases in property taxes and operating expenses, changes in zoning laws, environmental regulations or hazards, uninsured casualty or condemnation losses, or a general decline in neighborhood values.

Real Estate Investment Trust Risk (REIT) – Equity REITs may be affected by any changes in the value of the properties owned and other factors, and their prices tend to go up and down. A REIT’s performance depends on the types and locations of the properties it owns and on how well it manages those properties. A decline in rental income may occur because of extended vacancies, increased competition from other properties, tenants’ failure to pay rent or poor management. A REIT’s performance also depends on the company’s ability to finance property purchases and renovations and manage its cash flows. Because REITs typically are invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments.

Risks of Investing Asia – The value of the Fund’s assets may be adversely affected by political, economic, social and religious instability; inadequate investor protection; changes in laws or regulations of countries within the Asian region (including countries in which the Fund invests, as well as the broader region); international relations with other nations; natural disasters; corruption and military activity. The Asian region, and particularly China, Japan and South Korea, may be adversely affected by political, military, economic and other factors related to North Korea. In addition, China’s long-running conflict over Taiwan, border disputes with many of its neighbors and historically strained relations with Japan could adversely impact economies in the region. The economies of many Asian countries differ from the economies of more developed countries in many respects, such as rate of growth, inflation, capital reinvestment, resource self-

sufficiency, financial system stability, the national balance of payments position and sensitivity to changes in global trade.

Deflationary factors could also reemerge in certain Asian markets, the potential effects of which are difficult to forecast. While certain Asian governments will have the ability to offset deflationary conditions through fiscal or budgetary measures, others will lack the capacity to do so. Certain Asian countries are highly dependent upon and may be affected by developments in the United States, Europe and other Asian economies. Global economic conditions, and international trade, affecting Asian economies and companies could deteriorate as a result of political instability and uncertainty, and politically motivated actions, in the United States and Europe, as well as increased tensions with certain nations such as Russia.

Risk of Investing in Japan – Japan may be subject to political, economic, nuclear, and labor risks, among others. Any of these risks, individually or in the aggregate, can impact an investment made in Japan.

Economic Risk. The growth of Japan’s economy has recently lagged that of its Asian neighbors and other major developed economies. Since the year 2000, Japan’s economic growth rate has remained relatively low, and it may remain low in the future. The Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies and the economic conditions of its trading partners. Japan is also heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the Japanese economy.

Political Risk. Historically, Japan has had unpredictable national politics and may experience frequent political turnover. Future political developments may lead to changes in policy that might adversely affect the Fund’s investments. In addition, China has become an important trading partner with Japan. Japan’s political relationship with China, however, has become strained. Should political tension increase, it could adversely affect the Japanese economy and destabilize the region as a whole.

Large Government Debt Risk. The Japanese economy faces several concerns, including a financial system with large levels of nonperforming loans, over-leveraged corporate balance sheets, extensive cross-ownership by major corporations, a changing corporate governance structure, and large government deficits. These issues may cause a slowdown of the Japanese economy.

Currency Risk. The Japanese yen has fluctuated widely at times and any increase in its value may cause a decline in exports that could weaken the Japanese economy. The Japanese government has, in the past, intervened in the currency markets to attempt to maintain or reduce the value of the yen. Japanese intervention in the currency markets could cause the value of the yen to fluctuate sharply and unpredictably and could cause losses to investors.

Nuclear Energy Risk. The nuclear power plant catastrophe in Japan in March 2011 may have long-term effects on the Japanese economy and its nuclear energy industry, the extent of which are currently unknown.

Labor Risk. Japan has an aging workforce and has experienced a significant population decline in recent years. Japan’s labor market appears to be undergoing fundamental structural changes, as a labor market traditionally accustomed to lifetime employment adjusts to meet the need for increased labor mobility, which may adversely affect Japan’s economic competitiveness.

Securities Lending Risk – Portfolio securities may be loaned to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board of Trustees. A risk of lending portfolio securities, as with other extensions of credit, is the possible loss of rights in the collateral should the borrower fail financially. The Fund might not be able to recover the securities or their value. In determining whether to lend securities, the Adviser or its agent, will consider all relevant facts and circumstances, including the creditworthiness of the borrower.

Senior Bank Loans Risk – Senior Loans are subject to the risk that a court could subordinate a Senior Loan, which typically holds the most senior position in the issuer’s capital structure, to presently existing or future indebtedness or take other action detrimental to the holders of Senior Loans. Senior Loans are subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, a Fund may have difficulty collecting on any collateral. In addition, any collateral may be found invalid or may be used to pay other outstanding obligations of the borrower. A Fund’s access to collateral, if any, may be limited by bankruptcy, other insolvency laws, or by the type of loan the Fund has purchased. As a result, a collateralized Senior Loan may not be fully collateralized and can decline significantly in value.

Transactions in many senior loans settle on a delayed basis. As a result, sale proceeds related to the sale of such loans may not be available to make additional investments or to meet a Fund’s redemption obligation until potentially a substantial period of time after the sale of the loans. No active trading market may exist for some senior loans, which may impact the ability of a Fund to realize full value in some actively traded senior loans. Senior loans also may be subject to restriction on resale, which can delay the sale and adversely impact the sale price. Difficulty in selling a loan can result in a loss. Senior loans made to finance highly leveraged corporate acquisitions may be especially vulnerable to adverse changes in economic or market conditions. The market prices of floating rate loans are generally less sensitive to interest rate changes than are the market prices for securities with fixed interest rates. Certain senior loans may not be considered “securities,” and purchasers, such as a Fund, therefore may not be entitled to rely on the strong anti-fraud protections of the federal securities laws.

Short Selling Risk – If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss. Also, the Fund is required to deposit collateral in connection with such short sales and may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities. These aspects of short selling increase the costs to the Fund and will reduce its rate of return. Additionally, the successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

Small and Medium Capitalization Risk – The Fund’s investments in smaller and medium-sized companies carry more risks than investments in larger companies. Companies with small and medium size market capitalization often have narrower markets, fewer products or services to offer and more limited managerial and financial resources than do larger, more established companies. Investing in lesser-known, small and medium capitalization companies involves greater risk of volatility of the Fund’s net asset value than is customarily associated with larger, more established companies. Often smaller and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions. Small cap companies may have returns that can vary, occasionally significantly, from the market in general.

Software Industry Risk – Various factors may significantly affect the software industry, such as technological developments, fixed-rate pricing and the ability to attract and retain skilled employees. The success of companies in the industry is subject to the continued demand for internet services. For example, as product cycles shorten and manufacturing capacity increases, these companies increasingly could become subject to aggressive pricing, which hampers profitability. Changing domestic and international demand, research and development costs, availability and price of components and product obsolescence can affect the profitability of software companies. Software company stocks may experience substantial fluctuations in market price.

The market for software products is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. The success of software and services companies depends substantially on the timely and successful introduction of new products. An unexpected change in one or more of the technologies affecting a company’s products or in the market for products based on a particular technology could have a material adverse effect on the company’s operating results. Furthermore, there can be no assurance that the software companies will be able to respond in a timely manner to compete in the rapidly developing marketplace.

Many software companies rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by software companies to protect their proprietary rights will be adequate to prevent misappropriation of their technology or that competitors will not develop technologies independently that substantially are equivalent or superior to such companies’ technology.

Stock Market Risk – Stock markets can be volatile. In other words, the prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Fund’s investments may decline in value if the stock markets perform poorly. There is also a risk that the Fund’s investments will underperform either the securities markets generally or particular segments of the securities markets.

Structured Note Risk – The Fund may seek investment exposure to sectors through structured notes that may be exchange traded or may trade in the over the counter market. These notes are typically issued by banks or brokerage firms, and have interest and/or principal payments which are linked to changes in the price level of certain assets or to the price performance of certain indices. The value of a structured note will be influenced by time to maturity, level of supply and demand for this type of note, interest rate and market volatility, changes in the issuer’s credit quality rating, and economic, legal, political, or events that affect the industry. In addition, there may be a lag between a change in the value of the underlying reference asset and the value of the structured note. Structured notes may also be subject to counterparty risk. The Fund may also be exposed to increased transaction costs when it seeks to sell such notes in the secondary market.

Tactical Asset Allocation Risk – Tactical asset allocation is an investment strategy that actively adjusts a portfolio’s asset allocation. The Fund’s tactical asset management discipline may not work as intended. The Fund may not achieve its objective and may not perform as well as other funds using other asset management styles, including those based on fundamental analysis (a method of evaluating a security that entails attempting to measure its intrinsic value by examining related economic, financial and other factors) or strategic asset allocation (a strategy that involves periodically rebalancing the portfolio in order to maintain a long-term goal for asset allocation). The Sub-Adviser’s evaluations and assumptions in selecting investments may be incorrect in view of actual market conditions, and may result in owning securities that underperform other securities.

Upside Participation Risk/Downside Loss Risk – There can be no guarantee that the Fund will be successful in its strategy to provide shareholders with a total return that matches the increase of the underlying index over a given period. In the event an investor purchases shares of the Fund after securities transactions were entered into or does not stay invested in the Fund for the long term or a full-market cycle, the returns realized by the investor may not match those that the Fund seeks to achieve.

In addition, there can be no guarantee that the Fund will be successful in its strategy to provide protection against underlying index losses. The Fund’s strategy seeks to deliver returns that participate in the returns of the underlying index while limiting downside losses, if shares are held over long periods of time. The Fund does not provide principal protection or non-principal protection, and an investor may experience significant losses on its investment, including the loss of its entire investment.

U.S. Government Securities Risk – Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities and backed by the full faith and credit of the United States only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase, and in fact, the market values of such obligations may fluctuate. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States; some are the obligation solely of the entity through which they are issued. There is no guarantee that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law.

PORTFOLIO HOLDINGS DISCLOSURE

A description of the Dunham Funds’ policies and procedures regarding the release of portfolio holdings information is available in the Dunham Funds’ Statement of Additional Information. The Funds may, from time to time, make available portfolio holdings information at www.dunham.com. The Funds’ top ten holdings are posted to the website no sooner than ten days after the relevant month-end. The month-end and quarter-end complete portfolio holdings are generally posted to the website within 45 days following the end of each month/quarter and remain available until new information for the next month/quarter is posted. Shareholders may request portfolio holdings schedules at no charge by calling toll free (888) 3DUNHAM (338-6426).

MANAGEMENT

INVESTMENT ADVISER

Dunham & Associates Investment Counsel, Inc., located at 6256 Greenwich Drive, Suite 550, San Diego, CA 92122, serves as the Funds’ investment adviser (the “Adviser”). The Adviser’s mailing address is P.O. Box 910309, San Diego, CA 92191. The Adviser is a registered broker dealer and a registered investment adviser that provides investment advisory services to the Funds, separately managed accounts, pension and profit sharing plans. As of December 31, 2024, the Adviser had approximately $2.8 billion of assets under management. The Adviser has overall supervisory responsibilities for the general management and investment of each Fund’s securities portfolio, as detailed below, which are subject to review and approval by the Board of Trustees.

a)	Setting the Funds’ overall investment objectives;

b)	Evaluating, selecting and recommending Sub-Advisers to manage the Funds’ assets;

c)	Monitoring and evaluating the performance of Sub-Advisers, including their compliance with the investment objectives, policies, and restrictions of the Funds; and

d)	Implementing procedures to ensure that the Sub-Advisers comply with the Funds’ investment objectives, polices and restrictions.

The Adviser, subject to the review and approval of the Board of Trustees, selects Sub-Advisers for each series of the Dunham Funds and supervises and monitors the performance of each Sub-Adviser. The Adviser was granted an exemptive order (the “Order”) from the SEC that permits the Adviser, with Board of Trustees approval, to enter into or amend Sub-Advisory agreements with Sub-Advisers without obtaining shareholder approval. A discussion regarding the basis of the Board of Trustees’ approval and/or renewal of the investment advisory agreement with the Adviser for each Fund and the Sub-Advisory agreements with Virtus Fixed Income Advisers, LLC (Corporate/Government Bond Fund and International Opportunity Bond Fund), Vontobel Asset Management, Inc. (Dynamic Macro Fund), NS Partners Ltd. (Emerging Markets Stock Fund), PineBridge Investments LLC (Floating Rate Bond Fund and High-Yield Bond Fund), The Ithaka Group, LLC (Focused Large Cap Growth Fund), Arrowstreet Capital, L.P. (International Stock Fund), Great Lakes Advisors, LLC (Large Cap Value Fund), MetLife Investment Management, LLC (Long/Short Credit Fund), Grantham, Mayo, Van Otterloo & Co. LLC (Monthly Distribution Fund), American Assets Capital Advisors LLC (Real Estate Stock Fund), and Pier Capital, LLC (Small Cap Growth Fund) will be available in the Dunham Funds’ semi-annual report to shareholders for the fiscal period ended April 30, 2025. A discussion regarding the basis of the Board of Trustees’ approval of the Sub-Advisory agreements with Boston Partners Global Investors, Inc. (Small Cap Value Fund) is available in the Dunham Funds’ semi-annual report for the fiscal period ended April 30, 2024. The Order also permits the Adviser, subject to the approval of the Board of Trustees, to replace Sub-Advisers or amend Sub-Advisory agreements, including fees (so long as the fees are within the range of fees previously approved by shareholders), without shareholder approval whenever the Adviser and the Trustees believe such action will benefit a Fund and its shareholders.

The Adviser has entered into a Sub-Advisory agreement with each Sub-Adviser and the Dunham Funds on behalf of each Fund, whereby the Fund pays the Adviser a fixed fee and the Fund separately pays the

Sub-Adviser a fulcrum fee. The Adviser receives only its fixed portion of the management fee as approved by shareholders at a meeting held on February 22, 2008 (all Funds except U.S. Enhanced Market Fund) and by written consent dated May 1, 2023 (U.S. Enhanced Market Fund only). Each Fund’s Sub-Adviser is compensated based on its performance and each Sub-Advisory agreement is a fulcrum fee arrangement. Fulcrum fee arrangements are as follows:

		Adviser’s	Sub-Adviser’s
	Management Fee	Portion	Portion
Corporate/Government Bond	0.65% – 0.95%	0.50%	0.15% – 0.45%
Floating Rate Bond	0.78% – 0.98%	0.60%	0.18% – 0.38%
High-Yield Bond	0.82% – 1.02%	0.60%	0.22% – 0.42%
International Opportunity Bond	0.80% – 1.30%	0.60%	0.20% – 0.70%
Large Cap Value	0.75% – 1.15%	0.65%	0.10% – 0.50%
Small Cap Value*	0.85% – 1.35%	0.65%	0.20% – 0.70%
Focused Large Cap Growth	0.85% – 1.15%	0.65%	0.20% – 0.50%
Small Cap Growth	0.65% – 1.65%	0.65%	0.00% – 1.00%
Emerging Markets Stock	0.70% – 1.50%	0.65%	0.05% – 0.85%
International Stock	0.95% – 1.65%	0.65%	0.30% – 1.00%
Dynamic Macro	0.90% – 1.60%	0.65%	0.25% – 0.95%
Long/Short Credit	0.70% – 1.80%	0.65%	0.05% – 1.15%
Monthly Distribution	0.87% – 1.63%	0.65%	0.22% – 0.98%
Real Estate Stock	0.80% – 1.40%	0.65%	0.15% – 0.75%
U.S. Enhanced Market	0.95% – 1.35%	0.65%	0.30% – 0.70%

*	Prior to April 1, 2024, the Sub-Adviser’s portion for Small Cap Value was 0.10% – 0.80% and the Management fee range was 0.75% – 1.45%.

All of the Sub-Advisory fee rates are within the limits of the negotiable Sub-Advisory fee ranges pre-approved by shareholders of each Fund or Predecessor Fund, as applicable.

Fund:	Pre-Approved Negotiable Range of Sub-Advisory Fee Rates*	Sub-Advisory Fee Rates For Fiscal Year Ended October 31, 2024
Dunham Corporate/Government Bond Fund	0% - 0.70%	0.38%
Dunham Floating Rate Bond Fund	0% - 0.90%	0.19%
Dunham High-Yield Bond Fund	0% - 0.80%	0.36%
Dunham International Opportunity Bond Fund	0% - 0.95%	0.66%
Dunham Large Cap Value Fund	0% - 1.00%	0.35%
Dunham Small Cap Value Fund	0% - 1.50%	0.37%
Dunham Focused Large Cap Growth Fund	0% - 1.10%	0.36%
Dunham Small Cap Growth	0% - 1.30%	0.39%
Dunham Emerging Markets Stock Fund	0% - 1.20%	0.19%
Dunham International Stock Fund	0% - 1.00%	0.90%
Dunham Dynamic Macro Fund	0% - 1.50%	0.74%
Dunham Long/Short Credit Fund	0% - 1.50%	0.05%
Dunham Monthly Distribution Fund	0% - 1.50%	0.61%
Dunham Real Estate Stock Fund	0% - 1.00%	0.53%
Dunham U.S. Enhanced Market Fund	0% - 1.50%	0.38%

*	The range for Dunham High-Yield Bond Fund was approved by the initial Dunham High-Yield Bond Fund shareholder on July 1, 2005. The range for the Dunham Monthly Distribution Fund was approved by the initial Dunham Monthly Distribution Fund shareholder on May 14, 2008. The range for the Dunham Dynamic Macro Fund was approved by the initial Dunham Dynamic Macro Fund shareholder on April 29, 2010. The range for the Dunham Focused Large Cap Growth Fund was approved by the initial Dunham Focused Large Cap Growth Fund shareholder on December 8, 2011. The range for the Dunham Floating Rate Bond Fund was approved by the initial Dunham Floating Rate Bond Fund shareholder on November 1, 2013. The range for the Dunham International Opportunity Bond Fund was approved by the initial Dunham International Opportunity Bond Fund shareholder on November 1, 2013. The range for the Dunham U.S. Enhanced Market Fund was approved by the initial Dunham U.S. Enhanced Market Fund shareholder on May 1, 2023. All other ranges were approved by shareholders on August 26, 2005.

Fulcrum Fees, Generally. A fulcrum fee basically has two parts - the base fee and the performance fee. In a typical fulcrum fee arrangement, the base fee is the pre-determined rate at which the Sub-Adviser is paid when its net performance is in line with that of the fund’s benchmark. The base fee is adjusted up or down by the performance fee, which is derived by comparing net fund performance versus that of the fund’s benchmark over a rolling twelve-month period, in accordance with pre-determined rates of adjustment. In a fulcrum fee arrangement, a Sub-Adviser is rewarded for out-performance or penalized for under-performance in equal measure. Depending on a fund’s net performance versus its benchmark, the Sub-Adviser will receive a fee adjustment in accordance with a formula that equates a percentage of out- or under-performance to a percentage of fee increases or decreases, respectively. This formula has matching maximum and minimum ranges in which the fees can be adjusted. In addition, some fulcrum fees employ a “null zone” around the base fee, whereby very small differences in performance versus the benchmark will not trigger a fee increase or decrease. The basic idea of a fulcrum fee is that when fund performance is bad, the adviser or Sub-Adviser should sacrifice some of its fee, and when fund performance is good, the fee will increase while still permitting shareholders to reap most of the profit.

Under a fulcrum fee arrangement, it is possible that a fund could pay a Sub-Adviser more than the Base Fee, even though the performance of the fund is negative. This situation may occur when the performance of the benchmark is worse than the fund’s net performance.

The Fulcrum Fee Calculation Methodology for the Dunham Funds Sub-Advisers. In a typical fulcrum fee arrangement, the base fee is not adjusted during the first twelve months. However, under each Dunham Fund’s Sub-Advisory agreement, the performance adjustment to the base fee is calculated daily during the first twelve months, based on the average net assets of the Fund from inception of the contract to date, and the comparative performance of the Fund (Fund performance will be based on Class N share performance – had another class been used Sub-Advisory fees would be lower) to its Benchmark from inception of the contract to date, on the day of calculation. In this manner, performance counts from the very first day of each Sub-Advisory agreement.

Each Fund’s fulcrum fee will be calculated using an annual base Sub-Advisory fee rate of a specified amount of the average daily net assets of the Fund (the “Base Fee”), adjusted by the Fund’s performance over a rolling twelve-month period (or, during the first twelve months, as described above), relative to the Fund’s benchmark (the “Performance Fee”). Depending on the particular Sub-Advisory agreement, the Performance Fee can adjust the Base Fee up or down by as much as 100% of the Base Fee, such that the Sub-Advisory fee rate can vary anywhere from 0.00% (the “Minimum Fee”) to twice the Base Fee (the “Maximum Fee”).

During the first twelve months of each Fund’s Sub-Advisory agreement, the Fund will accrue, on a daily basis, the Base Fee (using the average daily net assets for the month) adjusted by the Performance Fee (using average daily net assets since the inception of the Sub-Advisory agreement), as described in the preceding paragraph (the “Fulcrum Fee”). However, because each such Sub-Advisory agreement requires that the Sub-Adviser be paid out only the monthly Minimum Fee during the first year, the Sub-Adviser in most cases will receive little or no compensation until the end of the first year. At the end of the first year of the contract, the Sub-Adviser will be paid a lump sum that reflects the accrued Fulcrum Fee over the year, less any Minimum Fees paid out during the first year. Therefore, in the first year, the proposed fulcrum fee methodology will have three elements: 1) daily calculation of the Performance Fee and daily accrual of the Fulcrum Fee; 2) monthly payment of the Minimum Fee only (if any); and 3) a lump sum payment at the end of the initial 12 month period of the accrued Fulcrum Fee less the Minimum Fee. Beginning with the thirteenth month of operation under each Sub-Advisory agreement, the performance fee will be calculated daily and paid monthly based on the Fund’s average daily net assets and performance versus the benchmark over the prior rolling twelve-month period while the base fee will be calculated using the average daily net assets for the most recent month. In other words, after the initial twelve-month period, each Fund’s fulcrum fee arrangement will become typical of such arrangements in the mutual fund industry. By virtue of using average daily net assets over a “rolling” 12-month period for purposes of calculating the Performance Fee, while using average daily net assets for the most recent month for purposes of calculating the Base Fee, the actual total Fulcrum Fee paid by a Fund to the Sub-Adviser may be higher or lower than the maximum or minimum annual rates described in the table above if the average daily net assets do not remain constant during the rolling 12-month period. There are circumstances that can cause a Fulcrum Fee to be negative. For example, if the Fund is significantly underperforming versus the Index and the Fund’s net assets have declined significantly, the monthly total Fulcrum Fee can be a negative number (although the performance fee rate used to calculate the fee can never be negative, the performance fee can be negative). In such instances, if the negative Fulcrum Fee is not earned back or offset the following month, the Sub-Adviser must reimburse the Fund the amount of the negative Fulcrum Fee within an agreed upon time. Likewise, in the case where the Fund has significantly underperformed versus the Index but net assets have increased significantly, the monthly total Fulcrum Fee can be positive although the performance fee rate may be 0.00%. In such instances, the Fund will pay the Sub-Adviser the monthly Fulcrum Fee.

The following example illustrates the Fulcrum Fee methodology employed in each Sub-Advisory agreement. In the example, the Base Fee is 0.50% with a Performance Fee of plus or minus 0.50%; thus, the Maximum Fee is 1.00% and the Minimum Fee is 0.00%. In addition, the example shows a null zone of plus or minus 0.25%, and the Sub-Advisory fee moving (after clearing the null zone) at a rate of approximately 0.01% for each 0.05% of outperformance of the benchmark. Each of these factors/rates/amounts will vary with each Sub-Advisory agreement.

SAMPLE SUB-ADVISORY FEE RATES

Cumulative 12-Month Return	Performance Fee Adjustment	Total Fee Payable to Sub-Adviser
Plus or Minus Return of Index	Plus or Minus Base Fee (0.50%)	If Plus	If Minus
2.50% or more	0.50%	1.000%	0.000%
2.35%	0.47%	0.970%	0.030%
2.20%	0.44%	0.940%	0.060%
2.05%	0.41%	0.910%	0.090%
1.90%	0.38%	0.880%	0.120%
1.75%	0.35%	0.850%	0.150%
1.60%	0.32%	0.820%	0.180%
1.45%	0.29%	0.790%	0.210%
1.30%	0.26%	0.760%	0.240%
1.15%	0.23%	0.730%	0.270%
1.00%	0.20%	0.700%	0.300%
0.85%	0.17%	0.670%	0.330%
0.70%	0.14%	0.640%	0.360%
0.55%	0.11%	0.610%	0.390%
0.40%	0.08%	0.580%	0.420%
0.26%	0.05%	0.552%	0.448%
0.25%	NULL ZONE	0.500%	0.500%
EVEN WITH INDEX	BASE FEE	0.500%	0.500%

Dunham Asset Allocation Program: The Adviser is the sponsor of the Dunham Asset Allocation Program (“Program”), an advisory wrap programs using the Dunham Funds, N or A share classes. The Programs may be used by financial advisors to diversify client portfolios among the various asset classes represented by the Dunham Funds.

The Adviser may take a portion of the revenues from wrap fees it receives from the Program and reimburse certain non-affiliated financial advisors for their product marketing and business development efforts. These reimbursements are from 0.05% to 0.25% a year, depending on the dollar amount of client assets in the Dunham Funds Class N shares. The Adviser also sponsors due diligence trips and conferences designed to enhance the financial advisor’s understanding of the offerings. Certain costs associated with attendance at these meetings may be paid by the Adviser.

The Adviser also supports industry conferences and sponsors educational events attended by clients of the financial advisors as well as the financial advisors themselves.

SUB-ADVISERS AND SUB-ADVISER PORTFOLIO MANAGERS

The Sub-Advisory fee rates earned by each the Sub-Adviser for the fiscal year ended October 31, 2024 are presented in the table above in the column entitled “Sub-Advisory Fee Rates For Fiscal Year Ended

October 31, 2024.” The Funds’ SAI provides additional information about each portfolio manager’s compensation structure, other accounts managed by the portfolio manager and the portfolio manager’s ownership of Fund shares.

Dunham Corporate/Government Bond Fund

Virtus Fixed Income Advisers, LLC (“VFIA”), Newfleet Asset Management division, an investment management firm located at One Financial Plaza, Hartford, Connecticut 06103, founded in 1989, serves as the Sub-Adviser to the Dunham Corporate/Government Bond Fund. Virtus Investment Partners, Inc. owns 100% of VFIA. As of December 31, 2024, the Newfleet Asset Management division of VFIA had approximately $15.3 billion in assets under management for a national and international client base including individuals and institutions.

The Dunham Corporate/Government Bond Fund is managed by a management team consisting of portfolio managers and analysts. David L. Albrycht and Stephen Hooker share responsibility for the day-to-day management of the Fund.

David L. Albrycht, CFA

President and Chief Investment Officer

David Albrycht is President and Chief Investment Officer of the Newfleet Asset Management division of VFIA. Prior to joining an affiliate of VFIA in 2011, Mr. Albrycht was Executive Managing Director and Senior Portfolio Manager with Goodwin Capital Advisers. He joined the Goodwin Capital Advisers multi-sector fixed income team in 1985 as a credit analyst and has managed fixed income portfolios since 1991.

Stephen Hooker

Managing Director and Portfolio Manager

Mr. Hooker joined an affiliate of VFIA in 2011 to serve as sector manager for emerging markets. He was responsible for researching issuers in Europe, the Middle East, and Africa. Prior to joining an affiliate of VFIA, Mr. Hooker was vice president, senior credit analyst at Aladdin Capital Management and Global Plus Investment Management, respectively, both of which specialize in high yield and structured credit products. He began his career in the investment industry in 1993.

Dunham Floating Rate Bond Fund

PineBridge, located at Park Avenue Tower, 65 East 55th Street, New York, New York 10022, serves as the Sub-Adviser for the Dunham Floating Rate Bond Fund. PineBridge is a Delaware limited liability company and is a wholly-owned subsidiary of PineBridge Investment Holdings US LLC which is a wholly-owned subsidiary of PineBridge Investments, L.P., a company owned by Pacific Century Group, an Asia based private investment group. Pacific Century Group is majority owned by Mr. Richard Li Tzar Kai. PineBridge provides investment advice and markets asset management products and services to clients globally. As of December 31, 2024, PineBridge managed approximately $190.3 billion in assets.

Steven Oh, CFA

Portfolio Manager

Mr. Oh has primary responsibility for the day-to-day management of the Fund since October 2021. Mr. Oh is Managing Director, Portfolio Manager, and Head of Global Credit and Fixed Income at PineBridge. He has worked at PineBridge since 2000. Mr. Oh has an MBA from Northwestern University and BS in Finance & Management from The Wharton School of the University of Pennsylvania and is a CFA Charterholder.

Laila Kollmorgen, CFA

Portfolio Manager

Ms. Kollmorgen has primary responsibility for the day-to-day management of the Fund since October 2021. Ms. Kollmorgen is Managing Director and CLO Portfolio Manager at PineBridge. She has worked at PineBridge since 2015. Ms. Kollmorgen has an MBA from The Wharton School of the University of Pennsylvania and a BA from Wellesley College and is a CFA Charterholder.

Jeremy Burton, CFA

Portfolio Manager

Mr. Burton has primary responsibility for the day-to-day management of the Fund since October 2021. Mr. Burton is Managing Director and Portfolio Manager at PineBridge. He has worked at PineBridge since 2009. Mr. Burton has an MBA from The Wharton School of the University of Pennsylvania and a BA from Harvard College and is a CFA Charterholder.

Dunham High-Yield Bond Fund

PineBridge, located at Park Avenue Tower, 65 East 55th Street, New York, New York 10022, serves as the Sub-Adviser for the Dunham High-Yield Bond Fund. PineBridge is a Delaware limited liability company and is a wholly-owned subsidiary of PineBridge Investment Holdings US LLC which is a wholly-owned subsidiary of PineBridge Investments, L.P., a company owned by Pacific Century Group, an Asia based private investment group. Pacific Century Group is majority owned by Mr. Richard Li Tzar Kai. PineBridge provides investment advice and markets asset management products and services to clients globally. As of December 31, 2024, PineBridge managed approximately $190.3 billion in assets.

John Yovanovic, CFA

Portfolio Manager

Mr. Yovanovic has primary responsibility for the day-to-day management of the Fund since July 2017. Mr. Yovanovic is a Managing Director and Co-Head of the Leveraged Finance Group at PineBridge. He has worked at PineBridge since 2001. Mr. Yovanovic has a BBA from the University of Houston in 1991 and is a CFA Charterholder.

Jeremy Burton, CFA

Portfolio Manager

Mr. Burton has primary responsibility for the day-to-day management of the Fund since December 2021. Mr. Burton is Managing Director and Portfolio Manager at PineBridge. He has worked at PineBridge since 2009. Mr. Burton has an MBA from The Wharton School of the University of Pennsylvania and a BA from Harvard College and is a CFA Charterholder.

Dunham International Opportunity Bond Fund

Virtus Fixed Income Advisers, LLC (“VFIA”), Stone Harbor Investment Partners division, 31 West 52nd Street, 16th Fl., New York, New York 10019, serves as the Sub-Adviser to the Dunham International Opportunity Bond Fund. Virtus Investment Partners, Inc. owns 100% of VFIA. As of December 31, 2024, the Stone Harbor Investment Partners division of VFIA had approximately $6.8 billion in assets under management.

The portfolio managers who are jointly and primarily responsible for the day-to-day management of the Fund are James E. Craige, CFA, David Scott, Stuart Sclater-Booth, and Simon Lau, CFA, each a Portfolio Manager at the Stone Harbor Investment Partners division of VFIA.

James E. Craige, CFA

Portfolio Manager

Mr. Craige, Portfolio Manager of the Dunham International Opportunity Bond Fund, is Chief Investment Officer of Stone Harbor Investment Partners, a division of VFIA.  Mr. Craige began managing portfolios at Stone Harbor in 2006.  Prior to Stone Harbor, Mr. Craige was a Managing Director and Senior Portfolio Manager for emerging markets debt portfolios at Salomon Brothers Asset Management Inc., which he joined in 1992.

David Scott

Portfolio Manager

Mr. Scott, Portfolio Manager of the Dunham International Opportunity Bond Fund, has served as a Portfolio Manager at the firm since 2006. Mr. Scott joined Stone Harbor Investment Partners in 2006 and is now a portfolio manager within VFIA. Prior to April 2006, he was Managing Director and Head of Traditional Investment Group responsible for the global bond portfolios at Salomon Brothers Asset Management Limited, which he joined in 1994.

Stuart Sclater-Booth

Portfolio Manager

Mr. Sclater-Booth, Portfolio Manager of the Dunham International Opportunity Bond Fund, is Deputy Chief Investment Officer of Stone Harbor Investment Partners, a division of VFIA.  Mr. Sclater-Booth began managing portfolios at Stone Harbor in 2014.  Prior to joining Stone Harbor, he served as Managing Director/Head of Emerging Markets Desk Strategy at Goldman Sachs.  Previously, he served as Executive Director/Global Head of EM Macro Strategy at JP Morgan Chase Securities.

Simon Lau, CFA

Portfolio Manager

Simon Lau, CFA, Portfolio Manager of the Dunham International Opportunity Bond Fund, has served as a Portfolio Manager since 2022. Mr. Lau joined Stone Harbor Investment Partners in 2014 and is now a portfolio manager within VFIA.  Prior to Stone Harbor, Mr. Lau served as a Vice President of LDI and Synthetics AUM at Financial Management.  He began his career in the investment industry in 2006.

Dunham Large Cap Value Fund

Great Lakes Advisors, LLC (“Great Lakes”), an investment management firm located at Metro Center, 1 Station Place, Suite 470, Stamford, CT 06902, serves as the Sub-Adviser to the Dunham Large Cap Value Fund. As of December 31, 2024, Great Lakes had approximately $18.4 billion in assets under management, including discretionary and non-discretionary (model delivery) portfolios.

The Dunham Large Cap Value Fund is managed by a team of investment professionals who share responsibility for the day-to-day management of the Fund.

Paul Roukis

CFA, Managing Director

Mr. Roukis is a Portfolio Manager on the Great Lakes Advisors Fundamental Equity Large Cap Value and Focused Large Cap Value strategies. Mr. Roukis joined a predecessor firm in 2005 and has been in the industry since 1992. Previously, he was a research analyst for more than 12 years with Sidoti & Company, Schroders, NatWest Securities and Value Line. Mr. Roukis earned a BBA from Hofstra University and is a CFA® Charterholder.

Jeff Agne

Managing Director

Mr. Agne is a Portfolio Manager on the Great Lakes Advisors Fundamental Equity Large Cap team. Mr. Agne joined a predecessor firm in 2015 and has been in the industry since 2001. Previously, he served as a co-portfolio manager for the Global Focus strategy at PineBridge Investments. He was also an Equity Research Analyst at Banc of America Securities and Schwab Soundview Capital Markets, and a Consultant for FactSet Research Systems. Mr. Agne earned a BS from the University of Vermont and an MBA from New York University’s Stern School of Business.

Jason Smith

Managing Director

Jason is a Portfolio Manager on the Great Lakes Advisors Fundamental Equity Large Cap team. Jason joined the firm in 2017 and has been in the industry since 2002. Previously, he worked as a Portfolio Manager at Rothschild & Co Asset Management US (acquired by Great Lakes Advisors in 2023).

Jason also spent five years at Bank of America Merrill Lynch as a senior analyst covering Exploration and Production, Integrated Oil, and Refining stocks, where he was voted a rising star of Wall Street research by Institutional Investor magazine in 2014. Before that, he worked at Diamondback Capital as an analyst and, prior, as an Associate at Citi Investment Research on the Integrated Oil and Refining team. Jason earned a BBA (with Distinction) from Emory University.

Dunham Small Cap Value Fund

Boston Partners Global Investors, Inc. (“Boston Partners”), located at One Beacon Street - 30th Floor, Boston, MA, 02108, serves as Sub-Adviser to the Dunham Small Cap Value Fund. Boston Partners offers investment advisory and sub-advisory services to pension and profit-sharing plans, mutual funds, and other institutional investors and had approximately $104.7 billion in assets under management as of December 31, 2024.

Stock selection for the Dunham Small Cap Value Fund is made by a team of portfolio managers, Eric A. Gandhi, CFA, Richard A. Shuster, CFA, and Gregory N. Weiss, who share primary responsibility for the day-to-day management of the Dunham Small Cap Value Fund.

Eric A. Gandhi, CFA

Portfolio Manager

Mr. Gandhi is the Portfolio Manager for WPG Partners (“WPG Partners”), a division of Boston Partners Suite of strategies. He joined WPG Partners in 2012 as a research analyst with a concentration in technology, media, telecom and consumer. Prior to joining the firm, he was a member of the Applied Value Investing program at Columbia Business School. Prior to Columbia, Mr. Gandhi was an Associate in the investment banking division at Needham & Company. He graduated with a B.S. degree from the University of Maryland and received an M.B.A. from Columbia Business School. Mr. Gandhi holds the Chartered Financial Analyst® designation. Mr. Gandhi has sixteen years of investment experience, eleven of which have been spent at WPG Partners specializing in small cap equity investing. He created and launched the WPG Partners Select Small Cap Value product at its inception in 2018.

Richard A. Shuster, CFA

Portfolio Manager

Mr. Shuster is a Portfolio Manager for WPG Partners, a division of Boston Partners Suite of strategies. He joined the firm from APM Partners, where he was a Managing Partner, responsible for managing a small cap value hedge fund. Mr. Shuster began his investment career as a financial analyst with Donaldson Lufkin & Jenrette, later moving to First City Capital, where he spent three years as a Vice President, research analyst. Mr. Shuster was a portfolio manager with Value Equity Associates where he comanaged an event-driven stock portfolio. He holds a B.S. degree in economics from the University of Pennsylvania. He also holds the Chartered Financial Analyst® designation. Mr. Shuster has forty years of investment experience, twenty-four of which have been spent at WPG Partners specializing in small cap equity investing.

Gregory N. Weiss

Portfolio Manager

Mr. Weiss is a Portfolio Manager for WPG Partners, a division of Boston Partners Suite of strategies. Mr. Weiss joined WPG Partners in 1999 to work on the firm’s Small Cap Value team. He joined the firm from Bear Stearns where he began his investment career in 1995 as an equity analyst, responsible for covering the building materials, nonferrous metals, steel and steel-related industries. Mr. Weiss holds a B.A. degree in psychology from Cornell University. He has thirty years of investment experience, twenty-four of which have been spent at WPG Partners specializing in small cap equity investing.

Dunham Focused Large Cap Growth Fund

The Ithaka Group, LLC (“Ithaka”), a Delaware Limited Liability Company founded in 2008, serves as the Sub-Adviser to the Dunham Focused Large Cap Growth Fund. Ithaka manages equity investments, primarily for high net worth individuals, pension and profit sharing plans, banks, and other institutional investors. Ithaka, which is located at 3811 N Fairfax Drive, Suite 720, Arlington, VA 22203, had approximately $1.2 billion in assets under management as of December 31, 2024.

Security selection for the Dunham Focused Large Cap Growth Fund is made by a team that consists of portfolio managers and analysts. The portfolio managers of the Ithaka team who are primarily responsible for the day-to-day management of the Dunham Focused Large Cap Growth Fund are Scott O’Gorman, Jr. and Andrew Colyer.

Scott O’Gorman, Jr., CFA

President, CIO, and Portfolio Manager

Mr. O’Gorman is a co-founder of Ithaka. Prior to co-founding Ithaka in 2007, Mr. O’Gorman was Managing Director and Senior Portfolio Manager at Sands Capital Management, which he joined in 1999. His duties included portfolio management, client service and marketing. Mr. O’Gorman holds a BA in economics from Yale University and an MBA from Columbia University.

Andrew Colyer, CFA

Director of Research and Portfolio Manager

Mr. Colyer is a founder of Ithaka. He has been the Director of Research since Ithaka’s inception. Previously he was a Research Analyst at Sands Capital Management, where he focused on coverage of Internet companies. Prior to Sands Capital, Mr. Colyer was an investment banker at Merrill Lynch and Lehman Brothers, spending most of that time covering biotechnology companies. He began his career in 1989 as a staff accountant for Price Waterhouse Coopers.

Mr. Colyer earned a BA in economics from the University of Maryland in 1989, attaining the CPA designation the same year. He earned an MBA in 1994 from the University of Virginia, where he was a Shermet Scholar. He attained the CFA designation in 2006.

Dan White, CFA, CAIA

Senior Research Analyst and Portfolio Manager

Prior to Ithaka Dan worked at Provident Funding, the 2nd largest privately held mortgage company in the US, as a Pipeline Analyst. During the summer of 2012 he worked at Geneva Capital Management, a fundamental growth manager marketing both a small-cap and mid-cap growth strategy.

Dan graduated Cum Laude with a BA in Business Administration from Furman University in 2013. He attained the CFA designation in 2017 and the CAIA designation in 2018. In 2021, he earned his MBA from the University of Chicago, graduating with honors.

Dunham Small Cap Growth Fund

Pier Capital, LLC (“Pier Capital”), 600 Summer Street Suite 203, Stamford, Connecticut 06901, established in 1987, serves as the Sub-Adviser to the Dunham Small Cap Growth Fund. Pier Capital specializes in managing Small and SMid cap growth equity portfolios for institutional clients. Pier Capital, formerly known as SEB Asset Management America Inc. (“SEB”), had approximately $730 million in assets under management as of December 31, 2024. Stock selection for the Dunham Small Cap Growth Fund is made by a team headed by the firm’s Chief Investment Officer/Portfolio Managers and supported by a group of analysts.

Mr. Alex Yakirevich is primarily responsible for the day-to-day management of the Dunham Small Cap Growth Fund.

Alex Yakirevich

Portfolio Manager, Chief Investment Officer and President

Mr. Yakirevich has been with Pier Capital since he joined as an analyst in 2004.

Dunham Emerging Markets Stock Fund

NS Partners Ltd. (“NS Partners”) is located at Southwest House, 11a Regent Street St James’s, London SW1Y 4LR, United Kingdom. Founded in 1988, NS Partners provides investment management services to pension funds, foundations, mutual funds and insurance companies around the world. NS Partners had approximately $5.5 billion in assets under management as of December 31, 2024.

Ian Beattie

Head of Emerging Asia and Co-Chief Investment Officer

Mr. Beattie joined NS Partners in 1996. He began his career at Royal Insurance as an Asian equity fund manager and also ran a balanced fund. Mr. Beattie became Head of Asia ex Japan in 1997 and Co-Chief Investment Officer in April 2009. Ian holds a B.Sc., Economics, from City University, London.

Brian Coffey

Investment Manager, Latin America and MEA

Mr. Coffey joined NS Partners in 1988 and is responsible for research and stock selection in Latin America and Africa. He became Co-Head of emerging markets in 1998. Mr. Coffey received a B.Sc., General Science, from University College, Galway and a B.Sc., Financial Economics, from the University of London.

Oliver Adcock

Investment Manager Emerging Europe

Mr. Adcock joined NS Partners in September 2007 from Accenture, where he worked in their capital markets strategy consulting division. Mr. Adcock has responsibility for European stock selection, evaluating both developed and emerging Europe. Mr. Adcock holds a Master of Chemistry, Chemistry, from New College, University of Oxford.

Mazika Li

Investment Manager, Emerging Markets

Mazika joined NS Partners in 2019 from Royal Bank of Canada, where she worked in their capital markets strategy consulting division. Mazika has responsibility for Emerging Markets stock research and works in tandem with Brian Coffey. Mazika holds a BA, American Studies, from University of Nottingham and an MSc, Management from Cass Business School, City University of London.

Luis Alves de Lima

Investment Manager, Latin America and MEA

Luis joined NS Partners in 2024 from Barings, where he was co-portfolio manager for the Barings Latin American equities fund in London. Luis has responsibility for Latin America, Middle East and Africa. Luis holds a BSc in Business from Fundação Getúlio Vargas and an MBA from the NYU Stern School of Business.

Dunham International Stock Fund

Arrowstreet Capital, Limited Partnership (“Arrowstreet”), located at 200 Clarendon Street, Floor 30, Boston, Massachusetts 02116, serves as the Sub-Adviser to the Dunham International Stock Fund. Arrowstreet specializes in offering global equity investment strategies and asset management to institutional investors. Founded in 1999, it had approximately $205.15 billion in assets under management as of December 31, 2024.

The Dunham International Stock Fund is managed by a team of investment professionals who share responsibility for the day-to-day management of the Fund.

Derek Vance, CFA

Partner and Chief Investment Officer

Derek Vance serves as a Co-Portfolio Manager for the Dunham International Stock Fund. Mr. Vance joined Arrowstreet in 2008. Mr. Vance began his investment career in 2007 and earned an A.B. from Harvard College.

Christopher Malloy, Ph.D.

Partner, Head of Research

Christopher Malloy, PhD serves as a Co-Portfolio Manager for the Dunham International Stock Fund. Prior to joining Arrowstreet in 2019, Mr. Malloy served as the Sylvan C. Coleman Chaired Professor of Financial

Management in the Finance Unit at Harvard Business School, and a Research Associate at the National Bureau of Economic Research since 2007. Mr. Malloy earned a PhD and MBA from The University of Chicago Graduate School of Business, and a BA from Yale University.

Julia Yuan

Partner and Head of Alpha Development

Ms. Yuan serves as a Co-Portfolio Manager for the Dunham International Stock Fund. Ms. Yuan joined Arrowstreet in 2012. Ms. Yuan earned an M.S. from Massachusetts Institute of Technology and a B.S. from Guanghua School of Management, Peking University.

Brandon Berger

Partner and Head of Portfolio Management

Mr. Berger currently serves as a Portfolio Manager of Arrowstreet and holds a seat on the firm’s Investment Committee. Mr. Berger joined Arrowstreet in 2013. Mr. Berger leads the portfolio construction function within the Arrowstreet portfolio management team. Mr. Berger received an MBA with a concentration in Finance from Fordham University’s Gabelli School of Business in 2011, and a BS in Business Administration with concentrations in Finance and International Business from Fordham University in 2010.

Peter Rathjens, Ph.D.

Partner and Member of Investment Team

Dr. Rathjens joined Arrowstreet in 1999. Prior to joining Arrowstreet, Dr. Rathjens oversaw all of PanAgora Asset Management’s investment strategies, with particular responsibility for the global strategies, including Global Asset Allocation, International Equities, and Emerging Market Equities.

Dunham Dynamic Macro Fund

Vontobel Asset Management, Inc. (“Vontobel”), located at 66 Hudson Boulevard, Suite 3410, New York, New York 10001, serves as Sub-Adviser to the Dunham Dynamic Macro Fund. Vontobel offers investment management services to pension plans, mutual funds and other institutional investors, and had approximately $26.6 billion in assets under management as of December 31, 2024.

Vontobel will seek the advice and assistance of its non-U.S. affiliates within Vontobel Asset Management in providing investment supervisory services to its U.S. clients (in such capacity, “Participating Affiliates”). Vontobel may, in its discretion, delegate all or a portion of its advisory or other functions (including placing trades on behalf of clients) to any Participating Affiliate. The employees of such Participating Affiliates may provide portfolio management, research, financial analysis, order placement, and other services to Vontobel’s U.S. clients. Such employees will be acting as “associated person” of the Registrant in providing such services under the direct supervision and oversight of Vontobel. Vontobel remains responsible for the advice and services provided and clients will not pay additional investment advisory fees as a result of such advice and services being rendered by such associated persons, absent disclosure and express client consent. Vontobel has agreements in place with its Participating Affiliates, which is structured in accordance with a series of SEC no-action relief letters mandating that Participating Affiliates remain subject to the regulatory supervision of both Vontobel and the SEC in certain respects.

Tim Stehle

Portfolio Manager

Tim Stehle is a portfolio manager within the Vescore Boutique managing quantitatively oriented equities and multi asset portfolios. In 2017 he moved to portfolio management. Prior to that, he implemented Vescore’s quantitative strategies as a trader within the Trading & Execution team. He joined Vontobel in 2016.

Robert Borenich

Senior Portfolio Manager

Robert Borenich is senior portfolio manager within the Vescore Boutique in Zurich. In his role, he is responsible for the management of multi asset portfolios and absolute return mandates. From 2007 to

2011, he was portfolio manager at Vontobel Asset Management’s Vienna branch, where he managed portfolios of Austrian key account clients, partially by applying a capital protection approach. He joined Vontobel in 2007.

Dunham Long/Short Credit Fund

MetLife Investment Management, LLC (“MetLife”) is located at One MetLife Way, Whippany, New Jersey 07981. MetLife is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). As of December 31, 2024, MetLife had approximately $596.9 billion in assets under management.

Joshua Lofgren, CFA

Portfolio Manager

Mr. Lofgren is a portfolio manager involved in high grade credit strategies and the Long / Short credit strategy at MetLife. Prior to joining MetLife in 2012, Mr. Lofgren worked in the securities division at Goldman Sachs in New York for nine years, working with institutional clients across a range of credit products, including investment grade and high yield credit, in both cash and derivative form. Mr. Lofgren has a Bachelor of Science in Business Administration with a concentration in finance from the University of Richmond and is a CFA charter holder.

Mr. Lofgren holds primary responsibility for the day-to-day investment decisions of the Fund.

Dunham Monthly Distribution Fund

Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) was founded in 1977 and is organized as a Massachusetts limited liability company that is controlled by active employee-members. As of December 31, 2024, GMO had approximately $64.8 billion in assets under management.

For over 40 years, GMO’s only business has been to partner with a broad range of sophisticated investors, including many of the world’s leading institutions, financial intermediaries, and philanthropic families. GMO offers a broad range of investment strategies, including equity and fixed income strategies across global developed and emerging markets, multi-asset class strategies, and alternative strategies. GMO’s global client base includes institutional investors (e.g., endowments, foundations, employee benefit, pension, and defined contribution plans, and governmental and supranational entities), family offices and high net worth individuals, and intermediaries and wealth managers (e.g., private banks and Registered Investment Advisors).

GMO’s offices include its headquarters in Boston, Massachusetts, and offices in Amsterdam, London, San Francisco (Berkeley), Singapore, and Sydney. GMO also has a representative office in Tokyo, Japan.

The GMO event driven team has primary responsibility for the day-to-day investment decisions of the Fund. Please see the team members and the biographies below.

Doug Francis

Portfolio Manager

Mr. Francis is engaged in managing GMO’s Event-Driven portfolio. Previously at GMO, he was a member of the Global Equity team. Prior to joining GMO in 2009, he was a managing director for Tisbury Capital Management LP. Previously, he was also a managing director (equities) for Sowood Capital Management LP and a managing principal at Pegasus Investments LLC. Mr. Francis earned his B.A. in Economics from Trinity College and his MBA from Boston University.

Sam Klar

Portfolio Manager

Mr. Klar is engaged in managing GMO’s Event-Driven portfolio. Previously at GMO, he was a member of the Global Equity team. Prior to joining full-time in 2006, he held a co-op position at GMO with the Emerging Markets Equity team. Mr. Klar earned his B.S. in Finance from Northeastern University.

Dunham Real Estate Stock Fund

American Assets Capital Advisers, LLC (“AACA”) is an investment adviser specializing in publicly traded real estate securities, which include Real Estate Investment Trusts (“REITs”), real estate operating companies, lodging and gaming, housing, land development and real estate services. AACA manages separate accounts, a private fund, and mutual funds for institutions and individuals focusing on global real estate securities. As of December 31, 2024, AACA’s assets under management were $314.1 million. AACA is located at 3430 Carmel Mountain Road, Suite 150, San Diego, California 92121.

Burland B. East III, CFA and Creede Murphy share primary responsibility for the day-to-day management of the Fund

Burland B. East III, CFA

Portfolio Manager, Chief Executive Officer and Chief Investment Officer

Mr. East joined AACA in August 2013. Prior to that, Mr. East worked at AACA’s predecessor firm, AAIM LLC, from October 2010 until the investment management functions for the real estate strategies were shifted to AACA in 2013. Mr. East has more than 35 years of experience on Wall Street as a Managing Director and as an NASD Broker-Dealer member-owner.

Creede Murphy

Portfolio Manager and Chief Operating Officer

Mr. Murphy joined AACA in August 2013. Prior to that, Mr. Murphy worked at AACA’s predecessor firm, AAIM LLC, from June 2011 until the investment management functions for the real estate strategies were shifted to AACA in 2013. Mr. Murphy has more than 10 years of investment experience and holds a Master of Business Administration from the University of California San Diego, and a Masters of Architecture and a Bachelors of Arts in Architecture, and is a Licensed Architect.

Dunham U.S. Enhanced Market Fund

PGIM Quantitative Solutions LLC (“PQS”), located at 655 Broad Street, 16th Floor, Newark NJ 07102, a registered investment adviser and wholly-owned subsidiary of PGIM, Inc. (“PGIM”), the global investment management businesses of Prudential Financial, Inc. (“Prudential”), a publicly traded company (NYSE: PRU). PQS began managing multi-asset portfolios for institutional investors in 1975. As of December 31, 2024, PQS’ assets under management were approximately $108.55 billion. PQS uses a team-based portfolio management approach; the below portfolios managers are responsible for day-to-day management of the Fund.

Devang Gambhirwala

Principal and Portfolio Manager

Mr. Gambhirwala is a Principal and Portfolio Manager for PQS working within the Quantitative Equity and Multi-Asset teams. He is responsible for portfolio management and research. Prior to joining PQS in 1986, Devang worked as a Quantitative Research Analyst and Assistant Portfolio Manager for PGIM. He earned a BS in computer and information sciences from the New Jersey Institute of Technology and an MBA from Rutgers University.

Marcus M. Perl

Principal and Portfolio Manager

Mr. Perl is a Principal and Portfolio Manager for PQS working within the Multi-Asset team. He is responsible for portfolio management and investment strategy. Prior to joining PQS in 2000, Marcus was a Vice President and Portfolio Manager at an affiliate subsidiary under PGIM and a Vice President at FX Concepts Inc. Marcus holds an MA in economics from the University of Southern California.

Edward J. Tostanoski III, CFA

Principal and Portfolio Manager

Mr. Tostanoski III is a Principal and Portfolio Manager for PQS working within the Multi-Asset team. He is responsible for portfolio management, investment strategy, portfolio design, and multi-asset research. Prior to joining PQS in 2018, Ed was a Portfolio Manager and Researcher for Global Macro strategies, including strategic asset allocation and tactical models for trading within and across asset classes, at Goldman Sachs Asset Management, on their Quantitative Investment Strategies and Global Portfolio Solutions teams, from 2007 to 2018. He earned a BSE in operations research and financial engineering from Princeton University.

HOW SHARES ARE PRICED

Each Fund’s shares are sold at net asset value (“NAV”). The NAV for each share class is determined at the close of regular trading (normally calculated at 4:00 p.m. Eastern time) (“Valuation Time”) on each day that the New York Stock Exchange (“NYSE”) is open for business. The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. A Fund will not treat an intraday unscheduled disruption in NYSE trading as an exchange closure and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE. The NAV takes into account, on a per class basis, the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Funds’ securities are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. NASDAQ traded securities are valued using the NASDAQ official closing price (NOCP). If there is no NOCP the value of the security shall be valued at the mean between the current bid and ask prices. Debt securities are generally valued at the mean between the closing ‘bid” and “ask” prices as reported by NASDAQ, or, if not so reported, as reported in the over-the-counter market in the United States. Certain short-term fixed-income securities may be valued based on amortized cost.

Securities traded on a foreign exchange which has not closed by the Valuation Time or for which the official closing prices are not available at the time the NAV is determined may use alternative market prices provided by a pricing service. If “market values” are not available for any securities, the Adviser will determine the “fair value “of the securities using Board-approved procedures. In those circumstances where a security’s price is not considered to be market indicative, the security’s valuation may differ from an available market quotation. Foreign portfolio securities generally are valued at the closing price on the foreign exchange on which the securities are traded. The Dunham International Stock Fund and Dunham Emerging Markets Stock Fund use systematic fair valuation models provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

HOW TO PURCHASE SHARES

Anti-Money Laundering and Customer Identification Programs

The USA PATRIOT Act requires financial institutions, including the Funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. When completing a new Application Form, you will be required to supply the Funds with information, such as your taxpayer identification number, that will assist the Funds in verifying your identity. As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

When opening an account for a foreign business, enterprise or non-U.S. person that does not have an identification number, we require alternative government-issued documentation certifying the existence of the person, business or enterprise. The Funds do not accept cash, money orders, third party checks, credit card checks, traveler’s checks, starter checks, checks drawn on non-U.S. banks outside the U.S. or other checks deemed to be high risk. Redemption of shares of the Portfolio purchased by check may be subject to a hold period until the check has been cleared by the issuing bank. To avoid such holding periods, Shares may be purchased through a broker or by wire, as described in this section.

Types of Accounts

You may buy shares of a Fund at the Fund’s NAV, next determined after you place your order. If you are making an initial investment in the Funds, you will need to open an account. The Funds will accept requests, including new Application Forms, signed electronically from a pre-approved electronic signature provider. You may establish the following types of accounts: Individual or Joint Ownership, Custodial, Trust, Corporation, Partnerships or Other Legal Entities.

●	Individual or Joint Ownership. One person owns an individual account while two or more people own a joint account. We will treat each individual owner of a joint account as authorized to give instructions on purchases, sales and exchanges of shares without notice to the other owners. However, we will require each owner’s medallion signature guarantee for any transaction requiring a medallion signature guarantee.

●	Custodial Accounts. A Custodian maintains a Uniform Gifts to Minors Act (UGMA) or Uniform Transfers to Minors Act (UTMA) account for the benefit of a minor. To open an UGMA or UTMA account, you must include the minor’s social security number on the application.

●	Trust. A trust can open an account. You must include the name of each trustee, the name of the trust and the date of the trust agreement on the application.

●	Business Accounts. Corporations, partnerships and other legal entities also may open an account. A general partner of the partnership or an authorized officer of the corporation or other legal entity must sign the application and resolution form.

Tax-Deferred Accounts

If you are eligible, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans also may be tax deductible. The types of tax-deferred accounts that may be opened are described below. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

●	Investing for Your Retirement. If you are eligible, you may set up your account under an Individual Retirement Account (IRA) or Roth IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, Keogh Account, or other retirement plan. Your financial consultant can help you determine if you are eligible. Distributions from these plans may be subject to income tax and to an additional tax if withdrawn prior to age 59 1/2 or used for a non-qualifying spouse.

●	Traditional and Roth IRAs. Please refer to the IRS Publication 590 for current contribution limits.

●	Simplified Employee Pension Plan (SEP). This plan allows small business owners (including sole proprietors) to make tax-deductible contributions for themselves and any eligible employee(s). A SEP requires an IRA (a SEP-IRA) to be set up for each SEP participant.

●	Profit Sharing or Money Purchase Pension Plan. These plans are open to corporations, partnerships and small business owners (including sole proprietors) to benefit their employees and themselves.

●	Coverdell Education Savings Account. This plan allows individuals, subject to certain income limitations, to contribute up to $2,000 annually on behalf of any child under the age of 18. Contributions are also allowed on behalf of children with special needs beyond age 18. Distributions are generally subject to income tax if not used for qualified education expenses.

Choosing a Class

If you are making your initial investment in the Funds, you must select a class of shares. The Funds offer Class A shares, Class C shares and Class N shares. Each class represents an interest in the same portfolio of securities and each has the same rights with one exception. Pursuant to the 1940 Act, you will have exclusive voting rights with respect to the Distribution Plan and Agreement pursuant to Rule 12b-1, if any, for the class you choose.

Not all share classes may be available for purchase in all states.

Different share classes allow you to choose the class that will be most beneficial to you. When deciding which class of shares of a Fund to purchase, you should consider your investment goals, present and future amounts you may invest in the Fund, and the length of time you intend to hold your shares. You should consider, given the length of time you may hold your shares, whether the ongoing expenses of Class C shares will be greater than the front-end sales charge of Class A shares and to what extent such difference may be offset by the lower ongoing expenses on Class A shares. You should also consider whether your investment in a Fund meets the minimum for Class N shares, which have no front-end sales charge and no 12b-1 fees. To help you make a determination as to which class of shares to buy, please refer back to the examples of the Funds’ expenses over time in the Fees and Expenses section for each Fund in this Prospectus. Your financial consultant can assist you in determining which class is best for you. Because all future investments in your account will be made in the share class you designate when opening the account, you should make your decision carefully.

Shares may only be purchased on days the Funds are open for business. Each Fund may authorize one or more broker/dealers to accept, on its behalf, purchase and redemption orders that are in good order. In addition, these broker/dealers may designate other financial intermediaries to accept purchase and redemption orders on the Fund’s behalf. Each Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations. This includes those from any individual or group who, in a Fund’s view, is likely to engage in, or has a history of, excessive trading.

You may purchase and redeem shares of each Fund on any day that the New York Stock Exchange is open for trading. For Class A shares and Class C shares, the initial minimum investment amount in a Fund for regular accounts is $5,000, and for tax-deferred accounts and certain tax efficient accounts is $2,000. The minimum subsequent investment is $100. For Class N shares, the minimum initial investment per Fund is $100,000 for taxable accounts and $50,000 for tax-deferred accounts. The Adviser or distributor may waive this minimum or apply the minimum on a Fund complex basis, depending on the agreement with the financial Institution offering the shares. There is no minimum subsequent investment amount for Class N shares.

Class A Shares: Class A shares are offered at their public offering price, which is net asset value per share plus the applicable sales charge. The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions. The following sales charges apply to your purchases of Class A shares of the Dunham Monthly Distribution Fund, Dunham Dynamic Macro Fund, Dunham Long/Short Credit Fund, Dunham Large Cap Value Fund, Dunham Focused Large Cap Growth Fund, Dunham Real Estate Stock Fund, Dunham International Stock Fund, Dunham Small Cap Value Fund, Dunham Small Cap Growth Fund, Dunham Emerging Markets Stock Fund, and Dunham U.S. Enhanced Market Fund, at net asset value with the following Front End Sales Charge (“FESC”) based on the amount of purchase:

Amount Invested	Sales Charge as a % of Offering Price (1)	Sales Charge as a % of Amount Invested	Dealer Reallowance
Less than $50,000	5.75%	6.10%	5.25%
$50,000 but less $100,000	4.75%	4.99%	4.25%
$100,000 but less than $250,000	3.75%	3.90%	3.25%
$250,000 but less than $500,000	3.00%	3.09%	2.50%
$500,000 but less than $1,000,000	2.00%	2.04%	1.50%
$1,000,000 or more	None	None	None

(1)	Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.

The following sales charges apply to your purchases of Class A shares of the Dunham Corporate/Government Bond Fund, Dunham High-Yield Bond Fund, Dunham Floating Rate Bond Fund and Dunham International Opportunity Bond Fund at net asset value with the following FESC based on the amount of purchase:

Amount Invested	Sales Charge as a % of Offering Price (1)	Sales Charge as a % of Amount Invested	Dealer Reallowance
Less than $50,000	4.50%	4.71%	4.00%
$50,000 but less $100,000	4.00%	4.17%	3.50%
$100,000 but less than $250,000	3.50%	3.63%	3.00%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.50%
$1,000,000 or more	None	None	None

(1)	Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.

How to Reduce Your Sales Charge for Class A Shares

You may be eligible to purchase Class A Shares for reduced sales charges. To qualify for these reductions, you or your financial intermediary must provide sufficient information, in writing and at the time of purchase, to verify that your purchase qualifies for such treatment. Consistent with the policies described in this Prospectus, you and your “immediate family” (your spouse and your children under the age of 21) may combine your Fund holdings to reduce your sales charge.

Rights of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A Shares, you may combine the value of your new purchases of Class A Shares with the value of any other Class A Shares of the Dunham Funds that you already own. In other words, the applicable initial sales charge for the new purchase is based on the total of your current purchase plus the current value of all other Class A Shares of the Dunham Funds that you own. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares.

Fund shares held as follows cannot be combined with your current purchase for purposes of reduced sales charges:

●	Shares held indirectly through financial intermediaries other than your current purchase broker-dealer (for example, shares held in a different broker-dealer’s brokerage account or with a bank, an insurance company separate account or an investment adviser);

●	Shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (for example a 401(k) plan) but not including employer sponsored IRAs;

Letters of Intent. Under a Letter of Intent (“LOI”), you commit to purchase a specified dollar amount of Class A Shares of the Fund, with a minimum of $50,000, during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full-face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested. You are not legally bound by the terms of your LOI to purchase the amount of your shares stated in the LOI. The LOI does, however, authorize the Funds to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13 month period, the Funds’ transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

Repurchase of Class A shares. If you have redeemed Class A Shares of the Fund within the past 120 days, you may repurchase an equivalent amount of Class A Shares of the Fund at NAV, without the normal front-end sales charge. In effect, this allows you to reacquire shares that you may have had to redeem, without re-paying the front-end sales charge. You may exercise this privilege only once and must notify the Fund that you intend to do so in writing. The Fund must receive your purchase order within 120 days of your redemption. Note that if you reacquire shares through separate installments (e.g., through monthly or quarterly repurchases), the sales charge waiver will only apply to those portions of your repurchase order received within 120 days of your redemption.

Sales Charge Waivers

The sales charge on purchases of Class A Shares is waived for certain types of investors, including:

●	Current and retired directors and officers of the Fund sponsored by the Adviser or any of its subsidiaries, their families (e.g., spouse, children, mother or father) and any purchases referred through the Adviser.

●	Employees of the Adviser and their families, or any full-time employee or registered representative of the distributor or of broker-dealers having dealer agreements with the distributor (a “Selling Broker”) and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).

●	Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the Fund’s shares and their immediate families.

●	Participants in certain “wrap-fee” or asset allocation programs or other fee based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the Funds’ distributor.

●	The purchase of Fund Shares, if available, through certain third-party fund “supermarkets.” Some fund supermarkets may offer Fund shares without a sales charge or with a reduced sales charge. Other fees may be charged by the service provider sponsoring the fund supermarket and transaction charges may apply to purchases and sales made through a broker-dealer.

●	Clients of registered investment advisers that have entered into arrangements with the Funds’ distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisers may charge a separate fee.

●	Institutional investors (which may include bank trust departments and registered investment advisers).

●	Any accounts established on behalf of registered investment advisers or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the Funds’ distributor.

●	Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.

●	Employee benefit or retirement plans or charitable accounts including, but not limited to, endowments, educational savings plans, Keogh Plans, 401(k) plans, profit-sharing pensions plans, defined benefit plans, Taft-Hartley multiemployer pension plans, 457 plans, 403(b) plans, non-qualified deferred compensation plans, and other defined contribution plans subject to the Employee Retirement Income Security Act of 1974, as amended, other than employee benefit or retirement plans or charitable accounts that purchase Class A Shares through brokerage relationships in which sales charges are customarily imposed. Whether a sales charge waiver is available for these types of accounts depends upon the policies and procedures of your intermediary. Please consult your financial adviser for further information.

An employer-sponsored retirement plan not currently invested in Class A shares and wishing to invest less than $1 million may invest in Class A shares, but the purchase of these shares will be subject to the applicable sales charge.

Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

●	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plan.

●	Morgan Stanley employee and employee-related accounts according to MSSB’s account linking rules.

●	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.

●	Shares purchased through a Morgan Stanley self-directed brokerage account.

●	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program.

●	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days’ following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Sales Charge Exceptions

You will not pay initial sales charges on Class A Shares purchased by reinvesting dividends and distributions.

Promotional Incentives on Dealer Commissions

The Funds’ distributor may, from time to time, provide promotional incentives, including reallowance and/or payment of up to the entire sales charge, to certain investment firms. Such incentives may, at the distributor’s discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions.

Other Sales Charge Exceptions and Contingent Deferred Sales Charge

The Funds’ distributor may pay authorized dealers commissions on individual Fund purchases of Class A shares of $1 million or more calculated as follows: 0.75% on purchases of $1 million to $3 million, 0.50% on purchases over $3 million up to and including $5 million, 0.25% on amounts over $5 million. The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A shares.

As shown, investors that purchase $1,000,000 or more of any Fund’s Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to CDSC on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on those shares redeemed.

Class C Shares: Class C shares of the Funds are sold at NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of the respective Fund. Class C shares pay up to 0.75% to 1.00% (as described above in Fees and Expenses of the Fund for each Fund) on an annualized basis of the average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to the Fund and/or shareholder services. Over time, fees paid under this distribution and service plan will increase the cost of a Class C shareholder’s investment and may cost more than other types of sales charges. Class C shares are front-end or back-end load free, so you generally will not pay any shareholder fees when you buy or sell Class C shares of the Funds.

Class N Shares: Class N shares of the Funds are sold at NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of the respective Fund. Class N shares are front-end or back-end load free, so you generally will not pay any shareholder fees when you buy or sell Class N shares of the Funds. Class N shares may be available on brokerage platforms of firms that have agreements with the Funds’ distributor to offer such shares solely when acting as an agent for the shareholder. A shareholder transacting in Class N shares in these programs may be required to pay a commission and/or other forms of compensation to the broker.

Purchasing Shares

Class A and Class C Shares

	TO OPEN AN ACCOUNT	TO ADD TO AN EXISTING ACCOUNT
By Telephone

You may not use telephone transactions for your initial purchase of a Fund’s shares. If you have elected “Telephone Privileges” on a Fund, you may call that Fund (toll-free) at:

(888) 3DUNHAM (338-6426) to request an exchange into another Fund. (Note: For security reasons, requests by telephone will be recorded.)

See “Exchanging Shares.”

If you have elected “Telephone Privileges” by completing the applicable section of the Account Application Form, call the Fund (toll-free) at:

(888) 3DUNHAM (338-6426) to place your order. You will then be able to move money from your bank account to your Fund account upon request. Only bank accounts held at domestic institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions. The minimum telephone purchase is $100. If your electronic payment is returned for any reason, a $25 fee will be assessed against your account.

By Mail

Make your check payable to “Dunham Funds.” Forward the check and your application to the address below. No third party checks will be accepted. If your check is returned for any reason, a $25 fee will be assessed against your account.

By Regular Mail:

Dunham Funds

c/o Gemini Fund Services, LLC

P.O. Box 46707

Cincinnati, OH 45246

By Overnight Delivery:

Dunham Funds

c/o Gemini Fund Services, LLC

225 Pictoria Dr, Suite 450

Cincinnati, OH 45246

Cash, third party checks, counter checks, starter checks, traveler’s checks, money orders, credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier’s checks bank official checks, and bank money orders are reviewed on a case-by-case basis and may be accepted under certain circumstances. The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Redemption of shares of a Fund purchased by check may be subject to a hold period until the check has been cleared by the issuing bank. To avoid such holding periods, shares may be purchased through a broker or by wire, as described below

Fill out the investment stub from an account statement, or indicate the Fund name and your account number on your check. Make your check payable to “Dunham Funds.” Forward the check and stub to the address below:

By Regular Mail:

Dunham Funds

c/o Gemini Fund Services, LLC

P.O. Box 46707

Cincinnati, OH 45246

By Overnight Delivery:

Dunham Funds

c/o Gemini Fund Services, LLC

225 Pictoria Dr, Suite 450

Cincinnati, OH 45246

Cash, third party checks, counter checks, starter checks, traveler’s checks, money orders, credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier’s checks bank official checks, and bank money orders are reviewed on a case-by-case basis and may be accepted under certain circumstances. The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Redemption of shares of a Fund purchased by check may be subject to a hold period until the check has been cleared by the issuing bank. To avoid such holding periods, shares may be purchased through a broker or by wire, as described below.

By Wire	If you wish to wire money to make an investment in the Fund, please call the Fund toll free at (888) 3DUNHAM (338-6426) for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds. If your electronic payment is returned for any reason, a $25 fee will be assessed against your account.

Notify the Fund of an incoming wire by calling (toll-free) (888) 3DUNHAM (338-6426) and to receive wiring instructions

Neither the Fund nor its agent is responsible for the consequences of delays resulting from the banking system or from incomplete wiring instructions. If your electronic payment is returned for any reason, a $25 fee will be assessed against your account.

Automatic Investment Plan	Open a Fund account using one of the previous methods. The minimum initial investment is $100. If by mail, be sure to include your checking account number on the appropriate section of your application and enclose a voided check with your initial purchase application. If your check or electronic payment is returned for any reason, a $25 fee will be assessed against your account.

If you did not set up an Automatic Investment Plan with your original application, call the Fund (toll-free) at (888) 3DUNHAM (338-6426).

Additional investments (minimum of $100) will be taken from your checking account automatically on a periodic basis. If your electronic payment is returned for any reason, a $25 fee will be assessed against your account.

Through Your Financial Intermediary	You may contact your financial consultant to purchase shares. Your financial consultant can tell you the time by which you must submit your order to be processed the same day.	You may contact your financial consultant to purchase shares. Your financial consultant can tell you the time by which you must submit your order to be processed the same day.

Class N Shares

Financial institutions and intermediaries on behalf of their clients may purchase Class N shares on any day that the NYSE is open for business by placing orders through the Funds’ distributor. Each Fund may authorize one or more broker/dealers to accept, on its behalf, purchase and redemption orders that are in good order. In addition, these broker/dealers may designate other financial intermediaries to accept purchase and redemption orders on the Fund’s behalf. Each Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations. This includes those from any individual or group who, in a Fund’s view, is likely to engage in, or has a history of, excessive trading.

Financial institutions and intermediaries may charge a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual financial institution or intermediary.

HOW TO REDEEM Shares

You have the right to sell (“redeem”) all or any part of your shares. Selling your shares in a Fund is referred to as a “redemption” because the Fund buys back its shares. We will redeem your shares at the net asset value next computed following receipt of your redemption request in “good order”. See “Payment of Redemption Proceeds” for further information.

Class A and Class C shares: Methods of Redemption

Method of Redemption	Redemption Procedures
By Telephone

You may authorize redemption of some or all shares in your account with the Fund by telephoning the Fund (toll free) (888) 3DUNHAM (338-6426) between 8:30 a.m. and 4:00 p.m. Eastern time on any day the Funds are open.

You will NOT be eligible to use the telephone redemption service if you:

●    have declined or canceled your telephone investment privilege;

●    wish to redeem shares valued at $50,000 or greater or if you ask us to send the redemption proceeds to an address other than the address of record or to a person other than the registered shareholder(s) for the account;

●    must provide supporting legal documents for redemption requests by corporations, trusts and partnerships;

●    a medallion signature guarantee, if necessary;

●    the telephone redemption privilege is automatically available to all new accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Funds and instruct it to remove this privilege from your account. If you own an IRA, you will be asked whether or not the Fund(s) should withhold federal income tax.

If you are redeeming shares, you may send your redemption request to

	via Regular Mail:	via Overnight Mail:
	Dunham Funds	Dunham Funds
	c/o Gemini Fund Services, LLC	c/o Gemini Fund Services, LLC
	P.O. Box 46707	225 Pictoria Dr, Suite 450
	Cincinnati, OH 45246	Cincinnati, OH 45246

By Mail

You must include the following information in your written request:

●    a letter of instruction stating the name of the Fund, the dollar amount or number of shares you are redeeming, the names in which the account is registered and your account number;

●    other supporting legal documents, if necessary, for redemption requests by corporations, trusts and partnerships;

●    a medallion signature guarantee, if necessary;

●    if you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Request in “Good Order”

For our mutual protection, all redemption requests must include:

●    your account number

●    the Fund which you are redeeming from

●    the dollar or share amount of the transaction

●    for mail requests, signatures of all owners EXACTLY as registered on the account and medallion signature guarantees, if required (medallion signature guarantees can be obtained at most banks, credit unions, and licensed securities brokers)

●    any supporting legal documentation that may be required

Your redemption request will be processed at the next determined share price (NAV) after we have received all required information in good order.

By Systematic Withdrawal Plan	The Fund offers shareholders a Systematic Withdrawal Plan. Call the Fund (toll-free) at (888) 3DUNHAM (338-6426) to obtain information on how to arrange for regular fixed withdrawal payments on a periodic basis. The minimum payment you may receive is $100 per period. Note that this plan may deplete your investment and affect your income or yield.
Through Your Financial Intermediary	Consult your account agreement for information on redeeming shares.
IMPORTANT NOTE	Once we have processed your redemption request, and a confirmation number has been given, the transaction cannot be revoked.

If you invest through a third party (rather than directly with the Adviser), the policies and fees may be different than those described herein. Banks, brokers, 401(k) plans, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Third parties may receive payments from the Adviser in connection with their offering of Fund shares to their customers, or for other services. The receipt of such payments could create an incentive for the third party to offer the Fund instead of other mutual funds where such payments are not received. Please consult a representative of your plan or financial institution for further information.

Class N shares: Methods of Redemption

You have the right to sell (“redeem”) all or any part of your shares by following the procedures established when you opened your account (see your account agreement). You may sell your Fund shares through your financial institution or intermediary or by contacting the Funds toll free at (888) 3DUNHAM (338-6426) between 8:30 a.m. and 4:00 p.m. Eastern Time on any day the Funds are open. We will redeem your shares at the NAV next computed following receipt of your redemption request in good order. See “Payment of Redemption Proceeds” for further information.

Class A and Class C shares: Payment of Redemption Proceeds

You may request redemption of your shares at any time. Your shares will be redeemed at the next NAV per share calculated after a Fund or its agents receive your request in Good Order. “Good Order” means your letter of instruction includes:

●	The name of the Fund

●	The number of shares or the dollar amount of shares to be redeemed

●	Signatures of all registered shareholders exactly as the shares are registered

●	The account number

Normally, redemptions will be processed within one business day after receiving your request in Good Order, but may take up to seven days under certain circumstances (see “Limitation on Redemption Proceeds”). You may receive the proceeds in one of three ways:

1.	We can mail a check to your account’s address. Normally, you will receive your proceeds within seven days after the Fund receives your request in Good Order. Checks will not be forwarded by the Postal Service, so please notify us if your address has changed.

2.	We can transmit the proceeds by Electronic Funds Transfer (“EFT”) to a properly pre-authorized shareholder bank account. The proceeds usually will arrive at your bank two banking days after we process your redemption.

3.	For a $15 fee, which will be deducted from your redemption proceeds; we can transmit the proceeds by wire to a pre-authorized shareholder bank account. The proceeds usually will arrive at your bank the first banking day after we process your redemption.

The Fund’s transfer agent will send redemption proceeds by wire or EFT only to the bank and account designated for the benefit of the shareholder of record or in written instructions (with signatures guaranteed) subsequently received by the transfer agent, and only if the bank is a member of the Federal Reserve System. If the dollar or share amount requested to be redeemed is greater than the current value of your account, your entire account balance will be redeemed. If you choose to redeem your account in full, any Automatic Investment Plan currently in effect for the account will be terminated unless you indicate otherwise in writing and any Systematic Withdrawal Plan will be terminated.

Class N shares: Payment of Redemption Proceeds

You may request redemption of your shares at any time. Your shares will be redeemed at the next NAV per share calculated after a Fund or its agents receive your request in Good Order.

Normally, redemptions will be processed within one business day after receiving your request in Good Order, but may take up to seven days under certain circumstances (see “Limitation on Redemption Proceeds”).

The Fund will send redemption proceeds by check, wire or EFT only to the address of record or to the bank and account designated for the benefit of the shareholder of record or in written instructions (with signatures guaranteed) subsequently received, and only if the bank is a member of the Federal Reserve System. If the dollar or share amount requested to be redeemed is greater than the current value of your account, your entire account balance will be redeemed. If you choose to redeem your account in full, any Automatic Investment Plan currently in effect for the account will be terminated unless you indicate otherwise in writing and any Systematic Withdrawal Plan will be terminated.

Limitations on Redemption Proceeds

Redemption proceeds normally are wired or mailed within one business day after receiving a request in Good Order. Payment may be delayed for up to seven days:

●	to allow your purchase to clear (as discussed below);

●	during periods of market volatility;

●	when a shareholder’s trade activity or amount adversely impacts a Fund’s ability to manage its assets; or

●	during any period when the Federal Reserve wire or applicable Federal Reserve banks are closed, other than customary weekend and holiday closings.

If you request a redemption of shares recently purchased by check (including a cashier’s check or certified check), bank draft or ACH, your redemption proceeds may not be made available for up to seven calendar days to allow the Fund to collect payment on the instrument used to purchase such shares. If the purchase instrument does not clear, your purchase order will be canceled and you will be responsible for any losses incurred by the Fund as a result of your canceled order.

In addition, the right of redemption may be suspended, or the payment of proceeds may be delayed (including beyond seven days), during any period:

●	when the NYSE is closed, other than customary weekend and holiday closings;

●	when trading on the NYSE is restricted, as determined by the SEC;

●	in which an emergency exists, as determined by the SEC, so that disposal of the Fund’s investments or determination of its NAV is not reasonably practicable; or

●	as the SEC may by order permit for the protection of Fund shareholders.

You will not accrue interest or dividends on uncashed redemption checks from the Fund when checks are undeliverable and returned to the Fund.

Methods the Funds May Use to Meet Redemption Requests

The Funds intend to pay share redemptions in cash. To ensure that the Funds have cash to meet share redemptions on any day, the Funds typically expect to hold a cash or cash equivalent reserve or sell portfolio securities.

In unusual or stressed circumstances, the Fund may generate cash in the following ways:

●	Uncommitted Line of Credit. The Fund participates in a $50,000,000 uncommitted line of credit provided by U.S. Bank, N.A. under an agreement (the “Uncommitted Line”). Any advance under the Uncommitted Line is contemplated primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Uncommitted Line is not a “committed” line of credit, which is to say that U.S. Bank, N.A. is not obligated to lend money to a Fund.

●	Redemption in Kind. Although the Funds intends to pay share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by an “in-kind” distribution of a Fund’s portfolio securities. Because the Funds have elected to be governed by Rule 18f-1 under the 1940 Act, a Fund is obligated to pay share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such share class during any 90-day period.

Medallion Signature Guarantees: Class N, Class A and Class C shares

A medallion signature guarantee assures that a signature is genuine. The medallion signature guarantee protects shareholders from unauthorized account transfers. The following institutions may guarantee signatures: banks, savings and loan associations, trust companies, credit unions, broker/dealers, and member firms of national securities exchanges. Call your financial institution to see if they have the ability to guarantee a signature. A notary public cannot provide a medallion signature guarantee.

A medallion signature guarantee of each owner is required to redeem shares in the following situations for shares held direct or as part of the Standard Asset Allocation Program (SAAP):

●	If you change ownership on your account.

●	When you want the redemption proceeds sent to a different address than that registered on the account.

●	Any redemption transmitted to a bank other than your bank of record prior to thirty-days since the bank instructions were changed.

●	If a change of address request has been received by the transfer agent within the last 30 days.

●	For all redemptions of $50,000 or more from any shareholder account.

●	If your name of record has changed.

At the discretion of the Adviser, a medallion signature guarantee may be required to redeem shares from an account. In order to avoid delays in processing a redemption, you should call the Fund toll free at (888) 3DUNHAM (338-6426) before making the redemption request.

A medallion signature guarantee of each owner may be required, to redeem shares in the following situations for shares held as part of the Custom Asset Allocation Program (CAAP), unless specific alternative requirements are met:

●	If you request to transfer the proceeds of your shares to another firm.

●	When you want the redemption proceeds sent via check, ACH or wire to a third-party not already on file as payee.

●	When you are adding a new bank account to process an incoming or outgoing wire or ACH prior to thirty-days since the bank or wire instructions were changed.

At the discretion of the Adviser, a medallion signature guarantee may be required to redeem shares from an account. In order to avoid delays in processing a redemption, you should call your Financial Adviser or Dunham & Associates Investment Counsel, Inc. at (800) 442-4358 before making the redemption request.

Corporate, Trust and Other Accounts

Redemption requests from corporate, trust and institutional accounts, and executors, administrators and guardians, require documents in addition to those described above evidencing the authority of the officers, trustees or others. In order to avoid delays in processing redemption requests for these accounts, you should call the Fund toll-free at (888) 3DUNHAM (338-6426) before making the redemption request to determine what additional documents are required.

Transfer of Ownership

In order to change the account registration or transfer ownership of an account, additional documents will be required. To avoid delays in processing these requests, you should call the Funds toll-free at (888) 3DUNHAM (338-6426) before making your request to determine what additional documents are required.

General Transaction Policies

The Funds reserve the right to:

●	Vary or waive any minimum investment requirement.

●	Refuse, change, discontinue, or temporarily suspend account services, including purchase, exchange, or telephone redemption privileges, for any reason.

●	Reject or cancel any purchase or exchange request (but not a redemption request in Good Order) for any reason. Generally, a Fund does this if the purchase or exchange is disruptive to the efficient management of the Fund (due to the timing of the investment or an investor’s history of excessive trading).

●	Redeem all shares in your account if your balance falls below the Fund’s minimum. If, within 60 days of a Fund’s written request, you have not increased your account balance, you may be required to redeem your shares. The Fund will not require you to redeem shares if the value of your account drops below the investment minimum due to fluctuations of NAV. The adviser may convert Class N shares to Class A shares if Class N share balances are not increased to the Fund’s minimum after 60 days written request.

●	Modify or terminate the Automatic Investment and Systematic Withdrawal Plans at any time.

●	Modify or terminate the exchange privilege after 60 days written notice to shareholders.

●	Reject any purchase, redemption or exchange request that does not contain all required documentation.

●	Accept certain requests or instructions via electronic mail provided you have prior approval from the Funds.

If you elect telephone privileges on the account application or in a letter to the Fund, the Fund’s transfer agent will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. The Fund’s transfer agent may request personalized security codes or other information, and may also record calls. You should verify the accuracy of your confirmation statements upon receipt and notify the Fund’s transfer agent immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call the Fund toll-free at (888) 3DUNHAM (338-6426) for instructions.

If you place an order to buy shares and your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees the Fund or the Fund’s transfer agent has incurred.

During periods of significant economic or market change, telephone transactions may be difficult to complete. If you are unable to contact the Funds by telephone, you also may mail the request to the Funds at the address listed under “Methods of Buying.”

Your broker/dealer or other financial organization may establish policies that differ from those of the Funds. For example, the organization may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this prospectus. Contact your broker/dealer or other financial organization for details.

An account may be turned over as unclaimed property to the investor’s last known state of tax residence if the account is deemed “inactive” or “lost” during the time frame specified within the applicable state’s unclaimed property laws. Investors who are residents of the state of Texas may designate a representative to receive legislatively. required unclaimed property due diligence notifications. A Texas Designation of Representative Form is available for making such an election.

HOW TO EXCHANGE SHARES

Exchange Privilege

Shares of a Fund may be exchanged without payment of any exchange fee for shares of another Fund of the same Class at their respective NAVs.

An exchange of shares is treated for federal income tax purposes as a redemption (sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. The exchange privilege is available to shareholders residing in any state in which Fund shares being acquired may be legally sold.

The Fund’s Adviser reserves the right to reject any exchange request and the exchange privilege may be modified or terminated upon notice to shareholders in accordance with applicable rules adopted by the SEC.

In order to exercise this exchange privilege, your account registrations must match. With regard to redemptions and exchanges made by telephone, the Fund’s transfer agent or distributor will request personal or other identifying information to confirm that the instructions received from shareholders or their account representatives are genuine. Calls may be recorded. If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this prospectus. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss. The Fund’s distributor and the transfer agent also will not be liable for any losses if they follow instructions by phone that they reasonably believe are genuine or if an investor is unable to execute a transaction by phone.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

As a shareholder, you are entitled to your share of the Funds’ net income and capital gains on its investments. Each Fund passes substantially all of its earnings along to its investors as distributions. When a Fund earns dividends from stocks and interest from bonds and other debt securities and distributes these earnings to shareholders, it is called a dividend. A Fund realizes capital gains when it sells securities for a higher price than it paid. When net long-term capital gains are distributed to shareholders, it is called a capital gain distribution. Net short-term capital gains are considered ordinary income and are included in dividends.

Long-term vs. Short-term capital gains:

●    Long-term capital gains are realized on securities held for more than one year and are part of your capital gain distribution.

●    Short-term capital gains are realized on securities held less than one year and are part of your dividends.

Generally, the Funds distribute dividends and capital gains annually, if any. These distributions will typically be declared in November or December and paid in November or December. The IRS requires you to report these amounts on your income tax return for the year declared.

The Fund must report to the IRS and furnish to shareholders the cost basis information for shares purchased and sold. The Fund has chosen FIFO as its standing (default) tax lot identification method for all shareholders, which means this is the method the Fund will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing NAVs, and the entire position is not sold at one time. Shareholders may, however, choose a method other than the Fund’s standing method at the time of their purchase or upon sale of covered shares. Shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders also should carefully review the cost basis information provided to them by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

Dividends attributable to the net investment income of the Dunham Long/Short Credit Fund, Corporate/Government Bond Fund, Dunham High-Yield Bond Fund, Dunham Floating Rate Bond Fund, and Dunham International Opportunity Bond Fund will be declared monthly and paid monthly.

The Dunham Monthly Distribution Fund will make monthly distributions. Please refer to the sub-heading “Distribution Policy and Goals” under the section heading “Additional Information About Principal Investment Strategies and Related Risks” for a detailed description of the Fund’s distribution policy and tax consequences.

You will receive distributions from a Fund in additional shares of the Fund unless you choose to receive your distributions in cash. If you wish to change the way in which you receive distributions, you should call toll free (888) 3DUNHAM (338-6426) for instructions.

If you have elected to receive distributions in cash, and the postal or other delivery service returns your check to the Fund as undeliverable, you will not receive interest on amounts represented by the un-cashed checks.

Federal Tax Considerations

Your investment will have tax consequences that you should consider. The following tax information in the Prospectus is provided as general information. Some of the more common federal tax consequences are described here but you should consult your tax consultant about your particular situation. Unless your investment in the Funds is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when a Fund makes distributions and when you sell Fund shares, including an exchange to another Fund. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Funds and the discussion set forth herein does not constitute tax advice. For more detailed information regarding tax considerations, see the SAI. There may be other tax considerations applicable to particular investors. In addition, income earned through an investment in the Funds may be subject to state, local and foreign taxes.

Taxes on Distributions: You will generally be subject to federal income tax and possibly state taxes on all Fund distributions. Your distributions will be taxed in the same manner whether you receive the distributions in cash or additional shares of the Fund. Distributions that are derived from net long-term capital gains will generally be taxed as long-term capital gains. Other distributions, including short-term capital gains, will be taxed as ordinary income unless the payment is a return of capital. With respect to the Dunham Monthly Distribution Fund, pursuant to its distribution policy, the Fund may make distributions that are treated as a return of capital. Return of capital is the portion of a distribution that is the return of your original investment dollars in such Fund. A return of capital is not taxable to a shareholder unless it exceeds a shareholder’s tax basis in the shares. Returns of capital reduce a shareholder’s tax cost (or “tax basis”). Once a shareholder’s tax basis is reduced to zero, any further return of capital would be taxable. The Fund will provide disclosures, with each monthly distribution, that estimate the percentages of the current and year-to-date distributions that represent (1) net investment income, (2) capital gains and (3) return of capital. At the end of the year, the Fund may be required under applicable law to re-characterize distributions made previously during that year among (1) ordinary income, (2) capital gains and (3) return of capital for tax purposes. All Dunham Funds will send detailed tax information to shareholders about the amount and type of distributions by January 31st for the prior calendar year.

Under current law, certain income distributions paid by the Fund to individual taxpayers may be taxed at rates equal to those applicable to net long-term capital gains (generally, 20%, for individuals). This tax treatment applies only if certain holding period and other requirements are satisfied by the shareholder of such Fund with respect to its shares of the Fund, and the dividends are attributable to qualified dividends received by the Fund itself. For this purpose, “qualified dividends” means dividends received by a Fund from certain

United States corporations and certain qualifying foreign corporations, provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations.

Taxes on Sales or Exchanges: If you redeem your shares of a Fund, or exchange them for shares of another Fund, you will be subject to tax on any taxable gain. Your taxable gain or loss is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should keep your account statements so that you or your tax preparer will be able to determine whether a sale or exchange will result in a taxable gain or loss.

“Buying a Dividend”: Unless your investment is in a tax-deferred account, you may want to avoid investing in a Fund close to the date of a distribution because you pay the full pre-distribution price for your shares and then receive part of your investment back as a taxable distribution.

Backup Withholding: By law, each Fund must withhold a portion of your taxable distributions and sales proceeds unless you:

●	Provide your correct social security or taxpayer identification number,

●	Certify that this number is correct

●	Certify that you are not subject to backup withholding, and

●	Certify that you are a U.S. person (including a U.S. resident alien).

A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders and discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may disrupt portfolio management strategies and hurt Fund performance. Such practices may dilute the value of Fund shares, interfere with the efficient management of a Fund’s investments and increase brokerage and administrative costs. A Fund may reject purchase orders or temporarily or permanently revoke exchange privileges if there is reason to believe that an investor is engaging in market timing activities.

An investor’s exchange privilege or right to purchase additional shares may be revoked if the redemption or exchange activity is considered excessive. A Fund may accept redemptions and exchanges in excess of the above guidelines if it believes that granting such exceptions is in the best interest of the Fund and the redemption or exchange is not part of a market timing strategy.

It is a violation of policy for an officer or Trustee of the Trust to knowingly facilitate a mutual fund purchase, redemption or exchange where the shareholder executing the transaction is engaged in any activity which violates the terms of the Funds’ Prospectus or SAI, and/or is considered not to be in the best interests of the Fund or its other shareholders.

The Fund will apply these policies and procedures uniformly to all Fund shareholders. Although the Fund intends to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers. For example, certain accounts called “omnibus accounts” include multiple shareholders. Omnibus accounts typically provide a Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult for a Fund to detect market timing, and there can be no assurance that the Fund will be able to do so. Brokers maintaining omnibus accounts with each Fund have agreed to provide shareholder transaction information, to the extent known to the broker, to each Fund upon request. If a Fund becomes aware of market timing in an omnibus account, it will work with the broker maintaining the omnibus account to identify the shareholder engaging in the market timing activity. In addition to the redemption fee, each Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or shareholders or if the Fund thinks trading is abusive.

We reserve the right to modify our policies and procedures at any time without prior notice as we deem in our sole discretion to be in the best interest of Fund shareholders, or to comply with state or Federal requirements.

DISTRIBUTION OF SHARES

Distributor: In addition to serving as Adviser to the Fund, Dunham & Associates Investment Counsel, Inc. serves as distributor of the shares of the Funds. Dunham & Associates Investment Counsel, Inc. is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Funds are offered on a continuous basis.

Distribution Fees: With respect to each Fund’s Class A shares and Class C shares, the Board of Trustees of the Trust has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that each Fund will pay the distributor or other entities a fee, which is accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Funds for distribution services. The Class C Plan provides that each Fund will pay the distributor or other entities a fee, which is accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets attributable to Class C shares of the Funds, except for Dunham Corporate/Government Bond Fund, Dunham High-Yield Bond Fund, Dunham Floating Rate Bond Fund, and Dunham International Opportunity Bond Fund, which pay 0.50%. In addition, up to 0.25% of average daily net assets attributable to Class C shares of the Funds may be paid to the distributor or other entities for shareholder services. The fee is treated by each Fund as an expense in the year it is accrued. Because these fees are paid out of each Fund’s assets attributable to that Class of shares on an ongoing basis, over time the fee may increase the cost of your investment and may cost you more than paying other types of sales charges.

Additional amounts paid under the Plans are paid to the distributor or other entities for services provided and the expenses borne by the distributor and others in the distribution of the shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund’s Class A or Class C shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the distributor or other entities may utilize fees paid pursuant to the Plans to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

In certain instances, the Adviser may pay distribution-related expenses, including providing additional compensation to brokers-dealers, financial advisers or other financial institutions (“Financial Intermediaries”). In addition, the Adviser may make substantial payments to broker-dealers or other Financial Intermediaries and service providers for distribution and/or shareholder servicing activities. Some of these distribution-related payments may be made to dealers or Financial Intermediaries for marketing, promotional, administrative and/or recordkeeping services that may promote sales of Fund shares; these payments are often referred to as “revenue sharing.” Such payments may be based on various factors, including levels of assets and/or sales (based on gross or net sales or some other criteria) of one or more funds managed by the Adviser. In some circumstances, those types of payments may relate to the Fund’s inclusion on a Financial Intermediary’s preferred list of funds offered to its clients or may create an incentive for a broker-dealer or other Financial Intermediary or its representatives to recommend or offer shares of the Fund to its customers over other funds that do not have sponsors making similar payments. You should ask your broker-dealer or Financial Intermediary for more details about any such payments it receives.

Payments by the Adviser are out of its own resources, including the profits from its advisory fees, or fees it receives under a Fund’s Class A and Class C Plans.

HOUSEHOLDING

To reduce expenses, we mail only one copy of the prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Funds toll free at (888) 3DUNHAM (338-6426) on days the Funds are open for business or contact your financial institution. We will begin sending you individual copies thirty days after receiving your request.

Additional Information

The Funds are not sponsored, endorsed, sold or promoted by Morningstar, Inc., or any of its affiliated companies (all such entities, collectively, “Morningstar Entities”). The Morningstar Entities make no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in mutual funds generally or in the Funds in particular or the ability of the Morningstar index(es) to track general equity or asset allocation market performance. The Morningstar Entities’ only relationship to the Manager is the licensing of certain service marks and service names of Morningstar and of the Morningstar index(es) contained in this prospectus which is determined, composed and calculated by the Morningstar Entities without regard to the Manager or the Funds. The Morningstar Entities have no obligation to take the needs of the Manager or the owners of the Funds into consideration in determining, composing or calculating the Morningstar index(es). The Morningstar Entities are not responsible for and has not participated in the determination of the prices and amount of the Funds’ shares or the timing of the issuance or sale of the Funds’ shares or in the determination or calculation of the equation by which the Funds’ shares are converted into cash. The Morningstar Entities have no obligation or liability in connection with the administration, marketing or trading of the Funds.

THE MORNINGSTAR ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE MORNINGSTAR INDEXES CONTAINED IN THIS PROSPECTUS OR ANY DATA INCLUDED THEREIN AND THE MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. THE MORNINGSTAR ENTITIES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE MANAGER, OWNERS OR USERS OF THE MORNINGSTAR INDEXES CONTAINED IN THIS PROSPECTUS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE MORNINGSTAR INDEXES CONTAINED IN THIS PROSPECTUS OR ANY DATA INCLUDED THEREIN. THE MORNINGSTAR ENTITIES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE MORNINGSTAR INDEXES CONTAINED IN THIS PROSPECTUS OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE MORNINGSTAR ENTITIES HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past 5 years or, if shorter, the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information for the Funds for the years ending October 31, 2024 and October 31, 2023 has been derived from the financial statements audited by Cohen & Company, Ltd., whose report, along with the Funds’ financial statements, are included in the Funds’ October 31, 2024 Annual Financial Statements, which is available upon request. Information prior to October 31, 2023 was audited by the Funds’ former Independent Registered Public Accounting firm.

Financial data for the period ending October 31, 2024 is available at no cost by visiting www.dunham.com or by calling toll free (888) 3DUNHAM (338-6426).

Dunham Corporate/Government Bond Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$11.76	$12.01	$14.41	$14.44	$14.02
Income (loss) from investment operations:
Net investment income*	0.53	0.45	0.22	0.19	0.28
Net realized and unrealized gain (loss)	0.80	(0.29)	(2.38)	(0.01)	0.44
Total income (loss) from investment operations	1.33	0.16	(2.16)	0.18	0.72
Less distributions:
Distributions from net investment income	(0.52)	(0.41)	(0.24)	(0.21)	(0.30)
Total distributions	(0.52)	(0.41)	(0.24)	(0.21)	(0.30)
Net asset value, end of year	$12.57	$11.76	$12.01	$14.41	$14.44

Total return + #	11.45%	1.23%	(15.12)%	1.23%	5.17%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$188,099	$111,045	$48,744	$78,345	$61,209
Ratios of expenses to average net assets:	1.14%	1.17%	1.34%	1.25%	1.24%
Ratios of net investment income to average net assets	4.24%	3.60%	1.67%	1.30%	1.99%
Portfolio turnover rate	53%	29%	35%	59%	75%

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2024	2023	2022	2021	2020	2024	2023	2022	2021	2020
Net asset value, beginning of year	$11.75	$12.00	$14.39	$14.42	$14.01	$11.66	$11.91	$14.28	$14.31	$13.91
Income (loss) from investment operations:
Net investment income*	0.50	0.41	0.19	0.15	0.25	0.43	0.34	0.13	0.08	0.18
Net realized and unrealized gain (loss)	0.79	(0.28)	(2.37)	(0.01)	0.42	0.79	(0.27)	(2.36)	(0.01)	0.41
Total income (loss) from investment operations	1.29	0.13	(2.18)	0.14	0.67	1.22	0.07	(2.23)	0.07	0.59
Less distributions:
Distributions from net investment income	(0.49)	(0.38)	(0.21)	(0.17)	(0.26)	(0.43)	(0.32)	(0.14)	(0.10)	(0.19)
Total distributions	(0.49)	(0.38)	(0.21)	(0.17)	(0.26)	(0.43)	(0.32)	(0.14)	(0.10)	(0.19)
Net asset value, end of year	$12.55	$11.75	$12.00	$14.39	$14.42	$12.45	$11.66	$11.91	$14.28	$14.31

Total return + #	11.09%	1.00%	(15.29)%	0.98%	4.84%	10.54%	0.50%	(15.68)%	0.49%	4.29%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$14,108	$15,680	$6,376	$9,593	$8,490	$2,360	$2,428	$2,418	$2,678	$2,886
Ratios of expenses to average net assets:	1.39%	1.42%	1.59%	1.50%	1.49%	1.89%	1.92%	2.09%	2.00%	1.99%
Ratios of net investment income to average net assets	3.97%	3.35%	1.42%	1.05%	1.75%	3.48%	2.74%	0.96%	0.56%	1.31%
Portfolio turnover rate	53%	29%	35%	59%	75%	53%	29%	35%	59%	75%

*	The net investment income per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

Dunham Floating Rate Bond Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$8.55	$8.44	$9.18	$8.90	$9.36
Income (loss) from investment operations:
Net investment income*	0.80	0.76	0.41	0.27	0.34
Net realized and unrealized gain (loss)	0.09	0.15	(0.72)	0.32	(0.47)
Total income (loss) from investment operations	0.89	0.91	(0.31)	0.59	(0.13)
Less distributions:
Distributions from net investment income	(0.79)	(0.80)	(0.43)	(0.31)	(0.33)
Total distributions	(0.79)	(0.80)	(0.43)	(0.31)	(0.33)
Net asset value, end of year	$8.65	$8.55	$8.44	$9.18	$8.90

Total return + #	10.76%	11.18%	(3.46)%	6.63%	(1.30)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$128,746	$98,042	$152,134	$173,112	$135,536
Ratios of expenses to average net assets (including interest expense) (1):	1.02%	1.17%	1.04%	0.90%	1.00%
Ratios of net investment income to average net assets:	9.20%	8.83%	4.67%	2.97%	3.81%
Portfolio turnover rate	80%	21%	56%	135%	76%

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2024	2023	2022	2021	2020	2024	2023	2022	2021	2020
Net asset value, beginning of year	$8.54	$8.43	$9.17	$8.89	$9.35	$8.54	$8.43	$9.18	$8.89	$9.35
Income (loss) from investment operations:
Net investment income*	0.78	0.74	0.39	0.25	0.32	0.74	0.70	0.35	0.21	0.27
Net realized and unrealized gain (loss)	0.09	0.15	(0.72)	0.32	(0.47)	0.08	0.14	(0.74)	0.32	(0.46)
Total income (loss) from investment operations	0.87	0.89	(0.33)	0.57	(0.15)	0.82	0.84	(0.39)	0.53	(0.19)
Less distributions:
Distributions from net investment income	(0.77)	(0.78)	(0.41)	(0.29)	(0.31)	(0.72)	(0.73)	(0.36)	(0.24)	(0.27)
Total distributions	(0.77)	(0.78)	(0.41)	(0.29)	(0.31)	(0.72)	(0.73)	(0.36)	(0.24)	(0.27)
Net asset value, end of year	$8.64	$8.54	$8.43	$9.17	$8.89	$8.64	$8.54	$8.43	$9.18	$8.89

Total return + #	10.50%	10.90%	(3.70)%	6.39%	(1.56)%	9.95%	10.35%	(4.30)%	5.98%	(2.06)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$8,684	$11,611	$20,569	$22,225	$19,705	$4,915	$5,684	$6,495	$6,732	$6,800
Ratios of expenses to average net assets (including interest expense) (2):	1.29%	1.41%	1.29%	1.15%	1.25%	1.79%	1.93%	1.80%	1.65%	1.75%
Ratios of net investment income to average net assets:	9.02%	8.56%	4.44%	2.73%	3.56%	8.50%	8.14%	3.95%	2.24%	3.07%
Portfolio turnover rate	80%	21%	56%	135%	76%	80%	21%	56%	135%	76%

*	The net investment income per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

(1)	Ratios of expenses to average net assets (excluding interest expense):	1.02%	1.08%

(2)	Ratios of expenses to average net assets (excluding interest expense):	1.29%	1.32%	1.79%	1.84%

Dunham High-Yield Bond Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$8.04	$8.00	$9.34	$8.88	$8.97
Income (loss) from investment operations:
Net investment income*	0.55	0.55	0.43	0.38	0.41
Net realized and unrealized gain (loss)	0.61	0.03	(1.36)	0.46	(0.09)
Total income (loss) from investment operations	1.16	0.58	(0.93)	0.84	0.32
Less distributions:
Distributions from net investment income	(0.54)	(0.54)	(0.41)	(0.38)	(0.41)
Total distributions	(0.54)	(0.54)	(0.41)	(0.38)	(0.41)
Net asset value, end of year	$8.66	$8.04	$8.00	$9.34	$8.88

Total return + #	14.64%	7.44%	(10.09)%	9.54%	3.74%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$184,016	$98,539	$81,243	$101,951	$83,009
Ratios of expenses to average net assets (including interest expense) :	1.17%	1.23%	1.19%	1.17%	1.14%
Ratios of net investment income to average net assets:	6.38%	6.71%	4.96%	4.07%	4.69%
Portfolio turnover rate	57%	28%	36%	69%	75%

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2024	2023	2022	2021	2020	2024	2023	2022	2021	2020
Net asset value, beginning of year	$8.14	$8.09	$9.44	$8.97	$9.06	$7.99	$7.96	$9.29	$8.83	$8.92
Income (loss) from investment operations:
Net investment income*	0.54	0.53	0.41	0.36	0.39	0.49	0.48	0.36	0.31	0.34
Net realized and unrealized gain (loss)	0.60	0.04	(1.37)	0.47	(0.09)	0.59	0.03	(1.34)	0.46	(0.09)
Total income (loss) from investment operations	1.14	0.57	(0.96)	0.83	0.30	1.08	0.51	(0.98)	0.77	0.25
Less distributions:
Distributions from net investment income	(0.51)	(0.52)	(0.39)	(0.36)	(0.39)	(0.47)	(0.48)	(0.35)	(0.31)	(0.34)
Total distributions	(0.51)	(0.52)	(0.39)	(0.36)	(0.39)	(0.47)	(0.48)	(0.35)	(0.31)	(0.34)
Net asset value, end of year	$8.77	$8.14	$8.09	$9.44	$8.97	$8.60	$7.99	$7.96	$9.29	$8.83

Total return + #	14.29%	7.22%	(10.32)%	9.29%	3.44%	13.75%	6.55%	(10.71)%	8.79%	2.95%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$13,976	$14,543	$12,650	$13,592	$12,127	$3,282	$3,577	$3,830	$4,746	$4,663
Ratios of expenses to average net assets (including interest expense) :	1.43%	1.48%	1.44%	1.42%	1.39%	1.93%	1.98%	1.94%	1.92%	1.89%
Ratios of net investment income to average net assets:	6.18%	6.46%	4.72%	3.82%	4.44%	5.72%	5.94%	4.21%	3.32%	3.93%
Portfolio turnover rate	57%	28%	36%	69%	75%	57%	28%	36%	69%	75%

*	The net investment income per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

Dunham International Opportunity Bond Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$7.22	$6.96	$9.18	$9.05	$9.43
Income (loss) from investment operations:
Net investment income *	0.38	0.37	0.31	0.21	0.19
Net realized and unrealized gain (loss)	0.67	0.43	(2.15)	0.15	(0.37)
Total income (loss) from investment operations	1.05	0.80	(1.84)	0.36	(0.18)
Less distributions:
Distributions from net investment income	(0.36)	(0.38)	(0.38)	(0.23)	(0.11)
Distributions from net realized gains	—	—	(0.00)	—	(0.02)
Distributions from capital	(0.03)	(0.16)	—	—	(0.07)
Total distributions	(0.39)	(0.54)	(0.38)	(0.23)	(0.20)
Net asset value, end of year	$7.88	$7.22	$6.96	$9.18	$9.05

Total return + #	14.75%	11.67%	(20.52)%	3.93%	(1.81)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$70,486	$46,613	$29,209	$62,423	$41,346
Ratios of expenses to average net assets (including interest expense) (1):	1.74%	1.68%	1.33%	1.78%	1.36%
Ratios of net investment income to average net assets:	4.88%	4.97%	3.83%	2.21%	2.08%
Portfolio turnover rate	77%	50%	58%	40%	138%

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2024	2023	2022	2021	2020	2024	2023	2022	2021	2020
Net asset value, beginning of year	$7.14	$6.89	$9.08	$8.96	$9.34	$6.93	$6.70	$8.84	$8.73	$9.11
Income from investment operations:
Net investment income*	0.35	0.34	0.29	0.18	0.17	0.30	0.30	0.25	0.13	0.10
Net realized and unrealized gain (loss)	0.67	0.44	(2.12)	0.14	(0.37)	0.65	0.42	(2.07)	0.14	(0.33)
Total income (loss) from investment operations	1.02	0.78	(1.83)	0.32	(0.20)	0.95	0.72	(1.82)	0.27	(0.23)
Less distributions:
Distributions from net investment income	(0.34)	(0.37)	(0.36)	(0.20)	(0.09)	(0.30)	(0.33)	(0.32)	(0.16)	(0.06)
Distributions from net realized gains	—	—	(0.00)	—	(0.02)	—	—	(0.00)	—	(0.02)
Distributions from capital	(0.03)	(0.16)	—	—	(0.07)	(0.03)	(0.16)	—	—	(0.07)
Total distributions	(0.37)	(0.53)	(0.36)	(0.20)	(0.18)	(0.33)	(0.49)	(0.32)	(0.16)	(0.15)
Net asset value, end of year	$7.79	$7.14	$6.89	$9.08	$8.96	$7.55	$6.93	$6.70	$8.84	$8.73

Total return + #	14.47%	11.38%	(20.62)%	3.60%	(2.03)%	13.91%	10.85%	(21.01)%	3.07%	(2.48)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$5,313	$7,037	$4,787	$9,179	$6,722	$814	$909	$854	$1,320	$1,180
Ratios of expenses to average net assets (including interest expense) (2):	1.99%	1.93%	1.58%	2.03%	1.61%	2.49%	2.43%	2.08%	2.53%	2.11%
Ratios of net investment income to average net assets:	4.59%	4.71%	3.61%	1.96%	1.91%	4.10%	4.19%	3.13%	1.44%	1.21%
Portfolio turnover rate	77%	50%	58%	40%	138%	77%	50%	58%	40%	138%

*	The net investment income per share data was determined using the average shares outstanding throughout the year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

(1)	Ratios of expenses to average net assets (excluding interest expense):	1.74%	1.67%	1.32%

(2)	Ratios of expenses to average net assets (excluding interest expense):	1.99%	1.92%	1.57%	2.49%	2.42%	2.07%

Dunham Large Cap Value Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$16.23	$16.90	$19.59	$13.58	$14.96
Income (loss) from investment operations:
Net investment income *	0.18	0.20	0.14	0.13	0.17
Net realized and unrealized gain (loss)	4.93	(0.38)	(1.57)	6.03	(1.03)
Total income (loss) from investment operations	5.11	(0.18)	(1.43)	6.16	(0.86)
Less distributions:
Distributions from net investment income	(0.23)	(0.16)	(0.11)	(0.15)	(0.18)
Distributions from net realized gains	(0.71)	(0.33)	(1.15)	—	(0.34)
Total distributions	(0.94)	(0.49)	(1.26)	(0.15)	(0.52)
Net asset value, end of year	$20.40	$16.23	$16.90	$19.59	$13.58

Total return + #	32.47%	(1.14)%	(7.96)%	45.69%	(6.15)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$135,788	$115,719	$141,436	$129,641	$73,557
Ratios of expenses to average net assets:
Before fees paid indirectly (1)	1.19%	1.04%	1.26%	1.10%	1.24%
After fees paid indirectly (1)	1.19%	1.04%	1.26%	1.10%	1.24%
Ratios of net investment income to average net assets:
Before fees paid indirectly (1)	0.95%	1.19%	0.79%	0.72%	1.25%
After fees paid indirectly (1)	0.95%	1.19%	0.79%	0.72%	1.25%
Portfolio turnover rate	23%	29%	23%	33%	43%

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2024	2023	2022	2021	2020	2024	2023	2022	2021	2020
Net asset value, beginning of year	$16.11	$16.78	$19.46	$13.50	$14.87	$15.06	$15.74	$18.40	$12.80	$14.17
Income (loss) from investment operations:
Net investment income (loss)*	0.13	0.16	0.09	0.08	0.14	(0.01)	0.03	(0.04)	(0.04)	0.03
Net realized and unrealized gain (loss)	4.90	(0.39)	(1.55)	6.00	(1.03)	4.57	(0.35)	(1.47)	5.69	(0.98)
Total income (loss) from investment operations	5.03	(0.23)	(1.46)	6.08	(0.89)	4.56	(0.32)	(1.51)	5.65	(0.95)
Less distributions:
Distributions from net investment income	(0.18)	(0.11)	(0.07)	(0.12)	(0.14)	(0.10)	(0.03)	0.00	(0.05)	(0.08)
Distributions from net realized gains	(0.71)	(0.33)	(1.15)	—	(0.34)	(0.71)	(0.33)	(1.15)	—	(0.34)
Total distributions	(0.89)	(0.44)	(1.22)	(0.12)	(0.48)	(0.81)	(0.36)	(1.15)	(0.05)	(0.42)
Net asset value, end of year	$20.25	$16.11	$16.78	$19.46	$13.50	$18.81	$15.06	$15.74	$18.40	$12.80

Total return + #	32.16%	(1.41)%	(8.18)%	45.28%	(6.33)%	31.14%	(2.09)%	(8.90)%	44.20%	(7.05)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$16,518	$17,853	$22,784	$27,023	$16,855	$3,556	$3,139	$3,958	$4,683	$3,897
Ratios of expenses to average net assets:
Before fees paid indirectly (1)	1.44%	1.29%	1.51%	1.35%	1.49%	2.19%	2.04%	2.26%	2.10%	2.24%
After fees paid indirectly (1)	1.44%	1.29%	1.51%	1.35%	1.49%	2.19%	2.04%	2.26%	2.10%	2.24%
Ratios of net investment income (loss) to average net assets:
Before fees paid indirectly (1)	0.72%	0.94%	0.52%	0.47%	1.00%	(0.05)%	0.19%	(0.23)%	(0.27)%	0.23%
After fees paid indirectly (1)	0.72%	0.94%	0.52%	0.47%	1.00%	(0.05)%	0.19%	(0.23)%	(0.27)%	0.23%
Portfolio turnover rate	23%	29%	23%	33%	43%	23%	29%	23%	33%	43%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

(1)	Differences represent an amount less than 0.005%.

Dunham Small Cap Value Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$13.38	$15.38	$18.65	$11.91	$14.67
Income (loss) from investment operations:
Net investment income *	0.11	0.09	0.07	0.11	0.10
Net realized and unrealized gain (loss)	3.51	(0.92)	(1.27)	6.78	(2.86)
Total income (loss) from investment operations	3.62	(0.83)	(1.20)	6.89	(2.76)
Less distributions:
Distributions from net investment income	(0.09)	(0.01)	(0.09)	(0.14)	—
Distributions from net realized gains	(0.37)	(1.16)	(1.98)	(0.01)	—
Total distributions	(0.46)	(1.17)	(2.07)	(0.15)	—
Net asset value, end of year	$16.54	$13.38	$15.38	$18.65	$11.91

Total return + #	27.20%	(5.61)%	(7.65)%	58.16%	(18.81)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$88,294	$51,360	$59,955	$72,651	$42,444
Ratios of expenses to average net assets (including interest expense)(a):
Before fees paid indirectly (1)	1.31%	1.69%	1.67%	1.05%	1.26%
After fees paid indirectly (1)	1.30%	1.63%	1.61%	1.05%	1.17%
Ratios of net investment income to average net assets: (a)(b)
Before fees paid indirectly	0.65%	0.53%	0.34%	0.67%	0.72%
After fees paid indirectly	0.66%	0.60%	0.41%	0.67%	0.81%
Portfolio turnover rate	159%	95%	83%	87%	135%

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2024	2023	2022	2021	2020	2024	2023	2022	2021	2020
Net asset value, beginning of year	$13.07	$15.07	$18.31	$11.70	$14.45	$10.67	$12.60	$15.70	$10.05	$12.51
Income (loss) from investment operations:
Net investment income (loss) *	0.07	0.05	0.03	0.08	0.07	(0.04)	(0.04)	(0.08)	(0.04)	(0.02)
Net realized and unrealized gain (loss)	3.42	(0.89)	(1.24)	6.65	(2.82)	2.79	(0.73)	(1.04)	5.72	(2.44)
Total income (loss) from investment operations	3.49	(0.84)	(1.21)	6.73	(2.75)	2.75	(0.77)	(1.12)	5.68	(2.46)
Less distributions:
Distributions from net investment income	(0.05)	—	(0.05)	(0.11)	—	—	0.00	—	(0.02)	—
Distributions from net realized gains	(0.37)	(1.16)	(1.98)	(0.01)	—	(0.37)	(1.16)	(1.98)	(0.01)	—
Total distributions	(0.42)	(1.16)	(2.03)	(0.12)	—	(0.37)	(1.16)	(1.98)	(0.03)	—
Net asset value, end of year	$16.14	$13.07	$15.07	$18.31	$11.70	$13.05	$10.67	$12.60	$15.70	$10.05

Total return + #	26.87%	(5.81)%	(7.86)%	57.71%	(19.03)%	25.93%	(6.53)%	(8.62)%	56.55%	(19.66)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$8,983	$6,924	$8,331	$12,795	$8,955	$1,900	$1,690	$2,314	$2,794	$2,064
Ratios of expenses to average net assets (including interest expense)(a):
Before fees paid indirectly (2)	1.58%	1.94%	1.92%	1.30%	1.51%	2.34%	2.69%	2.67%	2.05%	2.26%
After fees paid indirectly (2)	1.56%	1.88%	1.86%	1.30%	1.42%	2.32%	2.63%	2.61%	2.05%	2.17%
Ratios of net investment income (loss) to average net assets: (a)(b)
Before fees paid indirectly	0.41%	0.29%	0.12%	0.46%	0.46%	(0.34)%	(0.45)%	(0.67)%	(0.31)%	(0.29)%
After fees paid indirectly	0.43%	0.35%	0.17%	0.46%	0.55%	(0.32)%	(0.38)%	(0.61)%	(0.31)%	(0.20)%
Portfolio turnover rate	159%	95%	83%	87%	135%	159%	95%	83%	87%	135%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net assets may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

!	The amount of net investment income (loss) on investment per share does not accord with the amounts in the Statements of Operations.

(a)	Does not Include the expenses of other investment companies in which the Fund invests.

(b)	Recognition of net investment income by the Fund is affected by the timing of declarations of dividends by the underlying investment companies in which the Fund invests.

(1)	Ratios of expenses to average net assets (excluding interest expense):

Before fees paid indirectly	1.31%	1.68%
After fees paid indirectly	1.30%	1.62%

(2)	Ratios of expenses to average net assets (excluding interest expense):

Before fees paid indirectly	1.58%	1.93%	2.34%	2.68%
After fees paid indirectly	1.56%	1.87%	2.32%	2.62%

Dunham Focused Large Cap Growth Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$31.01	$24.57	$43.94	$33.67	$24.24
Income (loss) from investment operations:
Net investment loss*	(0.33)	(0.21)	(0.20)	(0.36)	(0.32)
Net realized and unrealized gain (loss)	13.81	6.65	(15.89)	11.47	10.58
Total income (loss) from investment operations	13.48	6.44	(16.09)	11.11	10.26
Less distributions:
Distributions from net realized gains	(0.84)	—	(3.28)	(0.84)	(0.83)
Total distributions	(0.84)	—	(3.28)	(0.84)	(0.83)
Net asset value, end of year	$43.65	$31.01	$24.57	$43.94	$33.67

Total return + #	44.02%	26.21%	(39.47)%	33.44%	43.39%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$151,473	$121,318	$143,425	$156,938	$108,816
Ratios of expenses to average net assets:
Before fee waivers and fees paid indirectly (1)	1.20%	1.23%	1.01%	1.12%	1.30%
After fee waivers and fees paid indirectly (1)	1.20%	1.23%	1.01%	1.12%	1.30%
Ratios of net investment loss to average net assets:
Before fee waivers and fees paid indirectly (1)	(0.82)%	(0.74)%	(0.67)%	(0.92)%	(1.08)%
After fee waivers and fees paid indirectly (1)	(0.82)%	(0.74)%	(0.67)%	(0.92)%	(1.08)%
Portfolio turnover rate	11%	17%	9%	27%	17%

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2024	2023	2022	2021	2020	2024	2023	2022	2021	2020
Net asset value, beginning of year	$29.93	$23.77	$42.73	$32.84	$23.71	$26.94	$21.56	$39.33	$30.51	$22.25
Income (loss) from investment operations:
Net investment loss*	(0.42)	(0.28)	(0.28)	(0.45)	(0.38)	(0.63)	(0.45)	(0.46)	(0.68)	(0.55)
Net realized and unrealized gain (loss)	13.32	6.44	(15.40)	11.18	10.34	11.94	5.83	(14.03)	10.34	9.64
Total income (loss) from investment operations	12.90	6.16	(15.68)	10.73	9.96	11.31	5.38	(14.49)	9.66	9.09
Less distributions:
Distributions from net realized gains	(0.84)	—	(3.28)	(0.84)	(0.83)	(0.84)	—	(3.28)	(0.84)	(0.83)
Total distributions	(0.84)	—	(3.28)	(0.84)	(0.83)	(0.84)	—	(3.28)	(0.84)	(0.83)
Net asset value, end of year	$41.99	$29.93	$23.77	$42.73	$32.84	$37.41	$26.94	$21.56	$39.33	$30.51

Total return + #	43.65%	25.91%	(39.62)%	33.13%	43.09%	42.57%	24.95%	(40.07)%	32.13%	41.97%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$21,365	$21,901	$24,711	$37,270	$31,205	$9,290	$6,706	$7,483	$13,911	$10,414
Ratios of expenses to average net assets:
Before fee waivers and fees paid indirectly (1)	1.46%	1.48%	1.26%	1.37%	1.55%	2.20%	2.25%	2.01%	2.12%	2.30%
After fee waivers and fees paid indirectly (1)	1.46%	1.48%	1.26%	1.37%	1.55%	2.20%	2.25%	2.01%	2.12%	2.30%
Ratios of net investment loss to average net assets:
Before fee waivers and fees paid indirectly (1)	(1.08)%	(0.99)%	(0.93)%	(1.17)%	(1.34)%	(1.82)%	(1.76)%	(1.69)%	(1.92)%	(2.08)%
After fee waivers and fees paid indirectly (1)	(1.08)%	(0.99)%	(0.93)%	(1.17)%	(1.34)%	(1.82)%	(1.76)%	(1.69)%	(1.92)%	(2.08)%
Portfolio turnover rate	11%	17%	9%	27%	17%	11%	17%	9%	27%	17%

*	The net investment loss per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

(1)	Differences represent an amount less than 0.005%.

Dunham Small Cap Growth Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$14.50	$14.73	$27.93	$21.62	$16.00
Income (loss) from investment operations:
Net investment loss*	(0.13)	(0.15)	(0.12)	(0.38)	(0.23)
Net realized and unrealized gain (loss) (a)	4.87	(0.08)	(9.04)	10.50	6.15
Total income (loss) from investment operations	4.74	(0.23)	(9.16)	10.12	5.92
Less distributions:
Distributions from net investment income	—	—	(0.19)	(0.28)	(0.05)
Distributions from net realized gains	—	—	(3.85)	(3.53)	(0.25)
Total distributions	—	—	(4.04)	(3.81)	(0.30)
Net asset value, end of year	$19.24	$14.50	$14.73	$27.93	$21.62

Total return + #	32.69%	(1.56)%	(37.42)%	49.28%	37.55%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$64,420	$46,905	$65,064	$63,287	$42,792
Ratios of expenses to average net assets:
Before fees paid indirectly	1.33%	1.56%	1.17%	1.83%	1.78%
After fees paid indirectly	1.32%	1.55%	1.14%	1.83%	1.75%
Ratios of net investment loss to average net assets:
Before fees paid indirectly	(0.71)%	(0.99)%	(0.72)%	(1.47)%	(1.34)%
After fees paid indirectly	(0.70)%	(0.98)%	(0.70)%	(1.47)%	(1.31)%
Portfolio turnover rate	100%	95%	92%	111%	178%

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2024	2023	2022	2021	2020	2024	2023	2022	2021	2020
Net asset value, beginning of year	$13.30	$13.55	$26.04	$20.36	$15.09	$8.70	$8.93	$18.62	$15.39	$11.54
Income (loss) from investment operations:
Net investment loss*	(0.16)	(0.17)	(0.17)	(0.42)	(0.26)	(0.18)	(0.19)	(0.19)	(0.44)	(0.29)
Net realized and unrealized gain (loss) (a)	4.47	(0.08)	(8.34)	9.86	5.80	2.90	(0.04)	(5.64)	7.33	4.39
Total income (loss) from investment operations	4.31	(0.25)	(8.51)	9.44	5.54	2.72	(0.23)	(5.83)	6.89	4.10
Less distributions:
Distributions from net investment income	—	—	(0.13)	(0.23)	(0.02)	—	—	(0.01)	(0.13)	—
Distributions from net realized gains	—	—	(3.85)	(3.53)	(0.25)	—	—	(3.85)	(3.53)	(0.25)
Total distributions	—	—	(3.98)	(3.76)	(0.27)	—	—	(3.86)	(3.66)	(0.25)
Net asset value, end of year	$17.61	$13.30	$13.55	$26.04	$20.36	$11.42	$8.70	$8.93	$18.62	$15.39

Total return + #	32.41%	(1.85)%	(37.55)%	48.93%	37.18%	31.26%	(2.58)%	(37.99)%	47.87%	36.10%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$8,879	$8,172	$11,795	$20,357	$12,750	$1,935	$1,629	$2,210	$3,730	$2,619
Ratios of expenses to average net assets:
Before fees paid indirectly	1.60%	1.80%	1.42%	2.08%	2.03%	2.35%	2.57%	2.17%	2.83%	2.78%
After fees paid indirectly	1.59%	1.78%	1.39%	2.08%	2.00%	2.33%	2.55%	2.14%	2.83%	2.75%
Ratios of net investment loss to average net assets:
Before fees paid indirectly	(0.98)%	(1.23)%	(0.97)%	(1.72)%	(1.57)%	(1.73)%	(2.00)%	(1.72)%	(2.47)%	(2.32)%
After fees paid indirectly	(0.97)%	(1.21)%	(0.95)%	(1.72)%	(1.54)%	(1.72)%	(1.99)%	(1.70)%	(2.47)%	(2.29)%
Portfolio turnover rate	100%	95%	92%	111%	178%	100%	95%	92%	111%	178%

*	The net investment loss per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

(a)	The amount of net realized and unrealized gain (loss) on investment per share for the year ended October 31, 2023, does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

Dunham Emerging Markets Stock Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$11.84	$10.93	$18.76	$15.70	$14.27
Income (loss) from investment operations:
Net investment income (loss) *	0.17	0.16	0.17	0.04	(0.03)
Net realized and unrealized gain (loss)	2.22	0.78	(6.41)	3.05	1.59
Total income (loss) from investment operations	2.39	0.94	(6.24)	3.09	1.56
Less distributions:
Distributions from net investment income	(0.11)	(0.03)	(0.25)	(0.03)	(0.13)
Distributions from net realized gains	—	—	(1.34)	—	—
Total distributions	(0.11)	(0.03)	(1.59)	(0.03)	(0.13)
Net asset value, end of year	$14.12	$11.84	$10.93	$18.76	$15.70

Total return + #	20.24%	8.58%	(36.02)%	19.67%	10.94%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$99,643	$83,931	$85,825	$112,290	$70,868
Ratios of expenses to average net assets (including interest expense) (1):	1.24%	1.15%	1.03%	1.67%	1.86%
Ratios of net investment income (loss) to average net assets	1.24%	1.23%	1.23%	0.19%	(0.19)%
Portfolio turnover rate	70%	58%	64%	77%	113%

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2024	2023	2022	2021	2020	2024	2023	2022	2021	2020
Net asset value, beginning of year	$11.52	$10.63	$18.29	$15.32	$13.94	$10.61	$9.87	$17.07	$14.41	$13.16
Income (loss) from investment operations:
Net investment income (loss)*	0.13	0.12	0.13	(0.02)	(0.06)	0.03	0.03	0.02	(0.15)	(0.16)
Net realized and unrealized gain (loss)	2.15	0.77	(6.24)	2.99	1.54	1.98	0.71	(5.81)	2.81	1.45
Total income (loss) from investment operations	2.28	0.89	(6.11)	2.97	1.48	2.01	0.74	(5.79)	2.66	1.29
Less distributions:
Distributions from net investment income	(0.07)	—	(0.21)	—	(0.10)	(0.01)	—	(0.07)	—	(0.04)
Distributions from net realized gains	—	—	(1.34)	—	—	—	—	(1.34)	—	—
Total distributions	(0.07)	—	(1.55)	—	(0.10)	(0.01)	—	(1.41)	—	(0.04)
Net asset value, end of year	$13.73	$11.52	$10.63	$18.29	$15.32	$12.61	$10.61	$9.87	$17.07	$14.41

Total return + #	19.88%	8.37%	(36.18)%	19.39%	10.58%	18.99%	7.50%	(36.66)%	18.46%	9.78%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$13,369	$13,958	$15,367	$21,174	$14,864	$2,042	$1,712	$1,999	$3,349	$3,005
Ratios of expenses to average net assets (including interest expense) (2):	1.49%	1.40%	1.28%	1.92%	2.11%	2.24%	2.15%	2.03%	2.67%	2.86%
Ratios of net investment income (loss) to average net assets:	0.99%	0.97%	0.96%	(0.08)%	(0.43)%	0.24%	0.23%	0.15%	(0.87)%	(1.22)%
Portfolio turnover rate	70%	58%	64%	77%	113%	70%	58%	64%	77%	113%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

(1)	Ratios of expenses to average net assets (excluding interest expense):	1.23%	1.13%

(2)	Ratios of expenses to average net assets (excluding interest expense):	1.47%	1.38%	2.23%	2.13%

Dunham International Stock Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$15.86	$14.07	$21.10	$15.26	$15.51
Income (loss) from investment operations:
Net investment income *	0.45	0.51	0.66	0.30	0.15
Net realized and unrealized gain (loss) !	3.35	1.89	(4.87)	5.70	(0.06)
Total income (loss) from investment operations	3.80	2.40	(4.21)	6.00	0.09
Less distributions:
Distributions from net investment income	(0.50)	(0.61)	(0.40)	(0.15)	(0.34)
Distributions from net realized gains	(0.16)	—	(2.42)	(0.01)	—
Total distributions	(0.66)	(0.61)	(2.82)	(0.16)	(0.34)
Net asset value, end of year	$19.00	$15.86	$14.07	$21.10	$15.26

Total return + #	24.45%	17.35%	(23.01)%	39.45%	0.45%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$125,167	$101,254	$111,570	$150,922	$96,239
Ratios of expenses to average net assets (including interest expense) (1):	1.91%	2.00%	1.53%	1.92%	1.71%
Ratios of net investment income to average net assets:	2.42%	3.15%	4.03%	1.47%	0.98%
Portfolio turnover rate	134%	62%	91%	131%	156%

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2024	2023	2022	2021	2020	2024	2023	2022	2021	2020
Net asset value, beginning of year	$15.70	$13.93	$20.92	$15.13	$15.38	$14.56	$12.98	$19.66	$14.25	$14.55
Income (loss) from investment operations:
Net investment income (loss)*	0.38	0.45	0.60	0.23	0.11	0.24	0.32	0.44	0.08	(0.02)
Net realized and unrealized gain (loss) !	3.34	1.89	(4.82)	5.68	(0.06)	3.08	1.75	(4.50)	5.34	(0.05)
Total income (loss) from investment operations	3.72	2.34	(4.22)	5.91	0.05	3.32	2.07	(4.06)	5.42	(0.07)
Less distributions:
Distributions from net investment income	(0.45)	(0.57)	(0.35)	(0.11)	(0.30)	(0.38)	(0.49)	(0.20)	—	(0.23)
Distributions from net realized gains	(0.16)	—	(2.42)	(0.01)	—	(0.16)	—	(2.42)	(0.01)	—
Total distributions	(0.61)	(0.57)	(2.77)	(0.12)	(0.30)	(0.54)	(0.49)	(2.62)	(0.01)	(0.23)
Net asset value, end of year	$18.81	$15.70	$13.93	$20.92	$15.13	$17.34	$14.56	$12.98	$19.66	$14.25

Total return + #	24.19%	17.00%	(23.23)%	39.15%	0.24%	23.20%	16.16%	(23.78)%	38.04%	(0.55)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$14,018	$15,317	$18,638	$26,672	$20,938	$4,141	$3,629	$3,936	$5,830	$4,754
Ratios of expenses to average net assets (including interest expense) (2):	2.16%	2.25%	1.78%	2.17%	1.96%	2.91%	3.00%	2.53%	2.92%	2.71%
Ratios of net investment income (loss) to average net assets	2.07%	2.84%	3.70%	1.17%	0.71%	1.42%	2.17%	2.89%	0.43%	(0.11)%
Portfolio turnover rate	134%	62%	91%	131%	156%	134%	62%	91%	131%	156%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

!	The amount of net realized and unrealized gain (loss) on investment per share for the year ended October 31, 2020 does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

(1)	Ratios of expenses to average net assets (excluding interest expense):	1.90%	1.99%

(2)	Ratios of expenses to average net assets (excluding interest expense):	2.15%	2.24%	2.90%	2.99%

Dunham Dynamic Macro Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$10.80	$9.73	$11.22	$10.00	$10.08
Income (loss) from investment operations:
Net investment income (loss) *	0.23	0.22	0.03	(0.14)	(0.00	) (a)
Net realized and unrealized gain (loss)	1.73	0.85	(1.52)	1.44	(0.08)
Total income (loss) from investment operations	1.96	1.07	(1.49)	1.30	(0.08)
Less distributions:
Distributions from net investment income	(0.18)	—	—	(0.08)	—
Distributions from net realized gains	(0.20)	—	—	—	—
Total distributions	(0.38)	—	—	(0.08)	—
Net asset value, end of year	$12.38	$10.80	$9.73	$11.22	$10.00

Total return + #	18.53%	11.00%	(13.28)%	13.05%	(0.79)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$67,752	$35,892	$22,330	$21,043	$23,680
Ratios of expenses to average net assets (including interest expense) (1):	1.94%	1.97%	1.88%	2.06%	1.69%
Ratios of net investment income (loss) to average net assets:	1.90%	2.11%	0.26%	(1.26)%	(0.02)%
Portfolio turnover rate	47%	118%	76%	12%	187%

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2024	2023	2022	2021	2020	2024	2023	2022	2021	2020
Net asset value, beginning of year	$10.65	$9.61	$11.11	$9.90	$10.00	$9.90	$9.00	$10.49	$9.37	$9.55
Income (loss) from investment operations:
Net investment income (loss) *	0.20	0.19	0.00 (a)	(0.16)	(0.03)	0.10	0.14	(0.07)	(0.23)	(0.10)
Net realized and unrealized gain (loss)	1.71	0.85	(1.50)	1.41	(0.07)	1.59	0.76	(1.42)	1.35	(0.08)
Total income (loss) from investment operations	1.91	1.04	(1.50)	1.25	(0.10)	1.69	0.90	(1.49)	1.12	(0.18)
Less distributions:
Distributions from net investment income	(0.16)	—	—	(0.04)	—	(0.11)	—	—	—	—
Distributions from net realized gains	(0.20)	—	—	—	—	(0.20)	—	—	—	—
Total distributions	(0.36)	—	—	(0.04)	—	(0.31)	—	—	—	—
Net asset value, end of year	$12.20	$10.65	$9.61	$11.11	$9.90	$11.28	$9.90	$9.00	$10.49	$9.37

Total return + #	18.29%	10.82%	(13.50)%	12.62%	(1.00)%	17.36%	10.00%	(14.20)%	11.95%	(1.88)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$9,369	$6,866	$4,166	$4,030	$5,078	$1,556	$946	$912	$1,146	$1,284
Ratios of expenses to average net assets (including interest expense) (2):	2.21%	2.22%	2.13%	2.31%	1.94%	2.93%	2.97%	2.88%	3.06%	2.69%
Ratios of net investment income (loss) to average net assets:	1.66%	1.85%	0.04%	(1.48)%	(0.26)%	0.88%	1.44%	(0.68)%	(2.29)%	(1.04)%
Portfolio turnover rate	47%	118%	76%	12%	187%	47%	118%	76%	12%	187%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

(a)	Represents less than $0.01 per share.

(1)	Ratios of expenses to average net assets (excluding interest expense):	1.77%

(2)	Ratios of expenses to average net assets (excluding interest expense):	2.04%	2.76%

Dunham Long/Short Credit Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$8.82	$9.08	$9.70	$9.55	$9.36
Income (loss) from investment operations:
Net investment income*	0.42	0.37	0.19	0.06	0.13
Net realized and unrealized gain (loss)	0.00 (a)	(0.17)	(0.43)	0.32	0.26
Total income (loss) from investment operations	0.42	0.20	(0.24)	0.38	0.39
Less distributions:
Distributions from net investment income	(0.42)	(0.37)	(0.20)	(0.07)	(0.15)
Distributions from net realized gains	—	(0.09)	(0.18)	(0.16)	(0.05)
Total distributions	(0.42)	(0.46)	(0.38)	(0.23)	(0.20)
Net asset value, end of year	$8.82	$8.82	$9.08	$9.70	$9.55

Total return + #	4.86%	2.27%	(2.57)%	4.00%	4.23%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$212,542	$163,285	$206,875	$195,874	$110,215
Ratios of expenses to average net assets (including interest expense):	0.88%	0.87%	0.97%	1.82%	1.43%
Ratios of net investment income to average net assets:	4.79%	4.16%	2.02%	0.67%	1.41%
Portfolio turnover rate	274%	222%	216%	343%	519%

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2024	2023	2022	2021	2020	2024	2023	2022	2021	2020
Net asset value, beginning of year	$8.79	$9.06	$9.68	$9.53	$9.33	$8.42	$8.72	$9.34	$9.24	$9.08
Income (loss) from investment operations:
Net investment income (loss)*	0.40	0.35	0.16	0.04	0.11	0.32	0.27	0.09	(0.03)	0.05
Net realized and unrealized gain (loss)	0.00 (a)	(0.18)	(0.43)	0.32	0.26	0.00 (a)	(0.18)	(0.41)	0.30	0.24
Total income (loss) from investment operations	0.40	0.17	(0.27)	0.36	0.37	0.32	0.09	(0.32)	0.27	0.29
Less distributions:
Distributions from net investment income	(0.40)	(0.35)	(0.17)	(0.05)	(0.12)	(0.36)	(0.30)	(0.12)	(0.01)	(0.08)
Distributions from net realized gains	—	(0.09)	(0.18)	(0.16)	(0.05)	—	(0.09)	(0.18)	(0.16)	(0.05)
Total distributions	(0.40)	(0.44)	(0.35)	(0.21)	(0.17)	(0.36)	(0.39)	(0.30)	(0.17)	(0.13)
Net asset value, end of year	$8.79	$8.79	$9.06	$9.68	$9.53	$8.38	$8.42	$8.72	$9.34	$9.24

Total return + #	4.61%	1.91%	(2.82)%	3.77%	4.09%	3.82%	1.11%	(3.45)%	2.89%	3.24%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$15,514	$22,312	$27,906	$29,040	$17,123	$2,236	$2,891	$3,858	$4,518	$3,852
Ratios of expenses to average net assets (including interest expense):	1.11%	1.11%	1.22%	2.07%	1.68%	1.88%	1.87%	1.98%	2.82%	2.43%
Ratios of net investment income (loss) to average net assets:	4.55%	3.91%	1.75%	0.41%	1.21%	3.79%	3.16%	1.01%	(0.37)%	0.53%
Portfolio turnover rate	274%	222%	216%	343%	519%	274%	222%	216%	343%	519%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

(a)	Represents less than $0.01 per share.

Dunham Monthly Distribution Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$29.20	$31.15	$32.18	$32.75	$33.88
Income from investment operations:
Net investment income (loss)*	0.64	0.22	(0.45)	(0.28)	(0.21)
Net realized and unrealized gain	1.42	0.26	0.80	0.79	0.33
Total income from investment operations	2.06	0.48	0.35	0.51	0.12
Less distributions:
Distributions from net investment income	(0.74)	(0.41)	—	(0.71)	(0.30)
Distributions from net realized gains	—	—	(0.25)	—	—
Distributions from capital	(1.71)	(2.02)	(1.13)	(0.37)	(0.95)
Total distributions	(2.45)	(2.43)	(1.38)	(1.08)	(1.25)
Net asset value, end of year	$28.81	$29.20	$31.15	$32.18	$32.75

Total return + #	7.31%	1.59%	1.11%	1.54%	0.37%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$197,786	$141,405	$175,703	$219,703	$160,250
Ratios of expenses to average net assets (including interest expense) (1):
Before waivers	2.36%	2.02%	2.52%	1.90%	1.81%
After waivers	2.36%	2.02%	2.52%	1.90%	1.81%
Dividends/borrowings on short sales	0.90%	0.38%	0.39%	0.81%	0.69%
Ratios of net investment income (loss) to average net assets:
Before fee waivers	2.18%	0.72%	(1.41)%	(0.84)%	(0.62)%
After fee waivers	2.18%	0.72%	(1.41)%	(0.84)%	(0.62)%
Portfolio turnover rate	209%	192%	221%	339%	605%

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2024	2023	2022	2021	2020	2024	2023	2022	2021	2020
Net asset value, beginning of year	$27.66	$29.70	$30.83	$31.49	$32.71	$19.59	$21.89	$23.26	$24.19	$25.60
Income (loss) from investment operations:
Net investment income (loss)* !	0.51	0.13	(0.46)	(0.44)	(0.30)	0.22	(0.05)	(0.52)	(0.55)	(0.43)
Net realized and unrealized gain	1.36	0.26	0.71	0.86	0.33	0.93	0.18	0.53	0.70	0.27
Total income (loss) from investment operations	1.87	0.39	0.25	0.42	0.03	1.15	0.13	0.01	0.15	(0.16)
Less distributions:
Distributions from net investment income	(0.74)	(0.41)	—	(0.71)	(0.30)	(0.74)	(0.41)	—	(0.71)	(0.30)
Distributions from net realized gains	—	—	(0.25)	—	—	—	—	(0.25)	—	—
Distributions from capital	(1.71)	(2.02)	(1.13)	(0.37)	(0.95)	(1.71)	(2.02)	(1.13)	(0.37)	(0.95)
Total distributions	(2.45)	(2.43)	(1.38)	(1.08)	(1.25)	(2.45)	(2.43)	(1.38)	(1.08)	(1.25)
Net asset value, end of year	$27.08	$27.66	$29.70	$30.83	$31.49	$18.29	$19.59	$21.89	$23.26	$24.19

Total return + #	7.02%	1.32%	0.83%	1.25%	0.10%	6.19%	0.57%	0.05%	0.54%	(0.63)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$20,234	$23,339	$28,997	$33,155	$33,157	$11,592	$13,030	$16,177	$19,311	$23,171
Ratios of expenses to average net assets (including interest expense) (2):
Before waivers	2.63%	2.27%	2.77%	2.16%	2.06%	3.39%	3.02%	3.52%	2.93%	2.81%
After waivers	2.63%	2.27%	2.77%	2.16%	2.06%	3.39%	3.02%	3.52%	2.93%	2.81%
Dividends/borrowings on short sales	0.94%	0.38%	0.39%	0.81%	0.68%	0.96%	0.38%	0.39%	0.81%	0.68%
Ratios of net investment income (loss) to average net assets:
Before fee waivers	1.85%	0.47%	(1.53)%	(1.39)%	(0.94)%	1.14%	(0.29)%	(2.32)%	(2.28)%	(1.74)%
After fee waivers	1.85%	0.47%	(1.53)%	(1.39)%	(0.94)%	1.14%	(0.29)%	(2.32)%	(2.28)%	(1.74)%
Portfolio turnover rate	209%	192%	221%	339%	605%	209%	192%	221%	339%	605%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

!	The amount of net investment income (loss) on investment per share for the year October 31, 2023, does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

(1)	Ratios of expenses to average net assets (excluding dividends/borrowings on short sales):

Before fee waivers	1.46%	1.64%	2.13%	1.09%	1.13%
After fee waivers	1.46%	1.64%	2.13%	1.09%	1.13%

(2)	Ratios of expenses to average net assets (excluding dividends/borrowings on short sales):

Before fee waivers	1.69%	1.89%	2.38%	1.35%	1.38%	2.43%	2.64%	3.13%	2.12%	2.12%
After fee waivers	1.69%	1.89%	2.38%	1.35%	1.38%	2.43%	2.64%	3.13%	2.12%	2.12%

Dunham Real Estate Stock Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N
	Year Ended October 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$11.01	$12.47	$21.36	$17.34	$18.68
Income (loss) from investment operations:
Net investment income (loss) *	0.20	0.20	0.14	(0.02)	0.11
Net realized and unrealized gain (loss) !	3.72	(1.58)	(7.74)	5.52	(0.14)
Total income (loss) from investment operations	3.92	(1.38)	(7.60)	5.50	(0.03)
Less distributions:
Distributions from net investment income	(0.30)	(0.08)	—	—	(0.31)
Distributions from net realized gains	—	—	(1.29)	(1.48)	(1.00)
Total distributions	(0.30)	(0.08)	(1.29)	(1.48)	(1.31)
Net asset value, end of year	$14.63	$11.01	$12.47	$21.36	$17.34

Total return + #	35.88%	(11.09)%	(37.75)%	32.81%	(0.02)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$40,260	$53,324	$64,414	$91,553	$53,647
Ratios of expenses to average net assets (including interest expense) (1):	1.55%	1.07%	1.01%	1.37%	1.66%
Ratios of net investment income (loss) to average net assets:	1.54%	1.64%	0.85%	(0.08)%	0.63%
Portfolio turnover rate	78%	73%	58%	59%	125%

	Class A					Class C
	Year Ended October 31,					Year Ended October 31,
	2024	2023	2022	2021	2020	2024	2023	2022	2021	2020
Net asset value, beginning of year	$11.06	$12.52	$21.48	$17.47	$18.81	$10.01	$11.37	$19.78	$16.30	$17.69
Income (loss) from investment operations:
Net investment income (loss) *	0.18	0.17	0.10	(0.07)	0.06	0.07	0.05	(0.03)	(0.20)	(0.06)
Net realized and unrealized gain (loss) !	3.72	(1.58)	(7.77)	5.56	(0.13)	3.37	(1.41)	(7.09)	5.16	(0.14)
Total income (loss) from investment operations	3.90	(1.41)	(7.67)	5.49	(0.07)	3.44	(1.36)	(7.12)	4.96	(0.20)
Less distributions:
Distributions from net investment income	(0.26)	(0.05)	—	—	(0.27)	(0.21)	—	—	—	(0.19)
Distributions from net realized gains	—	—	(1.29)	(1.48)	(1.00)	—	—	(1.29)	(1.48)	(1.00)
Total distributions	(0.26)	(0.05)	(1.29)	(1.48)	(1.27)	(0.21)	—	(1.29)	(1.48)	(1.19)
Net asset value, end of year	$14.70	$11.06	$12.52	$21.48	$17.47	$13.24	$10.01	$11.37	$19.78	$16.30

Total return + #	35.49%	(11.31)%	(37.87)%	32.48%	(0.28)%	34.52%	(11.96)%	(38.38)%	31.50%	(1.08)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$4,544	$8,654	$9,449	$15,112	$11,196	$1,921	$1,849	$2,544	$4,736	$2,998
Ratios of expenses to average net assets (including interest expense) (2):	1.78%	1.32%	1.27%	1.62%	1.91%	2.57%	2.07%	2.02%	2.37%	2.66%
Ratios of net investment income (loss) to average net assets:	1.34%	1.38%	0.60%	(0.33)%	0.36%	0.54%	0.63%	(0.19)%	(1.07)%	(0.36)%
Portfolio turnover rate	78%	73%	58%	59%	125%	78%	73%	58%	59%	125%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

!	The amount of net realized and unrealized gain (loss) on investment per share for the year ended October 31, 2020 does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

(1)	Ratios of expenses to average net assets (excluding interest expense):	1.52%	2.54%

(2)	Ratios of expenses to average net assets (excluding interest expense):	1.75%

Dunham U.S. Enhanced Market Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout the year/period.

	Class N		Class A		Class C

	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended
	October 31, 2024	October 31, 2023 *	October 31, 2024	October 31, 2023 *	October 31, 2024	October 31, 2023 *
Net asset value, beginning of year/period	$13.88	$14.00	$13.86	$14.00	$13.81	$14.00
Income (loss) from investment operations:
Net investment income**	0.29	0.13	0.25	0.11	0.12	0.06
Net realized and unrealized gain (loss)	5.18	(0.25)	5.17	(0.25)	5.16	(0.25)
Total income (loss) from investment operations	5.47	(0.12)	5.42	(0.14)	5.28	(0.19)
Less distributions:
Distributions from net investment income	(0.18)	—	(0.16)	—	(0.10)	—
Total distributions	(0.18)	—	(0.16)	—	(0.10)	—
Net asset value, end of year/period	$19.17	$13.88	$19.12	$13.86	$18.99	$13.81

Total return +#(1)	39.70%	(0.86)%	39.33%	(1.00)%	38.34%	(1.36)%
Ratios/Supplemental Data:
Net assets, end of year/period (in 000s)	$88,811	$68,742	$9,782	$10,295	$759	$304
Ratios of expenses to average net assets (1): ^	1.29%	1.41%	1.54%	1.66%	2.29%	2.41%
Ratios of net investment income to average net assets: ^	1.69%	1.82%	1.46%	1.54%	0.66%	0.84%
Portfolio turnover rate (1)	66%	0%	66%	0%	66%	0%

*	The Fund commenced operations on May 1, 2023

**	The net investment income per share data was determined using the average shares outstanding throughout each period.

+	Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

(1)	Not annualized for periods less than one year.

^	Annualized for periods less than one year.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all periods and classes.

(1)	Ratios of expenses to average net assets (excluding interest expense):	1.28%	1.53%	2.28%

NOTICE OF PRIVACY POLICY & PRACTICES

Privacy Notice

FACTS	WHAT DO THE DUNHAM FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■         Social Security number and wire transfer instructions

■         account transactions and transaction history

■         investment experience and purchase history

When you are no longer a customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Dunham Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do Dunham Funds share?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes - to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes - information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (800) 442-4358 or go to www.dunham.com

What we do
How do Dunham Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

We permit only authorized parties and affiliates (as permitted by law) who have signed an agreement (which protects your personal information) with us to have access to customer information.

How do Dunham Funds collect my personal information?	We collect your personal information, for example, when you

■     open and account or deposit money

■     direct us to buy securities or direct us to sell your securities

■     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only

■     sharing for affiliates’ everyday business purposes-information about your creditworthiness

■     affiliates from using your information to market to you

■     sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■     Our affiliates include financial companies, such as Dunham & Associates Investment Counsel, Inc., Dunham Trust Company.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Dunham Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Dunham Funds doesn’t jointly market

WHERE TO GO FOR MORE INFORMATION

You may obtain the following and other information regarding the Funds free of charge:

Statement of Additional Information

The SAI for the Funds provides more details about the Funds’ policies and management. The Funds’ SAI is incorporated by reference into this Prospectus (i.e., legally made a part of this Prospectus).

Annual and Semi-Annual Report

The annual and semi-annual reports for the Funds provide the most recent financial reports and a discussion of portfolio holdings. The annual report contains a discussion of the market conditions and investment strategies that affected the Funds’ performance during the last fiscal year.

To receive any of these documents or additional copies of the Prospectus of the Funds or to request additional information about the Funds, please contact us.

By Telephone:
(888) 3DUNHAM (338-6426)

By Regular Mail:
Dunham Funds
c/o Gemini Fund Services, LLC
P.O. Box 46707
Cincinnati, OH 45246

By Overnight Mail:
Dunham Funds
c/o Gemini Fund Services, LLC
225 Pictoria Dr, Suite 450
Cincinnati, OH 45246

Website:

www.dunham.com

Through the SEC:

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Investment Adviser Dunham & Associates Investment Counsel, Inc. P.O. Box 910309 San Diego, CA 92191	Distributor Dunham & Associates Investment Counsel, Inc. P.O. Box 910309 San Diego, CA 92191	Fund Counsel Dechert LLP 633 West 5th Street, Suite 4900 Los Angeles, CA 90071	Custodian US Bank, N.A. 425 Walnut Street, 6th Fl Cincinnati, OH 45202

Transfer Agent Gemini Fund Services, LLC 4221 North 203rd Street, Suite 100 Elkhorn, NE 68022-3474	Fund Administrator Gemini Fund Services, LLC 4221 North 203rd Street, Suite 100 Elkhorn, NE 68022-3474	Independent Registered Public Accounting Firm Cohen & Company, Ltd. 1835 Market St., Suite 310 Philadelphia, PA 19103

Investment Company Act File Number 811-22153

DUNHAM FUNDS

STATEMENT OF ADDITIONAL INFORMATION

March 1, 2025

BOND FUNDS

Dunham Corporate/Government Bond Fund

Class A (DACGX)

Class C (DCCGX)

Class N (DNCGX)

Dunham Floating Rate Bond Fund

Class A (DAFRX)

Class C (DCFRX)

Class N (DNFRX)

Dunham High-Yield Bond Fund

Class A (DAHYX)

Class C (DCHYX)

Class N (DNHYX)

Dunham International Opportunity Bond Fund

Class A (DAIOX)

Class C (DCIOX)

Class N (DNIOX)

U.S. VALUE FUNDS

Dunham Large Cap Value Fund

Class A (DALVX)

Class C (DCLVX)

Class N (DNLVX)

Dunham Small Cap Value Fund

Class A (DASVX)

Class C (DCSVX)

Class N (DNSVX)

U.S. GROWTH FUNDS

Dunham Focused Large Cap Growth Fund

Class A (DAFGX)

Class C (DCFGX)

Class N (DNFGX)

Dunham Small Cap Growth Fund

Class A (DADGX)

Class C (DCDGX)

Class N (DNDGX)

INTERNATIONAL EQUITY FUNDS

Dunham Emerging Markets Stock Fund

Class A (DAEMX)

Class C (DCEMX)

Class N (DNEMX)

Dunham International Stock Fund

Class A (DAINX)

Class C (DCINX)

Class N (DNINX)

ALTERNATIVE FUNDS

Dunham Dynamic Macro Fund

Class A (DAAVX)

Class C (DCAVX)

Class N (DNAVX)

Dunham Long/Short Credit Fund

Class A (DAAIX)

Class C (DCAIX)

Class N (DNAIX)

Dunham Monthly Distribution Fund

Class A (DAMDX)

Class C (DCMDX)

Class N (DNMDX)

Dunham Real Estate Stock Fund

Class A (DAREX)

Class C (DCREX)

Class N (DNREX)

Dunham U.S. Enhanced Market Fund

Class A (DASPX)

Class C (DCSPX)

Class N (DNSPX)

(each a “Fund” and collectively the “Funds”)

This Statement of Additional Information (“SAI”) is not a Prospectus. Investors should understand that this Statement of Additional Information should be read in conjunction with the Class A, Class C and Class N Prospectus dated March 1, 2025, as supplemented.

To obtain a free copy of each Prospectus or an annual or semi-annual report, please call the Funds toll free at (888) 3DUNHAM (338-6426) or by writing, via regular mail, to Dunham Funds, c/o Gemini Fund Services, LLC, P.O. Box 46707 Cincinnati, OH 45246, or, via overnight mail, to Dunham Funds, c/o Gemini Fund Services, LLC, 225 Pictoria Dr, Suite 450, Cincinnati, OH 45246.

For more information on the Dunham Funds, including charges and expenses, call the Funds at the number indicated above for a free prospectus. Read it carefully before you invest or send money.

TABLE OF CONTENTS

General Information and History	1
Investment Restrictions	1
Description of Securities, Other Investment Policies and Risk Considerations	5
Disclosure of Portfolio Holdings	38
Management of the Trust	40
Principal Holders of Securities	45
Investment Management and Other Services	47
Affiliations and Control of the Adviser and Other Service Providers	55
Administration, Fund Accounting and Custody Administration Services	55
Custodian	57
Transfer Agent Services	57
Distribution of Shares	57
Codes of Ethics	61
Proxy Voting Policies and Procedures	61
Securities Lending Activities	62
Portfolio Managers	62
Brokerage Allocation and Other Practices	80
Determination of Net Asset Value	83
How to Buy and Sell Shares	84
Taxes	85
Organization of the Trust	90
Independent Registered Public Accounting Firm	91
Legal Matters	91
Financial Statements	91
Appendix A – Ratings	92
Appendix B – Proxy Voting	97

GENERAL INFORMATION AND HISTORY

The Trust is an open-end management investment company, commonly known as a “mutual fund,” and sells and redeems shares every day that it is open for business. The Trust was organized as a Delaware business trust by a Declaration of Trust filed November 28, 2007, with the Secretary of State of Delaware, and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “1940 Act”). Each Fund represents a separate series of beneficial interest in the Trust having different investment objectives, investment restrictions, investment programs and investment advisers’ policies.

On March 3, 2008, the Trust completed a tax-free reorganization with the AdvisorOne Funds. Prior to the reorganization, each Fund (other than the Dunham Monthly Distribution Fund, Dunham Focused Large Cap Growth Fund, Dunham Dynamic Macro Fund, Dunham Floating Rate Bond Fund, Dunham International Opportunity Bond Fund, and Dunham U.S. Enhanced Market Fund) was a series of the AdvisorOne Funds. Information in each applicable Fund’s Prospectus includes information about its respective predecessor fund at AdvisorOne Funds because each applicable Fund is considered the successor to its respective predecessor fund.

On September 29, 2008, the Trust completed a reorganization with the Kelmoore Strategic Trust between the Kelmoore Strategy Fund, the Kelmoore Strategy Eagle Fund, the Kelmoore Strategy Liberty Fund and the Dunham Monthly Distribution Fund. Information in the Funds’ Prospectus about the Dunham Monthly Distribution Fund includes information about the Kelmoore Strategy Liberty Fund because the Dunham Monthly Distribution Fund is considered the successor to the Kelmoore Strategy Liberty Fund.

This Statement of Additional Information deals solely with the Dunham Corporate/Government Bond Fund, Dunham Floating Rate Bond Fund, Dunham High-Yield Bond Fund, Dunham International Opportunity Bond Fund, Dunham Large Cap Value Fund, Dunham Small Cap Value Fund, Dunham Focused Large Cap Growth Fund, Dunham Small Cap Growth Fund, Dunham Emerging Markets Stock Fund, Dunham International Stock Fund, Dunham Dynamic Macro Fund, Dunham Long/Short Credit Fund, Dunham Monthly Distribution Fund, Dunham Real Estate Stock Fund, and Dunham U.S. Enhanced Market Fund. As of the date of this SAI, these are all of the series of the Trust.

The Dunham Real Estate Stock Fund, Dunham Focused Large Cap Growth Fund, and Dunham U.S. Enhanced Market Fund are non-diversified funds within the meaning of the 1940 Act. The remaining Funds are diversified funds within the meaning of the 1940 Act.

INVESTMENT RESTRICTIONS

The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever a policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitations will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset.

1

Accordingly, any subsequent change in values, net assets or other circumstances will not be considered when determining whether the investment complies with a Fund’s investment policies and limitations.

A Fund’s fundamental investment policies and limitations may be changed only with the consent of a “majority of the outstanding voting securities” of the particular Fund. As used in this Statement of Additional Information, the term “majority of the outstanding voting securities” means the lesser of: (1) 67% of the shares of a Fund present at a meeting where the holders of more than 50% of the outstanding shares of a Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of a Fund. Shares of each Fund will be voted separately on matters affecting only that Fund, including approval of changes in the fundamental investment policies of that Fund. Except for the fundamental investment limitations listed below, the investment policies and limitations described in this Statement of Additional Information are not fundamental and may be changed without shareholder approval.

THE FOLLOWING ARE THE FUNDAMENTAL INVESTMENT LIMITATIONS OF THE FUNDS.

A Fund will not:

(1) Purchase securities on margin, except a Fund may make margin deposits in connection with permissible options and futures transactions subject to (5) below and may obtain short-term credits as may be necessary for clearance of transactions.

(2) Issue any class of securities senior to any other class of securities except in compliance with the 1940 Act, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff. For example, this limitation does not apply to short sales, written options, forwards, futures and certain other derivative transactions, provided the applicable Fund segregates assets, or otherwise “covers” its obligations under the instruments.

(3) Borrow money for investment purposes in excess of 33-1/3% of the value of its total assets, including any amount borrowed less its liabilities not including any such borrowings. Any borrowings, which come to exceed this amount, will be reduced in accordance with applicable law. Additionally, each Fund may borrow up to 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

(4) Purchase or sell real estate, or commodities, or commodities contracts, except that each Fund may (i) purchase marketable securities issued by companies that own or invest in real estate (including REITs), commodities, or commodities contracts; (ii) purchase commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts; and (iii) enter into financial futures contracts and options thereon. Each Fund may temporarily hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of such Fund’s ownership of real estate investment trusts, securities secured by real estate or interests thereon or securities of companies engaged in the real estate business.

2

(5) Underwrite securities issued by other persons, except to the extent that a Fund may be deemed to be an underwriter, within the meaning of the Securities Act of 1933, in connection with the purchase of securities directly from an issuer in accordance with each Fund’s investment objective, policies and restrictions.

(6) With respect to the Dunham International Opportunity Bond Fund and the Dunham Floating Rate Bond Fund: lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.  For all other Funds: make loans, except that each Fund in accordance with that Fund’s investment objective, policies and restrictions may: (i) invest in all or a portion of an issue of publicly issued or privately placed bonds, debentures, notes, other debt securities and loan participation interests for investment purposes; (ii) purchase money market securities and enter into repurchase agreements; and (iii) lend its portfolio securities in an amount not exceeding one-third of the value of that Fund’s total assets.

(7) Make an investment unless 75% of the value of that Fund’s total assets is represented by cash, cash items, U.S. government securities, securities of other investment companies and “other securities.” For purposes of this restriction, the term “other securities” means securities as to which the Fund invests no more than 5% of the value of its total assets in any one issuer or purchases no more than 10% of the outstanding voting securities of any one issuer. As a matter of operating policy, each Fund will not consider repurchase agreements to be subject to the above-stated 5% limitation if all of the collateral underlying the repurchase agreements are U.S. government securities and such repurchase agreements are fully collateralized (this does not apply to the Dunham Real Estate Stock Fund, Dunham Focused Large Cap Growth Fund, or the Dunham U.S. Enhanced Market Fund, each of which is a non-diversified fund).

(8) The Dunham Real Estate Stock Fund will invest at least 25% of its total assets in the real estate industry. The remaining Funds will not invest 25% or more of the value of their respective assets in any one industry or group of industries.

In applying investment limitation (8), each Fund uses the industry groups employed in the North American Industry Classification System (“NAICS”). This limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or repurchase agreements secured by U.S. government securities.

3

THE FOLLOWING ARE ADDITIONAL INVESTMENT LIMITATIONS OF THE FUNDS. THE FOLLOWING RESTRICTIONS ARE DESIGNATED AS NON-FUNDAMENTAL AND MAY BE CHANGED BY THE BOARD OF TRUSTEES OF THE TRUST WITHOUT THE APPROVAL OF SHAREHOLDERS.

A Fund may not:

(1) Invest in portfolio companies for the purpose of acquiring or exercising control of such companies.

(2) Invest in other investment companies (including affiliated investment companies) except to the extent permitted by the Investment Company Act of 1940 (“1940 Act”) or exemptive relief granted by the Securities and Exchange Commission (“SEC”). Notwithstanding this or any other limitation, the Funds may invest all of their investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as the Fund. For this purpose, “all of the Fund’s investable assets” means that the only investment securities that will be held by the Fund will be the Fund’s interest in the investment company.

(3) Invest in puts, calls, straddles, spreads or any combination thereof, except to the extent permitted by the Prospectus and Statement of Additional Information.

(4) Purchase or otherwise acquire any security or invest in a repurchase agreement if, as a result, more than 15% of the net assets of the Fund would be invested in securities that are illiquid or not readily marketable, including repurchase agreements maturing in more than seven days and non-negotiable fixed time deposits with maturities over seven days. Each Fund may invest without limitation in restricted securities provided such securities are considered to be liquid. Liquidity determinations are made by the applicable Sub-Adviser in accordance with policies adopted by the Board of Trustees and such determinations are monitored by the Board of Trustees. If, through a change in values, net assets or other circumstances, a Fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

(5) Mortgage, pledge, or hypothecate in any other manner, or transfer as security for indebtedness any security owned by a Fund, except as may be necessary in connection with permissible borrowings and then only if such mortgaging, pledging or hypothecating does not exceed 33 1/3% of such Fund’s total assets. This restriction on pledging does not apply to any approved Line of Credit with the Fund’s custodian. Collateral arrangements with respect to margin, option and other risk management and when-issued and forward commitment transactions are not deemed to be pledges or other encumbrances for purposes of this restriction.

(6) Short sell securities, except as permitted by the Prospectus or Statement of Additional Information.

4

DESCRIPTION OF SECURITIES, OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS

The following pages contain more detailed information about the types of instruments in which a Fund may invest, strategies a Fund’s Sub-Adviser may employ in pursuit of a Fund’s investment objective and a summary of related risks. A Fund will make only those investments described below that are in accordance with its investment objectives and policies. The Sub-Adviser may not buy all of these instruments or use all of these techniques unless it believes that doing so will help a Fund achieve its investment objectives.

ADJUSTABLE RATE SECURITIES. Each Fund may invest in adjustable rate securities (i.e., variable rate and floating rate instruments) which are securities that have interest rates that are adjusted periodically, according to a set formula. The maturity of some adjustable rate securities may be shortened under certain special conditions described more fully below.

Variable rate instruments are obligations that provide for the adjustment of their interest rates on predetermined dates or whenever a specific interest rate changes. A variable rate instrument whose principal amount is scheduled to be paid in 397 days or less is considered to have a maturity equal to the period remaining until the next readjustment of the interest rate. Many variable rate instruments are subject to demand features which entitle the purchaser to resell such securities to the issuer or another designated party, either (1) at any time upon notice of usually 397 days or less, or (2) at specified intervals, not exceeding 397 days, and upon 30 days’ notice. A variable rate instrument subject to a demand feature is considered to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand, if final maturity exceeds 397 days or the shorter of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand if final maturity is within 397 days.

Floating rate instruments have interest rate reset provisions similar to those for variable rate instruments and may be subject to demand features like those for variable rate instruments. The interest rate is adjusted, periodically (e.g., daily, monthly, semi-annually), to the prevailing interest rate in the marketplace. The interest rate on floating rate securities is ordinarily determined by reference to the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit or an index of short-term interest rates. The maturity of a floating rate instrument is considered to be the period remaining until the principal amount can be recovered through demand.

BELOW-INVESTMENT-GRADE DEBT SECURITIES. Certain of the Funds may invest in debt securities that are rated below “investment grade” by Standard and Poor’s (“S&P”) or Moody’s Investors Services, Inc. (“Moody’s”) or, if unrated, are deemed by the Sub-Adviser to be of comparable quality. Securities rated less than Baa3 by Moody’s or BBB- by S&P are classified as below investment grade securities and are commonly referred to as “junk bonds” or high yield, high risk securities. Debt rated BB, B, CCC, CC and C and debt rated Ba, B, Caa, Ca, C is regarded by S&P and Moody’s, respectively, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. For S&P, BB indicates the lowest degree of speculation and C the highest degree of speculation. For Moody’s, Ba indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Similarly, debt rated Ba or BB and below is regarded by the relevant rating agency as speculative. Debt rated C by Moody’s or S&P is the

5

lowest rated debt that is not in default as to principal or interest, and such issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Such securities are also generally considered to be subject to greater risk than securities with higher ratings with regard to a deterioration of general economic conditions. Excerpts from S&P’s and Moody’s descriptions of their bond ratings are contained in the Appendix to this SAI.

Ratings of debt securities represent the rating agency’s opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, since rating agencies may fail to make timely changes in credit ratings in response to subsequent events, the Sub-Adviser continuously monitors the issuers of high yield bonds in the portfolios of the Funds to determine if the issuers will have sufficient cash flows and profits to meet required principal and interest payments. The achievement of a Fund’s investment objective may be more dependent on the Sub-Adviser’s own credit analysis than might be the case for a fund which invests in higher quality bonds. A Fund may retain a security whose rating has been changed. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. In addition, lower quality debt securities tend to be more sensitive to economic conditions and generally have more volatile prices than higher quality securities. Issuers of lower quality securities are often highly leveraged and may not have available to them more traditional methods of financing. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service debt obligations may also be adversely affected by specific developments affecting the issuer, such as the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. Similarly, certain emerging market governments that issue lower quality debt securities are among the largest debtors to commercial banks, foreign governments and supranational organizations such as the World Bank and may not be able or willing to make principal and/or interest repayments as they come due. The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Lower quality debt securities frequently have call or buy-back features, which would permit an issuer to call or repurchase the security from a Fund. In addition, a Fund may have difficulty disposing of lower quality securities because they may have a thin trading market. There may be no established retail secondary market for many of these securities, and each Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market also may have an adverse impact on market prices of such instruments and may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund’s portfolios.

A Fund may also acquire lower quality debt securities during an initial underwriting or which are sold without registration under applicable securities laws. Such securities involve special considerations and risks.

In addition to the foregoing, factors that could have an adverse effect on the market value of lower quality debt securities in which the Funds may invest include: (i) potential adverse publicity, (ii) heightened sensitivity to general economic or political conditions, and (iii) the likely adverse impact of a major economic recession. A Fund may also incur additional expenses to the extent the Fund is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings, and the Fund may have limited legal recourse in the event of a default. Debt securities

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issued by governments in emerging markets can differ from debt obligations issued by private entities in that remedies for defaults generally must be pursued in the courts of the defaulting government, and legal recourse is therefore somewhat diminished. Political conditions, in terms of a government’s willingness to meet the terms of its debt obligations, also are of considerable significance. There can be no assurance that the holders of commercial bank debt may not contest payments to the holders of debt securities issued by governments in emerging markets in the event of default by the governments under commercial bank loan agreements. The Sub-Adviser attempts to minimize the speculative risks associated with investments in lower quality securities through credit analysis and by carefully monitoring current trends in interest rates, political developments and other factors. Nonetheless, investors should carefully review the investment objective and policies of the Fund and consider their ability to assume the investment risks involved before making an investment. Each Fund may also invest in unrated debt securities. Unrated debt securities, while not necessarily of lower quality than rated securities, may not have as broad a market. Because of the size and perceived demand for an issue, among other factors, certain issuers may decide not to pay the cost of obtaining a rating for their bonds. The Sub-Adviser will analyze the creditworthiness of the issuer of an unrated security, as well as any financial institution or other party responsible for payments on the security.

BORROWING. The Funds participate in a $50,000,000 uncommitted line of credit provided by U.S. Bank, N.A. under an agreement (the “Uncommitted Line”). Any advance under the Uncommitted Line is contemplated primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable on an annualized basis. The Uncommitted Line is not a “committed” line of credit, which is to say that U.S. Bank, N.A. is not obligated to lend money to a Fund. Accordingly, it is possible that a Fund may wish to borrow money for a temporary or emergency purpose but may not be able to do so.

CERTIFICATES OF DEPOSIT AND BANKERS’ ACCEPTANCES. The Funds may invest in certificates of deposit and bankers’ acceptances, which are considered to be short-term money market instruments. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

COLLATERALIZED LOAN OBLIGATIONS. Certain Funds may invest in collateralized loan obligations (“CLO”s). A CLO is a portfolio of leveraged loans and/or high-yield bonds that are securitized and managed as a fund. The assets are typically senior secured loans, which benefit from priority of payment over other claimants in the event of an insolvency. Each CLO is structured as a series of tranches that are interest-paying bonds. Certain Funds generally invest in CLOs that are rated below investment-grade (BB and lower, or an equivalent rating). CLOs have interest rates that reset periodically (typically quarterly or monthly).

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COLLATERALIZED MORTGAGE OBLIGATIONS. Certain Funds may invest in collateralized mortgage obligations which are secured by groups of individual mortgages, but is similar to a conventional bond where the investor looks only to the issuer for payment of principal and interest. Although the obligations are recourse obligations to the issuer, the issuer typically has no significant assets, other than assets pledged as collateral for the obligations, and the market value of the collateral, which is sensitive to interest rate movements, may affect the market value of the obligations. A public market for a particular collateralized mortgage obligation may or may not develop and thus, there can be no guarantee of liquidity of an investment in such obligations.

COMMERCIAL PAPER. Certain Funds may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.

INFORMATION ON TIME DEPOSITS AND VARIABLE RATE MASTER NOTES. The Funds may invest in fixed time deposits, whether or not subject to withdrawal penalties; however, investment in such deposits which are subject to withdrawal penalties, other than overnight deposits, are subject to the 15% limit on illiquid investments set forth in the Prospectus for each Fund.

The commercial paper obligations which the Funds may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit a Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between a Fund as Lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus there is no limitation on the type of issuer from whom these notes will be purchased; however, in connection with such purchase and on an ongoing basis, a Fund’s Sub-Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously.

A Fund will not invest more than 5% of its total assets in variable rate Master Notes. Variable rate notes are subject to the Fund’s investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

CONTINGENT VALUE RIGHTS – The Funds may invest in contingent value rights (“CVRs”), which, gives the holder the right to receive an amount (which may be a fixed amount or determined by a formula) in the event that a specified corporate action, business milestone, or other trigger occurs (or does not occur) which is often subject to an expiration date. CVRs are often awarded to shareholders in the context of a corporate acquisition or major restructuring. For example, shareholders of an acquired company may receive a CVR that enables them to receive additional shares of the acquiring company in the event that the acquiring company’s share price falls below a certain level by a specified date.

CONVERTIBLE SECURITIES. As specified in the Prospectus, certain of the Funds may invest in fixed-income securities which are convertible into common stock. Convertible securities rank senior

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to common stocks in a corporation’s capital structure and, therefore, entail less risk than the corporation’s common stock. The value of a convertible security is a function of its “investment value” (its value as if it did not have a conversion privilege), and its “conversion value” (the security’s worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

To the extent that a convertible security’s investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security’s value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, the convertible security will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Portfolios at varying price levels above their investment values and/or their conversion values in keeping with the Portfolios’ objectives.

CYBERSECURITY RISK

The computer systems, networks and devices used by the Funds and their service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Funds and their service providers, systems, networks, or devices potentially can be breached. The Funds and their shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Funds’ business operations, potentially resulting in financial losses; interference with the Funds’ ability to calculate their NAV; impediments to trading; the inability of the Funds, the Advisor, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Funds invest; counterparties with which the Funds engage in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Funds’ shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

DEALER (OVER-THE-COUNTER) OPTIONS. Each Fund may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the Fund would look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised.

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Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options have none. Consequently, the Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Until the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) or currencies used as cover until the option expires or is exercised. In the event of insolvency of the contra party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, since the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets, which it has segregated to secure the position while it is obligated under the option. This requirement may impair a Fund’s ability to sell portfolio securities or currencies at a time when such sale might be advantageous.

The Staff of the SEC has taken the position that purchased dealer options and the assets used to secure the written dealer options are illiquid securities. A Fund may treat the cover used for written OTC options as liquid if the dealer agrees that the Fund may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Fund will treat dealer options as subject to the Fund’s limitation on unmarketable securities. If the SEC changes its position on the liquidity of dealer options, the Fund will change its treatment of such instrument accordingly.

Equity Securities. Equity securities in which the Funds invest include common stocks, preferred stocks and securities convertible into common stocks, such as convertible bonds, warrants, rights and options. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price. The Funds may invest in initial public offerings (“IPOs”). Investing in IPOs entails special risks, including limited operating history of the companies, limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company, high portfolio turnover and limited liquidity. The Funds may invest in preferred stock. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

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The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of a company’s worth.

EXCHANGE-TRADED NOTES (“ETNs”). The Funds may invest in ETNs. ETNs are securities that combine aspects of a bond and an ETF. ETN returns are based upon the performance of a market index or other reference asset less fees, and can be held to maturity as a debt security. ETNs are traded on a securities exchange. Their value is based on their reference index or strategy and the credit quality of the issuer. ETNs are subject to the additional risk that they may trade at a premium or discount to value attributable to their reference index. When the Funds invest in an ETN, shareholders of the Funds bear their proportionate share of the ETN’s fees and expenses, as well as their share of the Funds’ fees and expenses. There may also not be an active trading market available for some ETNs. Additionally, trading of ETNs may be halted and ETNs may be delisted by the listing exchange.

EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in foreign currencies, and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

There may be less publicly available information about foreign securities and issuers than is available about domestic securities and issuers. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Securities of some foreign companies are less liquid and their prices may be more volatile than securities of comparable domestic companies. The Funds’ interest and dividends from foreign issuers maybe subject to non-U.S. withholding taxes, thereby reducing the Funds’ net investment income.

Currency exchange rates may fluctuate significantly over short periods and can be subject to unpredictable change based on such factors as political developments and currency controls by foreign governments. Because the Funds may invest in securities denominated in foreign currencies, they may seek to hedge foreign currency risks by engaging in foreign currency exchange transactions. These may include buying or selling foreign currencies on a spot basis, entering into foreign currency forward contracts, and buying and selling foreign currency options, foreign currency futures, and options on foreign currency futures. Many of these activities constitute “derivatives” transactions. See “Derivatives”, above.

Each of the Equity Funds may invest in issuers domiciled in “emerging markets,” those countries determined by the respective Sub-Adviser to have developing or emerging economies and markets. Emerging market investing involves risks in addition to those risks involved in foreign investing. For example, many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. In addition, economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and continue to

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be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Brokerage commissions, custodial services and other costs relating to investment in foreign markets generally are more expensive than in the United States, particularly with respect to emerging markets. In addition, some emerging market countries impose transfer taxes or fees on a capital market transaction.

Foreign investments involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention.

There is no assurance that the Sub-Adviser will be able to anticipate these potential events or counter their effects. These risks are magnified for investments in developing countries, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

Economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign markets may offer less protection to investors than U.S. markets. It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter markets located outside the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment, may result in increased risk in the event of a failed trade or the insolvency of a foreign broker/dealer, and may involve substantial delays. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investors. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. It may also be difficult to enforce legal rights in foreign countries. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers.

Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. American Depositary Receipts (ADRs), as well as other “hybrid” forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with

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investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country.

Investments in emerging markets can be subject to a number of types of taxes that vary by country, change frequently, and are sometime defined by custom rather than written regulation. Emerging countries can tax interest, dividends, and capital gains through the application of a withholding tax. The local custodian normally withholds the tax upon receipt of a payment and forwards such tax payment to the foreign government on behalf of the Fund. Certain foreign governments can also require a foreign investor to file an income tax return and pay the local tax through estimated tax payments, or pay with the tax return.

Although not frequently used, some emerging markets have attempted to slow conversion of their currency by imposing a repatriation tax. Generally, this tax is applied to amounts, which are converted from the foreign currency to the investor’s currency and withdrawn from the local bank account. Transfer taxes or fees, such as stamp duties, security transfer taxes, and registration and script fees, are generally imposed by emerging markets as a tax or fee on a capital market transaction. Each emerging country may impose a tax or fee at a different point in time as the foreign investor perfects his interest in the securities acquired in the local market. A stamp duty is generally a tax on the official recording of a capital market transaction. Payment of such duty is generally a condition of the transfer of assets and failure to pay such duty can result in a loss of title to such asset as well as loss of benefit from any corporate actions. A stamp duty is generally determined based on a percentage of the value of the transaction conducted and can be charged against the buyer (e.g., Cyprus, India, Israel, Jordan, Malaysia, Pakistan, and the Philippines), against the seller (e.g., Argentina, Australia, China, Egypt, Indonesia, Kenya, Portugal, South Korea, Trinidad, Tobago, and Zimbabwe). Although such a fee does not generally exceed 100 basis points, certain emerging markets have assessed a stamp duty as high as 750 basis points (e.g., Pakistan). A security transfer tax is similar to a stamp duty and is generally applied to the purchase, sale or exchange of securities, which occur in a particular foreign market. These taxes are based on the value of the trade and similar to stamp taxes, can be assessed against the buyer, seller or both. Although the securities transfer tax may be assessed in lieu of a stamp duty, such tax can be assessed in addition to a stamp duty in certain foreign markets (e.g., Switzerland, South Korea, and Indonesia). Upon purchasing a security in an emerging market, such security must often be submitted to a registration process in order to record the purchaser as a legal owner of such security interest. Often foreign countries will charge a registration or script fee to record the change in ownership and, where physical securities are issued, issue a new security certificate. In addition to assessing this fee upon the acquisition of a security, some markets also assess registration charges upon the registration of local shares to foreign shares.

Frontier Market Countries Risk. Frontier market countries generally have smaller economies and less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in these countries are magnified in frontier market countries. The economies of frontier market countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity. This volatility may be further heightened by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could significantly affect local stock. These factors make investing in frontier market countries significantly riskier than in other countries.

Governments of many frontier market countries in which a Fund may invest may exercise substantial influence over many aspects of the private sector. In some cases, the governments of such frontier

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market countries may own or control certain companies. Accordingly, government actions could have a significant effect on economic conditions in a frontier market country and on market conditions, prices and yields of securities.

Moreover, the economies of frontier market countries may be heavily dependent upon international trade and, accordingly, have been and may continue to be, adversely affected by trade, barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

Investment in equity securities of issuers operating in certain frontier market countries may be restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in equity securities of issuers operating in certain frontier market countries and increase the costs and expenses of investing. Certain frontier market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain frontier market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Frontier market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors, such as a Fund. In addition, if deterioration occurs in a frontier market country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a Fund of any restrictions on investments. Investing in local markets in frontier market countries may require a Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to a Fund.

There may be no centralized securities exchange on which securities are traded in frontier market countries. Also, securities laws in many frontier market countries are relatively new and unsettled. Therefore, laws regarding foreign investment in frontier market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably.

The frontier market countries in which a Fund invests may become subject to sanctions or embargoes imposed by the U.S. government and the United Nations. The value of the securities issued by companies that operate in, or have dealings with these countries may be negatively impacted by any such sanction or embargo.

Banks in frontier market countries used to hold a Fund’s securities and other assets in that country may lack the same operating experience as banks in developed markets. In addition, in certain countries there may be legal restrictions or limitations on the ability of a Fund to recover assets held by a foreign bank in the event of the bankruptcy of the bank. Settlement systems in frontier markets may be less well organized than in developed markets. As a result, there is greater risk than in developed countries that settlements will take longer, and that cash or securities of a Fund may be in jeopardy because of failures of or defects in the settlement systems.

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FOREIGN FUTURES AND OPTIONS. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the Commission and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, funds received from a Fund for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time the Fund’s order is placed and the time it is liquidated, offset or exercised.

FUTURES CONTRACTS. Transactions in Futures. Each Fund may enter into futures contracts, including stock index, interest rate and currency futures (“futures or futures contracts”).

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when a Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund’s open positions in futures contracts, the Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

These subsequent payments, called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the

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futures contract more or less valuable, a process known as “marking to the market.” Each Fund expects to earn interest income on its margin deposits.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying instrument or index. If not in the underlying instrument or index, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

Stock index futures contracts may be used to provide a hedge for a portion of the Fund’s portfolio, as a cash management tool, or as an efficient way for the Sub-Adviser to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. A Fund may, purchase or sell futures contracts with respect to any stock index. Nevertheless, to hedge the Fund’s portfolio successfully, the Fund must sell futures contracts with respect to indices or sub-indices whose movements will have a significant correlation with movements in the prices of the Fund’s portfolio securities.

Interest rate or currency futures contracts may be used to manage a Fund’s exposure to changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund. In this regard, the Fund could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

A Fund will enter into futures contracts, which are traded on national or foreign futures exchanges, and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (“CFTC”). Futures are traded in London at the London International Financial Futures Exchange in Paris at the MATIF and in Tokyo at the Tokyo Stock Exchange. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Fund’s objectives in these areas.

Although the Funds have no current intention of engaging in futures or options transactions other than those described above, they reserve the right to do so. Such futures and options trading might

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involve risks, which differ from those involved in the futures and options described in this Statement of Additional Information.

SPECIAL RISKS OF TRANSACTIONS IN FUTURES CONTRACTS: VOLATILITY AND LEVERAGE. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events. Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract were deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount of margin deposited to maintain the futures contract. However, a Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Furthermore, in the case of a futures contract purchase, in order to be certain that the Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund earmarks to the futures contract money market instruments or other liquid securities equal in value to the current value of the underlying instrument less the margin deposit.

LIQUIDITY. A Fund may elect to close some or all of its futures positions at any time prior to their expiration. The Fund would do so to reduce exposure represented by long futures positions or short futures positions. The Fund may close its positions by taking opposite positions, which would operate to terminate the Fund’s position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the Fund, and the Fund would realize a loss or a gain. Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although each Fund intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. The reasons for the absence of a liquid secondary market on an exchange are substantially the same as those discussed under “Special Risks of Transactions in Options on Futures Contracts.” In the event that a liquid market does not exist, it might not be possible to close out a futures contract, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge the underlying instruments, the Fund would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of underlying instruments, if any, might partially or completely

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offset losses on the futures contract. However, as described below, there is no guarantee that the price of the underlying instruments will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

HEDGING RISK. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or market or interest rate trends. There are several risks in connection with the use by a Fund of futures contracts as a hedging device. One risk arises because of the possible imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments, which are the subject of the hedge. The Sub-Adviser will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Fund’s underlying instruments sought to be hedged.

Successful use of futures contracts by the Fund for hedging purposes is also subject to the Sub-Adviser’s ability to correctly predict movements in the direction of the market. It is possible that, when the Fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance and the value of the underlying instruments held in the Fund’s portfolio might decline. If this were to occur, the Fund would lose money on the futures and also would experience a decline in value in its underlying instruments. However, while this might occur to a certain degree, the Sub-Adviser believes that over time the value of the Fund’s portfolio will tend to move in the same direction as the market indices used to hedge the portfolio. It is also possible that if a Fund were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in its portfolio) and prices instead increased, the Fund would lose part or all of the benefit of increased value of those underlying instruments that it has hedged, because it would have offsetting losses in its futures positions.

In addition, in such situations, if the Fund had insufficient cash, it might have to sell underlying instruments to meet daily variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). The Fund might have to sell underlying instruments at a time when it would be disadvantageous to do so.

In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions, which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets, and as a result the futures market might attract more speculators than the securities markets do. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between price movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by the Sub-Adviser might not result in a successful hedging transaction over a very short time period.

WRITING COVERED CALL OPTIONS. Each Fund may write (sell) American or European style “covered” call options and purchase options to close out options previously written by the Fund. In

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writing covered call options, the Fund expects to generate additional premium income which should serve to enhance the Fund’s total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in the Sub-Adviser’s opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

A call option gives the holder (buyer) the “right to purchase” a security or currency at a specified price (the exercise price) at expiration of the option (European style) or at any time until a certain date (the expiration date) (American style). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker/dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure his obligation to deliver the underlying security or currency in the case of a call option, a writer is required to deposit in escrow the underlying security or currency or other assets in accordance with the rules of a clearing corporation.

Each Fund will write only covered call options. This means that the Fund will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the ’“covered” option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. government securities or other liquid securities having a value equal to the fluctuating market value of the securities or currencies on which the Fund holds a covered call position.

Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund’s investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Funds will not do), but capable of enhancing the Fund’s total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Fund has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option, which the Fund has written, expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency. The Fund does not consider a security or currency covered by a call to be “pledged” as that term is used in the Fund’s policy which limits the pledging or mortgaging of its assets.

The premium received is the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, the Sub-Adviser, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options.

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The premium received by the Fund for writing covered call options will be recorded as a liability of the Fund. This liability will be adjusted daily to the option’s current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or, to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security or currency with either a different exercise price or expiration date or both.

If the Fund desires to sell a particular security or currency from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is, of course, no assurance that the Fund will be able to effect such closing transactions at favorable prices. If the Fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold. When the Fund writes a covered call option, it runs the risk of not being able to participate in the appreciation of the underlying securities or currencies above the exercise price, as well as the risk of being required to hold on to securities or currencies that are depreciating in value. This could result in higher transaction costs. The Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

Call options written by a Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, a Fund may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

WRITING COVERED PUT OPTIONS. Each Fund may write American or European style covered put options and purchase options to close out options previously written by the Fund. A put option gives the purchaser of the option the right to sell and the writer (seller) has the obligation to buy, the underlying security or currency at the exercise price during the option period (American style) or at the expiration of the option (European style). So long as the obligation of the writer continues, he may be assigned an exercise notice by the broker/dealer through whom such option was sold, requiring him to make payment of the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

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A Fund would write put options only on a covered basis, which means that the Fund would maintain in a segregated account cash, U.S. government securities or other liquid appropriate securities in an amount not less than the exercise price or the Fund will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the “covered” option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.)

The Fund would generally write covered put options in circumstances where the Sub-Adviser wishes to purchase the underlying security or currency for the Fund’s portfolio at a price lower than the current market price of the security or currency. In such event the Fund would write a put option at an exercise price, which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the Fund. In addition, the Fund, because it does not own the specific securities or currencies, which it may be required to purchase in exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies.

PURCHASING CALL OPTIONS. Each Fund may purchase American or European style call options, including FLEX Options. As the holder of a call option, the Fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase call options for the purpose of increasing its current return or avoiding tax consequences, which could reduce its current return. The Fund may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided below.

Call options may be purchased by the Fund for the purpose of acquiring the underlying securities or currencies for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund to acquire the securities or currencies at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also be useful to the Fund in purchasing a large block of securities or currencies that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

PURCHASING PUT OPTIONS. Each Fund may purchase American or European style put options. As the holder of a put option, the Fund has the right to sell the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided below.

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Each Fund may purchase a put option on an underlying security or currency (a “protective put”) owned by the Fund as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security’s market price or currency’s exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency where the Sub-Adviser deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

Each Fund may also purchase put options at a time when the Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

OPTIONS ON FUTURES CONTRACTS. Each Fund may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As an alternative to writing or purchasing call and put options on stock index futures, each Fund may write or purchase call and put options on stock indices. Such options would be used in a manner similar to the use of options on futures contracts.

SPECIAL RISKS OF TRANSACTIONS IN OPTIONS ON FUTURES CONTRACTS. The risks described under “Special Risks of Transactions on Futures Contracts” are substantially the same as the risks of using options on futures. In addition, where a Fund seeks to close out an option position by writing or buying an offsetting option covering the same underlying instrument, index or contract and having the same exercise price and expiration date, its ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying instruments; (iv) unusual or unforeseen circumstances may interrupt normal operations on an

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exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers’ orders.

REGULATORY LIMITATIONS. A Fund will engage in futures contracts and options thereon only for bona fide hedging, yield enhancement, and risk management purposes, in each case in accordance with rules and regulations of the CFTC.

A Fund may not purchase or sell futures contracts or related options if, with respect to positions which do not qualify as bona fide hedging under applicable CFTC rules, the sum of the amounts of initial margin deposits and premiums paid on those portions would exceed 5% of the net asset value of the Fund after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided, however, that in the case of an option that is in-the money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. For purposes of this policy options on futures contracts and foreign currency options traded on a commodities exchange will be considered “related options.” This policy may be modified by the Board of Trustees without a shareholder vote and does not limit the percentage of the Fund’s assets at risk to 5%.

A Fund’s use of futures contracts may result in leverage. Therefore, to the extent necessary, in instances involving the purchase of futures contracts or the writing of call or put options thereon by the Fund, an amount of cash, U.S. government securities or other appropriate liquid securities, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified in an account with the Fund’s custodian to cover (such as owning an offsetting position) the position, or alternative cover will be employed. Assets used as cover or held in an identified account cannot be sold while the position in the corresponding option or future is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund’s assets to cover or identified accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, each Fund would comply with such new restrictions.

Regulation as a Commodity Pool Operator. The Trust, on behalf of each Fund, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to each Fund’s operation. Accordingly, the Funds are not subject to registration or regulation as commodity pool operator.

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FEDERAL TAX TREATMENT OF OPTIONS, FUTURES CONTRACTS AND FORWARD FOREIGN EXCHANGE CONTRACTS. Each Fund may enter into certain option, futures, and forward foreign exchange contracts, including options and futures on currencies, which are Section 1256 contracts and may result in the Fund entering into straddles.

Open Section 1256 contracts at fiscal year-end will be considered to have been closed at the end of the Fund’s fiscal year and any gains or losses will be recognized for tax purposes at that time. Such gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument. The Fund will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.

Options, futures and forward foreign exchange contracts, including options and futures on currencies, which offset a security or currency position may be considered straddles for tax purposes, in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position. The holding period of the securities or currencies comprising the straddle may be deemed not to begin until the straddle is terminated. The holding period of the security offsetting an “in-the-money qualified covered call” option will not include the period of time the option is outstanding. Losses on written covered calls and purchased puts on securities, excluding certain “qualified covered call” options, may be long-term capital loss, if the security covering the option was held for more than twelve months prior to the writing of the option.

In order for each Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies.

FOREIGN CURRENCY TRANSACTIONS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

Each Fund may enter into forward contracts for a variety of purposes in connection with the management of the foreign currency exposure of its portfolio. The Fund’s use of such contracts would include, but not be limited to, the following: First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when the Sub-Adviser believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, or it wishes to alter the Fund’s exposure to the currencies of the countries in its investment universe, it may enter into a forward contract to sell or buy foreign currency in exchange for the U.S. dollar or another foreign currency. Alternatively, where

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appropriate, a Fund may manage all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, the Sub-Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Fund will be served.

Each Fund may enter into forward contracts for any other purpose consistent with the Fund’s investment objective and program. However, the Fund will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the Fund’s holdings of liquid securities and currency available for cover of the forward contract(s). In determining the amount to be delivered under a contract, the Fund may net offsetting positions.

At the maturity of a forward contract, the Fund may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by “rolling” that contract forward) or may initiate a new forward contract.

If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Each Fund’s dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, each Fund reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the Fund is not required to enter into forward contracts with regard to its foreign currency denominated securities and will not do so unless deemed appropriate by the Sub-Adviser. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain, which might result from an increase in the value of that currency.

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Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

ILLIQUID OR RESTRICTED SECURITIES. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the “1933 Act”). Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the Board of Trustees of the Trust. If through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid assets, including restricted securities, the Fund will take appropriate steps to protect liquidity.

Notwithstanding the above, each Fund may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers to trade in privately placed securities even though such securities are not registered under the 1933 Act. Dunham & Associates Investment Counsel, Inc. (the “Adviser” or “Dunham & Associates”) under the supervision of the Board of Trustees of the Trust, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund’s restriction of investing no more than 15% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Adviser will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser could consider: (1) the frequency of trades and quotes, (2) the number of dealers and potential purchases, (3) any dealer undertakings to make a market, and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored, and if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, the Fund’s holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 15% of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

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INCOME TRUSTS. A Fund may invest in income trusts which are investment trusts that hold assets that are income producing. The income is passed on to the “unitholders.” Each income trust has an operating risk based on its underlying business. The term may also be used to designate a legal entity, capital structure and ownership vehicle for certain assets or businesses. Shares or “trust units” are traded on securities exchanges just like stocks. Income is passed on to the investors, called unitholders, through monthly or quarterly distributions. Historically, distributions have typically been higher than dividends on common stocks. The unitholders are the beneficiaries of a trust, and their units represent their right to participate in the income and capital of the trust. Income trusts generally invest funds in assets that provide a return to the trust and its beneficiaries based on the cash flows of an underlying business. This return is often achieved through the acquisition by the trust of equity and debt instruments, royalty interests or real properties. The trust can receive interest, royalty or lease payments from an operating entity carrying on a business, as well as dividends and a return of capital.

Each income trust has an operating risk based on its underlying business; and typically, the higher the yield, the higher the risk. They also have additional risk factors, including, but not limited to, poorer access to debt markets. Similar to a dividend paying stock, income trusts do not guarantee minimum distributions or even return of capital. If the business starts to lose money, the trust can reduce or even eliminate distributions; this is usually accompanied by sharp losses is a unit’s market value. Since the yield is one of the main attractions of income trusts, there is the risk that trust units will decline in value if interest rates offering in competing markets, such as in the cash/treasury market, increase. Interest rate risk is also present within the trusts themselves because they hold very long term capital assets (e.g. pipelines, power plants, etc.), and much of the excess distributable income is derived from a maturity (or duration) mismatch between the life of the asset, and the life of the financing associated with it. In an increasing interest rate environment, not only does the attractiveness of trust distributions decrease, but quite possibly, the distributions may themselves decrease, leading to both a declining yield and substantial loss of unitholder value. Because most income is passed on to unitholders, rather than reinvested in the business, in some cases, a trust can become a wasting asset unless more equity is issued. Because many income trusts pay out more than their net income, the unitholder equity (capital) may decline over time. To the extent that the value of the trust is driven by the deferral or reduction of tax, any change in government tax regulations to remove the benefit will reduce the value of the trusts. Generally, income trusts also carry the same risks as dividend paying stocks that are traded on stock markets.

INSURED BANK OBLIGATIONS. The Funds may invest in insured bank obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. A Fund may, within the limits set forth in the Prospectus, purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability. Unless the Board of Trustees determines that a readily available market exists for such obligations, a Fund will treat such obligations as subject to the 15% limit for illiquid investments set forth in the Prospectus unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

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LENDING OF PORTFOLIO SECURITIES. The Funds may lend their securities. Securities may be loaned to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board of Trustees. In determining whether to lend securities, the Adviser or its agent, will consider relevant facts and circumstances, including the creditworthiness of the borrower.

Securities lending involves the risk that a Fund may lose money in the event that the borrower fails to return the securities to the Fund in a timely manner or at all. A Fund also could lose money in the event of a decline in the value of the collateral provided for loaned securities. Furthermore, as with other extensions of credit, a Fund could lose its rights in the collateral should the borrower fail financially. Another risk of securities lending is the risk that the loaned securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price. Any decline in the value of a security that occurs while the security is out on loan would continue to be borne by the Fund.

LOANS AND OTHER DIRECT DEBT INSTRUMENTS. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments are subject to each Fund’s policies regarding the quality of debt securities.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidations of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks to a Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to a Fund in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, each Fund relies on the Sub-Adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent

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for the benefit of a Fund were determined to be subject to the claims of the agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness purchased by a Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid. A Fund will set aside appropriate liquid assets in a custodial account to cover its potential obligations under standby financing commitments.

Each Fund (except the Dunham Real Estate Stock Fund) limits the amount of total assets that it will invest in any one issuer or, in issuers within the same industry (see each Fund’s investment limitations). For purposes of these limitations, a Fund generally will treat the borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a Fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the Fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as “issuers” for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

MATURITY OF DEBT SECURITIES. The maturity of debt securities may be considered long (10 years or more), intermediate (3 to 10 years), or short-term (less than 3 years). In general, the principal values of longer-term securities fluctuate more widely in response to changes in interest rates than those of shorter-term securities, providing greater opportunity for capital gain or risk of capital loss. A decline in interest rates usually produces an increase in the value of debt securities, while an increase in interest rates generally reduces their value.

MORTGAGE PASS-THROUGH SECURITIES. Interests in pools of mortgage pass-through securities differ from other forms of debt securities (which normally provide periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates). Instead, mortgage pass-through securities provide monthly payments consisting of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on the underlying residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Unscheduled payments of principal may be made if the underlying mortgage loans are repaid or refinanced or the underlying properties are foreclosed, thereby shortening the securities’ weighted average life. Some mortgage pass-through securities (such as securities guaranteed by the Government National Mortgage Association (“GNMA”) are described as “modified pass-through securities.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Treasury, the timely payment of principal and interest on securities issued by lending institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgage loans. These mortgage loans are either insured by the Federal Housing Administration or guaranteed

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by the Veterans Administration. A “pool” or group of such mortgage loans is assembled and after being approved by GNMA, is offered to investors through securities dealers.

Government-related guarantors of mortgage pass-through securities (i.e., not backed by the full faith and credit of the U.S. Treasury) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government-sponsored corporation. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Mortgage pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Treasury.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates (“PCs”), which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Treasury. On September 7, 2008, the U.S. Treasury Department and the Federal Housing Finance Authority (the “FHFA”) announced that FNMA and FHLMC had been placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations. The U.S. Treasury Department and the FHFA at the same time established a secured lending facility and a Secured Stock Purchase Agreement with both FNMA and FHLMC to ensure that each entity had the ability to fulfill its financial obligations.  The FHFA announced that it does not anticipate any disruption in pattern of payments or ongoing business operations of FNMA or FHLMC.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage pass-through securities. The Funds do not purchase interests in pools created by such non-governmental issuers.

Publicly Traded Partnerships. A Fund may invest in publicly traded partnerships (“PTPs”). PTPs are limited partnerships the interests in which (known as “units”) are traded on public exchanges, just like corporate stock. PTPs are limited partnerships that provide an investor with a direct interest in a group of assets (generally, oil and gas properties). Publicly traded partnership units typically trade publicly, like stock, and thus may provide the investor more liquidity than ordinary limited partnerships. Publicly traded partnerships are also called master limited partnerships and public limited partnerships. A limited partnership has one or more general partners (they may be individuals, corporations, partnerships or another entity) which manage the partnership, and limited partners, which provide capital to the partnership but have no role in its management. When an investor buys units in a PTP, he or she becomes a limited partner. PTSs are formed in several ways. A non-traded partnership may decide to go public. Several non-traded partnerships may “rollup” into a single PTP. A corporation may spin off a group of assets or part of its business into a PTP, although since 1986 the tax consequences have made this an unappealing; or, a newly formed company may operate as a PTP from its inception.

There are different types of risks to investing in PTPs including regulatory risks and interest rate risks. Currently most partnerships enjoy pass through taxation of their income to partners, which avoids double taxation of earnings. If the government were to change PTP business tax structure,

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unitholders would not be able to enjoy the relatively high yields in the sector for long. In addition, PTP’s which charge government-regulated fees for transportation of oil and gas products through their pipelines are subject to unfavorable changes in government-approved rates and fees, which would affect a PTPs revenue stream negatively. PTPs also carry some interest rate risks. During increases in interest rates, PTPs may not produce decent returns to shareholders.

RESETS. The interest rates paid on the Adjustable Rate Mortgage Securities (“ARMs”) in which a Fund may invest generally are readjusted or reset at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others tend to lag changes in market rate levels and tend to be somewhat less volatile.

In 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. In the same year, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced its selection of the Secured Overnight Financial Rate (“SOFR”), which is intended to be a broad measure of secured overnight U.S. Treasury repo rates, as an appropriate replacement for LIBOR. The Federal Reserve Bank of New York began publishing the SOFR in 2018, with the expectation that it could be used on a voluntary basis in new instruments and transactions. Similarly, bank working groups and regulators in other countries have suggested other alternatives for their markets, including the SONIA in England.

Caps and Floors. The underlying mortgages which collateralize the ARMs in which a Fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down: (1) per reset or adjustment interval, and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower’s monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. The value of mortgage securities in which a Fund invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which the Fund invests to be shorter than the maturities stated in the underlying mortgages.

MASTER LIMITED PARTNERSHIPS (“MLPs”). A Fund may invest in equity securities of MLPs. MLPs are publicly traded partnerships engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources.

OTHER INVESTMENT COMPANIES. The Funds may invest in an underlying portfolio of Exchange Traded Funds (“ETFs”), mutual funds and closed-end funds, which involve certain additional expenses and certain tax results, which would not be present in a direct investment in the underlying funds.

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EXCHANGE TRADED FUNDS. ETFs are passive funds that track their related index and have the flexibility of trading like a security. They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, margin ability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Additionally, ETFs are unit investment trusts (UITs) that have two markets. The primary market is where institutions swap “creation units” in block-multiples of 50,000 shares for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-ended mutual funds that are traded after hours once the net asset value (NAV) is calculated. ETFs share many similar risks with open-end and closed-end funds as discussed in the following paragraphs.

OPEN-END INVESTMENT COMPANIES. The 1940 Act provides that an underlying fund whose shares are purchased by the Funds will be obligated to redeem shares held by the Fund only in an amount up to 1% of the underlying fund’s outstanding securities during any period of less than 30 days. Shares held by a Fund in excess of 1% of an underlying fund’s outstanding securities therefore, will be considered not readily marketable securities, which, together with other such securities, may not exceed 10% of a Fund’s assets.

Under certain circumstances an underlying fund may determine to make payment of a redemption by a Fund wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the Securities and Exchange Commission. In such cases, the Funds may hold securities distributed by an underlying fund until the Manager determines that it is appropriate to dispose of such securities.

Investment decisions by the investment advisers of the underlying funds are made independently of the Funds and their Manager. Therefore, the investment adviser of one underlying fund may be purchasing shares of the same issuer whose shares are being sold by the investment adviser of another such fund. The result of this would be an indirect expense to a Fund without accomplishing any investment purpose.

CLOSED-END INVESTMENT COMPANIES. The Funds may invest in “closed-end” investment companies (or “closed-end funds”), subject to the investment restrictions set forth below. The Funds, together with any company or companies controlled by the Funds, and any other investment companies having the Manager as an investment adviser, may purchase in the aggregate only up to 3% of the total outstanding voting stock of any closed-end fund. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the NASDAQ and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as a Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

PIPE TRANSACTIONS. The Funds may invest in securities that are purchased in private investment in public equity (“PIPE”) transactions. Securities acquired by a Fund in such transactions are subject to resale restrictions under the federal securities laws. While issuers in PIPE transactions typically agree that they will register the securities for resale by the Fund after the transaction closes (thereby removing resale restrictions), there is no guarantee that the securities will in fact be registered. In addition, a PIPE issuer may require the Fund to agree to other resale restrictions as a condition to the sale of such securities. Thus, the Fund’s ability to resell securities acquired in PIPE

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transactions may be limited, and even though a public market may exist for such securities, the securities held by a Fund may be deemed illiquid.

REPURCHASE AGREEMENTS. The Funds may invest in repurchase agreements. A repurchase agreement is an instrument under which the investor (such as the Fund) acquires ownership of a security (known as the “underlying security”) and the seller (i.e., a bank or primary dealer) agrees, at the time of the sale, to repurchase the underlying security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, unless the seller defaults on its repurchase obligations. A Fund will only enter into repurchase agreements where: (i) the underlying securities are of the type (excluding maturity limitations) which the Fund’s investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security, including interest accrued, will be at all times at least equal to the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the Fund’s custodian. Repurchase agreements usually are for short periods, often under one week, and will not be entered into by a Fund for a duration of more than seven days if, as a result, more than 15% of the net asset value of the Fund would be invested in such agreements or other securities which are not readily marketable.

The Funds will assure that the amount of collateral with respect to any repurchase agreement is adequate. As with a true extension of credit, however, there is risk of delay in recovery or the possibility of inadequacy of the collateral should the seller of the repurchase agreement fail financially. In addition, a Fund could incur costs in connection with the disposition of the collateral if the seller were to default. The Funds will enter into repurchase agreements only with sellers deemed to be creditworthy by, or pursuant to guidelines established by, the Board of Trustees of the Trust and only when the economic benefit to the Funds is believed to justify the attendant risks. The Funds have adopted standards for the sellers with whom they will enter into repurchase agreements. The Board of Trustees of the Trust believe these standards are designed to reasonably assure that such sellers present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. The Funds may enter into repurchase agreements only with well-established securities dealers or with member banks of the Federal Reserve System.

SHORT SALES. The Funds may sell securities short as part of their overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities.

A short sale is a transaction in which a Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When a Fund makes a short sale, the broker/dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs

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described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent a Fund sells securities short, it will provide collateral to the broker/dealer (except in the case of short sales “against the box”).

SPECIAL SITUATION INVESTMENTS – The Fund may make investments in ’special situations’ including without limitation recapitalizations, spinoffs, corporate and financial restructurings, reorganizations, bankruptcy, liquidation, covenant amendments, ratings transitions, litigation or other catalyst-oriented situations.

STRUCTURED PRODUCTS. Each Fund may invest in interests in entities organized and operated for the purpose of restructuring the investment characteristics of certain other investments. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments and the issuance by that entity of one or more classes of securities (“structured products”) backed by, or representing interests in, the underlying instruments. The term “structured products” as used herein excludes synthetic convertibles. See “Investment Practices—Synthetic Convertible Securities.” The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. A Fund may invest in structured products, which represent derived investment positions based on relationships among different markets or asset classes.

Each Fund may also invest in other types of structured products, including, among others, baskets of credit default swaps referencing a portfolio of high-yield securities. A structured product may be considered to be leveraged to the extent its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument.

Because certain structured products of the type in which a Fund may invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments. A Fund may invest in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products. Although a Fund’s purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of the Fund’s limitations related to borrowing and leverage.

Certain issuers of structured products may be deemed to be “investment companies” as defined in the Investment Company Act of 1940. As a result, the Fund’s investments in these structured products may be limited by the restrictions contained in the Investment Company Act of 1940. Structured products are typically sold in private placement transactions, and there currently may not be active trading market for structured products. As a result, certain structured products in which the Fund invests may be deemed illiquid.

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SWAP AGREEMENTS. Each of the Funds may enter into interest rate, index, total return, and currency exchange rate swap agreements in attempts to obtain a particular desired return at a lower cost to the Fund than if the Fund has invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. A Fund’s obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. government securities, or other liquid securities, to avoid leveraging of the Fund’s portfolio. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund’s assets.

Whether a Fund’s use of swap agreements enhance the Fund’s total return will depend on the Sub-Adviser’s ability correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

The Sub-Adviser will cause a Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Funds’ repurchase agreement guidelines. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act (“CEA”) and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations of the CFTC. To qualify for this exemption, a swap agreement must be entered into by “eligible participants,” which include the following, provided the participants’ total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker/dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employees benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including

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pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

SYNTHETIC CONVERTIBLE SECURITIES.A Fund may create a “synthetic” convertible security by combining fixed income securities with the right to acquire equity securities. In creating a synthetic security, a Fund may pool a basket of fixed-income securities and a basket of warrants or options that produce the economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two components are issued by a single issuer, the character of a synthetic convertible security allows the combination of components representing distinct issuers, when management believes that such a combination would better promote a Fund’s investment objective. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, a Fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.

A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the call option or warrant purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the fixed-income component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the fixed-income instrument.

A Fund may also purchase synthetic convertible securities manufactured by other parties, including convertible structured notes. Convertible structured notes are fixed income debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible.

WARRANTS. Each Fund may invest in warrants. Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security, which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

WHEN-ISSUED SECURITIES. Each Fund may, from time to time, purchase securities on a “when-issued” or delayed delivery basis. The price for such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase, but may take up to three months. During the period between purchases and settlement, no payment is made by a Fund to the issuer and no interest accrues to a Fund. At the time

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a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. Each Fund will maintain, in a segregated account with the custodian, cash or appropriate liquid securities equal in value to commitments for when-issued securities.

UNITED STATES GOVERNMENT OBLIGATIONS. These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis.

UNITED STATES GOVERNMENT AGENCY SECURITIES. These consist of debt securities issued by agencies and instrumentalities of the United States government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, government National Mortgage Association (“GNMA”), Farmer’s Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation (“FHLMC”), the Farm Credit Banks, the Federal National Mortgage Association (“FNMA”), and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the United States government (e.g., United States Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., GNMA mortgage-backed securities); (iii) supported by the issuing agency’s or instrumentality’s right to borrow from the United States Treasury (e.g., FNMA Discount Notes); or (iv) supported only by the issuing agency’s or instrumentality’s own credit (e.g., Tennessee Valley Association).

TEMPORARY DEFENSIVE MEASURES

In response to market, economic, political or other conditions, each Sub-Adviser may temporarily use a different investment strategy for the respective Fund for defensive purposes. Such a strategy could include investing up to 100% of a Fund’s assets in cash or cash equivalent securities. This could affect a Fund’s performance and the Fund might not achieve its investment objectives.

PORTFOLIO TURNOVER RATE

Some Funds may engage in a high level of trading in seeking to achieve their investment objectives. Information regarding each Fund’s portfolio turnover rate is available in the Financial Highlights section of the Prospectus. The portfolio turnover rate for a Fund is calculated by dividing the lesser of the purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. A 100% portfolio turnover rate results, for example, if the equivalent of all the securities in the Fund’s portfolio are replaced in a one-year period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption or shares. A Fund is not restricted by policy with regard to portfolio turnover and will make changes in its investment portfolio from time to time as business and economic conditions as well as market prices may dictate.

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The decrease in portfolio turnover from 2023 to 2024 with respect to the Dynamic Macro Fund was caused as in 2023 the Fund experienced a shift in sub-advisers, which resulted in higher portfolio turnover as the new Sub-Adviser’s strategy was initially implemented. The increase in portfolio turnover from 2023 to 2024 with respect to the Dunham International Stock Fund is in line with the type of investment strategy regularly utilized by the Sub-Adviser.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted policies and procedures that govern the disclosure of each Fund’s portfolio holdings. These policies and procedures are designed to ensure that such disclosure is in the best interests of Fund shareholders.

No sooner than thirty days after the end of each month, each Fund will make available a complete schedule of its portfolio holdings as of the last day of the month. Each Fund files with the SEC a Form N-CSR or a Form N-PORT report for the period that includes the date as of which that list of portfolio holdings was current. Each filing discloses the Fund’s portfolio holdings as of the end of the applicable quarter.

Other than to rating agencies and service providers, as described below, a Fund does not selectively disclose its portfolio holdings to any person. In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential.

●	The Adviser and Sub-Advisers. Personnel of the Adviser and Sub-Advisers, including personnel responsible for managing each Fund’s portfolio, may have full daily access to the Fund’s portfolio holdings because that information is necessary in order for the Adviser and Sub-Adviser to provide its management, administrative, and investment services to the Funds. As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, Adviser’s and each Sub-Adviser’s personnel may also release and discuss certain portfolio holdings with various broker/dealers.

●	Gemini Fund Services, LLC. Gemini Fund Services, LLC is the transfer agent, fund accountant and administrator for the Funds; therefore, its personnel have full daily access to the Funds’ portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for each Fund.

●	Custodian. US Bank, N.A. is the custodian for the Dunham Funds; therefore, its personnel and agents have full daily access to each Fund’s portfolio holdings because that information is necessary in order for them to provide the agreed-upon services for each Fund.

●	Pricing Services. Bloomberg LP, S&P Global Market Intelligence (formerly IHS Markit), ICE Pricing and Reference Data LLC (“ICE”), Pricing Direct, and London Stock Exchange Group (LSEG) (formerly Refinitiv) are pricing services that supply market quotations and evaluated prices to U.S. Bank; therefore, its personnel have full daily access to the Funds’ portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for each Fund.

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●	Cohen & Company, Ltd. Cohen & Company, Ltd. is the independent registered public accounting firm for the Dunham Funds; therefore, its personnel and agents receive information regarding each Fund’s portfolio holdings as needed with no time lag in order to provide the agreed upon services for each Fund.

●	Dechert LLP. Dechert LLP is independent legal counsel to the Trust; therefore, its personnel and agents may receive information regarding each Fund’s portfolio holdings as needed with no time lag to perform the agreed upon services.

●	Confluence Technologies, Inc. Confluence Technologies, Inc. provides investment data management automation for regulatory, financial, and investor reporting; therefore, their personnel have full daily access to the Funds’ portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for each Fund.

●	Rating Agencies. Morningstar, Lipper and other mutual fund rating agencies may also receive each Fund’s full portfolio holdings, generally monthly on a 15 to 30-day lag basis with the understanding that such holdings may be posted or disseminated to the public by the rating agencies at any time.

●	Funds’ Website (www.dunham.com). The Dunham Funds release quarterly fact sheets which are posted on the Funds’ website and include top ten holdings. These fact sheets are posted no sooner than ten days after the relevant calendar quarter end.

●	Securities Lending Agent. U.S. Bank, N.A. is the securities lending agent for the Dunham Funds, therefore their personnel have full daily access to the Funds’ portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for each Fund.

●	Investment Company Institute (“ICI”). Gemini provides the ICI with certain holdings information (top 10 holdings, sector weighting and asset categories) regarding the Funds on a quarterly basis, approximately fifteen (15) days after the quarter end. The ICI uses this information for survey purposes and does not disclose a Fund’s holding information publicly.

The Trust’s Chief Compliance Officer, or designee, may also grant exceptions to permit additional disclosure of Fund portfolio holdings information at differing times and with different lag times (the period from the date of the information to the date the information is made available) in instances where a Fund has legitimate business purposes for doing so, it is in the best interests of shareholders, and the recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information and are required to execute an agreement to that effect. The Board will be informed of any such disclosures at its next regularly scheduled meeting or as soon as is reasonably practicable thereafter. In no event shall the Funds, the Adviser, or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Funds’ portfolio holdings.

There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect the Funds from the potential misuse of holdings information by individuals or firms in possession of that information.

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MANAGEMENT OF THE TRUST

Board Leadership Structure

The Trust is led by Mr. Jeffrey A. Dunham, who has served as the Chairman of the Board of Trustees and President (Principal Executive Officer) since the Trust was organized in 2007. Mr. Dunham is an interested person by virtue of his indirect controlling interest in Dunham & Associates Investment Counsel, Inc. (the Trust’s investment adviser and underwriter). The Board of Trustees is comprised of Mr. Dunham and three Independent Trustees. The Trust does not have a Lead Independent Trustee, but under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees generally meet in executive session on an ad hoc basis. Under the Trust’s Agreement and Declaration of Trust and By-Laws, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Trust policies including, generally, (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings. Generally, the Trust believes it best to have a single leader who is seen by shareholders, business partners and other stakeholders as providing strong leadership. The Trust believes that its Chairman, the independent chair of the Audit Committee, and, as an entity, the full Board of Trustees, provides effective leadership that is in the best interests of the Trust, its Funds and each shareholder.

Board Risk Oversight

The Board of Trustees is comprised of Mr. Dunham and three Independent Trustees with a standing independent Audit Committee with a separate chair who is also the Audit Committee financial expert. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting risk within its area of responsibilities. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills. Mr. Dunham has over 35 years of business experience in the investment management, brokerage and real estate businesses, holds a Bachelor of Science degree in Business Administration with an emphasis in Finance from San Diego State University and serves as Chairman of the Dunham Trust Company (“DTC”). He possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board. Mr. Michael J. Torvinen has over 40 years of business experience, primarily as CFO for several state agencies in Nevada. He is a Certified Public Accountant (“CPA”). Mr. Paul A. Rosinack has over 30 years of general business experience including in the medical device and biotechnology industries where he has served as President, CEO and Director of Qualigen, Inc., a medical device manufacturer, from 2004 to 2017. Mr. Ray McKewon has background as business founder from 1990 to 2005, U.S. Navy veteran, President for a Music Production company from 2000 to present and Fund Advisor for a venture capital firm from 2018 to present. The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee results in a highly qualified Board of Trustees.

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Trustees and Officers

Because Dunham Funds is a Delaware business trust, there are Trustees appointed to oversee the Trust. These Trustees are responsible for overseeing the services provided by the Adviser and the general operations of the Trust. These responsibilities include approving the arrangements with companies that provide necessary services to the Funds, ensuring the Funds’ compliance with applicable securities laws and that dividends and capital gains are distributed to shareholders. The Trustees oversee each portfolio in the Dunham Funds. The Trustees have appointed officers to provide many of the functions necessary for day-to-day operations.

MANAGEMENT TABLE

Trustees and officers of the Trust, together with information as to their principal business occupations during the last five years, are shown below. Each Trustee who is considered an “interested person” of the Trust (as defined in Section 2(a)(19) of the 1940 Act) is indicated by an asterisk next to his name. Unless otherwise noted, the address of each Trustee and Officer is 6256 Greenwich Drive, Suite 550, San Diego, CA 92122.

Name, Age and Address	Position(s) Held with Trust	Term of Office and Length of Time Served ^	Principal Occupation(s) During the Past 5 Years and Current Directorships	Number of Funds in the Trust Overseen by Trustee	Other Directorships During the Past 5 Years
Non-Interested Trustees
Ray McKewon Age: 76	Trustee	Since December 2024	President, The Xceptional Music Company, 2007–present; Fund Advisor, Mesa Verde Partners III, 2018–present.	15	None
Paul A. Rosinack Age: 78	Trustee	Since January 2008	Retired; President/Chief Executive Officer / Director, Qualigen, Inc., (manufacturer of medical products and equipment) 2004–2017.	15	None
Michael J. Torvinen[1] Age: 69	Trustee	Since January 2021	Self-employed, Torvinen Accounting and Consulting LLC, August 2014–present.	15	None

[1]	Since 2017, Mr. Torvinen has served as Trustee of DTC. DTC is a trust company licensed by the Nevada Department of Business & Industry, Financial Division and is an affiliate of the Adviser.

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Name, Age and Address	Position(s) Held with Trust	Term of Office and Length of Time Served ^	Principal Occupation(s) During the Past 5 Years and Current Directorships	Number of Funds in the Trust Overseen by Trustee	Other Directorships During the Past 5 Years
Interested Trustees and Officers
Jeffrey A. Dunham Age: 63	Trustee, Chairman of Board, President & Principal Executive Officer	Since January 2008	Chief Executive Officer, Dunham & Associates Investment Counsel, Inc., (registered investment adviser, broker-dealer and distributor for mutual funds), 1985–present; Chief Executive Officer, Dunham & Associates Holdings, Inc. (holding company), 1999–present; Chief Executive Officer, Dunham & Associates Securities, Inc. (general partner for various limited partnerships), 1986–present; Chief Executive Officer, Asset Managers, Inc. (general partner and/or manager of various limited partnerships and/or limited liability companies), 1985–present; Chairman and Chief Executive Officer, Dunham Trust Company, 1999–present.	15	None
Christine Zou, CPA Age: 53	Treasurer & Principal Financial Officer	Since September 2024	Chief Financial Officer, Dunham & Associates Investment Counsel, Inc, (registered investment adviser, broker-dealer and distributor for mutual funds), July 2024 – present; Chief Financial Officer, Dunham & Associates Holdings, Inc. (holding company), July 2024 – present; Chief Financial Officer, Dunham & Associates Securities, Inc. (general partner and limited partner for various limited partnerships and limited liability companies), July 2024 – present; Chief Financial Officer and Director, Dunham Trust Company, July 2024-present; Founder and Principal CPA, Zou CPA Firm, May 2021-present; FVP, Director, Accounting & Finance, Axos Bank, June 2023-June 2024; Senior Vice President, Global Finance & Accounting, Search Optics, LLC, June 2018-January 2021.	N/A	N/A
Viktoria Palermo, CRCP® Age: 46	Chief Compliance Officer & AML Officer	Since September 2021	Chief Compliance Officer, Dunham & Associates, Investment Counsel, Inc. (registered investment adviser, broker-dealer and distributor for mutual funds), September 2021–present; BSA/ AML Compliance Officer, Dunham Trust Company, September 2021–present; Operations Manager (2021), Chief Compliance Officer and AML Officer (2017–2021), Lucia Capital Group.	N/A	N/A
Helmut Boisch Age: 45	Secretary	Since March 2022	Chief Operating Officer, Dunham & Associates, Investment Counsel, Inc. (registered investment adviser, broker-dealer and distributor for mutual funds), March 2022–present; Director, Global Head of Vendor Management (2018–2022), Director, Head of Operations Project Management (2017–2018), Vice President, Deputy Chief Compliance Officer (2014–2017), Allianz Global Investors.	N/A	N/A
Ryan Dykmans, CFA Age: 43	Assistant Secretary	Since October 2015	Chief Investment Officer, August 2022–present; Director of Research, (June 2013–July 2022); Senior Investment Analyst from (2009–2013), Dunham & Associates Investment Counsel, Inc. (registered investment adviser, broker-dealer and distributor for mutual funds).	N/A	N/A
James Colantino Gemini Fund Services, LLC 225 Pictoria Dr, Suite 450 Cincinnati, OH 45246 Age: 55	Assistant Treasurer	Since January 2008	Senior Vice President – Fund Administration, 2012–present; Vice President (2004–2012); Senior Fund Administrator (1999–2004), Gemini Fund Services, LLC.	N/A	N/A

^	Each Trustee will serve an indefinite term until his successor, if any, is duly elected and qualified. Officers of the Trust are elected annually.

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The Board of Trustees has an Audit Committee and a Nominating Committee that consists of all the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act. The Audit Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Funds’ financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of each Fund’s accounting and financial reporting policies and practices and internal controls. The Board has adopted a written charter for the Audit Committee. During the fiscal year ended October 31, 2024, the Audit Committee met four times. The Nominating Committee reviews and nominates candidates to serve as non-interested Trustees. During the fiscal year ended October 31, 2024, the Nominating Committee did not meet. The Nominating Committee generally will not consider nominees recommended by shareholders of a Fund.

COMPENSATION OF TRUSTEES

Effective as of June 23, 2020, the Trust pays each Trustee of the Trust who is not an interested person a fee of $6,250 for each board meeting attended in person; $2,500 for each board meeting attended by telephone or video conference; $1,000 for attending a stand-alone (not held on the same day as a board meeting) committee meeting in person; and $500 for attending a stand-alone committee meeting by telephone.

No additional compensation will be provided for Committee meetings occurring on the same day as a Board meeting. The cost is allocated among the Funds pro rata based on assets under management. The Trust also reimburses each Trustee for travel and other expenses incurred in attending meetings of the Board. With the exception of the Trust’s Chief Compliance Officer as discussed below, officers of the Trust and Trustees who are interested persons of the Trust do not receive any compensation from the Trust or any other Funds managed by the Adviser.  The Trust has agreed to pay the Adviser a fee in the amount of up to $150,000 per annum plus an annual discretionary bonus as may be awarded as compensation for providing an officer or employee of the Adviser to serve as Chief Compliance Officer for the Funds (each Fund bearing its pro rata share of the fee), plus the cost of reasonable expenses related to the performance of the Chief Compliance Officer’s duties, including travel expenses, and may compensate the Adviser for the time of other officers or employees of the Adviser who serve in other compliance capacities for the Funds.

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The following table sets forth information regarding the aggregate compensation received by the Independent Trustees from the Trust for the fiscal year ended October 31, 2024.

COMPENSATION TABLE

Name of Person	Aggregate Compensation from Trust	Pension or Retirement Benefits Estimated Accrued as Part of Trust Expense	Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid To Trustees
Henry R. Goldstein[1]	$25,000	N/A	N/A	$25,000
Ray McKewon[2]	$0	N/A	N/A	$0
Paul A. Rosinack	$25,000	N/A	N/A	$25,000
Michael J. Torvinen	$25,000	N/A	N/A	$25,000

[1]	Mr. Goldstein resigned as a Trustee effective September 1, 2024.

[2]	Mr. McKewon was elected as a Trustee effective December 16, 2024.

The Trustees serve on the Board for terms of indefinite duration. A Trustee’s position in that capacity will terminate if such Trustee is removed, resigns or is subject to various disabling events such as death or incapacity.

Share Ownership. Information relating to share ownership by each Trustee of the Trust as of December 31, 2024 is set forth in the charts below:

Aggregate Dollar Range of Securities In All
Registered Funds Overseen by Trustee In Dunham
Trustees	Funds
Interested Trustee:
Jeffrey A. Dunham	Over $100,000
Non-Interested Trustees:
Ray McKewon	Over $100,000
Paul A. Rosinack	Over $100,000
Michael J. Torvinen	Over $100,000

	Jeffrey A. Dunham	Ray McKewon	Paul A. Rosinack	Michael J. Torvinen
Dunham Corporate/ Government Bond Fund	Over $100,000	Over $100,000	Over $100,000	$10,001-$50,000
Dunham Floating Rate Bond Fund	Over $100,000	Over $100,000	$50,001-$100,000	$10,001-$50,000
Dunham High-Yield Bond Fund	Over $100,000	Over $100,000	Over $100,000	$10,001-$50,000
Dunham International Opportunity Bond Fund	$50,001-$100,000	Over $100,000	$50,001-$100,000	$10,001-$50,000
Dunham Large Cap Value Fund	Over $100,000	Over $100,000	$10,001-$50,000	$10,001-$50,000
Dunham Small Cap Value Fund	$50,001-$100,000	Over $100,000	$10,001-$50,000	$10,001-$50,000
Dunham Focused Large Cap Growth Fund	Over $100,000	Over $100,000	$50,001-$100,000	$10,001-$50,000
Dunham Small Cap Growth Fund	$10,001-$50,000	$50,001-$100,000	$10,001-$50,000	$1-$10,000
Dunham Emerging Markets Stock Fund	Over $100,000	Over $100,000	$50,001-$100,000	$10,001-$50,000
Dunham International Stock Fund	Over $100,000	Over $100,000	$50,001-$100,000	$10,001-$50,000
Dunham Dynamic Macro Fund	$50,001-$100,000	Over $100,000	$10,001-$50,000	$10,001-$50,000
Dunham Long/Short Credit Fund	Over $100,000	Over $100,000	Over $100,000	$10,001-$50,000
Dunham Monthly Distribution Fund	Over $100,000	Over $100,000	Over $100,000	$10,001-$50,000
Dunham Real Estate Stock Fund	$50,001-$100,000	$50,001-$100,000	$10,001-$50,000	$1-$10,000
Dunham U.S. Enhanced Market Fund	Over $100,000	Over $100,000	$10,001-$50,000	$10,001-$50,000

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PRINCIPAL HOLDERS OF SECURITIES

The following table provides the name and address of any person who owns of record or is known to the Trust to beneficially own 5% or more of a class of the outstanding shares of a Fund as of February 5, 2025.

Dunham Trust Company 200 S. Virginia Street, Suite 400 Reno, NV 89501	Holds the following percentages of the class:
Dunham Corporate/ Government Bond Fund—Class N	95.55%
Dunham Corporate/ Government Bond Fund—Class C	40.98%
Dunham Floating Rate Bond Fund—Class N	94.38%
Dunham Floating Rate Bond Fund—Class C	10.74%
Dunham High-Yield Bond Fund—Class N	92.96%
Dunham High-Yield Bond Fund—Class C	25.29%
Dunham International Opportunity Bond Fund—Class N	94.50%
Dunham International Opportunity Bond Fund—Class C	34.98%
Dunham Large Cap Value Fund—Class N	91.15%
Dunham Large Cap Value Fund—Class C	32.27%
Dunham Small Cap Value Fund—Class N	92.39%
Dunham Small Cap Value Fund—Class C	39.23%
Dunham Focused Large Cap Growth Fund—Class N	75.10%
Dunham Focused Large Cap Growth Fund—Class C	10.35%
Dunham Small Cap Growth Fund—Class N	83.12%
Dunham Small Cap Growth Fund—Class C	28.38%
Dunham Emerging Markets Stock Fund—Class N	95.26%
Dunham Emerging Markets Stock Fund—Class C	41.23%
Dunham International Stock Fund—Class N	79.85%
Dunham International Stock Fund—Class C	34.41%
Dunham Dynamic Macro Fund—Class N	93.94%
Dunham Dynamic Macro Fund—Class C	27.73%
Dunham Long/Short Credit Fund—Class N	85.82%
Dunham Long/Short Credit Fund—Class C	33.24%
Dunham Monthly Distribution Fund—Class N	94.21%
Dunham Monthly Distribution Fund—Class C	10.96%
Dunham Real Estate Stock Fund—Class N	87.31%
Dunham Real Estate Stock Fund—Class C	20.94%
Dunham U.S. Enhanced Market Fund—Class N	93.64%
Dunham U.S. Enhanced Market Fund—Class C	79.00%

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FUND	CLASS	% of CLASS
Dunham Long/Short Credit Fund
Dunham Trust Co Cust FBO/ Steven Medwed IRA 5546 Tadworth Pl West Bloomfield, MI 48322	A	5.05%
Dunham Monthly Distribution Fund
Midwest Trust Company TTEE/Billingsley Trust UA 5901 College Blvd Ste 100 Leawood KS, 66211	A	5.40%
Dunham Dynamic Macro Fund
Dunham Trust Co Cust FBO/Peggy J Williams IRA 53 E Woodruff Hazel Park, MI 48030	C	7.20%
Dunham Trust Co Cust FBO/Kathleen M Schanbeck IRA 7282 Parkway Court Canton, MI 48187	C	16.13%
Dunham Trust Co Cust FBO/Barbara Kaluz 180 Middle Road Highland, Mi 48357	C	7.10%
Dunham International Opportunity Fund
Dunham Trust Co Cust FBO/Alberta L Warner IRA 11 Rivo Alto Canal Long Beach, CA 90803	C	6.10%
Dunham Floating Rate Bond Fund
Stifel Nicolaus & Company, Inc 501 North Broadway St. Louis, MO 63102	C	12.48%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	C	7.27%
Dunham Small Cap Value Fund
LPL Financial 4707 Executive Drive San Diego, CA 92121	C	14.53%
Dunham Focused Large Cap Growth Fund
LPL Financial 4707 Executive Drive San Diego, CA 92121	C	7.34%
Dunham U.S. Enhanced Market Fund
Dunham Trust Co Cust FBO/Jeffrey R Besnier IRA 11305 Belhaven Ct Richmond, VA 23233	C	6.41%

A shareholder owning of record or beneficially more than 25% of a Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have more significant effect on matters presented at a shareholder’s meeting than votes of other shareholders. Additional information on owners of more than 25% of a Fund’s outstanding shares is presented below:

DTC is a private Nevada Trust. Charles Schwab & Co., Inc., a California corporation, is a subsidiary of The Charles Schwab Corporation.

As of February 5, 2025, the Trustees and officers as a group owned less than 1% of the outstanding shares of any class of the Dunham Funds.

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INVESTMENT MANAGEMENT AND OTHER SERVICES

INVESTMENT ADVISER

The Adviser is located at 6256 Greenwich Drive, Suite 550, San Diego, California, 92122. The Adviser is wholly owned by Dunham & Associates Holdings, Inc. (“Dunham Holdings”). Jeffrey Dunham owns a controlling 95% interest in Dunham Holdings which represents 100% of the voting shares of Dunham Holdings. The Adviser, which was founded in 1985, offers investment advisory services to pension plans, pooled investment vehicles, high-net worth individuals and mutual funds. Pursuant to the Investment Management Agreement with the Funds (the “Advisory Agreement”), Dunham & Associates, subject to the supervision of the Trustees and in conformity with the stated policies of the Funds, manages the operations of the Funds and reviews the performance of the Sub-Advisers, and makes recommendations to the Trustees with respect to the retention and renewal of contracts. The Advisory Agreement was most recently approved by the Board of Trustees of the Trust, including by a majority of the non-interested Trustees, at a meeting held on December 16–17, 2024, with respect to each Fund. The Adviser and AdvisorOne Funds have obtained an exemptive order (the “Order”) from the Securities and Exchange Commission that permits the Adviser to enter into sub-advisory agreements with Sub-Advisers without obtaining shareholder approval. The Adviser, subject to the review and approval of the Board of Trustees of the Funds, selects Sub-Advisers for each Fund and supervises and monitors the performance of each Sub-Adviser. The Trust may rely on the Order provided the Funds are managed by the Adviser and other conditions are met.

The Order also permits the Adviser, subject to the approval of the Trustees, to replace Sub-Advisers or amend sub-advisory agreements without shareholder approval whenever the Adviser and the Trustees believe such action will benefit a Fund and its shareholders.

The Adviser has entered into a sub-advisory agreement with each Sub-Adviser and the Trust on behalf of each Fund, whereby the Fund pays the Adviser a fixed fee and the Fund (not the Adviser) pays the Sub-Adviser a fulcrum fee. Each Fund’s Sub-Adviser is compensated based on its performance and each sub-advisory agreement is a fulcrum fee. Below are the approved Fulcrum fee arrangements:

		Adviser’s	Sub-Adviser’s
	Management Fee	Portion	Portion
Corporate/Government Bond	0.65% – 0.95%	0.50%	0.15% – 0.45%
Floating Rate Bond	0.78% – 0.98%	0.60%	0.18% – 0.38%
High-Yield Bond	0.82% – 1.02%	0.60%	0.22% – 0.42%
International Opportunity Bond	0.80% – 1.30%	0.60%	0.20% – 0.70%
Large Cap Value	0.75% – 1.15%	0.65%	0.10% – 0.50%
Small Cap Value*	0.85% – 1.35%	0.65%	0.20% – 0.70%
Focused Large Cap Growth	0.85% – 1.15%	0.65%	0.20% – 0.50%
Small Cap Growth	0.65% – 1.65%	0.65%	0.00% – 1.00%
Emerging Markets Stock	0.70% – 1.50%	0.65%	0.05% – 0.85%
International Stock	0.95% – 1.65%	0.65%	0.30% – 1.00%
Dynamic Macro**	0.90% – 1.60%	0.65%	0.25% – 0.95%
Long/Short Credit	0.70% – 1.80%	0.65%	0.05% – 1.15%
Monthly Distribution	0.87% – 1.63%	0.65%	0.22% – 0.98%
Real Estate Stock	0.80% – 1.40%	0.65%	0.15% – 0.75%
U.S. Enhanced Market	0.95% – 1.35%	0.65%	0.30% – 0.70%

*	Prior to April 1, 2024, the Sub-Adviser’s portion for Small Cap Value was 0.10% – 0.80% and the Management fee range was 0.75% – 1.45%.

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 All of the sub-advisory fee rates below are within the limits of the following negotiable sub-advisory fee ranges pre-approved by the Predecessor Funds’ shareholders on August 26, 2005, unless otherwise noted:

Fund:	Base Fee +/- Fulcrum Fee	Pre-Approved Negotiable Range of Sub-Advisory Fees
Dunham Corporate/ Government Bond Fund	30 basis points (0.30%) +/- 15 basis points (0.15%)	0% – 0.70%
Dunham Floating Rate Bond Fund	28 basis points (0.28%) +/- 10 basis points (0.10%)	0% – 0.90%(1)
Dunham High-Yield Bond Fund	32 basis points (0.32%) +/- 10 basis points (0.10%)	0% – 0.80%(2)
Dunham International Opportunity Bond Fund	45 basis points (0.45%) +/-25 basis points (0.25%)	0% – 0.95%(1)
Dunham Large Cap Value Fund	30 basis points (0.30%) +/- 20 basis points (0.20%)	0% – 1.00%
Dunham Small Cap Value Fund	45 basis points (0.45%) +/- 25 basis points (0.25%)	0% – 1.50%
Dunham Focused Large Cap Growth Fund	35 basis points (0.35%) +/- 15 basis points (0.15%)	0% –1.10%(3)
Dunham Small Cap Growth Fund	50 basis points (0.50%) +/- 50 basis points (0.50%)	0% – 1.30%
Dunham Emerging Markets Stock Fund	45 basis points (0.45%) +/- 40 basis points (0.40%)	0% – 1.20%
Dunham International Stock Fund	65 basis points (0.65%) +/- 35 basis points (0.35%)	0% – 1.00%
Dunham Dynamic Macro Fund	60 basis points (0.60%) +/-35 basis points (0.35%)	0% – 1.50%(4)
Dunham Long/Short Credit Fund	60 basis points (0.60%) +/- 55 basis points (0.55%)	0% – 1.50%
Dunham Monthly Distribution Fund	60 basis points (0.60%) +/- 38 basis points (0.38%)	0% – 1.50%(5)
Dunham Real Estate Stock Fund	45 basis points (0.45%) +/- 30 basis points (0.30%)	0% – 1.00%
Dunham U.S. Enhanced Market Fund	50 basis points (0.50%) +/- 20 basis points (0.20%)	0% – 1.50%(6)

(1)	The range for the Dunham International Opportunity Bond Fund and the range of the Dunham Floating Rate Bond Fund were approved by the initial Dunham International Opportunity Bond Fund shareholder and the initial Dunham Floating Rate Bond Fund shareholder on November 1, 2013.

(2)	The range for Dunham High-Yield Bond Fund was approved by the initial Dunham High-Yield Bond Fund shareholder on July 1, 2005.

(3)	The range for the Dunham Focused Large Cap Growth Fund was approved by the initial Dunham Focused Large Cap Growth Fund shareholder on December 8, 2011.

(4)	The range for the Dunham Dynamic Macro Fund was approved by the initial Dunham Dynamic Macro Fund shareholder on April 29, 2010.

(5)	The range for the Dunham Monthly Distribution Fund was approved by the initial Dunham Monthly Distribution Fund shareholder on May 14, 2008.

(6)	The range for the Dunham U.S. Enhanced Market Fund was approved by the initial Dunham U.S. Enhanced Market Fund shareholder on May 1, 2023.

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The following table shows the amount of management fees incurred by each Fund for the fiscal year ended October 31, 2024.

Fund	FEES EARNED BY THE ADVISER	ADVISORY FEES WAIVED	NET FEES EARNED BY THE ADVISER	FEES EARNED BY SUB ADVISER	SUB- ADVISORY FEES WAIVED	NET FEES EARNED BY SUB-ADVISER
Dunham Corporate/ Government Bond Fund	$830,608	—	$830,608	$632,662	—	$632,662
Dunham Floating Rate Bond Fund	$734,893	—	$734,893	$235,453	—	$235,453
Dunham High-Yield Bond Fund	$976,138	—	$976,138	$581,191	—	$581,191
Dunham International Opportunity Bond Fund	$398,734	—	$398,734	$439,041	—	$439,041
Dunham Large Cap Value Fund	$1,007,471	—	$1,007,471	$538,229	—	$538,229
Dunham Small Cap Value Fund	$551,315	—	$551,315	$317,492	—	$317,492
Dunham Focused Large Cap Growth Fund	$1,212,623	—	$1,212,623	$668,061	—	$668,061
Dunham Small Cap Growth Fund	$504,613	—	$504,613	$300,313	—	$300,313
Dunham Emerging Markets Stock Fund	$719,913	—	$719,913	$214,016	—	$214,016
Dunham International Stock Fund	$925,506	—	$925,506	$1,285,194	—	$1,285,194
Dunham Dynamic Macro Fund	$417,389	—	$417,389	$477,911	—	$477,911
Dunham Long/Short Credit Fund	$1,303,799	—	$1,303,799	$97,855	—	$97,855
Dunham Monthly Distribution Fund	$1,192,364	—	$1,192,364	$1,115,006	—	$1,115,006
Dunham Real Estate Stock Fund	$354,335	—	$354,335	$288,621	—	$288,621
Dunham U.S. Enhanced Market Fund	$642,571	—	$642,571	$371,670	—	$371,670

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The following table shows the amount of management fees incurred by each Fund for the fiscal year ended October 31, 2023.

Fund	FEES EARNED BY THE ADVISER	ADVISORY FEES WAIVED	NET FEES EARNED BY THE ADVISER	FEES EARNED BY SUB- ADVISER	SUB- ADVISORY FEES WAIVED	NET FEES EARNED BY SUB-ADVISER
Dunham Corporate/ Government Bond Fund	$556,226	—	$556,226	$358,793	—	$358,793
Dunham Floating Rate Bond Fund	$856,371	—	$856,371	$303,653	—	$303,653
Dunham High-Yield Bond Fund	$632,252	—	$632,252	$386,100	—	$386,100
Dunham International Opportunity Bond Fund	$284,768	—	$284,768	$224,664	—	$224,664
Dunham Large Cap Value Fund	$1,011,772	—	$1,011,772	$300,619	—	$300,619
Dunham Small Cap Value Fund	$415,736	—	$415,736	$467,211	—	$467,211
Dunham Focused Large Cap Growth Fund	$1,091,449	—	$1,091,449	$632,211	—	$632,211
Dunham Small Cap Growth Fund	$461,425	—	$461,425	$429,397	—	$429,397
Dunham Emerging Markets Stock Fund	$724,449	—	$724,449	$126,994	—	$126,994
Dunham International Stock Fund	$852,777	—	$852,777	$1,305,850	—	$1,305,850
Dunham Dynamic Macro Fund	$256,179	—	$256,179	$335,167	—	$335,167
Dunham Long/Short Credit Fund	$1,434,273	—	$1,434,273	$33,113	—	$33,113
Dunham Monthly Distribution Fund	$1,307,997	—	$1,307,997	$1,560,130	—	$1,560,130
Dunham Real Estate Stock Fund	$473,419	—	$473,419	$88,119	—	$88,119
Dunham U.S. Enhanced Market Fund*	$232,425	—	$232,425	$106,838	—	$106,838

*	Commenced operations May 1, 2023.

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The following table shows the amount of management fees incurred by each Fund for the fiscal year ended October 31, 2022.

Fund	FEES EARNED BY THE ADVISER	ADVISORY FEES WAIVED	NET FEES EARNED BY THE ADVISER	FEES EARNED BY SUB- ADVISER	SUB- ADVISORY FEES WAIVED	NET FEES EARNED BY SUB-ADVISER
Dunham Corporate/ Government Bond Fund	$377,001	—	$377,001	$303,015	—	$303,015
Dunham Floating Rate Bond Fund	$1,177,547	—	$1,177,547	$443,898	—	$443,898
Dunham High-Yield Bond Fund	$644,188	—	$644,188	$353,100	—	$353,100
Dunham International Opportunity Bond Fund	$347,588	—	$347,588	$119,277	—	$119,277
Dunham Large Cap Value Fund	$1,026,423	—	$1,026,423	$685,491	—	$685,491
Dunham Small Cap Value Fund	$527,520	—	$527,520	$628,734	—	$628,734
Dunham Focused Large Cap Growth Fund	$1,151,023	—	$1,151,023	$335,377	—	$335,377
Dunham Small Cap Growth Fund	$503,150	—	$503,150	$197,633	—	$197,633
Dunham Emerging Markets Stock Fund	$795,165	—	$795,165	$54,125	—	$54,125
Dunham International Stock Fund	$1,052,785	—	$1,052,785	$957,030	—	$957,030
Dunham Dynamic Macro Fund	$164,213	—	$164,213	$175,753	—	$175,753
Dunham Long/Short Credit Fund	$1,551,490	—	$1,551,490	$351,750	—	$351,750
Dunham Monthly Distribution Fund	$1,620,428	—	$1,620,428	$3,305,808	—	$3,305,808
Dunham Real Estate Stock Fund	$600,929	—	$600,929	$117,280	—	$117,280
Dunham U.S. Enhanced Market Fund*	N/A	N/A	N/A	N/A	N/A	N/A

*	Had not yet commenced operations.

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The Fulcrum Fee Calculation Methodology for the Dunham Funds Sub-Advisers

In a typical fulcrum fee arrangement, the base fee is not adjusted during the first twelve months. However, under each Dunham Fund’s sub-advisory agreement, the performance adjustment to the base fee is calculated daily during the first twelve months, based on the average net assets of the Fund from inception of the contract to date, and the comparative performance of the Fund (Fund performance will be based on Class N share performance) to its Benchmark from inception of the contract to date, on the day of calculation. In this manner, performance counts from the very first day of each sub-advisory agreement.

Each Fund’s fulcrum fee will be calculated using an annual base sub-advisory fee of a specified amount of the average daily net assets of the Fund (the “Base Fee”), adjusted by the Fund’s performance over a rolling twelve-month period (or, during the first twelve months, as described above), relative to the Fund’s benchmark (the “Performance Fee”). Depending on the particular sub-advisory agreement, the Performance Fee can adjust the Base Fee up or down by as much as 100% of the Base Fee, such that the sub-advisory fee can vary anywhere from 0.00% (the “Minimum Fee”) to twice the Base Fee (the “Maximum Fee”).

During the first twelve months of each Fund’s sub-advisory agreement, the Fund will accrue, on a daily basis, the Base Fee adjusted by the Performance Fee, as described in the preceding paragraph (the “Fulcrum Fee”). However, because each such sub-advisory agreement requires that the Sub-Adviser be paid out only the monthly Minimum Fee during the first year (currently, between 0.00% and 0.40%), the Sub-Adviser in some cases will receive little-to-no compensation until the end of the first year. At the end of the first year of the contract, the Sub-Adviser will be paid a lump sum that reflects the accrued Fulcrum Fee over the year, less any Minimum Fees paid out during the first year. Therefore, in the first year, the proposed fulcrum fee methodology will have three elements: 1) daily calculation of the Performance Fee and daily accrual of the Fulcrum Fee; 2) monthly payment of the Minimum Fee only (if any); and 3) a lump sum payment at the end of the initial 12 month period of the accrued Fulcrum Fee less the Minimum Fee. Beginning with the thirteenth month of operation under each sub-advisory agreement, the entire sub-advisory fee will be calculated daily and paid monthly based on the Fund’s average daily net assets and performance versus the benchmark over the prior rolling twelve-month period. In other words, after the initial twelve-month period, each Fund’s fulcrum fee arrangement will become typical of such arrangements in the mutual fund industry. By virtue of using average daily net assets over a “rolling” 12-month period for purposes of calculating the Performance Fee while using average daily net assets for the most recent month for purposes of calculating the Base Fee, the actual total Fulcrum Fee paid by a Fund to the Sub-Adviser may be higher or lower than the maximum or minimum annual rates described above if the average daily net assets do not remain constant during the rolling 12-month period. If the Fund is significantly underperforming versus the Index and the Fund’s net assets have declined significantly, the monthly total Fulcrum Fee can be a negative number (although the performance fee rate can never be negative, the performance fee can be negative). In such instances, if the negative Fulcrum Fee is not earned back or offset the following month, the Sub-Adviser must reimburse the Fund the amount of the negative Fulcrum Fee monthly. Likewise, in the case where the Fund has significantly underperformed versus the Index but net assets have increased significantly, the monthly total Fulcrum Fee can be positive although the performance fee rate may be 0.00%. In such instances, the Fund will pay the Sub-Adviser the monthly Fulcrum Fee.

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The following example illustrates the fulcrum fee methodology employed in each sub-advisory agreement. In the example, the Base Fee is 0.50% with a Performance Fee of plus or minus 0.50%; thus, the Maximum Fee is 1.00% and the Minimum Fee is 0.00%. In addition, the example shows a null zone of plus or minus 0.25%, and the sub-advisory fee moving (after clearing the null zone) at a rate of approximately 0.01% for each 0.05% of outperformance of the benchmark. Each of these Fees/factors/rates/amounts will vary with each sub-advisory agreement.

SAMPLE SUB-ADVISORY FEE TABLE

Cumulative 12-Month Return	Performance Fee Adjustment	Total Fee Payable to Sub- Adviser
Plus or Minus Return of Index	Plus or Minus Base Fee (0.50%)	If Plus	If Minus
2.50% or more	0.50%	1.000%	0.000%
2.35%	0.47%	0.970%	0.030%
2.20%	0.44%	0.940%	0.060%
2.05%	0.41%	0.910%	0.090%
1.90%	0.38%	0.880%	0.120%
1.75%	0.35%	0.850%	0.150%
1.60%	0.32%	0.820%	0.180%
1.45%	0.29%	0.790%	0.210%
1.30%	0.26%	0.760%	0.240%
1.15%	0.23%	0.730%	0.270%
1.00%	0.20%	0.700%	0.300%
0.85%	0.17%	0.670%	0.330%
0.70%	0.14%	0.640%	0.360%
0.55%	0.11%	0.610%	0.390%
0.40%	0.08%	0.580%	0.420%
0.26%	0.05%	0.552%	0.448%
0.25%	NULL ZONE	0.500%	0.500%
EVEN WITH INDEX	BASE FEE	0.500%	0.500%

Below is a list of the Funds with each corresponding Benchmark Index:

Fund Name	Benchmark
Dunham Corporate / Government Bond Fund	Bloomberg Aggregate Bond Index
Dunham Floating Rate Bond Fund	Morningstar LSTA Leveraged Loan 100 Index
Dunham High-Yield Bond Fund	Bloomberg U.S. Corporate High-Yield Ba/B 2% Issuer Capped Index
Dunham International Opportunity Bond Fund	Bloomberg Global Aggregate Bond ex-US Index Hedged
Dunham Large Cap Value Fund	Russell 1000® Value Index
Dunham Small Cap Value Fund	Russell 2000® Value Index
Dunham Focused Large Cap Growth Fund	Russell 1000® Growth Index
Dunham Small Cap Growth Fund	Russell 2000® Growth Index
Dunham Emerging Markets Stock Fund	MSCI Emerging Markets Index (Net)
Dunham International Stock Fund	MSCI AC World ex US Index (Net)
Dunham Dynamic Macro Fund	Dow Jones Moderately Aggressive Portfolio Index
Dunham Long/Short Credit Fund	BofA Merrill Lynch U.S. 3-month Treasury Bill Index PLUS 300 bps (3.00%)
Dunham Monthly Distribution Fund	Credit Suisse Merger Arbitrage Liquid Index
Dunham Real Estate Stock Fund	Dow Jones U.S. Real Estate Total Return Index
Dunham U.S. Enhanced Market Fund	S&P 500 Total Return Index

Subject to the supervision and direction of the Adviser and, ultimately, the Trustees, each Sub-Adviser manages the securities held by the Fund it serves in accordance with the Fund’s stated investment objectives and policies, makes investment decisions for the Fund and places orders to purchase and sell securities on behalf of the Fund. The fee paid to each Sub-Adviser is governed by

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each Fund’s respective Sub-Advisory Agreement. Each Fund pays its respective Sub-Adviser directly pursuant to a fulcrum fee arrangement.

Expenses not expressly assumed by the Adviser under the Advisory Agreement or by Dunham & Associates under the Distribution Agreement are paid by the Trust. Expenses incurred by a Fund are allocated among the various Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except that 12b-1 fees relating to a particular Class are allocated directly to that Class. In addition, other expenses associated with a particular Class, except advisory or custodial fees, may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class, and the direct allocation to that Class is approved by the Trust’s Board of Trustees. The fees payable to each Sub-Adviser pursuant to the Sub-Advisory Agreements between each Sub-Adviser and Dunham & Associates with respect to the Funds are paid by Dunham & Associates. Under the terms of the Advisory Agreement, the Trust is responsible for the payment of the following expenses among others: (a) the fees payable to the Adviser, (b) the fees and expenses of Trustees who are not affiliated persons of the Dunham & Associates (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of maintaining certain required records of the Trust and of pricing the Trust’s shares, (d) the charges and expenses of legal counsel and independent accountants for the Trust, (e) brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities transactions, (f) all taxes and corporate fees payable by the Trust to governmental agencies, (g) the fees of any trade association of which the Trust may be a member, (h) the cost of share certificates representing shares of the Trust, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of the Trust’s registration statements and prospectuses for such purposes, (k) all expenses of shareholders and Trustees’ meetings (including travel expenses of trustees and officers of the Trust who are directors, officers or employees of the Adviser) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business.

Each Sub-Advisory Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act). Each Sub-Advisory Agreement may be terminated by the Trust, Dunham & Associates, or by vote of a majority of the outstanding voting securities of the Trust, upon written notice to the Sub-Adviser, or by the Sub-Adviser upon at least 30 days but not more than 60 days written notice. Each Sub-Advisory Agreement provides that it will continue in effect for a period of more than one year from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

Process for Selection and Oversight of Sub-Advisers:

To select Sub-Advisers to present to the Fund’s Board of Trustees (the “Board”), the Adviser analyzes both quantitative and qualitative factors.

Quantitative Criteria: A review of the money manager’s: (1) absolute and relative performance; (2) performance in rising markets; (3) performance in falling markets; (4) risk-adjusted performance; and (5) assets under management.

Qualitative Factors: After identifying a group of money managers on a quantitative basis, interviews are conducted with members of each firm’s senior management team. Each firm’s industry

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background and history is examined and their Federal Form ADV is carefully scrutinized to ascertain the manager’s organizational structure, investment practices, and compliances with securities regulations. Qualitative criteria utilized may include, among other factors, a review of the manager’s: (1) professional staff; (2) investment philosophy; (3) decision making process; (4) research and trading capabilities; (5) operations and systems capabilities; (6) communications and reporting skills; and (7) organizational stability; and (8) overall reputation in the industry.

Process for Monitoring Performance: Fund performance is monitored on a regular basis by the Trust largely utilizing the quantitative factors listed above. On a quarterly basis, each Fund’s performance is provided to the Board, and on an annual basis, the performance is reviewed as part of the 15(c) process.

Process for Overseeing Compliance with Fund Investment Policies and Restrictions: The Trust’s Chief Compliance Officer is responsible for overseeing compliance be the Fund’s Service Providers with the Fund’s investment policies and restrictions. The Trustees receive quarterly reports from Sub-Advisers to the Fund respecting commissions on portfolio transactions, soft dollar arrangements and best execution procedures.

AFFILIATIONS AND CONTROL OF THE ADVISER AND OTHER SERVICE PROVIDERS

Dunham & Associates, the Adviser for the Funds, also serves as the distributor to the Funds. Gemini Fund Services, LLC is the administrator for the Funds.

ADMINISTRATION, FUND ACCOUNTING AND CUSTODY ADMINISTRATION SERVICES

The Administrator for the Funds is Gemini Fund Services, LLC, (the “Administrator”), which has its principal office 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474, and is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. For the services rendered to the Funds by the Administrator, the Funds pay the Administrator the greater of an annual minimum fee or an asset based fee, which scales downward based upon net assets for fund administration, fund accounting and transfer agency services.

Administration Services. Pursuant to an Administration Service Agreement with the Funds, the Administrator provides administrative services to the Funds, subject to the supervision of the Board of Trustees. The Administrator may provide persons to serve as officers of the Funds. Such officers may be directors, officers or employees of the Administrator or its affiliates.

The Administration Service Agreement was initially approved by the Board of Trustees at a meeting held on September 23, 2004 and approved by the Board of Trustees at the Dunham Funds organizational meeting on January 15, 2008. The Agreement shall remain in effect for two years from the date of its approval, and subject to annual approval of the Board of Trustees for one-year periods thereafter. The Administration Service Agreement is terminable by the Board of Trustees or the Administrator on ninety days’ written notice and may be assigned provided the non-assigning party provides prior written consent. This agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Administrator or reckless disregard of its obligations thereunder, the Administrator shall not be liable for any action or failure to act in accordance with its duties thereunder.

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Under the Administration Service Agreement, the Administrator provides facilitating administrative services, including: (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Funds; (ii) facilitating the performance of administrative and professional services to the Funds by others, including the Funds’ Custodian; (iii) preparing, but not paying for, the periodic updating of the Funds’ Registration Statement, Prospectuses and Statement of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, and preparing reports to the Funds’ shareholders and the SEC; (iv) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated, which may be required to register or qualify, or continue the registration or qualification, of the Funds and/or its shares under such laws; (v) preparing notices and agendas for meetings of the Board of Trustees and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (vi) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”) and the Prospectuses.

Each of the Funds accrued the following amounts in administrative fees for the fiscal years ended October 31, 2024, October 31, 2023, and October 31, 2022:

FUND	October 31, 2024	October 31, 2023	October 31, 2022
Dunham Corporate/Government Bond Fund	$212,924	$155,899	$142,143
Dunham Floating Rate Bond Fund	$85,625	$111,628	$134,683
Dunham High-Yield Bond Fund	$133,244	$102,857	$105,143
Dunham International Opportunity Fund	$137,204	$116,735	$107,163
Dunham Large Cap Value Fund	$68,600	$66,327	$68,292
Dunham Small Cap Value Fund	$49,348	$39,370	$40,466
Dunham Focused Large Cap Growth Fund	$77,147	$70,199	$74,152
Dunham Small Cap Growth Fund	$49,588	$40,919	$40,324
Dunham Emerging Markets Stock Fund	$77,053	$76,923	$69,059
Dunham International Stock Fund	$150,547	$127,485	$112,363
Dunham Dynamic Macro Fund	$53,318	$42,417	$20,529
Dunham Long/Short Credit Fund	$99,482	$110,449	$103,363
Dunham Monthly Distribution Fund	$78,027	$104,365	$81,279
Dunham Real Estate Stock Fund	$39,577	$40,932	$42,982
Dunham U.S. Enhanced Market Fund*	$61,090	$22,377	N/A

*	Commenced operations May 1, 2023.

Fund Accounting Services. The Administrator, pursuant to the Fund Accounting Service Agreement, provides the Funds with accounting services, including: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940Act; (iii) production of the Funds’ listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Funds; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Funds’ custodian and Advisers; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Funds.

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Each of the following Funds accrued the following amounts in fund accounting fees for the fiscal years ended October 31, 2024, October 31, 2023, and October 31, 2022:

FUND	October 31, 2024	October 31, 2023	October 31, 2022
Dunham Corporate/Government Bond Fund	$21,882	$16,244	$10,046
Dunham Floating Rate Bond Fund	$16,386	$20,973	$25,390
Dunham High-Yield Bond Fund	$21,353	$15,409	$14,297
Dunham International Opportunity Bond Fund	$8,362	$6,935	$7,889
Dunham Large Cap Value Fund	$20,722	$22,838	$22,522
Dunham Small Cap Value Fund	$10,781	$9,369	$12,648
Dunham Focused Large Cap Growth Fund	$24,906	$24,642	$25,861
Dunham Small Cap Growth Fund	$10,219	$10,423	$11,172
Dunham Emerging Markets Stock Fund	$14,674	$16,345	$16,677
Dunham International Stock Fund	$18,624	$18,740	$22,651
Dunham Dynamic Macro Fund	$8,120	$5,765	$2,525
Dunham Long/Short Credit Fund	$25,849	$35,296	$30,020
Dunham Monthly Distribution Fund	$23,925	$31,524	$28,676
Dunham Real Estate Stock Fund	$7,089	$10,685	$12,478
Dunham U.S. Enhanced Market Fund*	$13,273	$5,114	N/A

*	Commenced operations May 1, 2023.

CUSTODIAN

US Bank, N.A. (“US Bank”) serves as the custodian for the Funds’ assets pursuant to a Custody Agreement by and between US Bank and the Trust. US Bank’s responsibilities include safeguarding and controlling the Funds’ cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds’ investments. Pursuant to the Custodian Contract, US Bank also provides certain accounting and pricing services to the Fund; maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; reconciles bank account balances monthly; records purchases and sales based upon communications from the Adviser and Sub-Advisers; and prepares monthly and annual summaries to assist in the preparation of financial statements of, and regulatory reports for, the Funds. The Funds may employ foreign sub-custodians that are approved by the Board of Trustees to hold foreign assets. US Bank’s principal place of business is 425 Walnut Street, Cincinnati, OH 45202.

TRANSFER AGENT SERVICES

Gemini Fund Services, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474, acts as transfer, dividend disbursing, and shareholder servicing agent for the Funds pursuant to written agreements with the Funds dated September 23, 2004. Under the agreement, Gemini Fund Services is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

DISTRIBUTION OF SHARES

Dunham & Associates is the Fund’s Adviser as well as the distributor for the shares of the Funds pursuant to a Distribution Agreement (the “Distribution Agreement”), between the Trust on behalf of the Funds, and Dunham & Associates. Dunham & Associates is a registered broker/dealer and member of the Financial Industry Regulatory Authority Shares of the Funds are offered on a continuous basis. The Distribution Agreement provides that Dunham & Associates, as agent in connection with the distribution of shares of the Funds, will use its best efforts to distribute the Funds’ shares.

For the fiscal years ended October 31, 2024, October 31, 2023, and October 31, 2022, Dunham & Associates received $15,245, $12,880, and $19,689, respectively, from the Funds for underwriting services.

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The following table represents all commissions and other compensation received by the principal underwriter, who is an affiliated person of the Funds, during the fiscal year ended October 31, 2024.

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Dunham & Associates Investment Counsel, Inc.	N/A	N/A	N/A	$15,245

The Funds have adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), pursuant to which Class C shares pay Dunham & Associates or other entities compensation accrued daily and payable monthly for distribution services. Class C shares charge Rule 12b-1 fees at the annual rate of 0.75% for the Equity Funds and 0.50% for the Fixed-Income Funds of a Fund’s net assets attributable to said Class C shares.

In addition, the Funds have adopted a Shareholder Servicing Plan (the “Servicing Plan,” together with the 12b-1 Plan, the “Plans”) for each Fund’s Class A and Class C shares, pursuant to which such Shares pay Dunham & Associates or other entities compensation accrued daily and payable monthly for shareholder services. Each of Class A and Class C shares charge shareholder servicing fees at the annual rate of up to 0.25% of average daily net assets attributable to Class A and Class C shares. For the fiscal years ended October 31, 2024, October 31, 2023, and October 31, 2022, each Fund paid the following fees pursuant to the Plans for Class A and Class C shares:

FUND	October 31, 2024*	October 31, 2023*	October 31, 2022*
Dunham Corporate/ Government Bond Fund	$57,298	$52,763	$39,991
Dunham Floating Rate Bond Fund	$64,680	$84,693	$103,800
Dunham High-Yield Bond Fund	$65,358	$62,496	$63,790
Dunham International Opportunity Bond Fund	$23,015	$23,151	$27,010
Dunham Large Cap Value Fund	$79,552	$90,309	$101,964
Dunham Small Cap Value Fund	$40,790	$38,955	$52,136
Dunham Focused Large Cap Growth Fund	$149,004	$135,843	$167,721
Dunham Small Cap Growth Fund	$43,041	$45,364	$60,671
Dunham Emerging Markets Stock Fund	$54,071	$61,059	$167,721
Dunham International Stock Fund	$80,873	$84,051	$60,671
Dunham Dynamic Macro Fund	$33,118	$24,612	$73,361
Dunham Long/Short Credit Fund	$71,402	$100,217	$119,556
Dunham Monthly Distribution Fund	$176,010	$209,974	$253,936
Dunham Real Estate Stock Fund	$35,253	$46,947	$65,927
Dunham U.S. Enhanced Market Fund**	$31,580	$13,507	N/A

*	Fees paid under the 12b-1 Plan that were retained by Dunham & Associates amounted to $124,087, $107,447, and $116,490, for the fiscal years end October 31, 2024, October 31, 2023, and October 31, 2022, respectively.

**	Commenced operations May 1, 2023.

Dunham & Associates estimates that the amounts paid under the 12b-1 Plans for the fiscal year ended October 31, 2022 was spent in approximately the following ways: (i) $1,256,998 compensation to broker/dealers; and (ii) $2 on other expenses relating to marketing, quarterly highlight sheets, investor symposiums, postage, etc.

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Dunham & Associates estimates that the amounts paid under the 12b-1 Plans for the fiscal year ended October 31, 2023 was spent in approximately the following ways: (i) $1,077,278 compensation to broker/dealers; and (ii) $0 on other expenses relating to marketing, quarterly highlight sheets, investor symposiums, postage, etc.

Dunham & Associates estimates that the amounts paid under the 12b-1 Plans for the fiscal year ended October 31, 2024 was spent in approximately the following ways: (i) $1,015,885 compensation to broker/dealers; and (ii) $0 on other expenses relating to marketing, quarterly highlight sheets, investor symposiums, postage, etc.

The Plans were adopted by a majority vote of the Board of Trustees, including all of the Trustees of the Trust who are not “interested persons” of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plan, on January 15, 2008. The initial term of each Plan is one year and will continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by a majority of the Board of Trustees of the Trust and a majority of the Trustees who are not “interested persons” of the Trust and do not have a direct or indirect financial interest in the Plans (“Plan Trustees”) by votes cast in person at a meeting called for the purpose of voting on the Plans. The Plans may be terminated at any time by the Trust or the Funds by vote of a majority of the Plan Trustees or by vote of a majority of the outstanding voting Class C shares of the Trust or the Funds. Each Plan will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Under the Plans, the Trustees receive and review after the end of each calendar quarter a written report provided by Dunham & Associates of the amounts extended by Dunham & Associates or other entities under the Plan and the purpose for which such expenditures were made.

The services to be provided under the plans may include, but are not limited to, the following: assistance in the offering and sale of Class A and Class C shares of the Funds and in other aspects of the marketing of the shares to clients or prospective clients of the respective recipients; answering routine inquiries concerning the Funds; assisting in the establishment and maintenance of accounts or sub-accounts in the Funds and in processing purchase and redemption transactions; making the Funds’ investment plan and shareholder services available; and providing such other information and services to investors in shares of the Funds as the distributor or the Trust, on behalf of the Funds, may reasonably request. The distribution services shall also include any advertising and marketing services provided by or arranged by Dunham & Associates with respect to the Funds.

The Plans may not be amended to increase materially the amount of Dunham & Associates’ compensation to be paid by a Fund, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board of Trustees of the Trust and a majority of the Plan Trustees by votes cast in person at a meeting called for the purpose of voting on a Plan. During the term of the Plans, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees. Dunham & Associates will preserve copies of the Plans, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

Any agreement related to the Plans will be in writing and provide that: (a) it may be terminated by the Trust or the Fund at any time upon sixty days’ written notice, without the payment of any penalty,

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by vote of a majority of the respective Plan Trustees, or by vote of a majority of the outstanding voting securities of the Trust or the affected Fund; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Plan Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.

PAYMENTS TO FINANCIAL INTERMEDIARIES

As described in the Prospectus, Dunham & Associates may make payments to broker-dealers, financial advisers or other financial institutions (“Financial Intermediaries”) other than the standard dealer reallowance listed under “Choosing a Class” in the Prospectus, or the distribution or service fees that may be made by Dunham & Associates to Financial Intermediaries pursuant to the Plans. The additional payments may be made in the form of sales charge or service fee payments over and above the standard payment rate (made by Dunham & Associates to broker-dealers in connection with distribution-related or account maintenance services under the Plans), or in the form of other “revenue sharing” payments that may be paid to Financial Intermediaries, as described in the Prospectus. These additional payments are collectively referred to as “revenue sharing payments.”

Dunham & Associates may make revenue sharing payments to Financial Intermediaries that generally range from 0.05% to 0.40% of Fund assets serviced and maintained by the Financial Intermediaries and/or from 0.09% to 0.15% of gross or net sales of Fund shares attributable to the Financial Intermediaries. Payments may also take the form of flat fees payable on a one-time or periodic basis, including, but not limited to, in connection with the initial set-up of a Fund on a Financial Intermediary’s platform, for inclusion on a Financial Intermediary’s preferred list of funds offered to its clients or for other marketing, sales support, educational or training programs.

The list below includes the names of the Financial Intermediaries that received revenue sharing payments in connection with distribution-related or other services provided to the Funds in the calendar year ended December 31, 2024. This list is subject to change and Dunham & Associates may, from time to time, revise or terminate existing arrangements with such entities, or may enter into new arrangements with Financial Intermediaries that are not presently listed below.

Ameriprise Financial
Axos Advisor Services
Charles Schwab & Co
E*Trade/Morgan Stanley Wealth Management
First Clearing
LPL Financial
Mid Atlantic
National Financial Services/Fidelity Services
Pershing, LLC
RBC Wealth Management

UBS Financial Services
Vanguard Group

These payments may create a conflict of interest by influencing the Financial Intermediaries and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediaries’ website for more information.

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In addition to the dealer reallowances and the Plan and revenue sharing payments described above and in the Prospectus, the Dunham Funds may also make payments to Financial Intermediaries in connection with recordkeeping, administrative, sub-accounting and networking services (i.e., services to support the electronic transmission of shareholder orders through the National Securities Clearing Corporation). These fees are separate from the fees described above. The list below includes the names of the Financial Intermediaries that received such payments in the calendar year ended December 31, 2024. This list is subject to change and Dunham & Associates may, from time to time, revise or terminate existing arrangements with such entities, or may enter into new arrangements with Financial Intermediaries that are not presently listed below.

Ameriprise Financial
Axos Advisor Services
Charles Schwab & Co
E*Trade/Morgan Stanley Wealth Management
First Clearing
GWFS Equities
LPL Financial
National Financial Services/Fidelity Services
Pershing, LLC
Raymond James
RBC Wealth Management
Stifel, Nicolaus & Co, Inc.

UBS Financial Services

CODES OF ETHICS

The Trust, the Adviser, and the Sub-Advisers have each adopted codes of ethics, as required by Rule 17j-1 under the Investment Company Act of 1940. These codes of ethics do not prohibit personnel subject to the codes from trading for their personal accounts, but do impose certain restrictions on such trading. In that regard, Fund portfolio managers and other investment personnel must pre-clear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code. Fund portfolio managers and other investment personnel who comply with the Code’s pre-clearance and disclosure procedures may be permitted to purchase, sell or hold securities which also may be or are held in a Fund they manage or for which they otherwise provide investment advice.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by each Fund to the Fund’s respective Sub-Adviser. The Sub-Advisers will vote such proxies in accordance with their proxy voting policies and procedures. Each Sub-Adviser’s proxy voting policies and procedures are attached as Appendix B to this SAI.

The actual voting records relating to portfolio securities for each Fund during the most recent 12-month period ended June 30 is available without charge, upon request by calling toll-free, (888) 3DUNHAM, by accessing the Funds’ website at www.dunham.com, or by accessing the SEC’s website at www.sec.gov. In addition, a copy of the proxy voting policies and procedures of each Fund’s Sub-Adviser are also available by calling toll free (888) 3DUNHAM and will be sent within three business days of receipt of a request.

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SECURITIES LENDING ACTIVITIES

The services provided to the Funds by US Bank, N.A., as securities lending agent, may include the following: making securities identified by the Funds available for lending; locating borrowers identified in the securities lending agency agreement; negotiating loan terms; monitoring daily the value of the loaned securities and collateral; requiring additional collateral as necessary; marking to market non-cash collateral; indemnifying the Fund in the event of a borrower default; and arranging for return of loaned securities to the Fund at loan termination.

The following is a report of Fund income and fees and compensation paid to US Bank, N.A. to securities lending activities during the Funds’ most recently completed fiscal year.

Gross income from securities lending activities	$7,767,273
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$(88,641)
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$(42,079)
Administrative fees not included in revenue split	N/A
Indemnification fee not included in revenue split	N/A
Rebate (paid to borrower)	$(7,281,979)
Other fees not included in revenue split (specify)	N/A
Aggregate fees/compensation for securities lending activities	$(7,412,698)
Net income from securities lending activities	$354,575

PORTFOLIO MANAGERS

The following table lists the number and types of accounts managed by each Portfolio Manager in addition to the Dunham Funds and assets under management in those accounts as of October 31, 2024 unless otherwise noted:

Portfolio Managers/ Portfolio(s) Managed	Registered Investment Company Accounts	Assets Managed ($ Millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ Millions)	Other Accounts	Assets Managed ($ Millions)	Total Assets Managed ($ Millions)
David L. Albrycht Virtus Fixed Income Advisers, LLC Dunham Corporate/ Government Bond Fund	17	$8,303	2	$124	1	$35	$8,427
Stephen Hooker Virtus Fixed Income Advisers, LLC Dunham Corporate/ Government Bond Fund	3	$796	0	$0	1	$35	$831
Steven Oh, CFA PineBridge Investments LLC Dunham Floating Rate Bond Fund	1	$155	17	$6,986	8	$2,639	$9,780

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Portfolio Managers/ Portfolio(s) Managed	Registered Investment Company Accounts	Assets Managed ($ Millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ Millions)	Other Accounts	Assets Managed ($ Millions)	Total Assets Managed ($ Millions)
Laila Kollmorgen, CFA PineBridge Investments LLC Dunham Floating Rate Bond Fund	0	$0	3	$2,295	12	$3,482	$5,777
Jeremy Burton, CFA PineBridge Investments LLC Dunham Floating Rate Bond Fund Dunham High-Yield Bond Fund	3	$435	9	$5,386	21	$8,656	$14,477
John Yovanovic, CFA PineBridge Investments LLC Dunham High-Yield Bond Fund	4	$1,495	8	$4,056	20	$8,526	$14,077
James E. Craige, CFA Virtus Fixed Income Advisers, LLC Dunham International Opportunity Bond Fund	5	$472	13[1]	$827	13	$4,174	$5,473
Stuart Sclater-Booth Virtus Fixed Income Advisers, LLC Dunham International Opportunity Bond Fund	5	$472	13[1]	$827	13	$4,174	$5,473
David Scott Virtus Fixed Income Advisers, LLC Dunham International Opportunity Bond Fund	1	$53	4	$1,334	72	$3,707	$5,094
Simon Lau, CFA Virtus Fixed Income Advisers, LLC Dunham International Opportunity Bond Fund	1	$53	4	$1,334	72	$3,707	$5,094
Paul Roukis, CFA Great Lakes Advisors, LLC Dunham Large Cap Value Fund	4	$3,373	3	$102	48	$2,835	$6,311
Jeff Agne Great Lakes Advisors, LLC Dunham Large Cap Value Fund	4	$3,373	3	$102	48	$2,835	$6,311
Jason Smith Great Lakes Advisors, LLC Dunham Large Cap Value Fund	4	$3,373	3	$102	48	$2,835	$6,311
Eric A. Gandhi, CFA Boston Partners Dunham Small Cap Value Fund	12	$931	2	$31	15	$867	$1,829
Richard A. Shuster, CFA Boston Partners Dunham Small Cap Value Fund	5	$239	1	$22	4	$867	$779

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Portfolio Managers/ Portfolio(s) Managed	Registered Investment Company Accounts	Assets Managed ($ Millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ Millions)	Other Accounts	Assets Managed ($ Millions)	Total Assets Managed ($ Millions)
Gregory N. Weiss Boston Partners Dunham Small Cap Value Fund	5	$239	1	$22	4	$867	$779
Scott O’Gorman, CFA The Ithaka Group, LLC Dunham Focused Large Cap Growth Fund	0	$0	0	$0	127	$360	$360
Andrew Colyer The Ithaka Group, LLC Dunham Focused Large Cap Growth Fund	0	$0	0	$0	127	$360	$360
Dan White The Ithaka Group, LLC Dunham Focused Large Cap Growth Fund	0	$0	0	$0	127	$360	$360
Alex Yakirevich Pier Capital, LLC Dunham Small Cap Growth Fund	1	$84	1	$35	18[3]	$505	$624
Ian Beattie NS Partners Ltd. Dunham Emerging Markets Stock Fund	1	$149	10	$1,646	1	$342	$2,137
Brian Coffey NS Partners Ltd. Dunham Emerging Markets Stock Fund	1	$149	10	$1,646	1	$342	$2,137
Oliver Adcock NS Partners Ltd. Dunham Emerging Markets Stock Fund	1	$149	10	$1,646	1	$342	$2,137
Mazika Li NS Partners Ltd. Dunham Emerging Markets Stock Fund	1	$149	10	$1,646	1	$342	$2,137
Luis Alves de Lima NS Partners Ltd. Dunham Emerging Markets Stock Fund	1	$149	10	$1,646	1	$342	$2,137
Derek Vance, CFA, Ph.D. Arrowstreet Capital, Limited Partnership Dunham International Stock Fund	3	$3,407	83[4]	$126,672	64[5]	$76,324	$206,403
Christopher Malloy, Ph.D. Arrowstreet Capital, Limited Partnership Dunham International Stock Fund	3	$3,407	83[4]	$126,672	64[5]	$76,324	$206,403
Julia Yuan Arrowstreet Capital, Limited Partnership Dunham International Stock Fund	3	$3,407	83[4]	$126,672	64[5]	$76,324	$206,403

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Portfolio Managers/ Portfolio(s) Managed	Registered Investment Company Accounts	Assets Managed ($ Millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ Millions)	Other Accounts	Assets Managed ($ Millions)	Total Assets Managed ($ Millions)
Brandon Berger Arrowstreet Capital, Limited Partnership Dunham International Stock Fund	3	$3,407	83[4]	$126,672	64[5]	$76,324	$206,403
Peter L. Rathjens, Ph.D. Arrowstreet Capital, Limited Partnership Dunham International Stock Fund	3	$3,407	83[4]	$126,672	64[5]	$76,324	$206,403
Tim Stehle Vontobel Asset Management, Inc. Dunham Dynamic Macro Fund	0	$0	3	$466	3	$306	$772
Robert Borenich Vontobel Asset Management, Inc. Dunham Dynamic Macro Fund	0	$0	2	$770	5	$290	$1,060
Joshua Lofgren MetLife Investment Management LLC Dunham Long/Short Credit Fund	10	$5,586	7	$1,180	34[6]	$7,805	$14,739
Doug Francis Grantham, Mayo, Van Otterloo & Co. LLC Dunham Monthly Distribution Fund	0	$0	3	$0.72	0	$0	$0.72
Sam Klar Grantham, Mayo, Van Otterloo & Co. LLC Dunham Monthly Distribution Fund	0	$0	3	$0.72	0	$0	$0.72
Burland B. East III, CFA American Assets Capital Advisers, LLC Dunham Real Estate Stock Fund	1	$121	1	$2.2	2	$151	$274
Creede Murphy American Assets Capital Advisers, LLC Dunham Real Estate Stock Fund	1	$121	1	$2.2	2	$151	$274
Devang Gambhirwala PGIM Quantitative Solutions LLC Dunham U.S. Enhanced Market Fund	46	$16,583	3	$462	25[7]	$ 6,498	$23,543
Marcus M. Perl PGIM Quantitative Solutions LLC Dunham U.S. Enhanced Market Fund	31	$32,457	1	$71	0	$0	$32,528
Edward J. Tostanoski III, CFA PGIM Quantitative Solutions LLC Dunham U.S. Enhanced Market Fund	38	$41,546	2	$128	1	$283	$41957

[1]	One segregated account of total market value $191 million is subject to a performance-based advisory fee.

[2]	One segregated account of total market value $1,680 million is subject to a performance-based advisory fee.

[3]	Three accounts of total market value $40 million are subject to a performance-based advisory fee.

[4]	Includes 43 vehicles whereby all or a portion of the assets under management are subject to a performance-based fee. Assets under management subject to a performance-based fee total $62,937 million.

[5]	Includes 9 vehicles whereby all or a portion of the assets under management are subject to a performance-based fee. Assets under management subject to a performance-based fee total $13,600 million.

[6]	Two accounts of total market value $1.3 billion are subject to a performance-based advisory fee.

[7]	Four segregated accounts of total market value $544 million are subject to a performance-based advisory fee.

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Conflicts of Interest

When a Portfolio Manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, an Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. The procedures to address conflicts of interest, if any, are described below for each Portfolio Manager.

Virtus Fixed Income Advisers, LLC, Newfleet Asset Management division (“Newfleet”) – Newfleet has responsibility for managing multiple client accounts and, as such, potential conflicts of interest may arise. For instance, Newfleet may receive fees from certain client accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. Newfleet and its associates attempt to avoid conflicts of interest that may arise as a result of the management of multiple client accounts. From time to time, Newfleet may recommend or cause a client to invest in a security in which another client of Newfleet has an ownership position. Newfleet has adopted certain procedures intended to treat all client accounts in a fair and equitable manner. In the case where Newfleet seeks to purchase or sell the same security for multiple client accounts, Newfleet may aggregate, or bunch, these orders where it deems this to be appropriate and consistent with applicable regulatory requirements. When a bunched order is filled in its entirety, each participating client account will participate at the average share prices for the bunched order. When a bunched order is only partially filled, the securities purchased will be allocated on a pro-rata basis to each account participating in the bunched order based upon the initial amount requested for the account, subject to certain exceptions. Each participating account will receive the average share price for the bunched order on the same business day.

PineBridge Investments LLC (“PineBridge”) - PineBridge recognizes that it may be subject to a conflict of interest with respect to allocations of investment opportunities and transactions among its clients. To mitigate these conflicts, PineBridge’s policies and procedures seek to provide that investment decisions are made in accordance with the fiduciary duties owed to such accounts and without consideration of PineBridge’s economic, investment or other financial interests. Personal securities transactions by an employee may raise a potential conflict of interest when an employee trades in a security that is considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client, in that the employee may be able to personally benefit from prior knowledge of transactions for a client by trading in a personal account. PineBridge has policies to

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address potential conflicts of interest when its employees buy or sell securities also bought or sold for clients. Under certain circumstances, conflicts may arise in cases where different clients of PineBridge invest in different parts of a single issuer’s capital structure, including circumstances in which one or more PineBridge clients may own private securities or obligations of an issuer and other PineBridge clients may own public securities of the same issuer. Such conflicts of interest will be discussed and resolved on a case-by-case basis and will take into consideration the interest of the relevant clients, the circumstances giving rise to the conflict, and applicable regulations. For a more detailed discussion of conflicts of interest, please refer to PineBridge Investment LLC’s Form ADV Part 2.

Virtus Fixed Income Advisers, LLC, Investment Partners division (“Stone Harbor”) – There are several potential conflicts of interest that may arise in conducting business as an investment adviser. Stone Harbor has adopted compliance policies and procedures that are designed to address the potential conflicts of interest that may arise for the firm and the individuals that it employs. Potential conflicts of interest may arise because the Dunham International Opportunity Bond Fund portfolio managers have day-to-day management responsibilities with respect to one or more accounts. Stone Harbor seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage accounts that share a similar investment style. Furthermore, Stone Harbor has implemented trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by Stone Harbor will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

Potential conflicts of interest may also occur when employees purchase securities for their personal accounts and as a result of employees having access to confidential and or non-public information. It is Stone Harbor’s policy to put the customer’s interest first, protect their confidentiality and act ethically to fulfill its fiduciary obligations. To this end, Stone Harbor has enacted a Code of Ethics that requires, among other things, that Stone Harbor employees follow specified guidelines for trading in their personal accounts and refrain from misusing confidential client information or other nonpublic information. Each Stone Harbor employee involved in the management and/or review of the Dunham International Opportunity Bond Fund is required to acknowledge receipt and certify that they have complied with this Code of Ethics on an annual basis.

Great Lakes Advisors, LLC (“Great Lakes”) – In addressing potential conflicts of interest, the Firm will consider, and will disclose to clients, the following issues, among others, and will also explain how it addresses each potential conflict of interest. This list provides examples of conflicts faced by the Firm and is not exhaustive. The Compliance Department, in conjunction with Management and other relevant committees, shall create and maintain a comprehensive matrix of the conflicts identified and managed by the Firm. The Firm has developed Policies and Procedures as detailed in the Firm’s Compliance Manual and as disclosed in its Form ADV Part 2A to address these potential conflicts of interest.

Potential conflicts of interest include soft dollar arrangements, commission sharing arrangements and the equitable treatment of accounts. For example, a potential conflict of interest could arise when the Firm executes securities trades through brokerage firms that provide soft dollar services to the Firm and the broker may also expect future commission business in return. Soft dollar services may also benefit investor accounts other than the account that generated the soft dollars. The Firm has a potential conflict of interest because it manages multiple client accounts in the same or similar investment strategies. The Firm may receive performance-based compensation or higher

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management fees from certain client accounts, or the Firm or its employees (“Employees”) may have made investments in a client account, such as the Firm’s commingled funds. The Portfolio Managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with the management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a Portfolio Manager could favor one account over another. Another potential conflict could include a Portfolio Manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby the Portfolio Manager could use this information to the advantage of other accounts and to the disadvantage of a Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Additional conflicts of interest arise with respect to personal trading, notably of covered securities (not permitted) and outside business activities wherein the Firm conducts or may conduct business with an entity in which an Employee has a personal interest. As such, the Firm requires all Employees to answer an annual compliance questionnaire containing questions about outside activities and conflicts of the Employees and their immediate family members via the Firm’s web-based personal trade monitoring system. Business gifts and entertainment may also pose a conflict in that the gifts and entertainment may be considered efforts to gain unfair advantage or may impair the Firm’s ability to act in the best interests of its clients. Another potential conflict is the topic of political contributions as the contribution could be construed as an attempt to improperly influence a government entity’s decision to invest its assets with the Firm.

Further, the Firm’s individual advisory clients and commingled fund investors may be executive officers or board members of publicly-traded companies or financial services companies such as hedge funds or private equity firms (collectively, “Value Added Investors”). In order to prevent potential trading conflicts or trading on material non-public information, a restriction is placed in the Firm’s order management system on trading in securities of such companies associated with Value Added Investors. As a result, the Firm’s investment team cannot trade client accounts in such securities without prior personal trading pre-approval from the Compliance Department.

Also, in order to identify potential conflicts of interests, the Firm will identify persons and entities who are affiliated with the Firm, including accounts products in which the Firm may have a proprietary interest including affiliates of Great Lakes Advisors, LLC the affiliates of any Mutual Funds for which the Firm serves as sub-advisor. Lastly, as noted previously, the firm has specific protocols for proxy voting to mitigate conflicts for the Firm.

Boston Partners Global Investors, Inc. (“Boston Partners”) – Investment decisions for the Fund’s portfolios are made in conjunction with decisions for other accounts and/or funds for the same strategy. The Sub-Adviser recognizes that potential conflicts may arise with respect to the side-by-side management of registered investment companies and “investment accounts,” which include privately offered funds, separately managed accounts of high-net-worth individuals and institutional investors, and the other funds. These risks include but may not be limited to: differing fee structures (including performance-based fees), differing investments selected for various vehicles, and inequitable allocation and aggregation trading practices. Private investment partnerships, registered funds and separately managed accounts are generally invested pari passu thus mitigating many of the perceived risk associated with simultaneous management if possible. Additionally, the Compliance Department has developed comprehensive monitoring policies and procedures designed to mitigate any actual or perceived conflicts.

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The Ithaka Group LLC (“Ithaka”) – Ithaka has responsibility for managing multiple client accounts and, as such, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, Ithaka may receive fees from certain client accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts.

Ithaka and its associates attempt to avoid conflicts of interest that may arise as a result of the management of multiple client accounts. From time to time, Ithaka may recommend or cause a client to invest in a security in which another client of Ithaka has an ownership position. Ithaka has adopted certain procedures intended to treat all client accounts in a fair and equitable manner. In the case where Ithaka seeks to purchase or sell the same security for multiple client accounts, Ithaka may aggregate, or bunch, these orders where it deems this to be appropriate and consistent with applicable regulatory requirements. When a bunched order is filled in its entirety, each participating client account will participate at the average share prices for the bunched order. When a bunched order is only partially filled, the securities purchased will be allocated on a pro-rata basis to each account participating in the bunched order based upon the initial amount requested for the account, subject to certain exceptions. Each participating account will receive the average share price for the bunched order on the same business day.

Pier Capital LLC – Alexander Yakirevich must adhere to policies and procedures adopted by Pier Capital, LLC designed to address any potential material conflicts of interest. For instance, all portfolio managers are responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate from such investment discipline when allocating resources. Additionally, the Sub-Adviser and its advisory affiliates utilize a system for allocating investment opportunities among portfolio that is designed to provide a fair and equitable allocation. Absent client specific portfolio restriction or another valid portfolio related reasons, the firm’s Equity Trader trades all accounts through a block trade and, depending on the order size; the average share price is either prorated across all accounts or is randomly allocated.

NS Partners Ltd. (“NS Partners”) – NS Partners has responsibility for managing multiple client accounts and, as such, potential conflicts of interest may arise. For instance, NS Partners may receive fees from certain client accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. NS Partners has adopted procedures to avoid conflicts of interest that may arise as a result of the management of multiple client accounts. All client accounts are treated in a fair and equitable manner.

Arrowstreet Capital, Limited Partnership (“Arrowstreet”) – Arrowstreet offers institutional investors a select range of equity investment strategies that are broadly categorized as global equity, international equity, emerging markets equity and long/short equity.

Arrowstreet’s investment strategies are managed by a cohesive investment team, which consists of the research team and the portfolio management team. Individual strategies are not managed by individual investment professionals but rather all strategies are managed by the same team of professionals. This team approach to trading is designed to ensure that all research ideas and opinions are shared at the same time amongst all accounts without systematically favoring any one account over another.

Arrowstreet manages a large number of client accounts and, as a result, potential conflicts of interest may arise from time to time. As a result, Arrowstreet has established a number of policies and

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procedures designed to mitigate and/or eliminate potential conflicts. Arrowstreet has established policies and procedures with respect to trade execution, aggregation and allocation. In addition, Arrowstreet maintains a comprehensive code of ethics addressing potential conflicts that could arise between Arrowstreet and its employees and its clients.

Arrowstreet believes that its policies and procedures are reasonably designed to address potential conflicts of interest.

Vontobel Asset Management, Inc (“Vontobel”) – Vontobel recognizes that it may be subject to conflicts of interest that may arise in conducting business as an investment adviser.

Investment Decisions – From time to time, a firm employee (such as a portfolio manager) may have a conflict of interest when making an investment decision for a client, including any benefits he or she, or Vontobel, receives from a third party.

Performance-based Fees – By mutual agreement with certain clients, the Adviser manages performance-based fee accounts. The Adviser does this side-by-side with asset-based fee accounts. As a result of the additional economic incentives tied to accounts with performance-based fees, an investment adviser may have a conflict of interest when managing such accounts alongside accounts that do not include performance-based fees. In this regard, an investment adviser may have an incentive to allocate favorable trades to, or otherwise favor, the accounts with higher fees. To eliminate this potential conflict of interest, Vontobel has implemented policies and procedures to govern, among other things, how trades are allocated across accounts. These policies require that all accounts in the same strategy generally be managed the same way. In furtherance of these policies, we generally require that all accounts within a strategy hold the same securities, that trades for all accounts within a given strategy are allocated in a like fashion and that such accounts trade at the same time.

On a quarterly basis, the Adviser’s Investment Broker Committee examines allocations that were manually adjusted by the trading team to ensure that firm policies and procedures governing trading and trade allocations were followed. Relatedly, the Investment Performance Committee quarterly reviews investment performance and dispersion in equity portfolios among client accounts to verify if client assets in a given strategy are managed in a like manner. The Adviser’s Portfolio Compliance Officer also reviews equity trade allocations on a more frequent basis. These policies and procedures, as well as others we have implemented, are designed to promote a fair and equitable allocation of investment opportunities across all of the accounts that the Adviser manages.

MetLife Investment Management LLC (“MetLife”) – Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to day portfolio management responsibilities with respect to more than one fund or account. MetLife (“MetLife”) is wholly owned by MetLife, Inc. and is part of MetLife Inc.’s Institutional investment management business, and is affiliated with many types of U.S. and non-U.S. financial service providers, including other investment advisers, broker-dealers and insurance companies. MetLife affiliates also invest their own capital in a broad range of investments.

These investments may give rise to numerous situations where interests may conflict, including issues arising out of the investments of MetLife affiliates in entities or assets in which the fund may invest or MetLife may be prohibited from pursuing certain investment opportunities for the fund due to regulatory or legal restrictions or constraints that may not have been applicable had MetLife affiliates not also invested in the same entity.

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MetLife has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect portfolio management decisions; however, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks.

MetLife and/or its affiliates manage accounts certain accounts subject to performance-based fees or may have proprietary investments in certain accounts. The side-by-side management of the fund and these other accounts may raise potential conflicts of interest with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions. The performance of the fund’s investments could be adversely affected by the manner in which the MetLife and/or its affiliates enter particular orders for all such accounts. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited supply and allocation of investment opportunities generally, could raise a potential conflict of interest, as MetLife and/or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price.

MetLife and its affiliates have adopted a policy to allocate investment opportunities in a fair and equitable manner among client accounts. Orders for the same security on the same day are generally aggregated consistent with MetLife’s duty of best execution; however, purchases of fixed income securities cannot always be allocated pro rata across all client accounts with similar investment strategies and objectives. MetLife will attempt to mitigate any potential unfairness using an objective methodology that in the good faith judgment of MetLife permits a fair and equitable allocation over time.

MetLife will manage the fund and other client accounts in accordance with their respective investment objectives and guidelines. As a result, MetLife may give advice, and take action with respect to any current or future other client accounts that may be opposed to or conflict with the advice MetLife may give to the fund, or may involve a different timing or nature of action than with respect to the fund. Where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increases the holding in such security. The results of the investment activities of the fund may differ significantly from the results achieved by MetLife for other client accounts.

Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) – Because each portfolio manager manages other accounts, including accounts that pay higher fees or accounts that pay performance-based fees, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Fund and the investment strategy of the other accounts managed by the portfolio manager and potential conflicts in the allocation of investment opportunities between the Fund and the other accounts.

Conflicts may also arise in cases when clients with different strategies invest in different parts of an issuer’s capital structure or different classes of securities issued by such issuer, including circumstances in which one or more clients own private securities or obligations of an issuer and

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other clients may own public securities of the same issuer. Actions by investors in one part of the capital structure could disadvantage investors in another part of the capital structure. It is also possible that GMO may cause a client to engage in short sales of or take a short position in an investment owned or being purchased by other client accounts managed by GMO or vice versa. These positions and actions may adversely affect or benefit different clients at different times. In addition, purchases or sales of the same investment may be made for two or more clients on the same date. In some cases GMO may refrain from taking certain actions or making certain investments on behalf of clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory or other effects on GMO, or may sell investments for certain clients (in each case potentially disadvantaging the clients on whose behalf the actions are not taken, investments not made, or investments sold). Foregone investment opportunities or actions may adversely affect the performance of a client’s account if similarly attractive opportunities are not available or cannot be identified. There can be no assurance that a client will not receive less (or more) of a certain investment than it would otherwise receive if GMO did not have a conflict of interest among clients. In effecting transactions, it may not be possible, or consistent with the investment objectives of GMO’s various clients, to purchase or sell securities at the same time at the same prices. For additional discussion of GMO’s conflicts of interests, please refer to GMO’s Form ADV.

American Assets Capital Advisers, LLC (“AACA”) - AACA has responsibility for managing multiple client accounts and, as such, potential conflicts of interest may arise. For instance, AACA may receive fees from certain client accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts and not others. AACA attempts to avoid conflicts of interest that may arise as a result of the management of multiple client accounts and has procedures to avoid or minimize conflicts of interest.

AACA will allocate transactions and opportunities among the various accounts it manages in a manner it believes to be equitable, considering each account’s objectives, programs, limitations, and capital available for investment, but even accounts with similar objectives will often have different investment portfolios. Further, in some cases, the various accounts may seek to buy or sell the same security or other investment at the same time. In those cases, to minimize the conflict, AACA may combine purchase and sale orders on behalf of one or more accounts with orders for those of other account(s). When it does so, it will generally allocate the proceeds from those transactions on an average price basis among the various participants. At times, however, AACA may cause the various accounts to effect transactions that differ in substance, timing, and amount. This may be due to, among other things, differences in investment objectives or other factors affecting the appropriateness or suitability of particular investment activities to the accounts, limitations on the availability of particular investments, or transactional opportunities or differences in withdrawal or redemption rights.

There may be occasions where AACA will execute aggregate portfolio transactions of the same security for numerous accounts, particularly where accounts have similar investment objectives. Although that creates a conflict of interest because such transactions could be either advantageous or disadvantageous to one or more particular accounts, AACA will effect those transactions only when it believes that to do so will be in the best interest of the affected accounts. When such aggregated transactions occur, the objective will be to allocate on an average cost basis or in a manner that is deemed equitable to the accounts involved.

Additionally, AACA may invest in the same securities as its clients, including the Fund. This creates a conflict of interest because associated persons have an incentive to favor their own accounts over those of clients, and the associated person could benefit from market activity by a client in a security

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held by that person. In order to minimize these conflicts, investment activities for clients and AACA’s associated persons are reviewed carefully and regularly in accordance with AACA’s Code of Ethics to ascertain whether any conflicts of interest are presented by such investments and to reasonably prevent conflicts of interest between AACA and its clients. Further, trades for associated persons’ personal accounts are required to be pre-approved, and client accounts always trade first if the Firm plans to trade the same security for a client when the associated person also wants to trade that security. Moreover, under polices adopted by and in accordance with the fiduciary duties of AACA, any conflict will be resolved in favor of the client.

For additional discussion of AACA’s conflicts of interest, please refer to AACA’s Form ADV.

PGIM Quantitative Solutions LLC (“PQS”) - PQS strives to identify potential risks, including conflicts of interest, that are inherent in its business, and conducts annual conflict of interest reviews. PQS seeks to address such actual or potential conflicts through elimination, disclosure, or management, of the conflict, through the adoption of policies and procedures. PQS follows Prudential’s standards on business ethics, personal securities trading, and information barriers. PQS has adopted a code of ethics, allocation policies and conflicts of interest policies, among others, as well as supervisory procedures.

Side-by-Side Management of Accounts and Related Conflicts of Interest

Side-by-side management of multiple accounts can create incentives for PQS to favor one account over another. Examples include, managing accounts: (i) with asset-based fees alongside accounts with performance-based fees (which could create an incentive for PQS to favor one account over another); (ii) that only allow PQS to hold securities long as well as accounts that permit short selling (which creates the possibility that PQS is taking inconsistent positions with respect to a particular security in different client accounts); (iii) of different sizes and with different strategies (creating an incentive when allocating investment opportunities to favor accounts that pay a higher fee or generate more income for PQS as larger accounts typically generate more fees and some strategies have higher fees). In addition, PQS manages accounts on behalf of its affiliates as well as unaffiliated accounts (PQS could have an incentive to favor accounts of affiliates over others). PQS also manages certain funds and strategies whose performance is considered in determining long-term incentive plan benefits for certain investment professionals.

The above-described conflicts could influence PQS’ allocation of investment opportunities as well as its timing, aggregation and allocation of trades. PQS’ Conflicts of Interest and related policies are designed to address these conflicts and stress that investment decisions be made in accordance with the fiduciary duties owed to each account without giving consideration to PQS or PQS personnel’s pecuniary, investment or other financial interests. PQS’ policies regarding allocation and aggregation are to treat all accounts fairly and equitably over time. Generally, PQS’ investment strategies require that PQS invest its clients’ assets in publicly traded securities (PQS does not participate in IPOs). PQS’ investment strategies are team managed, reducing the likelihood that one portfolio would be favored over other portfolios managed by the team. These factors reduce the risk that PQS could favor one client over another in allocating investment opportunities.

PQS’ Relationships with Affiliates and Related Conflicts of Interest.

As an indirect wholly-owned subsidiary of Prudential Financial, PQS is part of a diversified, global financial services organization. PQS is affiliated with many types of U.S. and non-U.S. financial service providers, including insurance companies, broker-dealers, commodity trading advisors, commodity pool operators and other investment advisers. Some of its employees are officers of and/or provide services to some of these affiliates.

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PQS may be restricted by law, contract or other constraints as to how much (if any) of a particular security it may purchase/sell on behalf of a client, and as to the timing of same. Sometimes these restrictions apply as a result of PQS’ relationship with Prudential and its other affiliates. For example, PQS’ holdings of a security on behalf of clients are required, under regulations, to be aggregated with the holdings of that security by other Prudential affiliates. These holdings could exceed certain aggregate reporting/ownership thresholds. PQS may restrict purchases, sell existing investments, or otherwise restrict, forego or limit the exercise of rights to avoid crossing such thresholds because of the potential consequences to PQS, Prudential or PQS’ clients if thresholds are exceeded. PQS could also receive material, non-public information (MNPI) regarding a particular issuer from an affiliate and, as a result, be unable to execute purchase/sale transactions in securities of that issuer for clients. PQS is generally able to avoid receiving MNPI from affiliates by maintaining information barriers. PQS’ trading of Prudential common stock for client portfolios also presents a conflict of interest, as such, PQS does so only when permitted by its clients.

Conflicts Related to PQS’ Financial Interests and the Financial Interests of PQS’ Affiliates.

PQS, Prudential Financial, Inc. and other affiliates of PQS have financial interests in, or relationships with, companies whose securities PQS holds, purchases or sells in its client accounts. Certain of these interests and relationships are material to PQS or to the Prudential enterprise. At any time, these interests and relationships could be inconsistent or in potential or actual conflict with positions held or actions taken by PQS for its client accounts. PQS’ affiliates hold public and private debt and equity securities of many issuers. PQS invests in some of the same issuers for its client accounts but at different levels in the capital structure. In general, conflicts related to the financial interests described above are addressed by the fact that PQS makes investment decisions for each client independently considering the best economic interests of such client.

Certain of PQS’ employees may offer and sell securities of, and interests in, commingled funds that PQS manages or sub-advises. Employees may offer and sell securities in connection with their roles as registered representatives of Prudential Investment Management Services LLC (a Broker-Dealer affiliate), or as officers, agents, or approved persons of other affiliates. There is an incentive for PQS’ employees to offer these securities to investors regardless of whether the investment is appropriate for same (as increased assets in these vehicles will result in increased advisory fees to PQS). In addition, although sales commissions are not paid for such activities, such sales could result in increased compensation to the employee. To mitigate this conflict, PQS performs suitability checks on new clients as well as annually for all clients.

Compensation

Virtus Fixed Income Advisers, LLC, Newfleet Asset Management division (“VFIA”) – VFIA is committed to attracting and retaining the highest caliber employees and investment talent. The company’s compensation and benefits program is comprehensive and designed to reward performance and commitment to the shareholders of our parent, Virtus. VFIA personnel receive a competitive base salary, an incentive bonus opportunity, and a benefits package. Certain professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance.

Certain key individuals also have the opportunity to take advantage of a long-term incentive compensation program, including potential awards of Virtus restricted stock units (“RSUs”) with multi-year vesting, subject to Virtus corporate board approval, and opportunities to defer their compensation and reduce tax implications.

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Following is a more detailed description of VFIA’s compensation structure.

Base Salary – Each individual is paid a fixed base salary, which is designed to be competitive in light of the individual’s experience and responsibilities. Management uses independent, third-party compensation surveys of the investment industry to evaluate competitive market compensation for its employees.

Incentive Bonus – Incentive bonus pools for non-investment personnel are generally based upon VFIA and the parent company’s overall profitability. Annual incentive payments for investment personnel are based on targeted compensation levels, adjusted for profitability and investment performance factors, and a subjective assessment of contribution to the team effort. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures. For compensation purposes, a fund’s performance is generally measured over one-, three-, and five-year periods and an individual manager’s participation is based on the performance of each fund/account managed. The short-term incentive payment is generally paid in cash, but a portion may be payable in Virtus RSUs.

Other Benefits – Employees are also eligible to participate in broad-based plans offered, which include 401(k), health, and other employee benefit plans.

While portfolio manager compensation contains a performance component, this component is adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risk. This approach ensures that investment management personnel remain focused on managing and acquiring securities that correspond to a fund’s mandate and risk profile and are discouraged from taking on more risk and unnecessary exposure to chase performance for personal gain. We believe we have appropriate controls in place to handle any potential conflicts that may result from a substantial portion of portfolio manager compensation being tied to performance.

PineBridge – Compensation for all PineBridge Portfolio Managers consists of both a salary and a bonus component. The salary component is a fixed base salary, and does not vary based on a Portfolio Manager’s performance. Generally, salary is based upon several factors, including experience and market levels of salary for such position. The bonus component is generally discretionarily determined based both on a Portfolio Manager’s individual performance and the overall performance of PineBridge. In assessing individual performance of Portfolio Managers, both qualitative performance measures and also quantitative performance measures assessing the management of a Portfolio Manager’s funds are considered. A Portfolio Manager may be offered a long-term incentive/performance unit plan (LTI) to share in the long-term growth of the company. The LTI Plan allows for the granting of incentive units representing equity interests in the company with the main objective of attracting and retaining talent, incentivizing employee long-term performance and ensuring employee alignment of interests with the firm’s long-term vision and goals..

Virtus Fixed Income Advisers, LLC, Stone Harbor Investment Partners division (“VFIA”) – VFIA and its parent company Virtus Investment Partners, Inc. believe that the compensation program is adequate and competitive to attract and retain high-caliber investment professionals, including the investment professionals responsible for the management of the Dunham International Opportunity Bond Fund. The overall compensation structure for all personnel is based on two primary components: base salary and incentive bonus. Performance is a component of the incentive bonus for investment professionals and is generally measured versus assigned benchmarks as measured on a one-, three- and five-year horizon. Personnel are also offered a comprehensive benefits package.

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Great Lakes – Great Lakes’ investment professionals are eligible for attractive compensation packages comprised of base salaries, a tracking shares program, as well annual cash bonus compensation. The deferred compensation aspect of an employee’s annual bonus allows senior leadership/investment personnel to invest in the firm’s strategies. Great Lakes believes this increases an already strong retention rate and further strengthens its confidence in their investment process and philosophy. Bonuses vary and are ultimately determined by Great Lakes’ Chief Investment Officer and Chief Executive Officer. Bonuses for investment professionals are based primarily on their contributions as portfolio managers and/or analysts, but also incorporate other intangibles contributing to the firm’s overall success.

Great Lakes believe this structure encourages individuals to strive for success, both for themselves, as well as for the Firm. Based on compensation studies completed by an industry consultant, we believe our compensation structure/levels to be competitive within our industry. We believe the strong retention rate and tenure of our investment professionals further validates our compensation approach and provides the organizational stability critical for long-term success.

Boston Partners – As of the date of this SAI, the portfolio managers’ compensation is comprised of an industry competitive base salary and a discretionary bonus and long-term incentives. Through the firm’s bonus program, key investment professionals are rewarded primarily for strong investment performance. The discretionary bonus is based upon the unique structure of each team and consideration may be given to one or more of the following criteria, depending on the team: An evaluation of the professional’s individual contribution based on the expectations established at the beginning of each year, the performance of the investment product(s) with which the individual is involved versus the pre-designed index based on the excess return, the financial results of the Portfolio Manager’s investment group, and the overall financial performance of the firm.

Compensation for portfolio managers who are also members of the Adviser’s senior management team is typically derived from a base salary and a discretionary bonus. The bonus is largely tied to firm financial performance against established goals and aligned with the primary focus on investment performance results versus benchmarks. The firm also provides a long-term incentive program. Portions of the annual bonuses are deferred for up to 3 years.

Ithaka – Mr. O’Gorman, Mr. Colyer and Mr. White are compensated by the sub-adviser with an annual salary and bonus, both of which vary from year to year based on a variety of factors. The portfolio managers’ compensation is not linked by formula to the absolute or relative performance of the Fund, the Fund’s net assets or to any other specific benchmark. Because Mr. O’Gorman and Mr. Colyer are owners of the Sub-Adviser, their compensation is determined in large part by the Sub-Adviser’s overall profitability, an important component of which is the level of fee income earned by the Sub-Adviser.

Pier Capital, LLC – Alexander Yakirevich receives a fixed salary based on tenure and experience from Pier Capital, LLC. In addition, as an owner, Mr. Yakirevich shares in the profits of the firm.

NS Partners – NS Partners’ compensation structure is specifically designed to attract, motivate, and retain talented professionals. All senior professionals participate directly in the success of the firm through equity ownership, which is tied to each partner’s individual contribution. The profits of the business are distributed on a quarterly basis to partners in proportion to their stake. Responsibility and contribution are reviewed annually by the partners and equity share adjusted accordingly.

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The firm offers a competitive benefits package and a flexible, team-oriented work environment. This creates a collegiate atmosphere that employees appreciate and reward with their loyalty. All partners and employees are covered by a group wide life assurance and health plan.

Each non-partner receives a competitive basic salary package and bonus dependent on their performance. Once a solid contribution is underway non partners can move to a ‘principal scheme’ whereby in addition to basic salary and cash bonus they can accrue profit share based on their performance. This will accrue over a few years before it can be drawn down.

The key investment professionals are business owners in the firm and not directly rewarded for performance or revenues. The majority of their compensation is via equity ownership and the success of the business. Each partner of the firm is paid a basic draw and profits are distributed quarterly according to a partners’ proportional ownership. This aligns partners’ interests with clients as they benefit directly from the continued success of the business. On an annual basis, the partners collectively discuss long term performance contributions. This presents an annual opportunity to re-evaluate equity ownership and to re-align that ownership in accordance with contribution to the Firm in a gradualist manner.

Arrowstreet – Arrowstreet’s compensation system is designed to attract, motivate and retain talented professionals.

Arrowstreet’s compensation structure for investment professionals consists of a competitive base salary and bonus. Bonuses are paid on an annual basis. Bonus targets are set for each individual at each review period, typically the start of every year. Generally, bonus amounts are determined typically using the following factors: Arrowstreet’s investment performance; Arrowstreet’s business performance; and individual merit. In addition, senior professionals, including portfolio managers, may be offered the opportunity to participate directly in the success of the firm through equity ownership.

Vontobel – Employee compensation essentially comprises a fixed component (i.e., salary) and a performance related component (bonus). The performance-related component (cash bonus and bonus shares) – which represents a short-term performance incentive – takes account of the financial results of the company and the organizational unit, as well as the employee’s individual contribution to the company’s performance and profits.

In addition, part of employee compensation is paid by Vontobel in the form of long-term incentive components. They are awarded in the form of registered shares of Vontobel Holding AG (performance shares) and are designed to promote loyalty to Vontobel, as well as encouraging employees to focus on the overarching medium term and long-term company objectives defined by the Board of Directors.

The Vontobel compensation system consists of three components:

■	The fixed salary mainly compensates employees for the level of expertise required in their respective functions as well as their professional experience. As previously mentioned, regular benchmarking against peers ensures that the salaries offered to employees are in line with industry standards and remain competitive.

■	In addition to the fixed salary, employees are usually awarded an annual bonus. It is determined by the extent to which their individual objectives, as well as the targets defined for their area

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of business and the company, have been achieved. Seventy-five percent (75%) bonus is usually distributed in cash.

■	The third component of the compensation system is the share participation plan. All employees who are awarded a bonus have the option of receiving twenty-five (25%) of it at preferential conditions in the form of registered shares of Vontobel Holding AG.

MetLife – MetLife Investment Management, LLC is a wholly owned subsidiary of MetLife, Inc. The program is a combination of short and long term elements to compensate investment professionals, and non-investment professionals, based on the overall financial success of the firm. The incentive program is primarily comprised of three elements:

(i) Base salary: Base salaries are generally reviewed annually and are based on market competitiveness.

(ii) Short Term Awards: Individual awards in the form of an annual cash bonus are discretionary and non-formulaic based on firm as well as individual performance. Bonus compensation for senior investment professionals comprises a majority of their total compensation. This portion of compensation is determined subjectively based on qualitative and quantitative factors. Compensation is impacted by the performance of investments under management (i.e., delivering investment performance to clients consistent with portfolio objectives, guidelines and risk parameters) as well as an individual’s qualitative contributions to the organization.

(iii) Long term Awards: Senior level employees are eligible to receive long term equity incentives. These create the motivation for strong individual and business performance over time and the opportunity for long-term alignment with shareholder return and employee retention.

An investment professional’s short and long term awards and the compensation is not tied to any pre-determined or specified level of investment performance.

GMO – Senior members of each team are generally members (partners) of GMO. The compensation of each senior member consisted of a fixed annual base salary and an additional, discretionary, bonus and, in the case of partners, a partnership interest in the firm’s profits. Base salary is determined by taking into account current industry norms and market data to ensure that GMO pays a competitive base salary. The discretionary bonus is paid on the basis of a number of factors, including features designed to align the compensation of the senior members with the performance of the accounts they manage, such as a Fund, over various periods. In some cases the performance of a Fund relative to an index (which may or may not be the Fund’s benchmark) is considered. Such features are intended to promote a closer alignment of interests between those accounts and the senior members managing those accounts. Individual senior members may, however, have some or all of the same economic incentives that GMO itself may have when GMO is eligible to earn a performance fee (see “Portfolio Transactions”). Specifically, even if GMO is not earning or eligible to earn a performance fee (none of the Funds pay GMO a performance-based fee), individual senior members may have compensation-related incentives to make riskier investments, pursue riskier Fund strategies, seek less downside risk when a Fund has outperformed its benchmark and allocate superior investment ideas to GMO client accounts capable of generating higher performance-related compensation. The level of partnership interest is determined by taking into account the individual’s contribution to GMO. Because each senior member’s compensation is based, in part, on his or her individual performance, GMO does not have a typical percentage split among base salary, bonus and other compensation.

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AACA – Compensation for all AACA Portfolio Managers consists of both a salary and a bonus component. The salary component is a fixed-base salary, and does not vary based on a portfolio manager’s performance. Generally, salary is based upon several factors, including experience and market levels of salary for such position. The bonus component generally is discretionarily determined based both on a portfolio manager’s individual performance and the overall performance of AACA. In assessing individual performance of Portfolio Managers, both qualitative performance measures and also quantitative performance measures assessing the management of a portfolio manager’s funds are considered. A portfolio manager also may receive a long-term compensation component, either in the form of a partnership interest in the firm or as a cash-based award, the ultimate value of which would depend upon financial performance of the firm.

 PQS – PQS’ investment professionals are compensated through a combination of base salary, a performance-based annual cash incentive bonus and an annual long-term incentive grant. An investment professional’s incentive compensation, including both the annual cash bonus and long-term incentive grant, is largely driven by a person’s contribution to PQS goal of providing investment performance to clients consistent with portfolio objectives, guidelines and risk parameters, as well as such person’s qualitative contributions to the organization. An investment professional’s long-term incentive grant is currently divided into two components: (i) 80% of the value of the grant is based on the performance of certain PQS strategies, and (ii) 20% of the value of the grant consists of restricted stock of Prudential Financial, Inc. (PQS’ ultimate parent company). Both such values are subject to increase or decrease. The long-term incentive grants are subject to vesting requirements. The incentive compensation of each investment professional is not based solely or directly on the performance of a fund (or account managed by PQS) or the value of the assets of a fund (or account managed by PQS). The annual cash bonus pool is determined quantitatively based on two primary factors: 1) investment performance of composites representing PQS’ various investment strategies on a 1-year and 3-year basis relative to appropriate market peer groups and the indices against which PQS’ strategies are managed, and 2) business results as measured by PQS’ pretax income.

Ownership of Securities – October 31, 2024

Portfolio Manager	Portfolio Managed	Dollar Range of Equity Securities Beneficially Owned
David L. Albrycht, CFA	Dunham Corporate/ Government Bond Fund	None
Stephen Hooker	Dunham Corporate/ Government Bond Fund	None
Steven Oh, CFA	Dunham Floating Rate Bond Fund	None
Laila Kollmorgen, CFA	Dunham Floating Rate Bond Fund	None
Jeremy Burton, CFA	Dunham Floating Rate Bond Fund Dunham High-Yield Bond Fund	None
John Yovanovic, CFA	Dunham High-Yield Bond Fund	None
James E. Craige, CFA	Dunham International Opportunity Bond Fund	None
David Scott	Dunham International Opportunity Bond Fund	None
Stuart Sclater-Booth	Dunham International Opportunity Bond Fund	None
Simon Lau, CFA	Dunham International Opportunity Bond Fund	None
Paul Roukis, CFA	Dunham Large Cap Value Fund	None
Jeff Agne	Dunham Large Cap Value Fund	None
Jason Smith	Dunham Large Cap Value Fund	None
Eric A. Gandhi, CFA	Dunham Small Cap Value Fund	None
Richard A. Shuster, CFA	Dunham Small Cap Value Fund	None
Gregory N. Weiss	Dunham Small Cap Value Fund	None

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Portfolio Manager	Portfolio Managed	Dollar Range of Equity Securities Beneficially Owned
Scott O’Gorman, CFA	Dunham Focused Large Cap Growth Fund	Over $1,000,000
Andrew Colyer	Dunham Focused Large Cap Growth Fund	None
Dan White	Dunham Focused Large Cap Growth Fund	None
Alex Yakirevich	Dunham Small Cap Growth Fund	None
Ian Beattie	Dunham Emerging Markets Stock Fund	None
Brian Coffey	Dunham Emerging Markets Stock Fund	None
Oliver Adcock	Dunham Emerging Markets Stock Fund	None
Mazika Li	Dunham Emerging Markets Stock Fund	None
Luis Alves de Lima	Dunham Emerging Markets Stock Fund	None
Derek Vance, CFA, Ph.D.	Dunham International Stock Fund	None
Christopher Malloy, Ph.D.	Dunham International Stock Fund	None
Julia Yuan	Dunham International Stock Fund	None
Brandon Berger	Dunham International Stock Fund	None
Peter L. Rathjens, Ph.D.	Dunham International Stock Fund	None
Tim Stehle	Dunham Dynamic Macro Fund	None
Robert Borenich	Dunham Dynamic Macro Fund	None
Joshua Lofgren	Dunham Long/Short Credit Fund	None
Doug Francis	Dunham Monthly Distribution Fund	None
Sam Klar	Dunham Monthly Distribution Fund	None
Burland B. East III, CFA	Dunham Real Estate Stock Fund	None
Creede Murphy	Dunham Real Estate Stock Fund	None
Devang Gambhirwala	Dunham U.S. Enhanced Market Fund	None
Marcus M. Perl	Dunham U.S. Enhanced Market Fund	None
Edward J. Tostanoski III, CFA	Dunham U.S. Enhanced Market Fund	None

BROKERAGE ALLOCATION AND OTHER PRACTICES

Subject to the general supervision of the Board of Trustees of the Trust, each Sub-Adviser is responsible for making decisions with respect to the purchase and sale of portfolio securities on behalf of the Funds. Each Sub-Adviser is also responsible for the implementation of those decisions, including the selection of broker/dealers to effect portfolio transactions, the negotiation of commissions, and the allocation of principal business and portfolio brokerage.

In purchasing and selling each Fund’s portfolio securities, it is the Sub-Adviser’s policy to obtain quality execution at the most favorable prices through responsible broker/dealers and, in the case of agency transactions, at competitive commission rates where such rates are negotiable. However, under certain conditions, a Fund may pay higher brokerage commissions in return for brokerage and research services. In selecting broker/dealers to execute a Fund’s portfolio transactions, consideration is given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing brokers and dealers, their expertise in particular markets and the brokerage and research services they provide to the Sub-Advisers or the Funds. It is not the policy of the Sub-

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Advisers to seek the lowest available commission rate where it is believed that a broker or dealer charging a higher commission rate would offer greater reliability or provide better price or execution.

Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated. Traditionally, commission rates have generally not been negotiated on stock markets outside the United States. In recent years, however, an increasing number of overseas stock markets have adopted a system of negotiated rates, although a number of markets continue to be subject to an established schedule of minimum commission rates. It is expected that equity securities will ordinarily be purchased in the primary markets, whether over-the-counter or listed, and that listed securities may be purchased in the over-the-counter market if such market is deemed the primary market. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. In underwritten offerings, the price includes a disclosed, fixed commission or discount.

For fixed income securities, it is expected that purchases and sales will ordinarily be transacted with the issuer, the issuer’s underwriter, or with a primary market maker acting as principal on a net basis, with no brokerage commission being paid by the Funds. However, the price of the securities generally includes compensation, which is not disclosed separately. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices.

With respect to equity and fixed income securities, each Sub-Adviser may effect principal transactions on behalf of the Funds with a broker or dealer who furnishes brokerage and/or research services, designate any such broker or dealer to receive selling concessions, discounts or other allowances or otherwise deal with any such broker or dealer in connection with the acquisition of securities in underwritings. The prices the Funds pay to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter. Each Sub-Adviser may receive research services in connection with brokerage transactions, including designations in fixed price offerings.

Each Sub-Adviser receives a wide range of research services from brokers and dealers covering investment opportunities throughout the world, including information on the economies, industries, groups of securities, individual companies, statistics, political developments, technical market action, pricing and appraisal services, and performance analyses of all the countries in which a Fund’s portfolio is likely to be invested. Each Sub-Adviser cannot readily determine the extent to which commissions charged by brokers reflect the value of their research services, but brokers occasionally suggest a level of business they would like to receive in return for the brokerage and research services they provide. To the extent that research services of value are provided by brokers, each Sub-Adviser may be relieved of expenses, which it might otherwise bear. In some cases, research services are generated by third parties but are provided to the Sub-Advisers by or through brokers.

Certain broker/dealers, which provide quality execution services, also furnish research services to each Sub-Adviser. Each Sub-Adviser has adopted brokerage allocation policies embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934, which permits an investment adviser to cause its clients to pay a broker which furnishes brokerage or research services a higher commission than that which might be charged by another broker which does not furnish brokerage or research services, or which furnishes brokerage or research services deemed to be of lesser value, if such commission is deemed reasonable in relation to the brokerage and research services provided by the broker, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Advisers with respect to the accounts as to which it exercises investment discretion.

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Accordingly, each Sub-Adviser may assess the reasonableness of commissions in light of the total brokerage and research services provided by each particular broker.

As discussed above, the Sub-Advisers, unless prohibited by applicable law, may cause a Fund to pay a broker-dealer a commission for effecting a transaction that exceeds the amount another broker- dealer would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker-dealer. Effective January 3, 2018, under the European Union’s Markets in Financial Instruments Directive (“MiFID II”), European Union investment advisers must pay for research from broker-dealers directly out of their own resources, rather than through client commissions.

As a result, NS Partners – Sub-Adviser to the Emerging Markets Stock Fund – is not permitted to use Soft Dollar Products to pay for research from brokers but rather must pay for research out of their own profit and loss or have research costs paid by clients through research payment accounts (“RPA”) that are funded by a specific client research charge or the research component of trade orders. Such payments for research must be unbundled from the payments for execution.

Also, subject to best price and execution and consistent with applicable securities laws and regulations, the Board of Trustees may instruct a Sub-Adviser to direct brokerage to certain broker-dealers under an agreement whereby these broker-dealers would pay designated Fund expenses. Currently, the Funds have such an agreement with Capital Institutional Services, Inc. However, a Fund may enter into agreements with other broker-dealers as well. The brokerage of one Fund will not be used to help pay the expenses of any other Fund.

Portfolio securities will not be purchased from or sold to each Sub-Adviser, or any affiliated person of any of them acting as principal, except to the extent permitted by rule or order of the SEC.

For the fiscal years ended October 31, 2024, October 31, 2023, and October 31, 2023, the Funds paid brokerage commissions of approximately $1,243,015, $1,048,308, and $1,243,368, respectively.

During the fiscal year ended October 31, 2024, the Funds paid brokerage commissions to brokers because of research services provided as follows:

Fund	Brokerage Commissions in Connection with Research Services Provided for Fiscal Year Ended 10/31/2024	Aggregate Dollar Amount of Transactions for Which Such Commissions were Paid for Fiscal Year Ended 10/31/2024
Dunham Corporate / Government Bond Fund	None	None
Dunham Floating Rate Bond Fund	None	None
Dunham High-Yield Bond Fund	None	None
Dunham International Opportunity Bond Fund	None	None
Dunham Large Cap Value Fund	$5,776	$13,421,600
Dunham Small Cap Value Fund	$106,616	$62,384,702
Dunham Focused Large Cap Growth Fund	None	None
Dunham Small Cap Growth Fund	$120,339	$91,108,777
Dunham Emerging Markets Stock Fund	None	None
Dunham International Stock Fund	None	None
Dunham Dynamic Macro Fund	None	None
Dunham Long/Short Credit Fund	None	None
Dunham Monthly Distribution Fund	$478,013	$866,768,298
Dunham Real Estate Stock Fund	$19,138	$43,624,774
Dunham U.S. Enhanced Market Fund	None	None

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DETERMINATION OF NET ASSET VALUE

The net asset value per share for each class of shares of each Fund is determined each day the New

York Stock Exchange (“NYSE”) is open, as of the close of the regular trading session of the NYSE that day (normally 4:00 p.m. Eastern Time) (“Valuation Time”), by dividing the value of a Fund’s net assets by the number of its shares outstanding. A Fund will not treat an intraday unscheduled disruption in New York Stock Exchange (“NYSE”) trading as a closure of the NYSE and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the New York Stock Exchange. The NYSE is open Monday through Friday except on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

In determining each Fund’s NAV per share, equity securities for which market quotations are readily available are valued at current market value using the last reported sales price. NASDAQ traded securities are valued using the NASDAQ official closing price (“NOCP”). If there is no NOCP the value of the security shall be valued at the mean between the current bid and ask prices. Securities traded on a foreign exchange which has not closed by the Valuation Time or for which the official closing prices are not available at the time the NAV is determined may use alternative market prices provided by a pricing service. If market quotations are not readily available, then securities are valued at fair value as determined by the Board (or its delegate). U.S. government and agency securities are valued at the mean between the most recent bid and asked prices. Short-term debt instruments with a remaining maturity of more than 60 days, intermediate and long-term bonds, convertible bonds, and other debt securities are generally valued on the basis of dealer supplied quotations or by pricing system selected by the Adviser and approved by the Board of Trustees of the Trust. Where such prices are not available, valuations will be obtained from brokers who are market makers for such securities. However, in circumstances where the Adviser deems it appropriate to do so, the mean of the bid and asked prices for over- the-counter securities or the last available sale price for exchange-traded debt securities may be used. Where no last sale price for exchange traded debt securities is available, the mean of the bid and asked prices may be used. Short-term debt securities with a remaining maturity of 60 days or less may be valued at amortized cost, provided such valuations represent par value.

Puts and calls are valued at the last sales price therefore, or, if there are no transactions, at the last reported sales price that is within the spread between the closing bid and asked prices on the valuation date. Futures are valued based on their daily settlement value. When a Fund writes a call, an amount equal to the premium received is included in the Fund’s Statement of Assets and Liabilities as an asset, and an equivalent deferred credit is included in the liability section. The deferred credit is adjusted (“marked-to-market”) to reflect the current market value of the call. If a call written by a Fund is exercised, the proceeds on the sale of the underlying securities are increased by the premium received. If a call or put written by a Fund expires on its stipulated expiration date or if a Fund enters into a closing transaction, it will realize a gain or loss depending on whether the premium was more or less than the transaction costs, without regard to unrealized appreciation or depreciation on the underlying securities. If a put held by a Fund is exercised by it, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of the premium paid by the Fund.

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Options are valued at the last reported sale price at the close of the exchange on which the security is primarily traded. If no sales are reported for the exchange-traded options, or the options are not exchange-traded, then they are valued at the mean of them most recent quoted bid and asked price. Futures contracts are valued at the daily quoted settlement prices.

Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued as determined in good faith in accordance with procedures approved by the Board of Trustees of the Trust.

Trading in securities on Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays in various foreign markets on days, which are not business days in New York, and on which a Fund’s net asset value is not calculated. Each Fund calculates net asset value per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of regular trading on the NYSE once on each day on which the NYSE is open.

Such calculation may not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events that may materially affect the value of such securities occur between the time when their price is determined and the time when the Fund’s net asset value is calculated, such securities may be valued at fair value as determined in good faith in accordance with procedures approved by the Board of Trustees of the Trust.

HOW TO BUY AND SELL SHARES

PURCHASES

Shares of each Fund may be purchased at the net asset value (“NAV”) per share next determined, after receipt of an order by the Fund’s transfer agent. All requests received in good order before 4:00 p.m. ET or the closing of the NYSE, whichever occurs earlier (the “cut off time”), will be executed at the NAV computed on that same day. Requests received after the cut off time (except for legal requests made on behalf of certain retirement accounts and other omnibus accounts), will receive the next business day’s NAV. Each Fund will not allow, with its knowledge, and with the exceptions noted in the previous sentence, illegal “Late Trading” of its shares. Although each Fund will use its best efforts to prevent illegal “Late Trading” there can be no assurance that it will always be successful in doing so.

REDEMPTIONS

You have the right to sell (“redeem”) all or part of your shares on any day the Funds are open. Shares will be redeemed at the NAV next computed following the receipt of your redemption request in good order. To be considered in “good order”, all written requests must include an account number, amount of transaction, signature of all owners signed exactly as registered on the account. If there is more than one owner of the shares, all owners must sign. If shares to be redeemed have a value of $50,000 or more, the signature(s) must be guaranteed by an eligible guarantor institution, which includes a commercial bank that is a member of the Federal Deposit Insurance Corporation, a trust company, a member firm of a domestic stock exchange, a savings association or credit union that is authorized by its charter to provide a signature guarantee. The Funds’ transfer agent may reject redemption instructions if the guarantor is neither a member of nor a participant in a signature guarantee program. Signature guarantees by notaries public are not acceptable. Further

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documentation may be required from corporations, administrators, executors, personal representatives, trustees and custodians.

Redemption of shares, or payment for redemptions, may be suspended at times (a) when the NYSE is closed, other than customary weekend and holiday closings; (b) when trading on the NYSE is restricted, as determined by the SEC; (c) in which an emergency exists, as determined by the SEC, so that disposal of a Fund’s investments or determination of its NAV is not reasonably practicable; or (d) as the SEC may by order permit for the protection of Fund shareholders.

REDEMPTIONS IN KIND

Each Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount of such request is large enough to affect operations. For example, if the request is greater than $250,000 or 1% of the Fund’s assets. The securities will be chosen by the Fund and valued at the Fund’s NAV. A shareholder may incur transaction expenses in converting these securities to cash.

TAXES

IN GENERAL

The following discussion is a summary of certain federal income tax considerations generally affecting the Trust, the Funds of the Trust, and the actual or prospective shareholders of one or more of the Funds. The discussion does not purport to be a complete discussion of the federal income tax consequences of an investment in the Funds and is not intended to constitute tax advice to any person. The discussion does not address the tax consequences of investing in any Fund under the laws of any state or local government, or the laws of any foreign jurisdiction. The discussion below does not apply to any specific category of investor or to all categories of investors, some of which may be subject to special rules. Tax issues relating to the Trust generally are not a consideration for shareholders such as tax-exempt entities and tax advantaged retirement vehicles such as an IRA or 401(k) plan. PERSONS WHO INVEST OR ARE CONSIDERING INVESTING IN THE FUNDS ARE URGED TO CONSULT THEIR TAX ADVISORS WITH SPECIFIC REFERENCE TO THEIR OWN TAX SITUATIONS.

DISTRIBUTIONS

Distributions of net investment income. The Funds receive income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Funds, constitutes the Funds’ net investment income from which dividends may be paid to you. The Funds are permitted to pass-through to its shareholders who are individuals, to be taxed at the applicable capital gains rates, “qualified dividends” the Funds receive. A “qualified dividend” for this purpose is generally a dividend the Funds receive from a corporation organized under U.S. law, the law of a U.S. possession, or the law of a so-called qualified foreign country (other than a corporation that is a “passive foreign investment company” in the year, or the year immediately preceding the year, in which the corporation distributes the dividend to the Funds, if the foreign country has an income tax treaty with the United States that contains an “adequate” information sharing provision.

Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to United States withholding tax on distributions the Funds make.

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Other Reporting and Withholding Requirements. Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by a Fund after June 30, 2014 and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2016. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

DISTRIBUTIONS OF CAPITAL GAINS

Capital gain distributions. The Funds may realize capital gains and losses on the sale or other disposition of its portfolio securities. Distributions from net long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Funds. For taxable years beginning before January 1, 2011, the reduced rate applicable to net capital gains applies to capital gain dividends (net long-term capital gains over short-term capital losses) paid by a Regulated Investment Company from the sale of portfolio securities. Distributions from net short-term capital gains are taxable to you as ordinary income and do not qualify for the reduced rates applicable to long-term capital gains, but are eligible for the reduced ordinary income rates applicable to individuals. Any net capital gains the Funds realize generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Funds.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS

The Funds will inform you of the amount of your income dividends (including “qualified dividends” if you are an individual) and capital gain distributions at the time they are paid, and will advise you of their tax status for Federal income tax purposes shortly after the close of each calendar year. If you have not owned your Funds’ shares for a full year, the Funds may designate and distribute to you, as ordinary income or capital gains, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Funds. Distributions declared in December but paid in January are taxable to you as if paid in December.

For taxable years beginning after December 31, 2012, certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Funds and net gains from the disposition of shares of the Funds. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Funds.

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ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY

Each Fund intends to elect and qualify or has elected and qualified to be treated as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Fund generally will pay no federal income tax on the income and gains it distributes to you. The Board reserves the right not to elect or maintain regulated investment company status for the Funds if it determines this course of action to be beneficial to shareholders. In that case, the Funds would be subject to federal corporate taxes on its taxable income and gains, and distributions to you would be taxed as ordinary income dividends to the extent of the Funds’ earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS

To avoid Federal excise taxes, the Code requires the Funds to distribute to you by December 31 of each year, at a minimum, the following amounts:

●	98% of its taxable ordinary income earned during the calendar year;

●	98% of its capital gain net income earned during the twelve month period ending October 31; and

●	100% of any undistributed amounts of these categories of income or gain from the prior year.

The Funds intend to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

REDEMPTION OF SHARES

Redemptions. Redemptions (including redemptions in kind) and exchanges of Fund shares are taxable transactions for federal income tax purposes. If you redeem your Fund shares, the Internal Revenue Service requires you to report any gain or loss on your redemption or exchange. If you hold your shares as a capital asset, any gain or loss that you realize is a capital gain or loss and is long-term or short-term, generally depending on how long you have owned your shares.

Redemptions at a loss within six months of purchase. Any loss incurred on the redemption or exchange of shares held for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

Wash sales. All or a portion of any loss that you realize on the redemption of your Fund shares is disallowed to the extent that, within 30 days before or after the date on which you redeem your shares, you buy other shares in a Fund (through reinvestment of dividends or otherwise). Any loss disallowed under these rules should be added to your tax basis in your newly acquired shares. Please consult your tax-advisor for further information.

U.S. GOVERNMENT SECURITIES

The income earned on certain U.S. government securities is exempt from state and local income taxes if earned directly by you. States also grant tax-free status to mutual fund dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by the Funds. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (GNMA) or Federal National Mortgage Association

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(FNMA) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS

For corporate shareholders, it is anticipated that a portion of the dividends paid by certain Funds will qualify for the dividends-received deduction (an “eligible dividend”). Corporate shareholders may be allowed to deduct these eligible dividends, thereby reducing the tax that they otherwise would be required to pay.

The dividends-received deduction is available only with respect to eligible dividends designated by the Fund as qualifying for this treatment. Eligible dividends generally are limited to dividends a domestic corporation distributes to the Funds. All dividends (including the deducted portion) are included in your calculation of alternative minimum taxable income.

INVESTMENT IN REAL ESTATE INVESTMENT TRUSTS

A Fund may invest in REITs. A REIT is a corporation or a business trust that would otherwise be taxed as a corporation except that it meets certain requirements of the Code. In general, the Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a “pass-through” vehicle for federal income tax purposes. In order to qualify as a REIT, a company must meet certain income and distribution tests (among other items). REITs generally do not produce qualified dividend income.

INVESTMENT IN COMPLEX SECURITIES

The Funds may invest in complex securities that could require it to adjust the amount, timing and/or tax character (ordinary or capital) of gains and losses it recognizes on these investments. This, in turn, could affect the amount, timing and/or tax character of income distributed to you.

Derivatives and similar instruments. The following additional investment strategy and risk information relates to each Fund that may invest in derivatives.

SEC Rule 18f-4 regulates the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies. A Fund’s trading of derivatives and other transactions that create future payment or delivery obligations is subject to a value-at-risk (“VaR”) leverage limit, certain derivatives risk management program and reporting requirements. Generally, these requirements apply unless a Fund qualifies as a “limited derivatives user,” as defined in the final rule. Under the rule, when a Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Fund’s asset coverage ratio or treat all such transactions as derivatives transactions. The SEC also provided guidance in connection with the rule regarding use of securities lending collateral that may limit the Funds’ securities lending activities. In addition, under the rule, a Fund is permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security (as defined under Section 18(g) of the 1940 Act), provided that, (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). A Fund may otherwise engage in when-issued, forward-settling and non-standard settlement cycle securities transactions that do not meet the conditions of the Delayed-Settlement

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Securities Provision so long as the Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with the rule. Furthermore, under the rule, the Fund is permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. These requirements may limit the ability of a Fund to use derivatives and the other relevant transactions as part of its investment strategies. These requirements may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors. The Investment Adviser cannot predict the effects of these requirements on the Funds. The Investment Adviser intends to monitor developments and seek to manage the Funds in a manner consistent with achieving each Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

Additionally, a Fund’s transactions in foreign currencies, foreign currency denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of a foreign currency.

Constructive sales. A Fund’s entry into a short sale transaction or an option or other contract could be treated as the “constructive sale” of an “appreciated financial position”, causing it to realize gain, but not loss, on the position.

Leverage. If a Fund utilizes leverage through borrowing, it may be restricted by loan covenants with respect to the declaration of, and payment of, dividends in certain circumstances. Limits on the Fund’s payments of dividends may prevent the Fund from meeting the distribution requirements, described above, and may, therefore, jeopardize the Fund’s qualification for taxation as a regulated investment company and possibly subject the Fund to the 4% excise tax. The Fund will endeavor to avoid restrictions on its ability to make dividend payments.

Tax straddles. A Fund’s investment in options, futures, forwards, or foreign currency contracts in connection with certain hedging transactions could cause it to hold offsetting positions in securities. If a Fund’s risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax “straddle” or to hold a “successor position” that would require any loss realized by it to be deferred for tax purposes. Securities acquired as part of a “hedging transaction” may not be treated as a capital asset, and any gain or loss on the sale of these securities would be treated as ordinary income (rather than capital gain) or loss. This rule could apply to any offsetting positions the Fund enters into to reduce its risk of loss.

Securities purchased at discount. A Fund may invest in securities issued or purchased at a discount, such as zero coupon, step-up, or payment-in-kind (PIK) bonds, that could require it to accrue and distribute income not yet received. If it invests in these securities, the Fund could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions.

Each of the investments described above is subject to special tax rules that could affect the amount, timing and/or tax character of income realized by the Fund and distributed to you.

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Tax Attributes. At October 31, 2024, the following Funds had capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration date as follows:

				Capital Loss Carry
Fund	Short-Term	Long-Term	Total	Forward Utilized
Corporate/Government Bond	$1,762,411	5,328,798	7,091,209	—
Floating Rate Bond	3,688,614	19,775,002	23,463,616	—
High-Yield Bond	2,261,062	9,653,170	11,914,232	139,089
International Opportunity Bond	1,097,614	5,365,840	6,463,454	342,920
Large Cap Value	—	—	—	—
Small Cap Value	—	—	—	—
Focused Large Cap Growth	—	—	—	—
Small Cap Growth	6,040,905	—	6,040,905	9,350,981
Emerging Markets Stock	19,231,863	6,386,300	25,618,163	—
International Stock	—	—	—	—
Dynamic Macro	—	—	—	—
Long/Short Credit	9,464,623	3,611,723	13,076,346	—
Monthly Distribution	—	366,351	366,351	—
Real Estate Stock	12,617,059	5,964,805	18,581,864	9,658,621
US Enhanced Market	—	—	—	1,385,151

Backup Withholding. If a shareholder fails to furnish a correct taxpayer identification number, fails to fully report dividend or interest income or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to backup withholding, then the shareholder may be subject to backup withholding with respect to (a) taxable dividends and distributions, and (b) the proceeds of any redemptions of shares of the Fund. An individual’s taxpayer identification number is his or her social security number. Backup withholding is not an additional tax and will be credited against a taxpayer’s regular Federal income tax liability.

ORGANIZATION OF THE TRUST

As a Delaware business trust entity, the Trust need not hold regular annual shareholder meetings and, in the normal course, does not expect to hold such meetings. The Trust, however, must hold shareholder meetings for such purposes as, for example: (1) approving certain agreements as required by the 1940 Act; (2) changing fundamental investment objectives, policies, and restrictions of the Funds; and (3) filling vacancies on the Board of Trustees of the Trust in the event that less than a majority of the Trustees were elected by shareholders. The Trust expects that there will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. At such time, the Trustees then in office will call a shareholders meeting for the election of Trustees. In addition, holders of record of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee from office by a vote cast in person or by proxy at a shareholder meeting called for that purpose at the request of holders of 10% or more of the outstanding shares of the Trust. The Funds have the obligation to assist in such shareholder communications. Except as set forth above, Trustees will continue in office and may appoint successor Trustees.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd., whose address is 1835 Market Street, Suite 310, Philadelphia, PA 19103, serves as the Funds’ independent registered public accounting firm providing audit and tax services.

LEGAL MATTERS

Legal advice regarding certain matters relating to the federal securities laws applicable to the Funds and the offer and sale of their shares has been provided by Dechert LLP, 633 West 5th Street, Suite 4900, Los Angeles, CA 90071.

FINANCIAL STATEMENTS

The financial statements of the Funds for the fiscal year ended October 31, 2024, are incorporated herein by reference. These financial statements include the schedules of investments, statements of assets and liabilities, statements of operations, statements of changes in net assets, financial highlights, notes and (for the Annual Financial Statements) independent registered public accounting firm’s report. You can obtain a copy of the Funds’ Annual Financial Statements and Semi-Annual Financial Statements without charge by calling the Funds at (888) 3DUNHAM (338-6426).

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APPENDIX A – RATINGS

DESCRIPTION OF MOODY’S CORPORATE BOND RATINGS

Aaa. Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future payments cannot be considered as well assured. Often the protection of interest and principal may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody’s applies the numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF MOODY’S MUNICIPAL BOND RATINGS

Aaa. Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

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Aa. Bonds which are rated Aa are judged to be of high quality by all standards. They are rated lower than the Aaa bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which made the long-term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A are judged to be upper medium grade obligations. Security for principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e.; they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements and their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of other terms of the contract over long periods may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be elements of danger present with respect to principal or interest.

DESCRIPTION OF S&P CORPORATE BOND RATINGS

AAA. Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BB. Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB and B. Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

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DESCRIPTION OF S&P’S MUNICIPAL BOND RATINGS

AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. The AA rating may be modified by the addition of a plus or minus sign to show relative standing within the AA rating category.

A. Debt rated A is regarded as safe. This rating differs from the two higher ratings because, with respect to general obligation bonds, there is some weakness that, under certain adverse circumstances, might impair the ability of the issuer to meet debt obligations at some future date. With respect to revenue bonds, debt service coverage is good but not exceptional and stability of pledged revenues could show some variations because of increased competition or economic influences in revenues.

BBB. Bonds rated BBB are regarded as having adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in the A category.

BB. Debt rated BB has less near-term vulnerability to default than other speculative grade debt, however, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payment.

B. Debt rated B has a greater vulnerability to default bit presently has the capacity to meet interest and principal payments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC. Debt rated CCC has a current identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

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DESCRIPTION OF FITCH’S MUNICIPAL BOND RATINGS

Debt rated “AAA”, the highest rating by Fitch, is considered to be of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

Debt rated “AA” is regarded as very high credit quality. The obligor’s ability to pay interest and repay principal is very strong.

Debt rated “A” is of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt with higher ratings.

Debt rated “BBB” is of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is adequate, however a change in economic conditions may adversely affect timely payment.

Debt rated “BB” is considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes, however, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

Debt rated “B” is considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

Debt rated “CCC” has certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

Plus (+) and minus (-) signs are used with a rating symbol (except AAA) to indicate the relative position within the category.

DESCRIPTION OF MOODY’S RATINGS OF STATE AND MUNICIPAL NOTES AND OTHER SHORT-TERM LOANS

Moody’s ratings for state and municipal notes and other short-term loans are designated “Moody’s Investment Grade” (“MIG”). Such ratings recognize the differences between short-term credit risk and long-term risk. A short-term rating designated VMIG may also be assigned on an issue having a demand feature. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term borrowing. Symbols used will be as follows:

MIG-l/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG-2/VMIG-2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

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DESCRIPTION OF S&P’S RATINGS OF STATE AND MUNICIPAL NOTES AND OTHER SHORT-TERM LOANS

Standard & Poor’s tax exempt note ratings are generally given to such notes that mature in three years or less. The two higher rating categories are as follows:

SP-1.Very strong or strong capacity to pay principal and interest. These issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2.Satisfactory capacity to pay principal and interest.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

Commercial paper rated Prime-l by Moody’s are judged by Moody’s to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well insured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

Issuers (or related supporting institutions) rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Commercial paper rated A by S&P have the following characteristics. Liquidity ratios are better than industry average. Long-term debt rating is A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management. Issuers rated A are further refined by use of numbers 1, 2, and 3 to denote relative strength within this highest classification. Those issuers rated A-1 that are determined by S&P to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

Fitch’s commercial paper ratings represent Fitch’s assessment of the issuer’s ability to meet its obligations in a timely manner. The assessment places emphasis on the existence of liquidity. Ratings range from F-1+ which represents exceptionally strong credit quality to F-4 which represents weak credit quality.

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APPENDIX B – PROXY VOTING FOR THE SUB-ADVISERS

Proxy Voting Policy

April 1, 2024

Introduction

Our policy is to vote securities held in client portfolios consistent with our fiduciary duty of care and loyalty and in a manner consistent with the best interest of our clients and, in the case of benefit plans subject to ERISA, in the best interest of their plan participants and beneficiaries. This policy applies to client portfolios for which we have discretionary voting authority. Our proxy voting authority is evidenced in the client’s account agreement or other written client communication. Capitalized terms used in this policy and not defined have the meaning ascribed in the Compliance Manual.

Use of Third Party Proxy Service Provider

We have retained Institutional Shareholder Services (ISS), a leading global proxy service provider, to provide proxy voting services to our client portfolios. ISS services include the following:

●	globally monitoring corporate voting events and public information affecting such events that affect the issuers of securities held in client portfolios as required to cast informed votes;

●	voting client portfolio securities, consistent with agreed upon voting policies and guidelines, in a timely manner; and

●	maintaining certain records concerning the foregoing required by applicable law, rule or regulation, including the U.S. Securities and Exchange Commission (SEC) and U.S. Department of Labor (DOL).

Rationale for Using Third Party Proxy Service Provider

We believe that engaging ISS for proxy voting services is in the best interest of our clients because ISS has a demonstrated comparative advantage relative to our firm’s resources and expertise in this area. In particular, ISS has:

●	a large, dedicated team of experts, researchers and thought leaders in corporate governance matters utilizing both subject-matter and local market expertise;

●	global monitoring capabilities to identify corporate voting events, and public information related to such events, affecting issuers of securities held by client portfolios (including issuer proxy materials and updates thereto);

●	robust benchmark proxy voting guidelines developed using its internal experience and expertise, as well as input from institutional investors and global issuers, supporting well-researched and informed votes;

●	an established proxy voting technology platform; and

●	appropriate compliance policies and procedures, including procedures for addressing material conflicts of interest in its business.

Further, we believe engaging ISS for proxy voting services is in the best interests of our clients because corporate matters subject to shareholder votes tend to be less impactful to our investment process and our stated risk adjusted return objectives for our client portfolios. Our investment process utilizes quantitative methods that identify and incorporate investment signals into its proprietary return, risk and transaction cost models. Our investment professionals do not typically engage in traditional equity asset management activities, such as actively researching individual companies, systematically reviewing or analyzing individual regulatory filings (such as annual and

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quarterly reports and proxy materials) or engaging directly with company executives. ISS has a demonstrated comparative advantage in this area.

Use of Automated Proxy Service

We utilize ISS’ automated voting process, through which ISS generally completes and submits our client portfolios’ proxy votes in accordance with agreed upon voting policies without the votes being reviewed in advance by us. Since ISS submits the votes without our prior review, we do not analyze soliciting materials released by an issuer after ISS has made its voting recommendation, but before votes are submitted (and we do not have any particular comparative advantage in this area relative to ISS’ established capabilities and processes). We do, however, assess (typically on an annual basis) ISS’ procedures to review such soliciting materials released by issuers, and have instructed ISS to cast votes as close to the voting deadline as is reasonably practicable so that ISS can take soliciting materials released by an issuer after ISS has made its voting recommendation into account before finalizing voting decisions.

Third Party Proxy Service Provider Benchmark Voting Policies

ISS maintains a set of benchmark proxy voting policies that are published on ISS’ official website (issgovernance.com). These policies are typically updated annually through ISS’ internal review process which takes into account feedback from the institutional investor community and global issuers on corporate and governance best practices. We review these policies on an annual basis prior to the policies being applied to client portfolios to determine whether we believe such policies are consistent with the objective of maximizing shareholder value and, as applicable, consistent with our obligations under ERISA.

Unless otherwise instructed otherwise by a client (which is not typical among our clients), we apply ISS’ benchmark proxy voting policies across all client portfolios uniformly. We believe a uniform set of guidelines is appropriate because we apply the same uniform investment process across all client portfolios with the same uniform investment objective of maximizing risk adjusted returns for our client portfolios. For separately managed accounts and / or Arrowstreet Sponsored Funds that require a more customized policy (e.g., to address client specific policy matters), we will seek to collaborate with such separately managed account client and / or Arrowstreet Sponsored Fund and ISS to apply an existing specialty policy or to implement a custom policy to address such requirements, consistent with our investment process. With respect to Arrowstreet Sponsored Funds, proxy voting policies are applied only at the fund level and different voting policies may not be applied on an investor by investor basis.

We may, in our discretion, choose to override a decision of ISS with respect to a proxy vote in circumstances where ISS discloses a material conflict of interest prior to a voting deadline and we determine that doing so would be in the best interests of our clients. For more information, see “Conflicts of Interest” below.

Third Party Proxy Service Provider Selection and Monitoring

As part of the selection and monitoring process we assess the following (typically on an annual basis):

●	the quality of the proxy service provider’s staffing and personnel;

●	the technology and information used to form the basis of the proxy service provider’s voting recommendations;

●	the processes and methodologies the proxy service provider uses in formulating its voting recommendations, including its ability to ensure that its proxy voting recommendations are based on current and accurate information, and when and how the proxy service provider engages with issuers and third parties;

●	the adequacy of the proxy service provider’s disclosure of its processes and methodologies;

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●	the proxy service provider’s policies and procedures for identifying, disclosing and addressing potential conflicts of interest, including conflicts that generally arise from providing proxy voting recommendations, proxy services and related activities;

●	any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm; and

●	whether the proxy voting advisor is required to maintain information about the votes of our clients confidential.

In addition, we perform the following monitoring procedures on an annual, semi-annual, quarterly and monthly basis:

●	Annual. On a no less than annual basis, we review the adequacy of ISS’ (i) staffing and personnel; (ii) policies and procedures relating to the voting of proxies, including when and how ISS engages with and seeks input from issuers and third parties; (iii) policies and procedures for identifying, disclosing and addressing potential conflicts of interest, including conflicts that generally arise from providing proxy voting recommendations, proxy services and related activities; (iii) technology and information used to form the basis of ISS’ voting recommendations; (iv) disclosure of its procedures and methodologies in formulating voting recommendations; and (v) updates to its methodologies, guidelines and voting recommendations on an ongoing basis, including in response to feedback from issuers and their shareholders.

●	Semi-Annually. On a no less than semi-annual basis, we conduct a sampling of client proxy votes and underlying proxy research reports to confirm, on a post-vote basis, that ISS proxy voting recommendations were based on current and accurate information (such sampling includes a comparison of the underlying proxy materials relative to the applicable ISS proxy research report). If we determine that a recommendation of ISS was based on a factual error, incompleteness or methodological weaknesses in ISS’ analysis that materially affected one or more votes for a client portfolio, we will take reasonable steps to investigate the matter, taking into account, among other things, the nature of the error and the related recommendation, and seek to determine whether ISS is taking reasonable steps to seek to reduce similar errors in the future. As part of such investigation, we shall consider any information that we deem appropriate, which may include, among other things:

○	ISS’ process for ensuring that it has complete and accurate information about the issuer and each particular matter;

○	Our ability, if any, to access the issuer’s views about ISS’ voting recommendations;

○	ISS’ efforts to correct any identified material deficiencies;

○	ISS’ disclosure regarding the sources of information and methodologies used in formulating voting recommendations and executing voting instructions; and

○	ISS’ consideration of factors unique to specific issuers and proposals when evaluating matters subject to a shareholder vote.

●	Quarterly. On a no less than quarterly basis, we conduct a sampling of client proxy votes and underlying proxy research reports to confirm that they are voted in a manner consistent with the ISS Proxy Guidelines.

●	Monthly. On a monthly basis, we conduct a sampling of client proxy votes and underlying proxy research reports to confirm, on a pre-vote basis, that ISS proxy voting recommendations are based on current and accurate information (such sample to consist of a comparison of the underlying proxy materials relative to the applicable ISS proxy research report). If we determine that a recommendation of ISS is based on a factual

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error, incompleteness or methodological weaknesses in ISS’ analysis that would otherwise materially affect one or more votes for a client portfolio, we will take reasonable steps to investigate the matter taking into account the information outlined above relative to the semi-annual, post-vote review and engage with ISS to the extent practicable prior to the voting the applicable proxy.

We also receive monthly reporting from ISS on the following matters, as applicable, during the applicable period:

○	Material changes to ISS’ conflict of interest policies or procedures;

○	Changes or updates to ISS’ business so that we can determine whether such changes or updates are relevant to an assessment of ISS’ ability to provide proxy voting advice;

○	Conflicts of interest identified in connection with a proxy vote for a client portfolio that were not appropriately remediated or escalated in writing to us for remediation; and

○	“Votes against” applicable ISS proxy voting guidelines relative to our client portfolios.

●	Ongoing. On an ongoing basis we coordinate between our firm, the custodian(s)/administrators of client portfolios subject to this policy, and ISS to facilitate the delivery of proxies and related materials for the respective client portfolio securities in a timely manner (it being understood, however, that our ability to vote proxies is dependent on the timely and accurate delivery of proxy data from the applicable custodian/administrator to ISS which may be delivered too late to take action, or not at all).

In addition, we will review the adequacy of this policy not less than annually to confirm that the policy (i) has been implemented in accordance with its terms and (ii) has been formulated reasonably and implemented effectively, including whether the policy is reasonably designed to ensure that proxies are voted in the best interests of clients as described above.

Environmental, Social and Governance (ESG) Voting

Environmental, social and corporate governance (ESG) voting matters are taken into account in ISS’ standard benchmark proxy voting policies. In addition, upon the request of a client, we may implement enhanced ESG specific voting procedures with respect to the securities held in such client’s portfolio. For such clients, we contract with ISS to cast votes based on a mutually agreed specialized ISS proxy voting policy ISS then monitors events affecting the issuers of securities, as required, to cast informed votes, make decisions on voting securities and maintain necessary records on the votes cast. We pay for the cost of such services. As disclosed in the applicable Arrowstreet Sponsored Fund’s offering documents, ESG specific voting procedures have been implemented in certain Arrowstreet Sponsored Funds that orient their portfolios on the basis of certain ESG factors. We do not expect to add ESG specific voting procedures to our other Arrowstreet Sponsored Funds.

Third Party Proxy Service Provider Fees

We pay for the cost of ISS’ proxy voting services, except in the case of individually tailored proxy voting guidelines, in which case the cost of such service may be negotiated with the client.

Recordkeeping

The Chief Compliance Officer will maintain, or cause ISS to maintain, the following records under this policy for such period as is required by SEC Rule 204-2 (currently five (5) years) or for such longer period as may be requested in writing by a client or by applicable law:

●	Arrowstreet. We will maintain the following records with regard to this policy:

○	Copies of this policy (and revisions thereto);

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○	A copy of each written client request for information on how we or ISS voted that client’s shares, and a copy of any written response by us to any written or oral client request for such information;

○	A copy of each document prepared by us that was material to making a decision on how to vote proxies on behalf of a client, or that records the basis for the decision;

○	A record of each vote cast by the firm on behalf of a client in which we override ISS’ recommendation;

○	Documentation relating to any conflict of interest review undertaken by the Chief Compliance Officer; and

○	Documentation relating to the due diligence and review of the proxy service provider.

●	ISS. We will cause ISS (a registered investment adviser) to (i) maintain the following records under this policy for such period as is required by SEC Rule 204-2 (currently five (5) years) or for such longer period as may be requested in writing by the firm and (ii) produce such records promptly on request:

○	Copies of ISS’ Proxy Voting Guidelines and policies and procedures relating to the voting of proxies and management of conflicts of interest (and revisions thereto);

○	A copy of each proxy statement received regarding client securities, other than any that is available via the SEC’s EDGAR system;

○	A copy of each research report prepared by ISS material to making a decision on how to vote proxies on behalf of our clients; and

○	A record of each vote cast by or on behalf of the firm with respect to client shares.

Conflicts of Interest

We believe that, as a result of utilizing ISS, conflicts of interest between the firm and a client in the proxy voting context will be rare. In the event conflicts of interest arise, such as when ISS notifies us of a conflict of interest involving a proxy recommendation, we will exercise discretion as to whether following the ISS recommendation is in the best interests of our clients.

The Chief Compliance Officer will review any such conflict of interest and use their best judgment to address any such conflict of interest and ensure that it is resolved in accordance with their independent assessment of the best interests of the relevant clients. Such resolution may include, among other things, the firm seeking voting instructions from any affected client.

If ISS notifies the firm of a conflict of interest with respect to a proxy vote after such vote has been taken, the Chief Compliance Officer shall take such action as they deem necessary or appropriate under the circumstances.

It is our policy not to accept any input from any other person or entity in connection with proxy voting decisions, with the exception of a client directed vote or votes made by ISS. In the event that a firm investment professional is pressured or lobbied either from within or outside of the firm with respect to any particular proxy voting decision, such event shall be reported to the Chief Compliance Officer.

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Limitations on Exercising Right to Vote

The following are some of the limitations on our ability to vote proxies on behalf of clients. This is not intended to be an exhaustive list.

●	Shareblocking Markets. We may, in certain cases, refrain from voting if voting could potentially restrict our ability to sell out of a particular name for a certain duration. This is often the case in markets that follow the practice of “shareblocking”. Since voting rights or trading rights can be affected in securities held in shareblocking markets, we generally instruct ISS to refrain from voting in shareblocking markets.

●	Securities Lending. Certain clients engage in securities lending programs, under which shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities are on loan at the record date, the client lending the security cannot vote that proxy.

●	Prime Broker Rehypothecation. Certain clients whose securities are held at a prime broker may be subject to rehypothecation. Shares of an issuer could be rehypothecated while that issuer is conducting a proxy solicitation. If securities are rehypothecated at the record date, the proxy for that security cannot be voted.

●	Costs of Voting Proxies; POAs and Other Documentation. Our ability to vote proxies on behalf of client portfolios is dependent on the specific requirements within each jurisdiction which we are voting. If we determine that the monetary and/or nonmonetary costs to the client of voting in a particular case are likely to exceed the expected economic benefits of voting, ISS may not vote. This is likely to occur, for example, in cases where particular documentation, a registration or a power of attorney is required for proxy voting in certain markets or specific meetings and a client has not provided (or facilitated) such documents with its custodian. As neither we nor ISS is privy to the specific client/custodian arrangements, it is the responsibility of the client and/or the client custodian to ensure the necessary documentation is in place for voting purposes.

●	Timely Communication of Proxies by Custodian. Our ability to vote proxies on behalf of client portfolios is dependent, in part, on the effective and timely communication of proxies and related materials from the client’s custodian to ISS. We may be unable to vote client proxies if such proxies and related materials are not received, or received too late to take action thereon. It is the responsibility of the applicable client custodian to vote proxies in accordance with instructions received from ISS.

●	Portfolio Termination. In the event of a portfolio termination, Arrowstreet will manage proxies for any meeting having a record date on or prior to the effective date of such termination (which includes voting proxies for meetings occurring after such effective date, if the meeting record date occurred prior to termination). Reporting on such proxy votes following a portfolio termination is available upon request.

Client Directed Proxy Voting

We may, in limited circumstances, accept client voting directions or guidelines. In most cases, we typically do not expect to receive directions or guidelines from clients regarding the voting of securities held in client portfolios (which is not typical among our clients), other than in an Arrowstreet Sponsored Fund, where we do not accept voting directions or guidelines on an investor by investor basis. We recommend that any client wishing to direct the voting of its securities should either retain the voting authority directly or grant such authority to another party. Any such action should be reflected in the client’s portfolio agreement or other written document.

Interpretation and Administration

The Chief Compliance Officer is authorized to interpret this policy and adopt additional procedures for its administration. The Chief Compliance Officer may waive any provision of this policy in any particular case if

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consistent with the goals of the policy.

Obtaining Policies and Proxy Records

Clients may contact our Chief Compliance Officer by calling 617-919-0000 or via e-mail at regcompliance@arrowstreetcapital.com for a copy of the ISS proxy voting guidelines (or obtain them online from ISS’ website) or to obtain a record of how proxies were voted for their portfolio.

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PIER CAPITAL LLC

Proxy Voting Policy

Introduction

This statement sets forth the Firm’s policy with respect to the exercise of voting authority in connection with proxy proposals, amendments, consents, corporate actions, class action participation (“Proxy Discretion”) with respect to securities held by the Firm’s Clients.

Policy Statement

The Advisers Act requires the Firm to, at all times, act in the best financial interest of the Clients. To this end, the Firm has adopted and implemented these Proxy Policies and Procedures which are designed to result in voting proxies for the benefit of Clients in order to enhance the value of the securities in Client portfolios. The financial interest of the Clients is the primary consideration when exercising Proxy Discretion taking into account the surrounding facts and circumstances as more fully set forth herein.

Basic Standards

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. The Firm considers it to be our fiduciary duty to preserve and protect the assets of the Clients, including exercising Proxy Discretion, for their benefit. Accordingly, it is Firm policy to exercise Proxy Discretion in a prudent and diligent manner and to base decisions on our reasonable judgment of what will serve the best financial interest of the Clients, after taking into account relevant factors, including, among others,:

●	Impact on the value of the securities

●	Anticipated costs and benefits associated with the proposal

●	Effect on liquidity

●	Customary industry and business practices

In those cases where a Client is deemed to be “plan assets”, the beneficial owners of the security are deemed to be the participants in the employee benefit plans for which we act as investment manager. In those cases where securities are on loan, the Firm as the lender cannot and does not exercise Proxy Discretion for such securities.

There is no per se rule regarding what is a correct decision when exercising Proxy Discretion. Accordingly, as in other areas relating to prudent investing, our decision is based on our good faith analysis and judgment in the context of the surrounding facts and circumstances in question. In determining our vote, however, we will not and do not subordinate the financial interests of our Clients to any other entity or interested party.

Conflicts of Interest

At times, conflicts may arise between the interest of the Clients on the one hand, and the interests of the Firm on the other hand. Examples of conflicts of interest include:

●	The Firm manages a pension plan or assets for a company that is also soliciting proxies.

●	The Firm has a material business relationship with a proponent of a proxy proposal.

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●	The Firm or any of its principals or employees have a personal relationship with participants in a proxy contest.

If the Firm has determined that it has or may be perceived to have a conflict of interest when voting a proxy, the Firm will address matters involving such a conflict of interest as follows:

1.	If the proposal is addressed by the specific policies herein, the Firm will vote in accordance with such policies.

2.	If the Firm believes it is in the best economic interests of the Clients to depart from such policies, the Firm may depart from such policies, provided that, (a) it has documented its rationalization for such vote, and (b) consulting with the Compliance Officer who will advise as to a reasonable resolution of the conflict.

We will use commercially reasonable efforts to determine whether a potential conflict exists based on current known facts and circumstances. Any consideration received in connection with the exercise of Proxy Discretion belongs to the relevant Client and will not be retained by Firm, its employees, or affiliates.

Proxy Discretion Procedures

The Chief Investment Officer is responsible for the administration of Proxy Discretion and the actual voting of the proxies in an accurate and timely manner. The PM or his designee is responsible for making all proxy voting decisions in accordance with these policies and procedures. In this capacity, the Chief Investment Officer is responsible for and performs the following functions:

●	Receive proxy materials or notices

●	Determine the number of shares held by Clients as of the record date

●	Exercise Proxy Discretion consistent with this policy on routine matters or consult with the PM or his designee for decision on non-routine matters

●	Record the Proxy Discretion decision

●	When relevant, record the rationale provided by the PM or his designee and

●	When requested, provide Clients with a report of Proxy Discretion exercised with respect to their positions (this function may be also completed by the Chief Compliance Officer)

In order to facilitate the proxy voting process, Pier has engaged Broadridge Financial Solutions, Inc, an independent proxy voting service (the “Proxy Service”) to electronically streamline the proxy ballot collection and voting process. The Proxy Service allows Pier to vote according to our guidelines as set forth and review reports indicating how individual votes have been cast. The Proxy Service does not automatically cast votes for Pier. Pier must enter its vote into the Proxy Service system. The Proxy Service then casts the vote on Pier’s behalf.

Standing Instructions

To facilitate the timely and complete administration of proxies, the Firm has developed the following standing instructions for the exercise of Proxy Discretion which it believes is in the best economic interest of the Clients.

Unless otherwise advised by the portfolio manager, all proxies will be voted in accordance with the recommendations of management unless in the portfolio manager’s opinion such recommendation is not in the best financial interest of the Clients. This standing instruction is consistent with Firm’s investment process which generally evaluates the quality and commitment of management.

We may abstain from voting if we conclude that the effect on a Client’s economic interests or the value of the portfolio holding is insignificant or indeterminable. In making such a decision, the Firm may consider various factors including, (i) costs associated with exercising Proxy Discretion (e.g., translation or travel expenses) and (ii) potential legal restrictions on trading resulting from the exercise of Proxy Discretion. The firm will not abstain or decide not to vote a proxy if the Client constitutes a Plan.

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In the case of social or political responsibility, we believe social and political issues do not enhance shareholder value and generally abstain or vote against such proposals.

Disclosure

The Firm will disclose in Part 2 of its Form ADV that a copy of this proxy policy is available and will provide details and contact information in order to direct such requests to the appropriate source. Further, the ADV disclosure will also contain a summary of these policies and procedures and will be updated as necessary to reflect changes.

Delegation

We may delegate our responsibilities under these policies and procedures to a third party provided that we retain final authority and fiduciary responsibility for Proxy Discretion. If we so delegate our responsibility, we shall monitor the delegate’s compliance with our policies and procedures, as may be amended from time to time.

Record Keeping

We maintain the records required to be maintained by the Firm with respect to proxies in accordance with the Advisers Act, generally for a period of five years in an easily accessible place, the first two years in a Firm office. For proxies, we will maintain or have available to us,

●	Written or electronic copies of each proxy statement,

●	Record of each proxy voting decision,

●	Documents, if any, regarding decisions that were material in making the voting decision, and

●	A copy of each written request from a Client or investor/limited partner for proxy voting information and our written response.

We may but need not retain proxy statements that we received regarding Client securities to the extent that such proxies are available on the SEC’s EDGAR system. We may also rely upon a third party to maintain certain records required to be maintained by the Advisers Act.

Review & Changes

We shall from time to time review these policies and procedures and may adopt changes based upon our experience, evolving industry practice and developments in applicable laws and regulations. Unless otherwise agreed to with a Client, we may change these proxy voting policies and procedures from time to time without notice to or approval by any Client.

Clients may request a current version of our proxy policies and procedures as well as information as to how the Firm voted proxies or corporate actions for their respective portfolios by contacting Pier’s Chief Compliance Officer at 203-425-1442. Such copies are provided at no charge and may be delivered electronically in the discretion of the Firm.

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American Assets Capital Advisers, LLC

Proxy Voting Policies and Procedures:
Separately Managed Accounts, Private Funds, and Mutual Funds

American Assets Capital Advisers, LLC (“AACA”) has adopted the following guidelines (the “Guidelines”) pursuant to which it, in the absence of special circumstances, generally shall vote proxies for its separately managed account clients, advised/sub-advised private funds (pooled investment vehicles), and advised/sub-advised registered mutual funds (collectively, “Clients” and each individually, a “Client”). These Guidelines are designed to reasonably ensure that proxies are voted in the best interest of the Clients.

I.	Duty to Vote Proxies

AACA views seriously its responsibility to exercise voting authority over securities that are owned by Clients.

A.	It is the policy of AACA to review each proxy statement on an individual basis and to vote exclusively with the goal to best serve the financial interests of the Client.

B.	To document that proxies are being voted, AACA will keep a record reflecting when and how each proxy is voted. AACA will keep and maintain such records consistent with the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”), and other applicable regulations. AACA will make its proxy voting history and policies and procedures available to Clients upon request. To request a written copy, Clients, or their agents, may contact AACA at (858) 345-1470 or by writing to AACA at 3430 Carmel Mountain Road, Suite 150, San Diego, CA 92121.

C.	AACA may utilize the services of an outside proxy service provider selected by its management at its sole discretion, provided that AACA determines that the instructions given to such outside proxy service provider are in the best interests of its Clients.

II.	Guidelines for Voting Proxies

AACA will generally vote proxies so as to promote the long-term economic value of the underlying securities, and generally will follow the Guidelines provided below. Each proxy proposal should be considered on its own merits, and an independent determination will be made whether to support or oppose management’s position. AACA believes that the recommendation of management should be given substantial weight, but AACA will not support management proposals that may be detrimental to the underlying financial value of a stock.

AACA’s portfolio management and compliance department will be responsible for administrating and overseeing the proxy voting process.

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The Guidelines set forth below deal with the two basic categories of proxy proposals. While they are not exhaustive, they do provide a good indication of AACA’s general approach to a wide range of issues.

AACA usually will oppose proposals that dilute the economic interest of shareholders, reduce shareholders’ voting rights, or otherwise limit their authority. Proxies will be voted in what is believed to be in Client’s best interest and not necessarily always with management. Each situation is considered individually within the general guidelines. Routine proposals normally are voted based on the recommendation of the issuer’s management. Non-routine proposals that could meaningfully impact the position of existing shareholders are given special consideration and voted in a manner that is believed to support the interests of the Client.

In certain circumstances, AACA may choose not to exercise its proxy voting authority with respect to separately managed accounts. For example: when AACA believes that the costs to be incurred in assessing the Client’s best interest are greater than the benefits of exercising voting authority; when AACA has received or delivered a notice of termination of its investment management agreement with a Client, even if AACA retains trading authority for a transitional period; when the Client has provided specific voting instructions in writing as to its proxies; or when the Client has specified in writing that it will retain the authority to vote proxies or that it has delegated the right to a third party. AACA always will exercise its proxy voting authority for private funds and mutual funds it advises/sub-advises.

A.	Routine Proposals

Routine proposals are those that do not propose to change the structure, bylaws, or operations of the corporation to the detriment of the shareholders. Given the routine nature of these proposals, proxies will nearly always be voted with management. Traditionally, routine proposals include:

●	Approval of auditors

●	Election of directors and officers of the corporation

●	Indemnification provisions for directors

●	Liability limitations of directors

●	Name changes

●	Declaring stock splits

●	Elimination of preemptive rights

●	Incentive compensation plans

●	Changing the date and/or the location of the annual meetings

●	Minor amendments to the articles of incorporation

●	Employment contracts between the company and its executives and remuneration for directors

●	Automatic dividend reinvestment plans

●	Retirement plans, pensions plans and profit sharing plans, creation of and amendments thereto

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B.	Non-Routine Proposals

These proposals are more likely to affect the structure and operations of the corporation and, therefore, will have a greater impact on the value of the stock. The portfolio voting the proxy will review each issue in this category on a case-by-case basis. AACA will be especially critical of lavish executive compensation and highly priced merger acquisition proposals, which would tend to lower future corporate earnings potential. Non-routine proposals typically include:

●	Mergers and acquisitions

●	Restructuring

●	Reincorporation or formation

●	Changes in capitalization

●	Increase or decrease in number of directors

●	Increase or decrease in preferred stock

●	Increase or decrease in common stock

●	Stock option plans or other compensation plans

●	Social issues

●	Poison pills

●	Golden parachutes

●	Greenmail

●	Supermajority voting

●	Board classification without cumulative voting

●	Confidential voting

AACA will typically accept management’s recommendations on shareholder proposed social issues, since it does not have the means to either evaluate the economic impact of such proposals, or determine a consensus among shareholders’ social and political viewpoints.

C.	Proposals Specific to Mutual Funds

AACA serves as investment adviser to certain investment companies, including an investment company under the Northern Lights Fund Trust. These funds may invest in other investment companies that are not affiliated (“Underlying Funds”) and are required by the Investment Company Act of 1940, as amended (the “1940 Act”) to handle proxies received from Underlying Funds in a certain manner. Notwithstanding the guidelines provided in these procedures, it is the policy of AACA to vote all proxies received from the Underlying Funds in the same proportion that all shares of the Underlying Funds are voted, or in accordance with instructions received from fund shareholders, pursuant to Section 12(d)(1)(F) of the 1940 Act. After properly voted, the proxy materials are placed in a file maintained by the Chief Compliance Officer for future reference.

III.	Conflicts of Interests

AACA is sensitive to conflicts of interest that may arise in the proxy decision-making process between AACA, its affiliated companies, and their clients, or between Clients’ interests and the interests of AACA, AACA’s other clients, and AACA’s affiliated companies. AACA will seek to resolve all conflicts in the best interest of its clients. Voting in accordance with the Guidelines described above will generally prevent any conflicts that may appear to exist from affecting AACA’s voting. However, if a conflict of interest with respect to a proxy vote is identified, AACA

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will not vote the proxy until it has been determined that the conflict of interest is not material, or will take appropriate steps to resolve the conflict of interest. In assessing whether a conflict of interest is material and the steps to resolve the conflict, AACA will consult with senior management, the Chief Compliance Officer, and, as appropriate, an independent consultant or outside counsel in order to act in the collective best interest of AACA’s clients. If a conflict of interest cannot be eliminated or resolved, AACA will provide full and fair disclosure of the conflict of interest and obtain informed consent from its clients.

IV.	Recordkeeping and Reporting

AACA is required to maintain records of proxies voted pursuant to Section 204(2) of the Advisers Act and Rule 204-2(c) thereunder. AACA will maintain and make available to Clients for review a copy of its proxy voting policies and procedures, a record of each vote cast, and each written and verbal Client request for proxy voting records.

Proxy voting books and records are maintained by AACA for five years. If requested in written form, the proxy voting history and policies and procedures shall be sent to a Client within five business days of such a request. To request a written copy, Clients, or their agents, may contact AACA at (858) 345-1470 or by writing to AACA at 3430 Carmel Mountain Road, Suite 150, San Diego, CA 92121.

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Grantham, Mayo, Van Otterloo & Co. LLC and related entities (collectively, “GMO”)

Proxy Voting Policies and Procedures

Adoption: August 6, 2003

Last Revision: January 10, 2022

I.	Statement of Policy

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to seek to ensure that such rights are properly and timely exercised. Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) manages a variety of products and GMO’s proxy voting authority may vary depending on the type of product or specific client preferences. GMO retains full proxy voting discretion for accounts comprised of comingled client assets. However, GMO’s proxy voting authority may vary for accounts that GMO manages on behalf of individual clients. These clients may retain full proxy voting authority for themselves, grant GMO full discretion to vote proxies on their behalf, or provide GMO with proxy voting authority along with specific instructions and/or custom proxy voting guidelines. Where GMO has been granted discretion to vote proxies on behalf of managed account clients this authority must be explicitly defined in the relevant Investment Management Agreement, or other document governing the relationship between GMO and the client.

In exercising its proxy voting authority, GMO is mindful of the fact that the value of proxy voting to a client’s investments may vary depending on the nature of an individual voting matter and the strategy in which a client is invested. Some GMO strategies follow a systematic, research-driven investment approach, applying quantitative tools to process fundamental information and manage risk. Some proxy votes may have heightened value for certain clients, such as votes on corporate events (e.g., mergers and acquisitions, dissolutions, conversions, or consolidations) for those clients invested in GMO strategies involving the purchase of securities around corporate events. These differences may result in varying levels of GMO engagement in proxy votes, but in all cases where GMO retains proxy voting authority, it will seek to vote proxies in the best interest of its clients and in accordance with this Proxy Voting Policy and Procedures (the “Policy”).

GMO’s Stewardship and Corporate Leadership Subcommittee, a sub-committee of the GMO ESG Oversight Committee, is responsible for the implementation of this Policy, including the oversight and use of third-party proxy advisers, the manner in which GMO votes its proxies, and fulfilling GMO’s obligation voting proxies in the best interest of its clients.

II.	Use of Third-Party Proxy Advisors

GMO has retained an independent third-party Proxy Advisory firm for a variety of services including, but not limited to, receiving proxy ballots, proxy voting research and recommendations, and executing votes. GMO may also engage other Proxy Advisory firms as appropriate for proxy voting research and other services.

[1]	Grantham, Mayo, Van Otterloo & Co. LLC, GMO Australia Limited, and GMO Singapore Pte. Ltd.

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III.	Considerations When Assessing or Considering a Proxy Advisory Firm

When considering the engagement of a new, or the performance and retention of an existing, Proxy Advisory firm to provide research, voting recommendations, or other proxy voting related services, GMO will, as part of its assessment, consider:

■	The capacity and competency of the Proxy Advisory firm to adequately analyze the matters up for a vote;

■	The ability of the Proxy Advisory firm to provide information supporting its recommendations in a timely manner;

■	The ability of the Proxy Advisory firm to respond to ad hoc requests from GMO;

■	Whether the Proxy Advisory firm has an effective process for obtaining current and accurate information including from issuers and clients (e.g., engagement with issuers, efforts to correct deficiencies, disclosure about sources of information and methodologies, etc.);

■	How the Proxy Advisory firm incorporates appropriate input in formulating its methodologies and construction of issuer peer groups, including unique characteristics regarding an issuer;

■	Whether the Proxy Advisory firm has adequately disclosed its methodologies and application in formulating specific voting recommendations;

■	The nature of third-party information sources used as a basis for voting recommendations;

■	When and how the Proxy Advisory firm would expect to engage with issuers and other third parties;

■	Whether the Proxy Advisory firm has established adequate policies and procedures on how it identifies, discloses and addresses conflicts of interests that arise from providing proxy voting recommendations and related services, from activities other than providing proxy voting recommendations and services, and from Proxy Advisory firm affiliations;

■	Whether the Proxy Advisory firm has established adequate diversity and inclusion practices;

■	Information regarding any errors, deficiencies, or weaknesses that may materially affect the Proxy Advisory firm’s research or ultimate recommendation;

■	Whether the Proxy Advisory firm appropriately and regularly updates methodologies, guidelines, and recommendations, including in response to feedback from issuers and their shareholders;

■	Whether the Proxy Advisory firm adequately discloses any material business changes taking into account any potential conflicts of interests that may arise from such changes.

GMO also undertakes periodic sampling of proxy votes as part of its assessment of a Proxy Advisory firm and in order to reasonably determine that proxy votes are being cast on behalf of its clients consistent with this Policy.

IV.	Potential Conflicts of Interest of the Proxy Advisor

GMO requires any Proxy Advisory firm it engages with to identify and provide information regarding any material business changes or conflicts of interest on an ongoing basis. Where a conflict of interest may exist, GMO requires information on how said conflict is being addressed. If GMO determines that a material conflict of interest exists and is not sufficiently mitigated, GMO’s Stewardship and Corporate Leadership Subcommittee will determine whether the conflict has an impact on the Proxy Advisory firm’s voting recommendations, research, or other services and determine if any action should be taken.

V.	Voting Procedures and Approach

In relation to stocks held in GMO funds and accounts where GMO has proxy voting discretion, GMO will, as a general rule, seek to vote in accordance with this Policy and the applicable guidelines GMO has developed to govern voting recommendations from its Proxy Advisory firm (“GMO Voting Guidelines”). In instances where a separate account client has provided GMO with specific instructions and/or custom proxy voting guidelines, GMO will seek to vote proxies in line with such instructions or custom guidelines.

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GMO may refrain from voting in certain situations unless otherwise agreed to with a client. These situations include, but are not limited to, when:

1.	The cost of voting a proxy outweighs the benefit of voting;

2.	GMO does not have enough time to process and submit a vote due to the timing of proxy information transfer or other related logistical or administrative issues;

3.	GMO has an outstanding sell order or intends to sell the applicable security prior to the voting date;

4.	There are restrictions on trading resulting from the exercise of a proxy;

5.	Voting would cause an undue burden to GMO (e.g., votes occurring in jurisdictions with beneficial ownership disclosure and/or Power of Attorney requirements); or

6.	GMO has agreed with the client in advance of the vote not to vote in certain situations or on specific issues.

GMO generally does not notify clients of non-voted proxy ballots.

Some of GMO’s strategies primarily focus on portfolio management and research related to macro trading strategies which are implemented through the use of derivatives. These strategies typically do not hold equity securities with voting rights.

VI.	Voting Guidelines

GMO seeks to vote proxies in a manner that encourages and rewards behavior that supports the creation of sustainable long-term growth, and in a way consistent with the investment mandate of the assets we manage for our clients. Accordingly, GMO’s Voting Guidelines aim to promote sustainable best practices in portfolio companies, which includes advocating for environmental protection, human rights, fair labor, and anti-discrimination practices. When evaluating and adopting these guidelines and to encourage best sustainability practices, we take into account generally accepted frameworks such as those defined by the United Nations Principles for Responsible Investment and United Nations Global Compact.2

VII.	Issuer Specific Ballot Evaluations

GMO may review individual ballots (for example, in relation to specific corporate events such as mergers and acquisitions) using a more detailed analysis than is generally applied through the GMO Voting Guidelines. This analysis may, but does not always, result in deviation from the voting recommendation that would result from the GMO Voting Guidelines assigned to a given GMO fund or managed account. When determining whether to conduct an issuer-specific analysis, GMO will consider the potential effect of the vote on the value of the investment. To the extent that issuer-specific analysis results in a voting recommendation that deviates from a recommendation produced by the GMO Voting Guidelines, GMO will be required to vote proxies in a way that, in GMO’s reasonable judgment, is in the best interest of GMO’s clients.

VIII.	Potential Conflicts of Interest of the Advisor

GMO mitigates potential conflicts of interest by generally voting in accordance with the GMO Voting Guidelines and/or specific voting guidelines provided by clients. However, from time to

[2]	Attached as Appendix I is a summary of key topics covered in GMO’s Voting Guidelines for U.S. companies.

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time, GMO may determine to vote contrary to GMO Voting Guidelines with respect to GMO funds or accounts for which GMO has voting discretion, which itself could give rise to potential conflicts of interest.

In addition, if GMO is aware that one of the following conditions exists with respect to a proxy, GMO shall consider such event a potential material conflict of interest:

1.	GMO has a material business relationship or potential relationship with the issuer;

2.	GMO has a material business relationship with the proponent of the proxy proposal; or

3.	GMO members, employees or consultants have a personal or other material business relationship with the participants in the proxy contest, such as corporate directors or director candidates.

In the event of a potential material conflict of interest, GMO will (i) vote such proxy according to the GMO Voting Guidelines; (ii) seek instructions from the client or request that the client votes such proxy, or (iii) abstain. All such instances shall be reported to GMO’s Compliance Department at least quarterly.

IX.	Ballot Materials and Processing

The Proxy Advisory firm is responsible for coordinating with GMO’s clients’ custodians to seek to ensure that proxy materials received by custodians relating to a client’s securities are processed in a timely fashion. Proxies relating to securities held in client accounts will typically be sent directly to the Proxy Advisory firm. In the event that proxy materials are sent to GMO directly instead of the Proxy Advisory firm, GMO will use reasonable efforts to coordinate with the Proxy Advisory firm for processing.

X.	Disclosure

Upon request, GMO will provide clients with a copy of this Policy and how the relevant client’s proxies have been voted. In relation to the latter, GMO will prepare a written response that lists, with respect to each voted proxy:

1.	The name of the issuer;

2.	The proposal voted upon; and

3.	The election made for the proposal.

XI.	GMO Mutual Funds

GMO’s responsibility and authority to vote proxies on behalf of its clients for shares of GMO Trust, a family of registered mutual funds for which GMO serves as the investment adviser, may give rise to conflicts of interest. Accordingly, GMO will (i) vote such proxies in the best interests of its clients with respect to routine matters, including proxies relating to the election of Trustees; and (ii) with respect to matters where a conflict of interest exists between GMO and GMO Trust, such as proxies relating to a new or amended investment management contract between GMO Trust and GMO, or a re-organization of a series of GMO Trust, GMO will either (a) vote such proxies in the same proportion as the votes cast with respect to that proxy, (b) seek instructions from its clients and vote on accordance with those instructions, or (c) take such other action as GMO deems appropriate in consultation with the Trust’s Chief Compliance Officer.

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On an annual basis, GMO will provide, or cause the Proxy Advisory firm to provide, to the GMO Trust administrator or other designee on a timely basis, any and all reports and information necessary to prepare and file Form N-PX, which is required by Rule 30b1-4 under the Investment Company Act of 1940.

XII.	Proxy Recordkeeping

GMO and its Proxy Advisory firm (where applicable) will maintain records with respect to this Policy for a period of no less than five (5) years as required by SEC Rule 204-2 under the Investment Advisers Act of 1940, including the following:

1.	A copy of the Policy, and any amendments thereto;

2.	A copy of any document that was material to making a decision how to vote proxies, or that memorializes that decision; and

3.	A record of each vote cast by GMO or the Proxy Advisory firm on behalf of GMO clients.

XIII.	Review of Policy and Procedures

As a general principle, the Stewardship and Corporate Leadership Subcommittee, with the involvement from the Compliance Department, reviews, on an annual basis, the adequacy of this Policy to reasonably ensure it has been implemented effectively, including whether it continues to be reasonably designed to ensure that GMO’s approach to voting proxies is in the best interests of its clients.

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The Ithaka Group, LLC

Notice of Proxy Voting Procedures

In accordance with Rules 206(4)-6 and 204-2 of the Investment Adviser Act of 1940, The Ithaka Group, LLC (“Ithaka”) provides each client a summary of its proxy voting procedure as follows:

●	Upon opening an account with Ithaka, clients are given the option to delegate proxy voting discretion to Ithaka by completing the appropriate documents. Ithaka will only exercise proxy voting discretion over client shares in the instance where clients give discretionary authority to vote on their behalf.

●	It is Ithaka’s policy to vote client shares in conformity with Broadridge’s ProxyEdge PPI platform using the Social Environmental Template recommendations, in order to limit conflict of interest issues between Ithaka and its clients. Broadridge retains a record of all recommendations.

●	Broadridge is a neutral third party that issues recommendations based on its analysis of voting trends of the top funds in the U.S. (based on assets under management) that are committed to environmentally sustainable investment strategies.

●	Ithaka votes client shares via ProxyEdge PPI, an electronic voting platform provided by Broadridge Financial Solutions Inc. ProxyEdge retains a record of proxy votes for each client.

●	Ithaka’s Operations Department will review all proxy votes to ensure consistency with its procedures.

●	Upon request, clients can receive a copy of Ithaka’s proxy voting procedures and Broadridge’s ProxyEdge PPI’s proxy voting guidelines.

●	Clients may obtain a copy of Ithaka’s voting records for their individual accounts by emailing to: operations@ithakagroup.com or by writing to:

The Ithaka Group.

3811 N Fairfax Drive

Suite 720

Arlington, VA 22203

Attn: Operations Department

All voting information requested will be sent via email or first class mail within five business days of receipt of the request.

●	The procedures are in effect as of March 1, 2024

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NS Partners Ltd Proxy Voting Policy September 2023

INTRODUCTION

NS Partners have a fiduciary duty to vote proxies both in a timely manner and in the best interest of clients. The central tenet of our proxy voting policy is that good corporate governance enhances long-term shareholder value. NS Partners utilizes the proxy research and voting services of Institutional Shareholder Services (ISS) to help assess and vote proxies in accordance with our custom voting policy. Taking into account NS Partners’ custom guidelines, ISS prepares voting recommendations for all proposals on which we are entitled to vote. NS Partners uses these recommendations as a guide, however, certain situations will warrant additional review. Where there is a recommendation to vote against management we reach out to the company to gain a better understanding of the issue at hand. As a result of this engagement and our assessment of the relevant information NS Partners may choose to vote contrary to the ISS recommendation. The policy that follows is not meant to be exhaustive due to the variety of proxy voting issues NS Partners may be required to consider and we may depart from these guidelines to avoid voting decisions that we believe may be contrary to our clients’ best interest.

While NS Partners takes its voting responsibilities very seriously and uses its best efforts to exercise these rights in all cases, there may be situations when it may be impractical or impossible for NS Partners to vote. Such circumstances include a limited number of international markets where share blocking applies or when securities are on loan to a third party. Due to the liquidity and administrative challenges, NS Partners will typically not vote in these situations. NS Partners may deviate from this approach if the situation warrants.

SHAREHOLDER RIGHTS

GENERAL GUIDELINES:

NS Partners will generally vote in favour of proposals that improve corporate governance practices and give shareholders a greater voice in the affairs of the company and, conversely, oppose measures that seek to limit those rights. NS Partners believe that shareholders with meaningful ownership should have the right to call a special meeting and will generally vote against proposals restricting this right. Regarding proxy access, NS Partners will generally support giving shareholders the right to nominate directors, provided nominations reflect a reasonable level of stock ownership and the nominees are well qualified and prepared to act in the interests of all shareholders. Additionally, NS Partners will generally oppose advance notice bylaws that impose unreasonable conditions on shareholders who wish to nominate directors to the board. NS Partners will generally vote against proposals that give management the authority to adjourn or extend a meeting unless compelling reasons are provided. NS Partners will review proxy contests on a case-by-case basis taking into

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consideration the long-term company performance, background to the contested election, nominee qualifications and other relevant factors.

VOTING STANDARD: NS Partners believe that shareholders should have the right to vote in proportion to their ownership and therefore support the principal of one-share, one-vote. Accordingly, NS Partners will generally vote against the authorization or issue of shares that do not have full and equal voting rights, against proposals that support or perpetuate dual share class structures and for proposals to eliminate dual share class structures. NS Partners prefer that companies adopt a majority voting for individual directors in uncontested elections. NS Partners will generally oppose supermajority voting requirements if they are in attempt to diminish the rights of minority shareholders.

ANTI-TAKEOVER MEASURES: NS Partners believe measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. Accordingly, NS Partners will analyse such proposals on a case-by-case basis. NS Partners will generally oppose proposals that entrench management or excessively dilute shareholder ownership, regardless of whether they are advanced by management or shareholders. Conversely, NS Partners will generally support proposals that restrict or otherwise eliminate anti-takeover measures that have already been adopted by corporate issuers.

BOARD OF DIRECTORS

GENERAL GUIDELINES: NS Partners believe that directors have a duty to shareholders, and we may withhold votes for directors that fail to act on key issues.

STAGGERED BOARDS: NS Partners oppose staggered boards as it is our belief that they can entrench existing management and unduly deter takeovers. Therefore, NS Partners will generally vote for proposals to declassify the board of directors.

INDEPENDENCE: NS Partners believe in the importance of an independent board of directors and consider a board to be sufficiently independent when greater than fifty percent of directors are independent. In Japan, this threshold is lowered to one third, which NS Partners believe to be sufficient at present, however this will be revisited as corporate governance reform progresses in the Japanese market. If the proposed board does not meet our independence criteria, NS Partners will generally vote against all non-independent candidates, except for the CEO, as this position is by nature non- independent and in most situations voting against a CEO could be unnecessarily disruptive. While NS Partners support insiders as board members as we feel they provide valuable knowledge and insight to the company, we believe that insider representation should largely reflect level of ownership or control, and therefore we may refrain from voting against certain non-independent candidates or vote against insiders if the number of insiders serving on a board is excessive. Furthermore, NS Partners believe that key committees (Audit, Compensation, Nomination and Governance) should be purely independent and will typically vote against non-independent directors serving on these committees.

SEPARATION OF CHAIR AND CEO: NS Partners believe that the responsibilities of the CEO and board Chair are fundamentally different and should thus be filled by different individuals. Therefore, NS Partners will support proposals to separate the roles of CEO and Chair and will consider voting against the Chair of the Nomination Committee when the roles are combined and a lead independent director has not been established.

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GENDER DIVERSITY: NS Partners believe that board diversity has positive, long-term implications for a company’s performance, and therefore, will generally vote against the chair of the Nomination Committee if a board lacks female representation.

ATTENDANCE: NS Partners will typically vote against directors who have attended less than 75% of the board meetings held within a given year without a valid reason for these absences.

TENURE: NS Partners oppose age and term limits for individual directors and prefer to see board renewal occur through an annual evaluation process which assesses the effectiveness of the board as a whole, its committees and individual directors. If the average tenure of the board exceeds 10 years, NS Partners may vote against the longest-serving member of the board, other than the CEO.

OVERBOARDING: NS Partners will generally vote against directors who are over boarded. We consider a director over boarded if he/she: i) sits on more than a total of five public company boards; or ii) is a CEO and sits on more than a total of two public company boards.

CORPORATE STRUCTURE

GENERAL GUIDELINES: Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, NS Partners will most often vote in accordance with the company’s management on such proposals. However, NS Partners will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company.

MERGERS & ACQUISITIONS: NS Partners will review proposed mergers and acquisitions transactions on a case-by-case basis considering them based on their strategic rationale, valuation, long-term interest and impact on shareholders rights.

SHARE ISSUANCE: NS Partners oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or other anti-takeover devices, or if the issuance of new shares could excessively dilute the value of the outstanding shares.

BUYBACKS: NS Partners will consider share buyback proposals on a case-by-case basis taking into account the impact on long-term shareholder value, the level of disclosure, whether there is evidence that the buyback is being carried out to reward company insiders, and other relevant factors.

EXECUTIVE REMUNERATION

GENERAL GUIDELINES: NS Partners believe that robust executive remuneration guidelines are vital to the functioning of public companies and are a key expression of good corporate governance. While NS Partners are mindful of the complexity of this subject and the varying practices across markets, industries and capitalizations, the following principles guide our voting on matters of executive remuneration. NS Partners will consider factors such as company performance, pay-for-performance alignment, and level of disclosure when voting on proposals related to compensation. Additionally, NS Partners will consider metrics such as CEO base pay, overall CEO compensation, the multiple of annual CEO remuneration to median remuneration of all other employees, the multiple of annual CEO remuneration to the median of all other senior executives, dilution and the annual burn rate. Should NS Partners have concerns regarding any of these metrics we may vote

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against an advisory vote on executive compensation and may also consider voting against the chair and members of the Compensation Committee.

DIRECTOR REMUNERATION

GENERAL GUIDELINES: NS Partners believe that that pay for non-executive directors should be structured in such a way that ensures independence, objectivity and alignment with shareholders’ interests. Non-executive directors should not receive performance-based pay such as performance stock units (PSUs) or stock options, as this can encourage excessive risk-taking and impair objectivity. Instead, NS Partners prefer non-executive directors receive compensation in the form or cash or alternatively restricted stock units (RSUs) or deferred stock units (DSUs), which have the same economic interest as shares, and therefore directly align the interests of directors with those of shareholders.

AUDIT FUNCTION

GENERAL GUIDELINES: NS Partners believes that the company remains in the best position to select and auditor and will generally support management’s recommendation. However, NS Partners recognize there may be inherent conflicts of interest arising when a company’s auditor provides substantial non-audit related services for the company. Therefore, NS Partners may vote against the appointment of an auditor if the fees for non-audit related services are disproportionate to the total audit fees paid by the company or there are other reasons to question the independence of the company’s auditors.

RESPONSIBLE INVESTMENT

GENERAL GUIDELINES: As a signatory of the UN-backed Principles for Responsible Investment NS Partners takes into account environmental and social implications in our proxy voting. Specific proposals related to Environmental and Social issues will be reviewed and analyzed on a case-by-case basis, however NS Partners will generally vote in favour of shareholder proposals that seek to improve disclosure of environmental risks and will also generally vote in favour of shareholder proposals to improve transparency regarding social issues provided it is in the best interest of shareholders.

NS Partners recognizes that climate change poses both risks and opportunities for companies. As supporters of the Task Force on Climate-related Financial Disclosures (TCFD), we encourage companies to strengthen governance oversight of climate change, adopt cost-effective GHG emissions reduction measures, and provide transparency and comprehensive climate-related disclosures.

NS Partners will vote on a case-by-case basis, but generally supports climate-related proposals seeking increased disclosure of climate-related risks.

PROXY VOTING RECORDS

NS Partners provides a summary of its proxy voting record to its clients on a quarterly basis. Additional information is available to our clients on request.

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Boston Partners Global Investors, Inc.

PROXY VOTING

Introduction

Boston Partners generally is responsible for voting proxies with respect to securities held in client accounts, including clients that are subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). Our authority to vote proxies is established by our advisory contracts or other comparable documents, and our policies and procedures have been developed in accordance with these contractual obligations. This policy sets forth our procedures with respect to proxy voting as well as the steps we have taken to comply with SEC Rule 206(4)-6 under the Advisers Act. Specifically, Rule 206(4)-6 requires that we:

●	Adopt and implement written policies and procedures reasonably designed to ensure that we vote client securities in the best interest of clients;

●	Describe our proxy voting policies and procedures to clients and furnish them with a copy on request; and

●	Disclose to clients how they may obtain information from Boston Partners about how we voted proxies for their securities.

A.	Objective

When given responsibility for voting proxies, Boston Partners takes reasonable steps under the circumstances to ensure that proxies are voted in the best interest of our clients. This generally means voting proxies with a view toward enhancing the economic value of stocks held in clients’ accounts. In the case of social and political responsibility issues that, in our opinion, do not primarily involve financial considerations, it is our objective to support shareholder proposals that we believe promote good corporate citizenship while enhancing long-term shareholder value.

B.	Arrangements with Institutional Shareholder Services (“ISS”)

To assist Boston Partners in carrying out our responsibilities with respect to proxy activities, we have engaged ISS, a third-party corporate governance research service, which is registered as an investment adviser. ISS receives all proxy-related materials for securities held in client accounts and votes the proposals in accordance with Boston Partners’ Proxy Voting Policies (the “Proxy Voting Policies”), described below. ISS assists Boston Partners with voting execution, through an electronic vote management system that allows ISS to pre-populate and automatically submit votes in accordance with Boston Partners’ Proxy Voting Policies. While Boston Partners may consider ISS’s recommendations on proxy issues, Boston Partners bears ultimate responsibility for proxy voting decisions and can change votes via ISS’ electronic voting platform at any time before a meeting’s cut-off date. ISS also provides recordkeeping and vote-reporting services.

C.	Boston Partners’ Proxy Voting Policies

When making proxy-voting decisions, Boston Partners generally adheres to the Proxy Voting Policies, as revised from time to time by our Governance Committee (the “Committee”).

Boston Partners has identified for ISS certain routine issues that enable them to vote in a consistent manner with regard to these proposals. In addition, Boston Partners has outlined certain procedures for addressing non-routine issues. Although Boston Partners has instructed ISS to vote in accordance with the Proxy Voting Policies, Boston Partners retains the right to deviate from those Proxy Voting Policies if, in its estimation, doing so would be in the best interest of clients. In addition, there may be situations where the Proxy Voting Policies do not address a particular proxy voting proposal.

The Proxy Voting Policies are described generally in Boston Partners’ Form ADV, Part 2 and are made available to clients on request. They are also available at https://www.boston-partners.com/.

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D.	Role of Boston Partners’ Governance Committee

Boston Partners’ Governance Committee is comprised of portfolio managers and research analysts covering the market capitalization spectrum, as well as a non-voting representatives from compliance, investor relations, legal, and Boston Partners’ Sustainability and Engagement team. The Committee establishes the Proxy Voting Policies and updates the Proxy Voting Policies as necessary, but no less frequently than annually. In addition, the Committee, in its sole discretion, delegates certain functions to internal departments and/or engages third-party vendors to assist in the proxy voting process. Finally, the Committee is responsible for evaluating and resolving conflicts of interest relating to Boston Partners’ proxy voting process.

E.	Role of Boston Partners’ Operations Department

Boston Partners’ Operations Department is primarily responsible for ensuring ISS receives, processes, and votes proxies in accordance with our Proxy Voting Policies for securities held in client accounts. Once a client account is established, the Operations Department will arrange for the client’s custodian to forward proxy materials to ISS. In addition, Boston Partners provides ISS with a daily electronic holdings file so ISS can ensure timely receipt of proxy materials from custodians on an ongoing basis. Active accounts are verified and corrected if needed. This is completed monthly. ISS sends a MAL (Meeting Account List) at the beginning of each month detailing dates of recent ballots, holdings and any inactive or pending account information. Finally, the Operations Department conducts proxy audits annually as detailed in the Operations Department Proxy Procedures. These proxy audits are designed to ensure that proxy materials for client accounts are sent to ISS and that proxy proposals are voted in accordance with the Proxy Voting Policies.

F.	Accounts for Which Boston Partners Has Proxy Voting Responsibility

Boston Partners generally is responsible for voting proxies with respect to accounts over which we exercise discretion. Our investment advisory agreements provide that we are responsible for proxy voting unless the client has directed us to the contrary in writing.

G.	Adherence to Client Proxy Voting Policies

From time to time our clients will provide Boston Partners with their own proxy voting policy. We have found that client policies generally are comparable to Boston Partners’ Policies. Any material differences are addressed directly with the client on a case-by-case basis.

H.	Non-Voting of Proxies

Boston Partners will make every attempt to vote proxies in accounts over which we exercise proxy voting discretion and authority, but there may be instances when we are unable or unwilling to do so because of legal or operational difficulties or because we believe the administrative burden and/or associated cost exceeds the expected benefit to a client. Such instances may include, but are not limited to, the voting of:

●	Securities out on loan pursuant to a securities lending arrangement that the client has entered into with their custodian;

●	Securities of foreign issuers;

●	Securities held on record date but sold prior to the company’s meeting date;

●	Legacy securities that we intend to sell in order to reposition an account at the inception of a new investment advisory relationship; or

●	Proxy solicitations that occur during transitions in investment advisers or changes in custodians.

It is not Boston Partners’ practice to invest assets in advised accounts into mutual funds or other

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pooled investment vehicles affiliated with Boston Partners (e.g., for which Boston Partners serves as investment adviser) (“Affiliated Funds”). However, if we do invest client assets in Affiliated Funds, we may be required to refrain from voting proxies solicited by such Affiliated Funds. Alternatively, we may (unless in the particular situation voting in such a manner would be imprudent or otherwise inconsistent with applicable law) vote shares for each proxy proposal in proportion to the respective client’s interest in an Affiliated Fund.

I.	Shareholder Activism

Boston Partners generally does not actively engage in soliciting proxies or supporting or opposing matters before shareholders. However, we may engage in a dialogue with management or take other actions with regard to a particular proxy proposal if we believe the benefit to shareholders exceeds the cost of such activity.

J.	Disclosures of Proxy Voting Intentions

Boston Partners may be contacted by proxy solicitors, security issuers, or clients regarding a particular proxy proposal. Boston Partners may discuss the specifics of particular proxy proposals or how we intend to vote proposals with any third parties. Proxy Voting Policies are publicly available on Boston Partners’ website should a proxy solicitor, security issuer, or client wish to know how Boston Partners generally votes on routine issues.

K.	Conflicts

ISS is a third-party service provider engaged to make recommendations and to vote proxies in accordance with Boston Partners’ predetermined Proxy Voting Policies. Because we vote proxies based on predetermined Proxy Voting Policies, we believe clients are sufficiently insulated from any actual or perceived conflicts Boston Partners may encounter between our interests and those of our clients. However, we may deviate from the Proxy Voting Policies where, in our estimation, doing so would be in the best financial interest of our clients. If a member of our research or portfolio management team recommends that we vote a particular proxy proposal in a manner inconsistent with the Proxy Voting Policies, we will adhere to certain procedures designed to ensure that the decision to vote the proposal at issue is based on the best interest of Boston Partners’ clients. These procedures are as follows:

Step 1: The individual requesting a deviation from the Proxy Voting Policies or otherwise recommending how Boston Partners should vote in a particular case will complete and certify Boston Partners’ Proxy Conflicts Questionnaire (the “Questionnaire”). The Questionnaire seeks to identify whether the Adviser, its affiliates or their respective officers, directors, or employees may have a business or personal relationship with any participant in a proxy contest, the issuer itself or the issuer’s pension plan, corporate directors or candidates for directorship that may not be readily apparent.

Step 2: In the case of a proposed deviation from the Proxy Voting Policies, the individual requesting the deviation will submit written documentation of the economic rationale and other factors supporting his or her request to the Secretary of the Committee, who will coordinate a Committee meeting to discuss.

Step 3: Based on the responses to the Questionnaire, the Committee (or a subset of the Committee) will determine if there is any actual or perceived conflict of interest between Boston Partners’ interests and those of its clients. If there is a conflict of interest, the Committee (or a subset of the Committee) will determine whether the conflict is “material” based on the nature of the business or personal relationship, the specific proxy proposal and such other factors or criteria as the Committee representatives determine are relevant. In the event of any uncertainty relating to the presence of a conflict of interest or whether a conflict is material, the CCO or non-voting legal and compliance

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members of the Committee may consult internal research or portfolio management personnel as well as outside counsel, as appropriate.

Step 4: If a material conflict of interest is found to exist, Boston Partners will vote the proxy proposal in any of the following manners:

●	Refer Proposal to the Client – Boston Partners may refer the proposal to the client and obtain instructions from the client on how to vote the proxy relating to that proposal.

●	Obtain Client Consent to Boston Partners’ Recommendation – If Boston Partners is in a position to disclose the conflict to the client (i.e., such information is not confidential), Boston Partners may determine how it proposes to vote the proposal on which it has a conflict, fully disclose the nature of the conflict to the client, and obtain the client’s consent to how Boston Partners will vote on the proposal (or otherwise obtain instructions from the client on how the proxy on the proposal should be voted).

●	Use an Independent Third Party – Subject to any client-imposed proxy voting policies, Boston Partners may use an independent third party to recommend how to vote particular proposals that involve a conflict of interest. Such recommendation may be based on the third party’s predetermined proxy voting policies (so long as the subject matter of the proposal is specifically addressed in the guidelines) or independent research conducted by the third party.

Boston Partners also may resolve any material conflict in such other manner as Boston Partners believes is appropriate, including by making its own determination that the particular vote is, notwithstanding the conflict, in the best interest of clients.

Step 5: The Committee Secretary will document the decisions set forth above and the basis for each such decision.

In addition, there may be situations in which Boston Partners cannot rely on its predetermined Proxy Voting Policies because, for example, the Proxy Voting Policies do not address a particular proxy voting proposal. In the event Boston Partners’ Proxy Voting Policies do not address a particular proxy voting proposal or ISS cannot assist in evaluating a particular proxy voting proposal, Boston Partners will adhere to the following procedures:

Step 1: ISS will notify Boston Partners in any event in which Boston Partners’ Proxy Voting Policies do not address a particular proxy voting proposal or ISS cannot provide assistance in evaluating a proposal.

Step 2: The Committee or internal research or portfolio management personnel as the Committee believes are appropriate, will review the ISS analysis and recommendation with regard to each unaddressed proposal, and determine how Boston Partners will vote.

Step 3: The Committee Secretary shall retain a written record of such review and determination. The Committee Secretary shall input appropriate votes into ISS’ platform.

L.	Reports

A copy of Boston Partners’ Proxy Voting Policies and Procedures, as updated from time-to-time, as well as information regarding the voting of securities for each client account is available on request from the relationship manager assigned to the account. If requested, Boston Partners will provide clients with periodic reports on proxy voting decisions for securities in their accounts, in such forms or intervals as reasonably requested. Sustainability and Engagement reports on proxy engagements with issuers is posted to Boston Partners website monthly.

M.	Recordkeeping

Boston Partners, in conjunction with ISS, will maintain records in accordance with the requirements of Rule 204-2 of the Advisers Act.

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Virtus Fixed Income Advisers, LLC,
Proxy Voting Policies and Procedures

Under SEC Rule 206(4)-6 (the “Rule”), investment advisors have fiduciary obligations to their clients if the advisors have authority to vote their clients’ proxies. Under our standard contractual agreements, Virtus Fixed Income Advisers, LLC (“VFIA” or “The Firm”) is authorized to vote proxies on behalf of client accounts.

The Rule requires an investment adviser that exercises voting authority over client proxies to adopt policies and procedures reasonably designed to ensure that the adviser: 1) votes proxies in the best interests of clients; 2) discloses information about those policies and procedures; 3) discloses how clients may obtain information regarding individual security proxy votes cast on their behalf; and 4) maintains appropriate records relating to actual proxy voting.

As a manager of fixed income securities, VFIA rarely has the opportunity to vote any proxy ballots. In the event we do receive equity securities through bond or leveraged loan restructurings, proxy voting policies and procedures have been established.

The Firm has a Proxy Committee (“Committee”) that is comprised of personnel from each division of VFIA that includes compliance, credit research and portfolio management. The Committee has five voting members and the Deputy Chief Compliance Oﬃcer serves as the Secretary of the Committee. The Committee is responsible for establishing policies and procedures reasonably designed to enable the Firm to discharge its fiduciary obligation to vote all applicable proxies on behalf of client accounts and funds where the Firm has proxy voting authority and to ensure compliance with applicable requirements. Annually (or more often as needed), the Committee will review, reaﬃrm and/or amend guidelines, strategies and proxy policies for all client accounts, funds, and product lines. The Committee may meet in person, telephonically or electronically such as via Teams.

The Firm utilizes a third-party proxy service provider, currently Institutional Shareholder Services (“ISS”), for support services related to the Firm’s proxy voting procedures, which include, but are not limited to:

1.	The collection of proxy material from our clients’ custodians.

2.	The review of proxy proposals and appropriate voting recommendations on behalf of the Firm.

3.	The facilitation of proxy voting, reconciliation, and disclosure, in accordance with the Firm’s proxy policies and the Committee’s direction.

4.	Recordkeeping and voting record retention.

The Firm votes all shares per the ISS proxy recommendations when the ISS recommendation is the same as the management recommendation. For voting instances where management and ISS diﬀer, the Proxy Committee will engage the applicable portfolio manager and/or research analyst for a recommendation on how to vote. The Proxy Committee will then ratify that recommendation. VFIA has the ability to override any recommendations provided by ISS in the event they do not represent what is in the best interest of our clients where we have voting authority.

Exceptions to Policy

The Firm may choose not to vote proxies in certain situations, or for certain accounts, such as but not limited to when the cost of voting would exceed any anticipated benefit to the respective client(s); when a proxy is received for a client account that has been terminated; when a proxy is received for a security no longer managed; and/or when the exercise of voting rights could restrict the ability of an account’s portfolio manager to freely trade the security in question (for example, in certain foreign jurisdictions known as “blocking markets”)

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Conﬂicts of Interest

Due to the Firm’s diversified client base and product lines, it may be determined a potential conﬂict exists in connection with a proxy vote. The Committee will determine how to address the conﬂict that may include voting strictly in accordance with policy, voting with management, and/or allowing the third-party service provider to vote in accordance with its guidelines.

Additional conﬂicts of interest will be evaluated by the Committee on an individual basis.

Although the Firm does its best to alleviate or diﬀuse known conﬂicts, there is no guarantee that all situations have been or will be mitigated through proxy policy incorporation.

ESG (Environmental, Social and Governance) Factors

VFIA believes that environmental, social, and corporate governance (“ESG”) factors can inﬂuence investment performance, expose potential investment risks, and provide an indication of management and leadership strength. Accordingly, VFIA will remain aware of applicable ESG factors when voting proxies, to the extent doing so would be consistent with our contractual obligations and our fiduciary duties to our clients. Specific proxy voting proposals relating to ESG factors may cover a wide range of matters and will be reviewed and voted on a case-by-case basis with input from the applicable division.

Additional Information

Records Related to Proxy Voting

All proxy voting records, including policy and procedures, proxy statements, votes cast and any correspondence relative thereto will be maintained in accordance with the applicable provisions of the Investment Advisers Act of 1940 (as amended) and pursuant to the Firm’s Data Retention Policy.

Firm clients:

Individual client Proxy Voting records are available to clients upon request. For any information related to proxy voting, or to obtain information about specific voting issues, please e-mail us at: VFIACompliance@virtus.com.

Virtus Funds shareholders:

Shareholders of the Virtus Funds may request fund-related proxy voting information by calling 1- 800-243-1574.

Eﬀective Date: January 1, 2025

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Great Lakes

Proxy Voting Policies and Procedures

Statement of Policy

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. The Firm generally retains proxy-voting authority with respect to securities purchased for its clients, unless otherwise agreed upon with the particular client. When the Firm retains the proxy voting authority, the Firm has a fiduciary duty to votes proxies in the best interest of its clients and in accordance with these policies and procedures (this “Proxy Voting Policy”). The Firm may decide to not vote proxies in proprietary pilot accounts.

In order to administer this Proxy Voting Policy the Firm has created a Proxy Committee comprised of senior personnel of the Firm, including portfolio management, Operations and Compliance departments.

Risks

In developing these policies and procedures, The Firm considered numerous risks associated with the proxy voting process. This analysis includes risks such as:

●	The Firm’s proxy voting policies and procedures are not reasonably designed to ensure that proxies are voted in the best interests of the Firm’s clients;

●	Proxies are not identified and processed in a timely manner;

●	Proxies are not voted in clients’ best interests;

●	Conflicts of interest between the Firm and a client are not identified or resolved appropriately;

●	The Firm does not conduct an investigation reasonably designed to ensure that its voting determinations are not based on materially inaccurate or incomplete information;

●	Third-party proxy voting services retained by the Firm do not vote proxies according to the Firm’s instructions and in clients’ best interests;

●	The Firm does not conduct appropriate evaluation and oversight of the third-party proxy voting services retained by the Firm;

●	Proxy voting records, client requests for proxy voting information, and the Firm’s responses to such requests, are not properly maintained;

●	The Firm lacks policies regarding clients’ participation in class actions.

The Firm has established policies and procedures to mitigate these risks.

Use of Third-Party Proxy Voting Service

While the voting of proxies remains a fiduciary duty of the Firm, the Firm may contract with service providers to perform certain functions with respect to proxy voting, subject to the oversight by the Firm, as described in these procedures.

If or when GLA decides to rely on the recommendations of a proxy advisory firm versus our own extensive internal research, GLA 1) would determine if the proxy advisory firm has the capacity and competency to make such voting recommendations, and conduct due diligence reviews of the firm; 2) would determine if the proxy recommendations made by the firm are based on materially accurate information; 3) would identify and address any conflicts of interest of the proxy firm to ensure that GLA continues to vote proxies in the best

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interests of its clients; 4) would review the proxy firm’s consistency of voting with guidelines, fees and disclosures as relevant, and other items; and 5) would adopt policies and procedures reasonably designed to provide sufficient oversight of the proxy advisory firm and review the proxy firm’s services and practices on an on-going or periodic basis.

The Firm has entered into an agreement with Institutional Shareholder Services, Inc. (“ISS”) to provide the Firm with its analysis on proxies and to facilitate the electronic voting of proxies. The Firm has instructed ISS to execute all proxies in accordance with the applicable ISS guidelines, except with respect to Special Voting Issues (as defined below) or unless otherwise instructed by the Firm with respect to a particular vote. The Compliance Department manages the Firm’s relationship with ISS.

Proxies relating to securities held in client accounts will be sent directly to ISS. If a proxy is received by the Firm and not sent directly to ISS, the Firm will promptly forward the proxy to ISS. Having ISS complete the actual voting of all proxies provides a central source for the Firm’s proxy voting records.

Proxy Voting Guidelines for Stamford-Based Strategies

ISS’ Standard Guidelines and U.S. Taft-Hartley Guidelines. Except as described below, the Firm will vote proxies for its clients, including the commingled funds managed by the Firm, through the use of ISS’ services in accordance with applicable ISS guidelines. When voting in accordance with ISS guidelines, the Firm will generally apply the ISS’ Standard Guidelines. For the Firm’s Taft-Hartley clients, however, the Firm will vote proxies in accordance with ISS’ U.S. Taft-Hartley Guidelines.

Special Voting Issues. ISS will notify the Firm of certain votes involving, without limitation, certain material mergers and acquisition transactions, reorganizations, capital structure changes, dissolutions, conversions or consolidations, dissident shareholders, contested director elections, and certain social and environmental proposals (“Special Voting Issues”). With respect to all proxies involving Special Voting Issues, a member of the Proxy Committee and the applicable portfolio manager will conduct a more detailed analysis of the issuer or the specific matter to be voted on and will determine whether the Firm will follow ISS recommendations or whether the Firm will make an independent determination on how to vote the proxy in accordance with the best interests of the clients. The Operations Department will send the Firm’s decision on how to vote the proxy to ISS, which will vote the proxy.

Client-Directed Proxies. In the event that a client-directed proxy is in conflict with ISS Guidelines, the Firm will vote in accordance with the client’s proxy guideline. ISS will execute the vote as directed by the Firm.

ISS’ Conflicts and Other Instances of Deviation from ISS Guidelines. In the event that (i) the Firm becomes aware of a conflict of interest between the Firm and ISS, (ii) ISS is unable to complete or provide its research and analysis regarding a security on a timely basis or (iii) the Firm determines that voting in accordance with ISS guidelines is not in the best interest of the client, the Firm will not vote in accordance with ISS guidelines. In such cases, the Firm will make an independent decision on how to vote, which may or may not be consistent with ISS guidelines. ISS will execute the vote as directed by the Firm.

Conflicts of the Firm. In seeking to avoid conflicts, the Firm will vote in accordance with applicable ISS guidelines (i) if an employee of the Firm or one of its affiliates is on the board of directors of a company held in client accounts or (ii) if a conflict of interest exists between the Firm and a client with respect to the issuer. In the event of a conflict of interest between the Firm and a client, the Firm’s voting in accordance with ISS guidelines does not relieve the Firm of its fiduciary obligation to either vote in the client’s best interest or to provide to the client a full and fair disclosure of the conflict and obtain the client’s informed consent.

In the case of ERISA clients, if the investment management agreement reserves to the ERISA client the authority to vote proxies when the Firm determines it has a material conflict that affects its best judgment as an ERISA fiduciary, the Firm will give the ERISA client the opportunity to vote the proxies themselves.

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Absent the client reserving voting rights, the Firm will vote the proxies in accordance with this Proxy Voting Policy.

When the Firm votes proxies on behalf of the account of a corporation, or a pension plan sponsored by a corporation, in which the Firm’s other clients also own stock, the Firm will vote the proxy for its other clients in accordance with applicable ISS guidelines and the proxy for the corporation or its pension plan’s account as directed by the corporation.

Proxy Voting Guidelines for the Chicago and Tampa-Based Strategies

Governance. A company’s board of directors is responsible for the overall governance of the corporation, for representing the interests of shareholders, and for overseeing the company’s relationships with other stakeholders. Hallmarks of an effective board typically include independence, accountability, and diversity of backgrounds and experiences.

Board of Directors

●	Director Elections – The Firm will typically support the company’s candidates for the board of directors unless there is a compelling reason to withhold support, such as poor attendance, insufficient board independence, over-boarding, or failure to satisfactorily carry out the duties and responsibilities of a director. In situations where there are competing candidates or competing slates of candidates, the Firm will vote in the best interests of our clients.

●	Annual Elections – The Firm generally supports the annual election of all directors. We believe that annual elections improve the accountability of board members.

●	Independent Chair – In most circumstances, the Firm believes that investor interests are served best when the board is led by an independent, non-executive chairperson. For instances when the CEO is also the board chair, the Firm supports the appointment of an independent lead director.

●	Board Diversity – The Firm believes that boards are more effective when they are made up of directors with diverse backgrounds, experiences, and areas of expertise. The Firm may withhold support from members of the Nominating or Governance Committees if there is insufficient diversity on the board and an adequate explanation is not disclosed.

●	Board Committees – To avoid conflicts of interest, the Firm believes that members of the Audit, Compensation, and Nominating Committees should consist exclusively of independent directors. When this is not the case, the Firm may withhold support from members of the Nominating or Governance Committees.

Compensation

●	Executive Compensation – The Firm believes that every company is unique and, therefore, compensation plans will vary. We will evaluate compensation proposals on a case-by-case basis. Some of the criteria we will use in our analysis include:

○	Disclosure – explanation of executive compensation plans should be clear, complete, and timely.

○	Performance-based – compensation should be linked to the financial metrics that best reflect value creation on behalf of shareholders and should include both short-term and long-term performance metrics.

○	Link to relevant ESG performance – ideally, a component of compensation should be linked to performance on material ESG issues that are likely to affect the financial performance of the company.

○	Reasonableness – the total amount of compensation and the breakdown between base salary, annual incentive, long-term incentive, and stock option plans should be reasonable. Re-pricing or replacing underwater stock options, as well as excessive use of discretionary or guaranteed bonuses, should be avoided. Peer groups used by the company for comparative purposes should be appropriate.

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We prefer companies to sponsor a say-on-pay vote on an annual basis.

●	Director Compensation – In order to attract and retain qualified individuals and to ensure the alignment of directors’ interests with those of shareholders, the Firm believes that effective director compensation should be reasonable in size, consist of equity that fully vests on the grant date, and should include multi-year equity holding requirements. Director compensation should not include performance-based components that may conflict with directors’ roles representing shareholders’ interests.

●	Compensation Committee – The Firm may withhold support from members of the Compensation Committee if there is a lack of alignment between executive compensation and corporate performance or when significant opposition to a say-on-pay proposal is not addressed adequately.

Shareholder Rights

●	Proxy Access – Granting long-term shareholders the ability to nominate director candidates can improve board accountability. the Firm generally supports proxy access proposals with the following criteria: nominating investors must in aggregate hold at least three percent of outstanding shares; they must have held those shares continuously for at least three years; and nominees must constitute less than a majority of directors.

●	Supermajority Voting – The Firm opposes supermajority voting rules whereby a simple majority vote (i.e. 50% + 1) is insufficient to pass a measure. We will generally vote against proposals to implement a supermajority provision and in favor of proposals to implement a simple majority provision.

●	Cumulative Voting – The Firm generally opposes cumulative voting provisions, wherein a shareholder can combine all of their director votes in favor of a single candidate.

●	Written Consent – The Firm will vote in support of enabling shareholders to act through written consent and vote against proposals limiting this right.

●	Special Meetings – The Firm s will generally vote in support of reasonable provisions that provide shareholders the right to call special meetings.

●	Virtual Meetings – The Firm recognizes the importance of annual in-person meetings, which provide a unique forum for shareholders to communicate with corporate leadership. We also recognize the benefits provided by virtual annual meetings, which enable shareholders to participate without incurring the time and expense of travel. We will support proposals that establish a hybrid in-person/virtual meeting and against proposals that eliminate in-person annual meetings in favor of virtual-only meetings.

●	Poison Pills – The Firm generally votes against poison pills or other anti-takeover measures that prevent the majority of shareholders from exercising their rights.

●	Meeting Adjournment – Great Lakes Advisors will vote against the adjournment of meetings in order to solicit additional votes.

●	Other Business – The Firm will vote against proposals to conduct other business at the meeting, which extends blank check powers to those acting as proxies.

●	Bylaw Amendments – The Firm will vote in favor of proposals to require bylaw amendments be approved by shareholders and against proposals to allow bylaw amendments without shareholder approval.

Environmental and Social Issues

Disclosure

●	The disclosure by companies of information on environmental and social issues that can affect the financial performance of the company will aid investors in making better, more well-informed investment decisions.

○	The Firm will generally support proposals requesting companies disclose additional information on relevant environmental and social issues when current disclosure levels are determined to be insufficient.

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Climate Change

●	The Firm generally supports proposals asking companies to take steps to reduce risks resulting from climate change such as reducing greenhouse gas emissions, improving resource use efficiency, and increasing the use of renewable energy.

Diversity

●	The Firm believes that a diverse workforce free from discrimination is in the best interest of companies and their shareholders.

○	Policies – The Firm generally supports proposals asking companies to include language in diversity statements or policies specifically prohibiting discrimination based upon sexual orientation or gender identity.

○	Disclosure – The Firm generally supports proposals asking companies to disclose information on employee diversity including publishing their EEO-1 reports.

Workplace Issues

●	The Firm will generally support proposals requesting the adoption of workplace codes of conduct that address working conditions, fair wages, child labor, and forced labor.

●	The Firm will generally support proposals requesting companies to adopt vendor or supplier standards addressing workplace safety, worker abuse or intimidation, forced labor, child labor, and fair pay.

●	The Firm will support on a case-by-case basis proposals asking companies to audit and disclose audit results of workplaces and supply chains.

Other Issues

Lobbying

●	The Firm believes that companies may benefit from engaging in lobbying activities in order to influence policies or legislation that may affect their business. Lobbying may be funded either directly or indirectly through third-party groups such as trade associations.

○	The Firm will review on a case-by-case basis proposals asking companies to disclose information about their lobbying activities.

Political Contributions

●	The Firm believes that making contributions to political candidates is generally not in the best interest of shareholders in that politicians will advocate for positions on a wide range of issues. Political influence by companies is more effective when conducted through lobbying on specific issues and advocating a specific position beneficial to the company and its shareholders.

○	The Firm will review on a case-by-case basis proposals asking companies to disclose information about their political contributions.

Abstentions; Determination Not to Vote

The Firm may abstain from voting if the Firm determines that abstention is in the best interests of the client. In making this determination, the Firm will consider various factors, including but not limited to (i) the costs (e.g., translation or travel costs) associated with exercising the proxy and (ii) any legal restrictions on trading resulting from the exercise of the proxy.

Some clients of the Firm participate in securities lending. The Firm will not vote securities that are out on loan within a securities lending program.

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Securities No Longer Owned

The Firm will not review the proxy votes for securities that are no longer owned by a client account at the time of the proxy meeting.

Proxy Voting Audit Procedures and Oversight of Third-Party Proxy Voting Service

When the Firm is voting in accordance with ISS guidelines, the Operations Department reviews the “pre-populated” votes on the ISS’ electronic voting platform before ISS executes the vote. When voting on Special Voting Issues or in other instances of voting not in accordance with ISS guidelines, the Firm’s Operations Department itself “pre-populates” votes on the ISS’ electronic voting platform before ISS executes the vote.

Periodically, a random sample of the proxies voted by ISS will be audited to ensure ISS is voting in accordance with applicable ISS guidelines or consistent with the Firm’s direction, as applicable. A sample of votes on Special Voting Issues will also be reviewed to evaluate whether the Firm’s voting determinations were consistent with this Proxy Voting Policy and in its clients’ best interest.

Annually, the Proxy Committee will review ISS and its policies and methodologies. This review will include, among others, the following topics and determinations:

●	that ISS has the capacity and competence to adequately analyze proxy issues, including the adequacy and quality of its staffing, personnel and /or technology and any material changes in the ISS staffing and technology since the last review;

●	whether ISS has an effective process for seeking timely input from issuers and its clients with respect to its proxy voting policies, methodologies, and peer group constructions;

●	whether ISS engages with issuers, including its process for ensuring that it has complete and accurate information about the issuer and each particular matter, and ISS’ process, if any, for investment advisers to access the issuers’ views about ISS’ voting recommendations;

●	whether the Firm has sufficient information on and understanding of ISS’ methodologies and the factors underlying ISS’ voting recommendations, including an understanding of how ISS obtains information relevant to its voting recommendations and how it engages with issuers and third parties;

●	whether ISS is independent and can make recommendations in an impartial manner in the best interests of the Firm’s clients. This analysis will include a review of (i) any ISS actual or potential conflicts known to the Firm, (ii) ISS’ policies and procedures on identifying, disclosing and addressing conflicts of interest, and (iii) whether ISS is disclosing its actual or potential conflicts to the Firm in a timely, transparent and accessible manner;

●	ISS’ internal controls, including but not limited to a review of ISS’ business continuity plan, methodologies with respect to implementing the Firm’s voting instructions, proxy record keeping and internal and independent third-party audit certifications;

●	Any factual errors, potential incompleteness, or potential methodological weaknesses in the ISS’ analysis known to the Firm and whether such errors, incompleteness, or weaknesses, materially affected ISS’ recommendations. The Firm will also access ISS’ process for disclosure to the Firm and efforts to correct any such identified errors, incompleteness or weaknesses.

Based on the Firm’s assessment of ISS and its service levels, the Firm can make a determination to obtain information about and consider alternative service providers to ISS.

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Disclosure

The Firm will disclose in its Form ADV Part 2A that clients may contact the Firm in order to obtain information on how the Firm voted such client’s proxies, and to request a copy of this Proxy Voting Policy. If a client requests this information, the Client Servicing and Operations Departments will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired: (i) the name of the issuer, (ii) the proposal voted upon and (iii) how the Firm voted the client’s proxy.

A summary of this Proxy Voting Policy will be included in the Firm’s Form ADV Part 2, which is delivered to all clients. The summary will be updated whenever this Proxy Voting Policy is updated.

As a matter of policy, the Firm does not disclose how it expects to vote on upcoming proxies. Additionally, the Firm does not disclose the way it voted proxies to unaffiliated third parties without a legitimate need to know such information.

Conflicts of Interest

Any actual or potential material conflict of interest regarding a proposal for which GLA has voting authority due to a business relationship, personal relationship, or familial relationship with GLA or an affiliate of GLA (including employees), the conflict shall be disclosed to the Proxy Committee, and the ballot shall be voted in alignment with recommendations from an independent proxy voting service to be determined at such time required. A business conflict of interest will be considered material if at least 1% of the annual revenue of GLA or “WHAMCO Holding” (GLA and its subsidiaries) is derived from a business relationship with the parties involved. GLA shall in no case vote the shares of Wintrust Financial Corp. (WTFC, GLA’s parent company) that may be held in GLA accounts, and as such no conflict of interest shall exist with respect to such holdings.

Proxy Voting Record Keeping

The Firm will maintain a record of items 1-3 below in its files. In accordance with its services contract with the Firm, ISS will maintain a record of items 4 and 5 below in its files.

1.	Copies of this Proxy Voting Policy, and any amendments thereto;

2.	A copy of any document the Firm created that was material to making a decision on how to vote proxies, or that memorializes that decision. For votes that are inconsistent with ISS’ guidelines, the Firm must document the rationale for its vote;

3.	A copy of each written client request for information on how the Firm voted such client’s proxies, and a copy of any written response to such request;

4.	A copy of each proxy statement that the Firm or ISS receives regarding client securities; and

5.	A record of each vote that the Firm casts.

Class Actions

The Firm does not direct clients’ participation in class actions, as disclosed in Part 2 of Form ADV. The Compliance Department will determine whether to return any documentation inadvertently received by the Firm regarding clients’ participation in class actions to the sender, or to forward such information to the appropriate clients.

Annual Policy Review

The Proxy Committee will review, no less frequently than annually, the adequacy of this Proxy Voting Policy and the effectiveness of its implementation and determine whether the Policy is reasonably designed to ensure that the Firm casts proxy votes on behalf of its clients in the best interests of such clients.

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PINEBRIDGE INVESTMENTS LLC

PROXY VOTING POLICIES AND PROCEDURES

I. Introduction

Proxy voting is an important right of shareholders, such as PineBridge Clients, for which PineBridge must take reasonable care and diligence to ensure such rights are properly and timely exercised. PineBridge, as a fiduciary for its Clients, must vote proxies in their best interest. We believe considering forward looking improvement in ESG issues is in the economic interest of our Clients. Please refer to the PineBridge Stewardship and Engagement Policy for details on how PineBridge interacts with companies, entities or other market participants on Environmental, Social and Governance (ESG) issues.

II. Policy Statement

Proxy Procedures

As a registered investment adviser that votes (or delegates the voting of) securities held in Client portfolios, PineBridge has implemented proxy voting procedures that are reasonably designed to help ensure that a) PineBridge votes proxies in the best interest of its Clients; b) describes its proxy voting procedures to its Clients, and c) discloses to Clients how they may obtain information on how PineBridge voted their proxies. These procedures are designed to help enable PineBridge to manage material conflicts of interest. While PineBridge must disclose its votes upon request to Clients, no public disclosure is required. (Note that disclosure is required for any mutual funds advised by PineBridge, on Form N-PX.)

Record-Keeping

PineBridge must retain (i) these proxy voting policies and procedures; (ii) proxy statements received regarding Client securities; (iii) records of votes it casts on behalf of Clients; (iv) records of Client requests for proxy voting information, and; (v) any documents prepared by PineBridge that were material to making a decision how to vote, or that memorialized the basis for the decision. PineBridge may rely on proxy statements filed on EDGAR instead of keeping its own copies and rely on proxy statements and records of proxy votes cast by PineBridge that are maintained by contract with a third-party proxy voting service or other third party.

Proxies of Shares of Non-U.S. Corporations

PineBridge has implemented general voting policies with respect to non-U.S. shares owned by Clients. However, although U.S. companies must give shareholders at least 20 days’ advance notice to vote proxies, some non-U.S. companies may provide considerably shorter notice or none at all. PineBridge is not required to “rush” voting decisions in order to meet an impractical deadline, and as a result, PineBridge or PineBridge affiliates’ regional designees under certain circumstances may not vote certain proxies. In addition, certain non-U.S. regulations impose additional costs to a Portfolio that votes proxies, and PineBridge will take that into consideration when determining whether or not to vote.

In the case of a material conflict between the interests of PineBridge and those of its Clients, PineBridge will take steps to address such conflicts (which may include consulting with counsel) and will attempt to resolve all conflicts in the Client’s best interest.

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III. Procedures

●	Compliance is responsible for ensuring that the PineBridge ADV includes the appropriate language summarizing PineBridge’s proxy voting procedures and for updating the summary in the ADV whenever the procedures are updated. Compliance is also responsible for consulting with Legal to ensure that PineBridge’s proxy voting policy is kept up to date and in a form appropriate for transmission to Clients.

●	If a Client or potential Client requests a copy of the Proxy Voting Policy from Client Relations or Sales, Compliance should be contacted for the most recent version, or it may be obtained from the intranet. Client Relations will send to such Client a copy of the current version of the voting procedures within 7 days and will ensure that Compliance receives a log of each Client’s request and the action taken.

●	If a Client requests access to the records of how PineBridge voted its proxies, the Client should be assured that this will be provided, and Operations should be consulted. Operations has access to these proxy voting records.

●	PineBridge has established a Stewardship Committee (the “Committee”), which is responsible for defining and monitoring PineBridge’s proxy voting strategy and process. The Committee is comprised of members of senior management, portfolio management, Compliance, Legal, Product and Operations.

●	The Committee conducts an annual review of the proxy voting guidelines for domestic and non-U.S. Portfolios. Guidelines are reviewed to ensure that the interests of PineBridge’s Clients are best served.

●	Issues not addressed in the voting guidelines are determined on a case-by-case basis with input from the Committee and portfolio managers.

●	PineBridge has engaged a third-party vendor to administer proxy voting on its behalf. The vendor receives, in a majority of cases, proxies directly from the Client’s custodian and votes them based on PineBridge’ s voting guidelines.

●	In circumstances where PineBridge receives proxies directly, these proxies must be sent to the vendor promptly. The vendor then votes them in accordance with PineBridge’s voting guidelines. The vendor maintains a listing of all votes cast on behalf of PineBridge Clients.

January 2023

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MetLife Investment Management, LLC

PROXY VOTING POLICY AND PROCEDURES

1  Introduction

1.1  Purpose

The purpose of this policy is to set forth how MetLife Investment Management, LLC (“MIM, LLC”) votes proxies.

MIM, LLC has established this proxy voting policy with respect to MIM, LLC client accounts (referred to as “client” in this policy) where MIM, LLC has been delegated discretionary proxy voting authority. It is MIM, LLC’s policy to vote client proxies (“proxies”) for the benefit of and in the best interests of its clients in accordance with its fiduciary duty, Rule 206(4)- 6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and other applicable laws (including the fiduciary standards and responsibilities for ERISA accounts set out in ERISA regulation §2550.404a-111).

This policy does not apply where MIM, LLC has not been delegated proxy voting authority by a client (i.e., the client has retained the authority or designated someone other than MIM, LLC to vote proxies on its behalf). This policy is available to all clients upon request, with the understanding that it is subject to change at any time without notice.

1.2  Scope

MIM, LLC is responsible for managing (i) the investment portfolios of MetLife, Inc. subsidiaries (“MetLife Accounts”), and (ii) certain insurance company separate accounts and certain collective investment funds and unaffiliated managed account clients (“Client Accounts” and, together with the MetLife Accounts, the “Accounts”).

1.3  Policy Ownership

This Policy is owned by the Head of Investments Compliance and will be reviewed at least every other year.

1.4  Exceptions and Escalation

This Policy is to be adhered to in all circumstances. Where an exception scenario arises that contravenes this Policy it should be escalated for approval to Investments Compliance.

2  Policy

2.1  Overview

MIM, LLC has adopted these policies and procedures based on the guiding principle that any proxy vote must be done in the best interest of the client and with the intent to maximize the economic value of a particular security. These procedures are designed to ensure that material conflicts of interest on the part of MIM, LLC or its affiliates do not affect voting decisions on behalf of clients. All MIM, LLC personnel who are involved in the voting of proxies are required to adhere to these policies and procedures.

MIM, LLC generally votes every proxy. However, MIM, LLC may abstain on any particular vote or otherwise withhold its vote on any matter if, in the judgment of MIM, LLC, the costs associated with voting a particular proxy outweigh the benefits to clients or if the circumstances make such an abstention or withholding otherwise advisable and in the best interest of clients.

Once a client has delegated its proxy voting rights to MIM, LLC, MIM, LLC does not generally accept any subsequent direction on matters presented to shareholders for vote, regardless of whether such subsequent directions are from the client itself or a third party acting on behalf of the client. MIM, LLC views the delegation of discretionary voting

[1]	In accordance with ERISA regulation §2550.404a-1, MIM, LLC will carry out its proxy voting duties prudently and solely in the interests of the ERISA plan participants and beneficiaries for the exclusive purpose of providing benefits to such participants and beneficiaries and defraying the reasonable expenses of administering the plan.

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authority as an “all-or-nothing” choice for its clients.

MIM, LLC has adopted proxy voting guidelines (the “Guidelines”) that set forth how MIM, LLC plans to vote on specific matters presented for shareholder vote. These Guidelines are periodically reviewed and updated by MIM, LLC’s Proxy Voting Committee (the “Proxy Committee”) and maintained by the Proxy Committee. The Guidelines are intended to address most material conflicts of interest. MIM, LLC, however, reserves the right to override the Guidelines (an “Override”) with respect to a particular shareholder vote when an Override is consistent with the guiding principle of seeking the maximization of economic value to clients, taking into consideration all relevant facts and circumstances at the time of the vote. MIM, LLC’s procedures for determining an Override are set forth herein.

Absent any legal or regulatory requirement to the contrary, it is generally the policy of MIM, LLC to maintain the confidentiality of the particular votes that it casts on behalf of clients. MIM, LLC will furnish to a particular client details of how MIM, LLC has voted the securities in its account; clients can request this information by contacting MIM, LLC. MIM, LLC does not, however, generally disclose the results of voting decisions to third parties (other than those that may have participated in the voting process, as described below).

2.2  Proxy Voting Committee

Certain aspects of the administration of these proxy voting policies and procedures are governed by the Proxy Committee. The Proxy Committee may change its structure or composition from time to time, but at all times shall consist of at least one representative from MIM, LLC’s Index Strategies team, one member from Operations, one member from MIM, LLC’s Public Fixed Income team and one member from Investments Compliance. If other investment divisions of MIM, LLC have assets that require proxy voting, then such unit shall appoint at least one member from their respective investment team. MIM Legal serves as an adviser to the Proxy Committee, but is not a required attendee.

A member of Investments Compliance is responsible for keeping records of the Proxy Committee’s meetings.

The Proxy Committee shall hold at least two regular meetings during each calendar year, at which the Proxy Committee reviews the proxy voting service provider, the Guidelines and proxy voting record data with respect to votes taken in accordance with these policies and procedures since the previous meeting. Information for the Proxy Committee meeting is submitted by the Index Strategies Team and Operations (on behalf of public fixed income).

The Proxy Committee shall also meet: whenever there is a recommendation that the Proxy Committee authorize an Override; in the event of a proxy vote where a material conflict of interest has been identified; or at such other times as the Proxy Committee may determine. Proxy Committee meetings may be held in person, via teleconference or through communication by email.

On all matters, the Proxy Committee makes its decisions by a vote of a majority of the members of the Proxy Committee present at the meeting. At any meeting of the Proxy Committee, a majority of the members of the Proxy Committee in attendance (whether in person or virtual) constitutes a quorum.

2.3  Proxy Voting Service Vendor

MIM, LLC has retained Institutional Shareholder Services (“ISS”) to vote proxies on MIM, LLC’s behalf. ISS prepares analyses of most matters submitted to a shareholder vote and also provides voting services to institutions such as MIM, LLC. ISS receives a daily electronic feed of all holdings in relevant MIM, LLC client voting accounts, and monitors the client accounts and their holdings to ensure that all proxies are received. MIM, LLC has directed ISS to vote proxies in accordance with the Guidelines approved by the Proxy Committee and shall monitor the voting of the proxies.

The Proxy Committee shall, no less than annually, review the services provided by ISS or any other proxy voting and recording service provider retained by MIM, LLC, to assess whether the proxy service provider is capable of making impartial proxy voting recommendations in the best interests of MIM, LLC’s clients.

In making such an assessment the review may consider:

●	The proxy service provider’s conflict management procedures and assessment of the effectiveness of the implementation of such procedures;

●	The proxy service provider’s Form ADV, if applicable, and other disclosure made by a proxy service

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provider regarding its products, services and methods of addressing conflicts of interest; and/or;

●	Inquiries to, and discussions with, representatives of a proxy service provider regarding its products, services and methods of addressing conflicts of interest.

No less than annually, MIM, LLC shall obtain from each proxy service provider a copy of its conflict management procedures and request that the proxy service provider provide an update of any material revision to such procedures.

MIM exercises additional prudence and diligence in the selection and monitoring of ISS by taking steps which include assessing the qualifications of ISS, the quality of services offered, and the reasonableness of fees charged in light of the services provided.

2.4  Overriding the Guidelines

MIM, LLC may Override the Guidelines when such an Override is consistent with this policy and the guiding principle of seeking the maximization of economic value to clients, taking into consideration all relevant facts and circumstances at the time of the vote, as further described below.

If any member of the Proxy Committee, or other individual within MIM, LLC, believes that MIM, LLC should vote in a manner inconsistent with the Guidelines, such person must notify MIM, LLC’s Chief Compliance Officer (“CCO”). The CCO will work with the Proxy Committee to make a determination as to whether the situation presents a material conflict of interest.

The term “conflict of interest”, for purposes of this Policy, refers to a situation in which MIM, LLC or its affiliates have a financial interest in the proxy matter, other than the obligation MIM, LLC incurs as investment adviser, which may compromise MIM, LLC’s freedom of judgment and action with respect to the voting of the proxy. The CCO, in consultation with MIM, LLC Legal, shall determine if there is a conflict of interest and whether or not it is material to the voting of a proxy.

No Material Conflict of Interest

If it is determined that there is no material conflict of interest, MIM, LLC will present the matter to the Proxy Committee for a vote. If the Proxy Committee approves the Override, the appropriate member of MIM, LLC will instruct ISS to vote accordingly prior to the voting deadline. MIM, LLC will retain records of documents material to any such determination and the voting of any such proxy.

Material Conflict of Interest

If, it is determined that there is a material conflict of interest with respect to the relevant shareholder vote, a special meeting of the Proxy Committee will be required to override the guidelines. As part of its deliberations, the Proxy Committee will consider, as applicable, the following:

●	a description of the proposed vote, together with copies of the relevant proxy statement and other solicitation material;

●	data regarding client holdings in the relevant issuer;

●	pertinent information related to a material conflict of interest, together with all relevant materials;

●	the vote indicated by the Guidelines, together with any relevant information provided by ISS; and

●	the rationale for the request for an Override, together with all relevant information.

After review, the Proxy Committee will arrive at a decision based on the guiding principle of seeking the maximization of the economic value of clients’ holdings. The Proxy Committee may vote to authorize an Override with respect to such a vote notwithstanding the presence of a material conflict of interest only if the Proxy Committee determines that such an Override would be in the best interests of clients. Whether or not the committee authorizes an Override, the Proxy Committee’s deliberations and decisions will be appropriately documented and such records

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will be maintained by the group responsible for keeping records of the Proxy Committee’s meetings.

2.5  Votes Not Governed by Guidelines

In the event that there is a matter presented for a proxy vote that is not governed by the Guidelines, the Proxy Committee will follow a process similar to that set forth above in determining how to vote the proxy. In the event of a conflict of interest, the Proxy Committee also will follow a process similar to that set forth above. In such a scenario, the relevant portfolio management team will make a recommendation to the Proxy Committee as to how such proxy should be voted, based on the portfolio management team’s assessment of the particular matter(s) at issue and what they believe to be in the best interest of the client, with the intent to maximize the economic value of the particular security. Under normal circumstances, the Proxy Committee shall approve the portfolio management team’s recommendation, and a member of MIM, LLC will instruct ISS to vote in accordance with the recommendation. In the event that MIM, LLC Legal determines that there is a material conflict of interest with respect to the relevant shareholder vote, a special meeting of the Proxy Committee will be required to arrive at a voting decision, following the applicable considerations and documentation requirements set forth in the “Material Conflict of Interest” section above.

2.6  No Undue Influence

If at any time any MIM, LLC associate is pressured or lobbied with respect to overriding the Guidelines for a particular shareholder vote, such person should provide information regarding such activity to the CCO who will notify Investments Legal and the Proxy Committee and maintain a record of this information. The Proxy Committee will consider this information in evaluating any proposed Override with respect to such a vote.

2.7  Books and Records

MIM, LLC maintains records of all proxies voted in accordance with Section 204-2 of the Advisers Act. MIM, LLC may delegate this responsibility to ISS or any other proxy voting and recording service provider retained by MIM, LLC. As required and permitted by Rule 204-2(c) under the Advisers Act, the following records are maintained:

●	a copy of this policy;

●	proxy statements received regarding client securities;

●	a record of each vote cast, and such records are accessible to MIM, LLC;

●	a copy of any document created by MIM, LLC that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and

●	each written client request for proxy voting records and MIM, LLC’s written response to any (written or oral) client request for such records.

3.1 Policy Governance

This Policy is governed by the MIM Policy Working Group and will be reviewed, updated, and approved accordingly.

Approver	Version Approved
Policy Owner	October 2023
MIM Risk Committee or its designee	October 2023

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Vontobel Asset Management, Inc.

Proxy Voting Policy Guidelines

Vontobel Asset Management, Inc. (“VAMUS”) has adopted and implemented the following policies and procedures (the “Proxy Guidelines”) pursuant to Rule 206(4)-6 of the Investment Adviser Act of 1940, to ensure that where authorized, VAMUS will vote clients securities in a manner that is in the best interest of the client. Clients may opt to give us the authority to vote securities proxies on their behalf via their Investment Management Agreements. Clients that gave us proxy voting authority cannot direct our vote in a particular solicitation. Clients can change their proxy voting option at any time by providing us with written notice.

VAMUS recognizes that the act of managing assets of clients consisting of common stock includes the voting of proxies related to the stock. VAMUS believes that strong governance provides the backbone to a sustainable business. As stewards of capital, VAMUS regards the accountability of the board to a company’s shareholders, and of management to the board, as vital links to help protect the long-term interests of clients.

The sheer number of proxy votes related to client holdings makes it impossible for us to fully research each and every proxy issue. Recognizing the importance of informed and responsible proxy voting, we rely on the services of third-party service providers to provide proxy voting research, guidance, and recommendations. The Proxy Guidelines allow VAMUS to utilize the services of third-party vendors to vote on behalf of Clients.

A key objective of our policies and procedures is to recognize that a company’s management is entrusted with the day-to-day operations and longer-term strategic planning of the company, subject to the oversight of the company’s board of directors. While ordinary business matters are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, this objective also recognizes that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications for the shareholders. We support the right of shareholders to submit important matters for inclusion on a company’s proxy statement. In each case, whether a proposal is introduced by management or shareholders, we have a fiduciary duty to vote in a manner that is in the best interest of our clients. Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

–	Accountability: Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

–	Alignment of Management and Shareholder Interests: Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

–	Transparency: Timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company’s securities.

We base our voting often on the recommendations and sustainability/responsible investment policies of our proxy voting service providers. Additionally, we also have custom policies covering circumstances that may not be consistently addressed by service providers. In most cases, we vote in accordance with the recommendation and policies of service providers, but we reserve the right to disagree or override a recommendation if we see fit. In those instances, the research presented, discussion points and final decision regarding the vote will be documented. Portfolio Managers are ultimately responsible for determining how to

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vote and therefore have the discretion to independently decide any final vote on a proposal. A Portfolio Manager may delegate proxy voting responsibilities to a Research Analyst performing research for specific issuers on the investment management team.

The Chief Compliance Officer or designee shall be responsible for ensuring that such documentation is prepared and maintained by the firm. Client proxies that are voted contrary to a service provider’s recommendation will be review periodically by the firm’s Executive Committee to assess for conflicts of interest or any other relevant issues.

Conflicts of Interest

Conflicts of interest can arise relating to proxy proposals. Whenever VAMUS detects an actual or potential material conflict between the interests of a client and the interests of VAMUS, VAMUS will review the conflict or potential conflict to determine whether a conflict in fact exists and what to do about the identified conflict. Where a conflict has been identified, VAMUS will use one of the following methods to resolve the conflict, provided such method results in a decision to vote the proxies that is solely based on the client’s best interests:

–	Provide the client with sufficient information regarding the shareholder vote and our potential conflict with the client, and obtain the client’s consent before voting;

–	Vote securities based on the pre-determined voting policy set forth herein;

–	Vote client securities based upon the original recommendation of a service provider; or,

–	Request the client to engage another party to determine how the proxies should be voted.

With respect to registered investment company clients, we will resolve all conflicts by voting pursuant to recommendations of a service provider.

A copy of our proxy voting policies and procedures may be obtained by contacting us at 212-804-9300 or at vamuscompliance@vontobel.com. Clients may obtain information about how we voted with respect to their securities by sending us a written request.

Clients for whom we do not have authority to vote securities will receive their proxies or other solicitations directly from their custodians or transfer agents, who will be solely responsible for providing clients with information about a particular solicitation. Clients, however, can call or email us should they have any questions about a particular proxy solicitation.

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PGIM Quantitative Solutions LLC (PQS)

Description of Proxy Voting Policies

Our policy is to vote proxies in the best long-term economic interests of our clients (i.e., the mutual interest of clients in seeing the appreciation in value of a common investment over time). In the case of pooled accounts, our policy is to vote proxies in the best long-term economic interest of the pooled account.

Our proxy voting policy contains detailed voting guidelines on a wide variety of issues commonly voted upon by shareholders. These guidelines reflect our judgment of how to further the best long-term economic interest of our clients through the shareholder voting process. They also reflect our general philosophy on corporate governance matters and our approach to governance and other issues that may often arise when voting ballots on the various securities held in client accounts. Our guidelines are not intended to limit the analysis of individual issues at specific companies nor do they indicate how we will vote in every instance. Rather, they express our views about various ballot issues generally, and provide insight into how we typically approach such issues. We may consider ESG factors in our voting decisions.

From time to time, ballot issues arise that are not addressed by our policy, or circumstances may suggest a vote not in accordance with our established guidelines. In these cases, our voting decisions are made on a case-by-case basis taking into consideration the potential economic impact of the proposal, as well as any circumstances that may result in restrictions on trading the security. Case-by-case, or manual, evaluation of a ballot item entails consideration of various, specific factors as they relate to a particular issuer and/or proposed action. For example, when performing manual evaluation of a ballot item relating to executive compensation (which will generally occur if PGIM Quantitative Solutions receives research suggesting a vote “against” the item), we consider such factors as stock performance, financial position and compensation practices of the issuer relative to its peers, change in control, tax gross-up and clawback policies of the issuer, pay inequality and other corporate practices, although not all factors may be relevant or of equal significance to a specific matter. With respect to contested meetings, which we always vote on a case-by-case basis, we consider research provided by PGIM Quantitative Solutions’ proxy advisor as well as other sources of information available in the marketplace, in order to understand the issues on both sides of the contest and determine our view. With respect to mergers and acquisitions, we consider whether a fairness opinion as to valuation has been obtained.

Not all ballots are received by PGIM Quantitative Solutions in advance of voting deadlines, but when ballots are received in a timely fashion, we strive to meet our voting obligations. We cannot, however, guarantee that every proxy will be voted prior to its deadline.

With respect to non-U.S. holdings, we take into account additional restrictions in some countries that might impair our ability to trade those securities or have other potentially adverse economic consequences. Further, we may be unable to vote proxies in countries where clients or their custodians do not have the ability to cast votes due to lack of documentation or operational capacity, or otherwise. We generally vote non-U.S. securities on a best efforts basis if we determine that voting is in the best economic interest of our clients.

We currently use the services of a third party proxy voting advisor and have directed the proxy advisor, upon receipt of proxies, to vote in a manner consistent with our established proxy voting guidelines described above (assuming timely receipt of proxy materials from issuers and custodians). Our proxy advisor also makes available analyses of ballot issues and voting recommendations to its clients. PGIM Quantitative Solutions’ voting guidelines include instructions to vote certain ballot issues consistent with recommendations made by the proxy advisor. In these cases, PGIM Quantitative Solutions periodically assesses the consistency of its view with that of the proxy advisor and retains ultimate responsibility for the voting decision. We conduct regular due diligence on our proxy advisor.

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Our Proxy Voting Committee includes representatives of our Investment, Operations, Compliance, Risk and Legal teams. This committee is responsible for interpreting our proxy voting policy, identifying conflicts of interest, and periodically assessing the effectiveness of our policy and procedures. The committee also oversees the services provided by our proxy advisor by reviewing management reports and performing periodic reviews of the proxy advisor.

We provide disclosure of our proxy voting policy, guidelines and procedures to our clients who authorize us to vote proxies, generally at the time that we are negotiating our investment management agreement. Any client may obtain a copy of these items, as well as the proxy voting records for that client’s securities, by contacting the client service representative responsible for the client’s account.

Note with Respect to the Voting of Certain Securities

Some of our clients may participate in securities lending programs in their accounts. We do not control or participate in any way in these programs and cannot vote securities that are out of our clients’ portfolios on loan or are otherwise excluded from voting privileges. We generally do not recall securities out on loan for the purpose of voting proxies.

Conflicts of Interest in the Voting Process

Occasionally, a conflict of interest may arise in connection with proxy voting. For example, the issuer of the securities being voted may also be a client or affiliate of ours. When we identify an actual or potential conflict of interest between our firm and our clients or affiliates, we vote in accordance with the policy of our proxy advisor rather than our own policy. In that manner, we seek to maintain the independence and objectivity of the vote.

Client Direction of Voting

Although most of our clients for whom we vote proxies authorize us to vote in accordance with our proxy voting policy, a client may request that we vote its proxies in accordance with a different policy. We generally try to accommodate such requests, as appropriate and consistent with applicable regulations). In addition, a client may direct us to vote its securities in a particular way on a particular proposal and we will seek to do so, assuming timely receipt of the instruction. However, if the ballot pertains to the client’s own meeting, the ballot will be voted in accordance with our third party proxy advisor’s policy. (See “Conflicts of Interest in the Voting Process” immediately above.)

Accounts for Which We Do Not Vote Securities

Some of our clients elect to retain voting authority for themselves. Those clients receive proxies and other solicitation materials from their custodians, and if we receive these materials for the account of such a client, we will forward them to the client’s custodian. If a client has a question about a particular solicitation, the client may contact its client service representative and we will try to address the client’s question. We will not, however, disclose how we intend to vote on an issue for other clients’ accounts unless our disclosure would be consistently provided to all clients in routine communications.

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PART C

OTHER INFORMATION

Item 28. Financial Statements and Exhibits.

(a) Articles of Incorporation. Registrant’s Agreement and Declaration of Trust is incorporated by reference to Exhibit 23(a) to the Registrant’s Statement on Form N-1A filed with the Securities & Exchange Commission (“SEC”) on December 11, 2007.

(b) By-Laws.  Registrant’s By-Laws are incorporated by reference to Exhibit 23(b) to the Registrant’s Statement on Form N-1A filed with the SEC on December 11, 2007.

 (c) Instruments Defining Rights of Security Holder. Articles III, V and VII of the Registrant’s Agreement and Declaration of Trust define the rights of shareholders.

(d) Investment Advisory Contracts.

(d.1)(i) Investment Advisory Agreement with Dunham & Associates Investment Counsel, Inc. was previously filed in Pre-Effective Amendment No. 1 on February 22, 2008 and is incorporated herein by reference.

(d.1)(ii) Revised Schedule A to Investment Advisory Agreement with Dunham & Associates Investment Counsel, Inc. was previously filed in Post-Effective Amendment No. 65 on April 18, 2023 and is incorporated herein by reference.

(d.2) Sub-Advisory Agreement with Boston Partners Global Investors, Inc. with respect to the Dunham Small Cap Value Fund is filed herewith.

(d.3) Sub-Advisory Agreement with PineBridge Investments LLC with respect to the Dunham High-Yield Bond Fund was previously filed in Post-Effective Amendment No. 50 on December 29, 2017 and is incorporated herein by reference.

(d.4) Sub-Advisory Agreement with Pier Capital, LLC with respect to the Dunham Small Cap Growth Fund was previously filed in Post-Effective Amendment No. 11 on February 2, 2010 and is incorporated herein by reference. Amendment dated December 16, 2014 to the Sub-Advisory Agreement was previously filed in Post-Effective Amendment No. 41 on February 20, 2015 and is incorporated herein by reference.

(d.5) Sub-Advisory Agreement with Virtus Fixed Income Advisers, LLC with respect to the Dunham Corporate/Government Bond Fund was previously filed in Post-Effective Amendment No. 63 on February 28, 2023 and is incorporated herein by reference.

(d.6) Sub-Advisory Agreement with American Assets Capital Advisers, LLC with respect to the Dunham Real Estate Stock Fund was previously filed in Post-Effective Amendment No. 58 on February 27, 2020.

(d.7) Sub-Advisory Agreement with NS Partners Ltd. with respect to the Dunham Emerging Markets Stock Fund was previously filed in Post-Effective Amendment No. 58 on February 27, 2020.

(d.8) Sub-Advisory Agreement with Grantham Mayo Van Otterloo & Co. LLC with respect to the Dunham Monthly Distribution Fund was previously filed in Post-Effective Amendment No. 61 on March 1, 2022. Amendment to the Sub-Advisory Agreement with Grantham Mayo Van Otterloo & Co. LLC with respect to the Dunham Monthly Distribution Fund was previously filed in Post-Effective Amendment No. 65 on April 18, 2023 and is incorporated herein by reference.

(d.9) Amended and Restated Sub-Advisory Agreement with Arrowstreet Capital, Limited Partnership was previously filed in Post-Effective Amendment No.37 on September 5, 2014 and is incorporated herein by reference. Amendment dated December 16, 2014 to the Sub-Advisory Agreement was previously filed in Post-Effective Amendment No. 41 on February 20, 2015 and is incorporated herein by reference.

(d.10) Sub-Advisory Agreement with The Ithaka Group, LLC with respect to the Dunham Focused Large Cap Growth Fund was previously filed in Post-Effective Amendment No. 63 on February 28, 2023 and is incorporated herein by reference.

(d.11) Sub-Advisory Agreement with PineBridge Investments LLC with respect to Dunham Floating Rate Bond Fund was previously filed in Post-Effective Amendment No. 61 on March 1, 2022.

(d.12) Sub-Advisory Agreement with Virtus Fixed Income Advisers, LLC with respect to the Dunham International Opportunity Bond Fund was previously filed in Post-Effective Amendment No. 63 on February 28, 2023 and is incorporated herein by reference.

(d.13) Sub-Advisory Agreement with Logan Circle Partners, L.P. with respect to Dunham Appreciation & Income Fund (now known as the Dunham Long/Short Credit Fund) was previously filed in Post-Effective No. 54 on June 29, 2018 and is incorporated herein by reference. Addendum to Sub-Advisory Agreement with MetLife Investment Management, LLC with respect to the Dunham Long/Short Credit Fund was previously filed in Post-Effective Amendment No. 58 on February 27, 2020.

(d.14) Sub-Advisory Agreement with Vontobel Asset Management, Inc. with respect to Dunham Dynamic Macro Fund was previously filed in Post-Effective Amendment No. 63 on February 28, 2023 and is incorporated herein by reference.

(d.15) Sub-Advisory Agreement with Great Lakes Advisors, LLC with respect to Dunham Large Cap Value Fund was previously filed in Post-Effective Amendment No. 63 on February 28, 2023 and is incorporated herein by reference.

(d.16) Sub-Advisory Agreement with PGIM Quantitative Solutions LLC with respect to Dunham U.S. Enhanced Market Fund was previously filed in Post-Effective Amendment No. 65 on April 18, 2023 and is incorporated herein by reference.

(e) Underwriting Contracts.

(e.1) Underwriting Agreement with Dunham & Associates Investment Counsel, Inc. was previously filed in Pre-Effective Amendment No. 1 on February 22, 2008 and is incorporated herein by reference.

(e.2) Revised Schedule A to Underwriting Agreement with Dunham & Associates Investment Counsel, Inc. was previously filed in Post-Effective Amendment No. 65 on April 18, 2023 and is incorporated herein by reference.

(f) Bonus or Profit Sharing Contracts. None.

(g) Custodian Agreements. Registrant’s Custody Agreement between Dunham Funds and US Bank National Association was previously filed in Post-Effective Amendment No.13 on April 9, 2010 and is incorporated herein by reference. Revised Schedule A to Custody Agreement with US Bank National Association was previously filed in Post-Effective Amendment No. 65 on April 18, 2023 and is incorporated herein by reference.

(h) Other Material Contracts.

(h.1) Registrant’s Administrative Services Agreement with Gemini Fund Services, LLC was previously filed in Pre-Effective Amendment No. 1 on February 22, 2008 and is incorporated herein by reference. Revised Schedule B to Fund Administrative Service Agreement with Gemini Fund Services, LLC was previously filed in Post-Effective Amendment No. 35 on October 16, 2013 and is incorporated herein by reference. Amendment dated June 1, 2018 to the Administrative Services Agreement was previously filed in Post-Effective Amendment No. 56 on February 27, 2019 and is incorporated herein by reference. Amendment dated January 1, 2020 to the Administrative Services Agreement was previously filed in Post-Effective Amendment No. 60 on March 1, 2021 and is incorporated herein by reference.. Amendment dated January 1, 2020 to the Administrative Services Agreement was previously filed in Post-Effective Amendment No. 60 on March 1, 2021 and is incorporated herein by reference. Addendum dated May 26, 2022 to the Administrative Services Agreement was previously filed in Post-Effective Amendment No. 63 on February 28, 2023 and is incorporated herein by reference. Revised Schedule A to Fund Administrative Service Agreement was previously filed in Post-Effective Amendment No. 65 on April 18, 2023 and is incorporated herein by reference.

(h.2) Registrant’s Fund Accounting Service Agreement with Gemini Fund Services, LLC was previously filed in Pre-Effective Amendment No. 1 on February 22, 2008 and is incorporated herein by reference. Revised Schedule B to Fund Accounting Service Agreement with Gemini Fund Services, LLC was previously filed in Post-Effective Amendment No. 35 on October 16, 2013 and is incorporated herein by reference. Amendment dated June 1, 2018 to the Fund Accounting Service Agreement was previously in Post-Effective Amendment No. 56 on February 27, 2019 and is incorporated herein by reference. Amendment dated January 1, 2020 to the Fund Accounting Services Agreement was previously filed in Post-Effective Amendment No. 60 on March 1, 2021 and is incorporated herein by reference. Revised Schedule A to Fund Accounting Service Agreement was previously filed in Post-Effective Amendment No. 65 on April 18, 2023 and is incorporated herein by reference.

(h.3) Registrant’s Transfer Agency and Service Agreement with Gemini Fund Services was previously filed in Pre-Effective Amendment No. 1 on February 22, 2008 and is incorporated herein by reference. Revised Schedule B to Transfer Agency and Service Agreement with Gemini Fund Services, LLC was previously filed in Post-Effective Amendment No. 8 on December 30, 2008 and is incorporated herein by reference. Revised Schedule A to Transfer Agency and Service Agreement with Gemini Fund Services, LLC was previously filed in Post-Effective Amendment No. 65 on April 18, 2023 and is incorporated herein by reference.

(h.4) Registrant’s Custody Administration Agreement on behalf of Dunham Monthly Distribution Fund with Gemini Fund Services, LLC was previously filed in Post-Effective Amendment No. 10 on December 4, 2009 and is incorporated herein by reference.

(h.5) Form of Selling Agreement was previously filed in Post-Effective Amendment No. 63 on February 28, 2023 and is incorporated herein by reference.

(i) Legal Opinion.

(i.1) Opinion of Thompson Hine LLP was previously filed in Post-Effective Amendment No. 46 on August 29, 2016 and is incorporated herein by reference.

(i.2) Opinion of Dechert LLP is filed herewith.

 (j) Other Opinions.

(j.1) Consent of Independent Registered Public Accounting Firm, Cohen & Company, Ltd. is filed herewith.

(k) Omitted Financial Statements. None.

(l) Initial Capital Agreements.  Not Applicable.

(m) Rule 12b-1 Plan.

(m.1) Class A Amended and Restated Rule12b-1 Plan was previously filed in Post- Effective Amendment No. 10 on December 4, 2009 and is incorporated herein by reference. Revised Appendix A to the Class A Amended and Restated Rule 12b-1 Plan was previously filed in Post-Effective Amendment No. 65 on April 18, 2023 and is incorporated herein by reference.

(m.2) Class C Amended and Restated Rule 12b-1 Plan was previously filed in Post- Effective Amendment No. 10 on December 4, 2009 and is incorporated herein by reference. Revised Appendix A to the Class C Amended and Restated Rule 12b-1 Plan was previously filed in Post-Effective Amendment No. 65 on April 18, 2023 and is incorporated herein by reference.

(m.3) Class A and Class C Shareholder Servicing Plan Agreement was previously filed in Post- Effective Amendment No. 8 on December 30, 2008 and is incorporated herein by reference. Revised Appendix A to the Class A and Class C Revised Amended and Restated Rule12b-1 Plan was previously filed in Post-Effective Amendment No.13 on April 9, 2010 and is incorporated herein by reference. Revised Appendix A to the Class A and Class C Shareholder Servicing Plan Agreement was previously filed in Post-Effective Amendment No. 65 on April 18, 2023 and is incorporated herein by reference.

(n) Rule 18f-3 Plan. Amended Rule 18f-3 Plan was previously filed in Post-Effective Amendment No. 7 on September 26, 2008 and is incorporated herein by reference. Revised Appendix A and B to the Amended Rule 18f-3 Plan was previously filed in Post-Effective Amendment No.19 on November 29, 2011 and is incorporated herein by reference. Revised Appendix A and B to the Amended Rule 18f-3 Plan was previously filed in Post-Effective Amendment No. 65 on April 18, 2023 and is incorporated herein by reference.

(o) Reserved.

(p) Code of Ethics.

(p.1) Dunham Funds Code of Ethics was previously filed in Post-Effective Amendment No. 1 on March 4, 2008 and is incorporated herein by reference.

(p.2) Dunham & Associates Investment Counsel, Inc. and Dunham Funds joint Code of Ethics and Conduct is filed herewith.

(p.3) Code of Ethics of American Assets Capital Advisers, LLC was previously filed in Post-Effective Amendment No. 58 on February 27, 2020.

(p.4) Pier Capital, LLC Code of Ethics was previously filed in Pre-Effective Amendment No. 1 on February 22, 2008 and is incorporated herein by reference.

(p.5) Reserved.

(p.6) Code of Ethics of Virtus Fixed Income Advisers, LLC was previously filed in Post-Effective Amendment No. 63 on February 28, 2023 and is incorporated herein by reference.

(p.7) Code of Ethics of Grantham Mayo Van Otterloo & Co. LLC was previously filed in Post-Effective Amendment No. 61 on March 1, 2022.

(p.8) Code of Ethics of Boston Partners Global Investors, Inc. is filed herewith.

(p.9) Arrowstreet Capital, Limited Partnership Code of Ethics was previously filed in Post-Effective Amendment No. 7 on September 26, 2008 and is incorporated herein by reference.

(p.10) The Ithaka Group, LLC Code of Ethics was previously filed in Post-Effective Amendment No.18 on September 15, 2011 and is incorporated herein by reference.

(p.11) Code of Ethics of NS Partners, Ltd. was previously filed in Post-Effective Amendment No. 58 on February 27, 2020.

(p.12) Code of Ethics of Vontobel Asset Management, Inc. was previously filed in Post-Effective Amendment No. 63 on February 28, 2023 and is incorporated herein by reference.

(p.13) Code of Ethics of Great Lakes Advisors, LLC was previously filed in Post-Effective Amendment No. 63 on February 28, 2023 and is incorporated herein by reference.

(p.14) Code of Ethics of PineBridge Investments LLC was previously filed in Post-Effective Amendment No. 50 on December 29, 2017 and is incorporated herein by reference.

(p.15) Code of Ethics of MetLife Investments Department was previously filed in Post-Effective Amendment No. 58 on February 27, 2020.

(p.16) Code of Ethics of PGIM Quantitative Solutions LLC was previously filed in Post-Effective Amendment No. 65 on April 18, 2023 and is incorporated herein by reference.

(q) Powers of Attorney. Power of Attorney of the Registrant and Powers of Attorney of the Officers and the Trustees of the Registrant filed herewith.

Item 29. Control Persons. None.

Item 30. Indemnification.

Reference is made to Article VIII of the Registrant’s Agreement and Declaration of Trust which is included.  The application of these provisions is limited by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue. The Registrant may maintain a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy, if maintained, would provide coverage to the Registrant, its Trustees and officers, and could cover its advisers, among others. Coverage under the policy would include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Indemnification by the Underwriter.

(a)       Dunham & Associates Investment Counsel, Inc. agrees to indemnify, defend and hold the Registrant, its several officers and Board members, and any person who controls the Registrant within the meaning of Section 15 of the Securities Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the reasonable cost of investigating or defending such claims, demands or liabilities and any reasonable counsel fees incurred in connection therewith) which the Registrant, its officers or Board members, or any such controlling person, may incur under the Securities Act, the 1940 Act, or under common law or otherwise, but only to the extent that such liability or expense incurred by the Registrant, its officers or Board members, or such controlling person results from such claims or demands:

(i)       arising out of or based upon any sales literature, advertisements, information, statements or representations made by Dunham & Associates Investment Counsel, Inc. and unauthorized by the Registrant or any Disqualifying Conduct in connection with the offering and sale of any Shares, or

(ii)       arising out of or based upon any untrue, or alleged untrue, statement of a material fact contained in information furnished in writing by Dunham & Associates Investment Counsel, Inc. to the Fund specifically for use in the Registrant’s Registration Statement and used in the answers to any of the items of the Registration Statement or in the corresponding statements made in the Prospectus, or shall arise out of or be based upon any omission, or alleged omission, to state a material fact in connection with such information furnished in writing by Dunham & Associates Investment Counsel, Inc. to the Registrant and required to be stated in such answers or necessary to make such information not misleading.

(b)       Dunham & Associates Investment Counsel, Inc.’s agreement to indemnify the Registrant, its officers and Trustees, and any such controlling person, as aforesaid, is expressly conditioned upon Dunham & Associates Investment Counsel, Inc.’s being notified of any action brought against the Registrant, its officers or Trustees, or any such controlling person, such notification to be given by letter, by facsimile or by telegram addressed to Dunham & Associates Investment Counsel, Inc. at its address within a reasonable period of time after the summons or other first legal process shall have been served.

(c)       The failure to notify Dunham & Associates Investment Counsel, Inc. of any such action shall not relieve Dunham & Associates Investment Counsel, Inc. from any liability which it may have to the person against whom such action is brought by reason of any such untrue, or alleged untrue, statement or omission, or alleged omission, otherwise than on account of Dunham & Associates Investment Counsel, Inc.’s indemnity agreement.

(d)       Dunham & Associates Investment Counsel, Inc. will be entitled to assume the defense of any suit brought to enforce any such claim, demand or liability, but, in such case, such defense shall be conducted by counsel of good standing chosen by Dunham & Associates Investment Counsel, Inc. and approved by the Registrant, which approval shall not be unreasonably withheld. If Dunham & Associates Investment Counsel, Inc. elects to assume the defense of any such suit and retain counsel of good standing approved by the Registrant the defendant or defendants in such suit shall bear the fees and expenses of any additional counsel retained by any of them; but in the case Dunham & Associates Investment Counsel, Inc. does not elect to assume the defense of any such suit, Dunham & Associates Investment Counsel, Inc. will reimburse the Registrant, the Registrant’s officers and directors, or the controlling person or persons named as defendant or defendants in such suit, for the reasonable fees and expenses of any counsel retained by the Registrant or them.

Dunham & Associates Investment Counsel, Inc. indemnification agreement contained in this Section and Dunham & Associates Investment Counsel, Inc. representations and warranties in the Underwriting Agreement shall remain operative and in full force and effect regardless of any investigation made by Dunham & Associates Investment Counsel, Inc. or on behalf of Dunham & Associates Investment Counsel, Inc., its officers and directors, or any controlling person, and shall survive the delivery of any Shares. This agreement of indemnity will inure exclusively to the Funds’ benefit, to the benefit of the Funds’ officers and Trustees, and their respective estates, and to the benefit of any controlling persons and their successors. Dunham & Associates Investment Counsel, Inc. agrees promptly to notify the Funds of the commencement of any litigation or proceedings against Dunham & Associates Investment Counsel, Inc. or any of its officers or directors in connection with the issue and sale of Shares.

Sub-Advisory Agreements.

Each sub-advisory agreement indicates that the sub-adviser shall indemnify the Dunham & Associates Investment Counsel, Inc., the Registrant and each respective Fund, and their respective affiliates and controlling persons for any liability and expenses, including reasonable attorneys’ fees, which Dunham & Associates Investment Counsel, Inc., the Registrant or a Fund and their respective affiliates and controlling persons may sustain as a result of the respective sub-adviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law. Notwithstanding any other provision in the sub-advisory agreement, the Dunham & Associates Investment Counsel, Inc., in addition to its other indemnification obligations hereunder, will indemnify the Dunham & Associates Investment Counsel, Inc., the Registrant and each Fund, and their respective affiliates and controlling persons for any liability and expenses, including reasonable attorneys’ fees, to which they may be subjected as a result of their reliance upon and use of the historical performance calculations provided by the respective sub-adviser concerning the sub-adviser’s composite account data or historical performance information on similarly managed investment companies or accounts, except that the Dunham & Associates Investment Counsel, Inc., the Registrant and each Fund and their respective affiliated persons and control persons shall not be indemnified for a loss or expense resulting from their negligence or willful misconduct in using such numbers.

Item 31. Activities of Investment Adviser.

Certain information pertaining to the business and other connections of Dunham & Associates Investment Counsel, Inc., the Adviser to the Dunham Funds, is hereby incorporated herein by reference to the section of Prospectus captioned “Management of the Fund” and to the section of the Statement of Additional Information captioned “Investment Management and Other Services.”  The information required by this Item 26 with respect to each director, officer or partner of Dunham & Associates Investment Counsel, Inc. is incorporated by reference to Form ADV filed by Dunham & Associates Investment Counsel, Inc. with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-25803).

See “Management of the Funds, Sub-Advisers” in the Prospectus and “Investment Management and Other Services” in the Statement of Additional Information regarding the business of the sub-advisers to the Dunham Funds.  For information as to the business, profession vocation or employment of a substantial nature of each of the officers and directors of the sub-advisers, reference is made to the Form ADV of Virtus Fixed Income Advisers, LLC (File No.

801-68743); the Form ADV of American Assets Capital Advisers, LLC (File No.801-280101); the Form ADV of Boston Partners Global Investors, Inc. (File No. 801-61786); the Form ADV of Pier Capital, LLC (File No.801-63390); the Form ADV of MetLife Investment Management, LLC (File No. 801-67314); the Form ADV of Grantham Mayo Van Otterloo & Co. LLC (File No. 801-15028); the Form ADV of Arrowstreet Capital, Limited Partnership (File No. 801-56633); the Form ADV of The Ithaka Group (File No. 801-69086); the Form ADV of NS Partners, Ltd.. (File No. 801-26315); the Form ADV of Great Lakes Advisors, LLC (File No. 801-16937); the Form ADV of Vontobel Asset Management, Inc. (File No. 801-21953); the Form ADV of PineBridge Investments LLC (File No. 801-18759); and the Form ADV of PGIM Quantitative Solutions LLC (File No. 801-62692).

Item 32. Principal Underwriter.

(a) Dunham & Associates Investment Counsel, Inc. is the principal underwriter of the Registrant only.

(b) Dunham & Associates Investment Counsel, Inc. is registered with Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority. The principal business address of Dunham & Associates Investment Counsel, Inc. is 6256 Greenwich Drive, Suite 550, San Diego, CA 92122.   To the best of Registrant’s knowledge, the following are the officers of Dunham & Associates Investment Counsel, Inc.:

Name	Positions and Offices with Underwriter	Positions and Offices with the Funds
Jeffrey A. Dunham	President and Chief Executive Officer	Trustee, Chairman, President and Principal Executive Officer
Christine Zou	Chief Financial Officer	Treasurer and Principal Financial Officer
Helmut Boisch	Chief Operations Officer	Secretary
Viktoria Palermo	Chief Compliance Officer	Chief Compliance Officer and AML Officer
Brandon Wilson	Director of IT	None
Salvatore M. Capizzi	Chief Sales and Marketing Officer	None
Ryan Dykmans	Chief Investment Officer	Assistant Secretary

(c) Not Applicable.

Item 33. Location of Accounts and Records.

All accounts, books and documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 thereunder are maintained at the office of the Registrant and the Transfer Agent at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474, except that all records relating to the activities of the Fund’s Custodian are maintained at the office of the Custodian, US Bank, N.A., 425 Walnut Street, 6th Fl., Cincinnati, OH 45202.

Item 34. Management Services. Not applicable.

Item 35. Undertakings. None.

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, State of California, on the 28th day of February 2025.

DUNHAM FUNDS

By:	/s/ Robert A. Robertson
Robert A. Robertson
Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following person in the capacities indicated on the 28th day of February 2025.

Signature	Title
/s/ Jeffrey A. Dunham* Jeffrey A. Dunham	Trustee, President and Principal Executive Officer
/s/ Christine Zou* Christine Zou	Treasurer and Principal Financial Officer
/s/ Ray McKewon* Ray McKewon	Trustee
/s/ Paul A. Rosinack* Paul A. Rosinack	Trustee
/s/ Michael J. Torvinen* Michael J. Torvinen	Trustee

*By:	/s/ Robert A. Robertson
Robert A. Robertson
Attorney-in-Fact
February 28, 2025

Exhibit Index

Index No.	Description of Exhibit

(d.2)	Sub-Advisory Agreement with Boston Partners Global Investors, Inc. with respect to the Dunham Small Cap Value Fund

(i.2)	Consent of Dechert LLP

(j.1)	Consent of Independent Registered Public Accounting Firm, Cohen & Company, Ltd.

(p.2)	Dunham & Associates Investment Counsel, Inc. and Dunham Funds joint Code of Ethics and Conduct

(p.8)	Code of Ethics of Boston Partners Global Investors. Inc.

(q)	Powers of Attorney